UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09689

Wells Fargo Master Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: February 28

Registrant is making a filing for 11 of its series:

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio and Wells Fargo U.S. REIT Portfolio.

Date of reporting period:         August 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS

Semi-Annual Report
August 31, 2021
Wells Fargo Bloomberg Barclays
US Aggregate ex-Corporate Portfolio

 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio  |  1

Portfolio information (unaudited)
Investment objective	The Portfolio seeks to replicate the total return of the Bloomberg U.S. Aggregate ex-Corporate Index, before fees and expenses.
Adviser	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Manjunath Boraiah, Christopher Y. Kauffman, CFA®‡, Janet S. Rilling, CFA®‡, CPA, Michal Stanczyk
Ten largest holdings (%) as of August 31, 2021[1]
FNMA, 2.00%, 9-14-2051	6.51
FNMA, 2.50%, 9-14-2051	3.54
U.S. Treasury Bond, 3.00%, 5-15-2047	2.83
FHLMC, 3.00%, 2-1-2047	1.48
GNMA, 2.00%, 9-21-2051	1.35
GNMA, 2.50%, 9-21-2051	1.30
FHLMC, 3.50%, 2-1-2044	1.29
FNMA, 2.00%, 9-16-2036	1.21
GNMA, 3.50%, 2-20-2045	1.18
U.S. Treasury Note, 1.63%, 2-15-2026	1.10
[1]	Figures represent the percentage of the Portfolio's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio composition as of August 31, 2021[1]
[1]	Figures represent the percentage of the Portfolio's long-term investments. These amounts are subject to change and may have changed since the date specified.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2  |  Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities: 39.45%
FFCB	0.17%	11-30-2022	$20,000	$ 19,991
FFCB	0.30	3-28-2024	100,000	99,804
FFCB	0.48	9-3-2024	70,000	69,860
FFCB	0.57	7-2-2024	180,000	180,008
FFCB	1.55	7-26-2030	700,000	698,289
FHLB	1.50	8-15-2024	10,000	10,331
FHLB	2.13	3-10-2023	980,000	1,009,139
FHLB	2.13	6-9-2023	70,000	72,412
FHLB	2.75	12-13-2024	10,000	10,748
FHLB	2.88	6-14-2024	430,000	459,389
FHLB	2.88	9-13-2024	60,000	64,470
FHLB	3.00	3-10-2028	10,000	11,180
FHLB	3.38	9-8-2023	30,000	31,891
FHLB	5.38	8-15-2024	420,000	480,853
FHLB	5.63	3-14-2036	10,000	14,907
FHLMC	0.25	11-6-2023	990,000	990,030
FHLMC	0.32	11-24-2023	50,000	49,998
FHLMC	0.62	12-1-2025	900,000	896,437
FHLMC	1.50	11-1-2035	962,055	978,135
FHLMC	2.50	3-1-2032	2,098,874	2,204,764
FHLMC	2.50	2-1-2035	814,025	852,304
FHLMC	2.75	6-19-2023	220,000	230,030
FHLMC	3.00	2-1-2047	8,184,338	8,695,116
FHLMC	3.00	3-1-2048	62,752	65,807
FHLMC	3.00	6-1-2050	1,455,781	1,533,732
FHLMC	3.00	7-1-2050	2,845,680	3,005,154
FHLMC	3.00	8-1-2050	1,375,846	1,455,535
FHLMC	3.50	2-1-2044	6,956,908	7,574,035
FHLMC	3.50	4-1-2045	284,792	308,584
FHLMC	3.50	8-1-2047	2,622,768	2,787,597
FHLMC	5.50	7-15-2036	220,000	328,401
FHLMC	6.00	7-1-2040	1,575,901	1,865,220
FHLMC	6.75	3-15-2031	330,000	488,387
FHLMC Series K029 Class A2 ±±	3.32	2-25-2023	545,000	565,864
FHLMC Series K030 Class A2 ±±	3.25	4-25-2023	305,000	317,085
FHLMC Series K032 Class A2 ±±	3.31	5-25-2023	50,000	52,305
FHLMC Series K034 Class A2 ±±	3.53	7-25-2023	60,000	63,140
FHLMC Series K035 Class A2 ±±	3.46	8-25-2023	55,000	57,962
FHLMC Series K048 Class A2 ±±	3.28	6-25-2025	215,000	233,958
FHLMC Series K062 Class A2	3.41	12-25-2026	750,000	838,477
FHLMC Series K063 Class A2 ±±	3.43	1-25-2027	45,000	50,360
FHLMC Series K070 Class A2 ±±	3.30	11-25-2027	425,000	477,433
FHLMC Series K152 Class A1	2.83	5-25-2030	299,284	325,423
FHLMC Series K152 Class A2	3.08	1-25-2031	125,000	141,124
FHLMC Series K153 Class A3 ±±	3.12	10-25-2031	70,000	79,614
FHLMC Series K155 Class A3	3.75	4-25-2033	40,000	47,753
FNMA	0.25	5-22-2023	330,000	330,478
FNMA	0.25	7-10-2023	390,000	390,373
FNMA	0.35	8-18-2023	310,000	310,501
FNMA	0.38	7-21-2025	400,000	396,594
FNMA	0.50	11-7-2025	280,000	278,246
FNMA	0.63	4-22-2025	650,000	651,745
FNMA %%	1.50	9-16-2036	2,115,000	2,148,844
FNMA %%	1.50	9-14-2051	6,490,000	6,378,200
The accompanying notes are an integral part of these financial statements.

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio  |  3

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA %%	2.00%	9-16-2036	$6,910,000	$ 7,150,135
FNMA	2.00	1-1-2041	933,988	957,096
FNMA %%	2.00	9-14-2051	37,860,000	38,379,096
FNMA	2.13	4-24-2026	180,000	191,333
FNMA	2.50	12-1-2027	404,275	424,288
FNMA	2.50	9-1-2031	1,430,009	1,501,740
FNMA	2.50	2-1-2035	1,080,764	1,131,216
FNMA	2.50	11-1-2050	4,339,965	4,534,459
FNMA %%	2.50	9-14-2051	20,115,000	20,891,313
FNMA	3.00	12-1-2026	1,569,249	1,655,179
FNMA	3.00	12-1-2030	304,696	323,330
FNMA	3.00	7-1-2032	1,673,558	1,773,232
FNMA	3.00	1-1-2034	233,413	246,615
FNMA	3.00	8-1-2036	106,957	112,777
FNMA	3.00	2-1-2037	2,118,293	2,234,363
FNMA	3.00	8-1-2043	1,504,723	1,605,026
FNMA	3.00	11-1-2046	1,596,215	1,701,361
FNMA	3.00	12-1-2047	865,896	909,274
FNMA	3.00	9-1-2050	5,154,874	5,450,630
FNMA	3.50	4-1-2034	2,146,997	2,300,190
FNMA	3.50	1-1-2035	108,563	117,448
FNMA	3.50	3-1-2036	1,154,570	1,242,181
FNMA	3.50	4-1-2037	533,048	568,670
FNMA	3.50	6-1-2042	316,343	344,432
FNMA	3.50	7-1-2042	466,538	505,070
FNMA	3.50	9-1-2043	1,065,673	1,153,178
FNMA	3.50	3-1-2048	349,822	371,417
FNMA	3.50	10-1-2050	4,954,165	5,240,921
FNMA	4.00	6-1-2042	5,422,640	5,960,060
FNMA	4.00	6-1-2042	424,395	464,996
FNMA	4.00	8-1-2043	2,462,732	2,697,641
FNMA	4.00	12-1-2047	1,672,160	1,798,959
FNMA	4.00	2-1-2048	1,756,792	1,968,881
FNMA	4.00	6-1-2048	395,222	423,699
FNMA	4.00	8-1-2048	270,858	290,240
FNMA	4.00	2-1-2050	761,375	816,050
FNMA	4.50	5-1-2040	218,466	244,027
FNMA	4.50	9-1-2040	4,614,400	5,116,766
FNMA	4.50	2-1-2047	1,754,287	1,921,016
FNMA	4.50	4-1-2048	507,467	552,187
FNMA	4.50	8-1-2048	32,191	34,801
FNMA	5.00	1-1-2042	189,582	218,507
FNMA	5.00	6-1-2045	827,769	947,022
FNMA	5.00	7-1-2045	1,177,158	1,338,215
FNMA	5.50	9-1-2040	1,623,036	1,888,194
FNMA	6.00	5-1-2041	92,003	109,294
FNMA	6.21	8-6-2038	60,000	97,961
FNMA	6.25	5-15-2029	100,000	136,773
FNMA	7.13	1-15-2030	250,000	365,238
FNMA	7.25	5-15-2030	380,000	564,837
FNMA Series 2016-M5 Class A2	2.47	4-25-2026	220,000	232,889
FNMA Series 2016-M7 Class A2	2.50	9-25-2026	151,816	158,622
FNMA Series 2017-M1 Class A2 ±±	2.50	10-25-2026	245,488	260,700
FNMA Series 2017-M11 Class A2	2.98	8-25-2029	1,370,000	1,530,530
FNMA Series 2017-M5 Class A2 ±±	3.23	4-25-2029	66,047	74,057
The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA Series 2018-M1 Class A2 ±±	3.08%	12-25-2027	$758,807	$ 833,548
FNMA Series 2018-M13 Class A2 ±±	3.82	9-25-2030	90,000	106,355
FNMA Series 2019-M4 Class A2	3.61	2-25-2031	1,770,000	2,079,598
FNMA Series 2019-M7 Class A2	3.14	4-25-2029	225,000	250,281
FNMA Series 2020 M1 Class A2	2.44	10-25-2029	1,100,000	1,183,158
GNMA %%	2.00	9-21-2051	7,815,000	7,977,100
GNMA %%	2.50	9-21-2051	7,390,000	7,663,661
GNMA	3.00	4-20-2045	3,131,597	3,319,074
GNMA	3.00	11-20-2045	249,619	264,323
GNMA	3.00	3-20-2046	546,534	579,203
GNMA	3.00	12-20-2049	1,141,519	1,194,205
GNMA	3.00	10-20-2050	5,929,290	6,202,943
GNMA	3.50	2-20-2045	6,480,804	6,955,066
GNMA	3.50	6-20-2045	1,037,274	1,110,458
GNMA	3.50	11-20-2045	1,202,066	1,287,351
GNMA	3.50	7-20-2047	280,643	297,983
GNMA	3.50	5-20-2048	78,747	83,467
GNMA	4.00	7-20-2044	1,327,382	1,451,368
GNMA	4.00	8-20-2044	657,609	718,994
GNMA	4.00	9-20-2044	1,340,621	1,465,289
GNMA	4.00	12-20-2047	1,779,760	1,895,892
TVA	2.88	2-1-2027	35,000	38,599
TVA	4.63	9-15-2060	55,000	83,394
TVA	5.38	4-1-2056	140,000	233,282
TVA	5.50	6-15-2038	30,000	43,976
TVA	5.88	4-1-2036	80,000	119,404
TVA	6.75	11-1-2025	120,000	150,003
Total Agency securities (Cost $228,328,115)				232,494,124
Asset-backed securities: 0.40%
Capital One Multi Asset Execution Trust Series 2017-A3 Class A3	2.43	1-15-2025	110,000	111,349
CarMax Auto Owner Trust Series 2017-3 Class A4	2.22	11-15-2022	24,284	24,302
CarMax Auto Owner Trust Series 2018-3 Class D	3.91	1-15-2025	80,000	82,366
CenterPoint Energy Transition Restoration Bond Company LLC	4.24	8-15-2023	32,156	33,039
Chase Issuance Trust Series 2012-A7 Class A7	2.16	9-15-2024	205,000	209,284
Citibank Credit Card Issuance Trust Series 2018-A3 Class A3	3.29	5-23-2025	180,000	189,354
Citibank Credit Card Issuance Trust Series 2018-A7 Class A7	3.96	10-13-2030	130,000	152,940
Discover Card Execution Note Trust Series 2017-A2 Class A2	2.39	7-15-2024	335,000	337,815
Ford Credit Floorplan Master Owner Trust Series 2017-3 Class A	2.48	9-15-2024	50,000	51,153
Ford Credit Floorplan Master Owner Trust Series 2018-2 Class A	3.17	3-15-2025	100,000	104,397
Ford Credit Floorplan Master Owner Trust Series 2018-3 Class A1	3.52	10-15-2023	105,000	105,431
Ford Credit Floorplan Master Owner Trust Series 2019-2 Class A	3.06	4-15-2026	65,000	69,146
Nissan Auto Receivables Owner Trust Series 2017-C Class A4	2.28	2-15-2024	50,284	50,507
Nissan Auto Receivables Owner Trust Series 2018-B Class A4	3.16	12-16-2024	195,000	199,418
The accompanying notes are an integral part of these financial statements.

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio  |  5

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Nissan Auto Receivables Owner Trust Series 2018-C Class A4	3.27%	6-16-2025	$155,000	$ 159,505
Santander Drive Auto Receivables Trust Series 2019-1 Class C	3.42	4-15-2025	59,177	59,483
Synchrony Credit Card Master Note Trust Series 2018-2 Class A	3.47	5-15-2026	105,000	110,699
Toyota Auto Receivables Owner Trust Series 2017-D Class A4	2.12	2-15-2023	63,199	63,323
World Omni Auto Receivables Trust Series 2017-B Class A4	2.25	10-16-2023	205,000	205,871
World Omni Auto Receivables Trust Series 2018-D Class A4	3.44	12-16-2024	28,000	28,907
Total Asset-backed securities (Cost $2,298,542)				2,348,289
Municipal obligations: 0.86%
California: 0.31%
Education revenue: 0.02%
California Series B	3.90	11-1-2047	15,000	17,797
University of California Series AD	4.86	5-15-2112	70,000	104,445
				122,242
GO revenue: 0.18%
California Build America Bonds Taxable Various Purpose	1.75	11-1-2030	110,000	110,705
California Build America Bonds Taxable Various Purpose	7.35	11-1-2039	70,000	114,018
California Build America Bonds Taxable Various Purpose	7.50	4-1-2034	100,000	157,825
California Build America Bonds Taxable Various Purpose	7.55	4-1-2039	170,000	292,324
California Build America Bonds Taxable Various Purpose	7.60	11-1-2040	15,000	26,600
Los Angeles CA Community College District Build America Bonds	6.75	8-1-2049	5,000	8,728
Los Angeles CA Unified School District Build America Bonds	5.75	7-1-2034	15,000	20,227
Los Angeles CA Unified School District Build America Bonds	5.76	7-1-2029	60,000	75,037
Los Angeles CA Unified School District Build America Bonds	6.76	7-1-2034	160,000	230,705
				1,036,169
Transportation revenue: 0.07%
Bay Area CA Toll Authority Series 1	6.26	4-1-2049	100,000	164,073
Bay Area CA Toll Authority Series 1	6.92	4-1-2040	15,000	23,112
Bay Area CA Toll Authority Series 1	7.04	4-1-2050	140,000	252,594
				439,779
Utilities revenue: 0.04%
Los Angeles CA Department of Water & Power Build America Bonds Series A	5.72	7-1-2039	100,000	143,625
Los Angeles CA Department of Water & Power Build America Bonds Series D	6.57	7-1-2045	55,000	91,060
				234,685
Florida: 0.03%
Miscellaneous revenue: 0.03%
Florida Board of Administrative Finance	2.15	7-1-2030	200,000	205,189
The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Georgia: 0.00%
Utilities revenue: 0.00%
Municipal Electric Authority of Georgia Build America Bonds	7.06%	4-1-2057	$10,000	$ 15,025
Illinois: 0.08%
GO revenue: 0.02%
Chicago IL Series B	6.31	1-1-2044	50,000	67,556
Illinois Taxable Pension	5.10	6-1-2033	50,000	59,392
				126,948
Miscellaneous revenue: 0.01%
Illinois Build America Bonds Series 3	6.73	4-1-2035	45,000	57,127
Tax revenue: 0.05%
Chicago IL Transit Authority Series B	6.90	12-1-2040	210,000	303,822
Kansas: 0.00%
Miscellaneous revenue: 0.00%
Kansas Development Finance Authority Series H	4.93	4-15-2045	5,000	6,698
Massachusetts: 0.03%
GO revenue: 0.03%
Massachusetts Build America Bonds Series A	4.91	5-1-2029	130,000	160,880
Massachusetts Build America Bonds Series D	4.50	8-1-2031	5,000	6,195
				167,075
New Jersey: 0.06%
Miscellaneous revenue: 0.02%
New Jersey EDA Series A (NPFGC Insured)	7.43	2-15-2029	95,000	123,289
Transportation revenue: 0.04%
New Jersey Transportation Trust	6.56	12-15-2040	60,000	90,063
New Jersey Turnpike Authority Build America Bonds Series A	7.10	1-1-2041	70,000	113,302
				203,365
New York: 0.17%
Airport revenue: 0.08%
Port Authority of New York & New Jersey Consolidated Bonds Series 174	4.46	10-1-2062	190,000	261,130
Port Authority of New York & New Jersey Consolidated Bonds Series 201	4.23	10-15-2057	100,000	130,738
Port Authority of New York & New Jersey Consolidated Bonds Series 210	4.03	9-1-2048	50,000	61,757
				453,625
Tax revenue: 0.09%
New York Metropolitan Transportation Authority Dedicated Tax Fund Build America Bonds	7.34	11-15-2039	140,000	230,785
New York NY Transitional Finance Authority Build America Bonds Subseries B-1	5.57	11-1-2038	130,000	174,404
New York NY Transitional Finance Authority Build America Bonds Subseries C-2	5.77	8-1-2036	100,000	129,081
The accompanying notes are an integral part of these financial statements.

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio  |  7

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
				534,270
Water & sewer revenue: 0.00%
New York NY Municipal Water Finance Authority Series AA	5.44%	6-15-2043	$10,000	$ 14,906
Ohio: 0.04%
Education revenue: 0.00%
Ohio State University Build America Bonds	4.91	6-1-2040	5,000	6,776
Utilities revenue: 0.04%
American Municipal Power Ohio Incorporated Build America Bonds	5.94	2-15-2047	150,000	229,357
Oregon: 0.03%
Tax revenue: 0.03%
Oregon Department of Transportation Build America Bonds Series A	5.83	11-15-2034	50,000	70,654
Oregon Taxable Pension	5.76	6-1-2023	75,549	80,928
				151,582
Pennsylvania: 0.00%
Transportation revenue: 0.00%
Pennsylvania Turnpike Commission Series B	5.51	12-1-2045	5,000	7,262
Texas: 0.10%
GO revenue: 0.02%
Texas Transportation Commission	2.56	4-1-2042	90,000	91,228
Transportation revenue: 0.06%
Grand Parkway Transportation Corporation Series 2013E	5.18	10-1-2042	50,000	68,654
Northern Texas Tollway Authority	3.01	1-1-2043	200,000	207,029
Texas Private Activity Bond North Tarrant Express Managed Lanes Project Series B	3.92	12-31-2049	50,000	57,359
				333,042
Utilities revenue: 0.02%
San Antonio TX Electric and Gas Revenue	4.43	2-1-2042	110,000	138,441
Wisconsin: 0.01%
Tax revenue: 0.01%
Wisconsin General Fund Annual Appropriations Series C	3.15	5-1-2027	80,000	88,776
Total Municipal obligations (Cost $4,555,862)				5,090,678
Non-agency mortgage-backed securities: 1.07%
Benchmark Mortgage Trust Series 2018-B1 Class A4	3.40	1-15-2051	25,000	27,391
Benchmark Mortgage Trust Series 2018-B6 Class A4	4.26	10-10-2051	135,000	157,266
CFCRE Commercial Mortgage Trust Series 2016-C7 Class A3	3.84	12-10-2054	20,000	22,257
Citigroup Commercial Mortgage Trust Series 2015-GC27 Class A5	3.14	2-10-2048	55,000	58,697
Citigroup Commercial Mortgage Trust Series 2016 GC37 Class B	4.23	4-10-2049	110,000	117,810
Citigroup Commercial Mortgage Trust Series 2016-GC36 Class B ±±	4.91	2-10-2049	40,000	44,105
The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Citigroup Commercial Mortgage Trust Series 2016-GC36 Class C ±±	4.91%	2-10-2049	$95,000	$ 100,143
Citigroup Commercial Mortgage Trust Series 2016-P4 Class A4	2.90	7-10-2049	135,000	144,825
Citigroup Commercial Mortgage Trust Series 2017-P8 Class AS ±±	3.79	9-15-2050	300,000	333,799
Citigroup Commercial Mortgage Trust Series 2018-C6 Class A4	4.41	11-10-2051	520,000	610,621
Commercial Mortgage Trust Series 2013-CR6 Class A4	3.10	3-10-2046	60,000	61,415
Commercial Mortgage Trust Series 2014 UBS5 Class C ±±	4.75	9-10-2047	195,000	203,813
Commercial Mortgage Trust Series 2014-UBS6 Class C ±±	4.59	12-10-2047	60,000	62,819
Commercial Mortgage Trust Series 2015-CR23 Class A3	3.23	5-10-2048	60,000	63,748
Commercial Mortgage Trust Series 2016-COR1 Class C ±±	4.51	10-10-2049	65,000	70,296
Commercial Mortgage Trust Series 2016-CR28 Class A4	3.76	2-10-2049	215,000	237,626
Goldman Sachs Mortgage Securities Trust Series 2012-GCJ9 Class AS	3.12	11-10-2045	40,000	40,930
Goldman Sachs Mortgage Securities Trust Series 2013-GC14 Class A5	4.24	8-10-2046	265,000	281,210
Goldman Sachs Mortgage Securities Trust Series 2014-GC18 Class B ±±	4.89	1-10-2047	80,000	79,249
Goldman Sachs Mortgage Securities Trust Series 2014-GC26 Class A5	3.63	11-10-2047	340,000	367,551
Goldman Sachs Mortgage Securities Trust Series 2018-GS10 Class AAB ±±	4.11	7-10-2051	180,000	201,623
Goldman Sachs Mortgage Securities Trust Series 2018-GS9 Class A4 ±±	3.99	3-10-2051	140,000	159,979
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C15 Class A4	4.10	11-15-2045	12,037	12,693
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C29 Class A4	3.61	5-15-2048	200,000	216,895
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C31 Class A3	3.80	8-15-2048	195,000	212,723
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11 Class AS ±±	4.50	8-15-2046	360,000	354,817
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C8 Class A4	3.13	12-15-2048	50,000	51,311
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22 Class A4	3.31	4-15-2048	60,000	64,428
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22 Class ASB	3.04	4-15-2048	754,348	785,233
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22 Class B ±±	3.88	4-15-2048	285,000	299,326
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24 Class A4	3.73	5-15-2048	400,000	438,594
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C30 Class B ±±	3.31	9-15-2049	425,000	437,510
Total Non-agency mortgage-backed securities (Cost $6,076,747)				6,320,703
U.S. Treasury securities: 52.49%
U.S. Treasury Bond	1.13	5-15-2040	1,595,000	1,420,921
U.S. Treasury Bond	1.13	8-15-2040	1,885,000	1,673,379
U.S. Treasury Bond	1.25	5-15-2050	3,330,000	2,822,955
U.S. Treasury Bond	1.38	11-15-2040	1,350,000	1,249,594
U.S. Treasury Bond	1.38	8-15-2050	2,030,000	1,775,616
The accompanying notes are an integral part of these financial statements.

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio  |  9

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Bond	1.63%	11-15-2050	$2,390,000	$ 2,223,727
U.S. Treasury Bond	1.75	8-15-2041	3,105,000	3,055,999
U.S. Treasury Bond	1.88	2-15-2051	2,065,000	2,038,542
U.S. Treasury Bond	2.00	2-15-2050	2,515,000	2,555,476
U.S. Treasury Bond	2.25	8-15-2049	1,725,000	1,846,896
U.S. Treasury Bond	2.38	11-15-2049	1,660,000	1,825,546
U.S. Treasury Bond	2.50	2-15-2046	100,000	111,676
U.S. Treasury Bond	2.50	5-15-2046	200,000	223,492
U.S. Treasury Bond	2.75	8-15-2042	3,085,000	3,569,441
U.S. Treasury Bond	2.75	11-15-2042	2,665,000	3,083,592
U.S. Treasury Bond	2.88	5-15-2043	605,000	714,160
U.S. Treasury Bond	2.88	5-15-2049	2,040,000	2,463,539
U.S. Treasury Bond	3.00	5-15-2042	145,000	174,255
U.S. Treasury Bond	3.00	5-15-2045	105,000	127,362
U.S. Treasury Bond	3.00	11-15-2045	35,000	42,573
U.S. Treasury Bond	3.00	2-15-2047	310,000	379,181
U.S. Treasury Bond	3.00	5-15-2047	13,601,000	16,660,162
U.S. Treasury Bond	3.00	2-15-2048	435,000	534,149
U.S. Treasury Bond	3.00	8-15-2048	10,000	12,302
U.S. Treasury Bond	3.13	11-15-2041	1,090,000	1,333,164
U.S. Treasury Bond	3.13	2-15-2042	370,000	453,467
U.S. Treasury Bond	3.13	2-15-2043	475,000	582,061
U.S. Treasury Bond	3.13	8-15-2044	110,000	135,579
U.S. Treasury Bond	3.38	5-15-2044	20,000	25,585
U.S. Treasury Bond	3.50	2-15-2039	15,000	19,211
U.S. Treasury Bond	3.63	8-15-2043	110,000	145,183
U.S. Treasury Bond	3.63	2-15-2044	35,000	46,375
U.S. Treasury Bond	3.75	8-15-2041	35,000	46,595
U.S. Treasury Bond	3.75	11-15-2043	350,000	471,010
U.S. Treasury Bond	3.88	8-15-2040	1,040,000	1,400,384
U.S. Treasury Bond	4.25	11-15-2040	480,000	677,531
U.S. Treasury Bond	4.38	5-15-2040	800,000	1,143,063
U.S. Treasury Bond	4.38	5-15-2041	1,905,000	2,739,182
U.S. Treasury Bond	4.50	8-15-2039	550,000	792,838
U.S. Treasury Bond	4.75	2-15-2041	120,000	180,216
U.S. Treasury Bond	5.00	5-15-2037	1,574,000	2,337,083
U.S. Treasury Bond	5.38	2-15-2031	1,592,000	2,183,652
U.S. Treasury Bond	5.50	8-15-2028	1,760,000	2,287,244
U.S. Treasury Bond	6.13	11-15-2027	245,000	321,687
U.S. Treasury Bond	6.38	8-15-2027	50,000	65,885
U.S. Treasury Bond	6.88	8-15-2025	335,000	417,284
U.S. Treasury Note	0.13	9-30-2022	3,065,000	3,066,197
U.S. Treasury Note	0.13	10-31-2022	3,110,000	3,110,486
U.S. Treasury Note	0.13	11-30-2022	2,790,000	2,790,654
U.S. Treasury Note	0.13	5-15-2023	2,815,000	2,812,801
U.S. Treasury Note	0.13	7-15-2023	545,000	544,383
U.S. Treasury Note	0.13	8-15-2023	3,190,000	3,185,389
U.S. Treasury Note	0.13	9-15-2023	2,855,000	2,849,201
U.S. Treasury Note	0.13	12-15-2023	2,445,000	2,436,977
U.S. Treasury Note	0.13	1-15-2024	3,080,000	3,068,209
U.S. Treasury Note	0.13	2-15-2024	3,070,000	3,057,408
U.S. Treasury Note	0.25	4-15-2023	1,475,000	1,477,189
U.S. Treasury Note	0.25	6-15-2023	2,925,000	2,928,085
U.S. Treasury Note	0.25	11-15-2023	3,105,000	3,105,121
U.S. Treasury Note	0.25	6-15-2024	2,360,000	2,352,625
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	0.25%	5-31-2025	$1,790,000	$ 1,768,184
U.S. Treasury Note	0.25	6-30-2025	1,295,000	1,278,408
U.S. Treasury Note	0.25	7-31-2025	3,000,000	2,958,867
U.S. Treasury Note	0.25	8-31-2025	3,060,000	3,014,698
U.S. Treasury Note	0.25	9-30-2025	2,925,000	2,879,183
U.S. Treasury Note	0.25	10-31-2025	1,905,000	1,873,225
U.S. Treasury Note	0.38	12-31-2025	2,315,000	2,284,525
U.S. Treasury Note	0.38	7-31-2027	1,860,000	1,801,730
U.S. Treasury Note	0.38	9-30-2027	2,000,000	1,931,719
U.S. Treasury Note	0.50	3-15-2023	2,915,000	2,931,169
U.S. Treasury Note	0.50	3-31-2025	1,675,000	1,673,037
U.S. Treasury Note	0.50	4-30-2027	220,000	215,351
U.S. Treasury Note	0.50	5-31-2027	1,645,000	1,607,923
U.S. Treasury Note	0.50	6-30-2027	2,225,000	2,173,460
U.S. Treasury Note	0.50	8-31-2027	2,015,000	1,963,444
U.S. Treasury Note	0.63	7-31-2026	3,145,000	3,123,378
U.S. Treasury Note	0.63	3-31-2027	205,000	202,317
U.S. Treasury Note	0.63	11-30-2027	2,840,000	2,778,652
U.S. Treasury Note	0.63	12-31-2027	2,145,000	2,096,570
U.S. Treasury Note	0.63	5-15-2030	2,675,000	2,540,519
U.S. Treasury Note	0.63	8-15-2030	3,160,000	2,992,742
U.S. Treasury Note	0.75	3-31-2026	2,535,000	2,538,169
U.S. Treasury Note	0.75	4-30-2026	2,060,000	2,061,609
U.S. Treasury Note	0.75	5-31-2026	2,860,000	2,860,782
U.S. Treasury Note	0.75	1-31-2028	1,615,000	1,589,198
U.S. Treasury Note	0.88	6-30-2026	1,925,000	1,935,678
U.S. Treasury Note	0.88	11-15-2030	3,240,000	3,130,903
U.S. Treasury Note	1.13	2-28-2025	1,855,000	1,894,129
U.S. Treasury Note	1.13	2-29-2028	2,495,000	2,512,835
U.S. Treasury Note	1.13	8-31-2028	1,840,000	1,844,888
U.S. Treasury Note	1.13	2-15-2031	3,135,000	3,092,873
U.S. Treasury Note	1.25	7-31-2023	630,000	642,748
U.S. Treasury Note	1.25	8-31-2024	1,610,000	1,650,690
U.S. Treasury Note	1.25	3-31-2028	3,080,000	3,123,553
U.S. Treasury Note	1.25	6-30-2028	3,025,000	3,062,340
U.S. Treasury Note	1.25	8-15-2031	1,275,000	1,268,426
U.S. Treasury Note	1.38	6-30-2023	4,245,000	4,337,694
U.S. Treasury Note	1.38	8-31-2023	725,000	741,766
U.S. Treasury Note	1.38	9-30-2023	6,135,000	6,281,186
U.S. Treasury Note	1.38	8-31-2026	2,175,000	2,238,891
U.S. Treasury Note	1.50	1-15-2023	1,695,000	1,726,914
U.S. Treasury Note	1.50	2-28-2023	3,560,000	3,632,313
U.S. Treasury Note	1.50	3-31-2023	1,755,000	1,792,431
U.S. Treasury Note	1.50	9-30-2024	3,215,000	3,321,622
U.S. Treasury Note	1.50	10-31-2024	225,000	232,567
U.S. Treasury Note	1.50	8-15-2026	545,000	564,181
U.S. Treasury Note	1.50	1-31-2027	1,350,000	1,397,303
U.S. Treasury Note	1.50	2-15-2030	2,090,000	2,139,393
U.S. Treasury Note	1.63	4-30-2023	280,000	286,825
U.S. Treasury Note	1.63	5-31-2023	3,090,000	3,168,578
U.S. Treasury Note	1.63	10-31-2023	2,540,000	2,615,902
U.S. Treasury Note	1.63	2-15-2026	6,240,000	6,492,525
U.S. Treasury Note	1.63	5-15-2026	2,720,000	2,830,819
U.S. Treasury Note	1.63	9-30-2026	1,395,000	1,452,762
U.S. Treasury Note	1.63	10-31-2026	915,000	952,958
The accompanying notes are an integral part of these financial statements.

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio  |  11

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	1.63%	8-15-2029	$2,005,000	$ 2,076,037
U.S. Treasury Note	1.63	5-15-2031	3,040,000	3,134,525
U.S. Treasury Note	1.75	9-30-2022	10,000	10,177
U.S. Treasury Note	1.75	5-15-2023	410,000	420,939
U.S. Treasury Note	1.75	6-30-2024	3,510,000	3,646,972
U.S. Treasury Note	1.75	12-31-2026	2,720,000	2,850,900
U.S. Treasury Note	1.75	11-15-2029	830,000	867,350
U.S. Treasury Note	1.88	10-31-2022	2,775,000	2,832,234
U.S. Treasury Note	1.88	8-31-2024	3,290,000	3,434,966
U.S. Treasury Note	2.00	10-31-2022	1,990,000	2,033,687
U.S. Treasury Note	2.00	11-30-2022	1,300,000	1,330,570
U.S. Treasury Note	2.00	2-15-2023	30,000	30,816
U.S. Treasury Note	2.00	6-30-2024	4,751,000	4,969,063
U.S. Treasury Note	2.00	2-15-2025	340,000	357,385
U.S. Treasury Note	2.00	8-15-2025	1,200,000	1,265,391
U.S. Treasury Note	2.13	12-31-2022	1,700,000	1,745,090
U.S. Treasury Note	2.13	11-30-2023	750,000	781,348
U.S. Treasury Note	2.13	7-31-2024	10,000	10,506
U.S. Treasury Note	2.13	9-30-2024	3,270,000	3,440,653
U.S. Treasury Note	2.13	11-30-2024	995,000	1,048,248
U.S. Treasury Note	2.13	5-15-2025	880,000	930,291
U.S. Treasury Note	2.25	12-31-2023	15,000	15,688
U.S. Treasury Note	2.25	4-30-2024	605,000	635,628
U.S. Treasury Note	2.25	10-31-2024	2,035,000	2,150,979
U.S. Treasury Note	2.25	11-15-2024	640,000	676,850
U.S. Treasury Note	2.25	12-31-2024	1,485,000	1,572,186
U.S. Treasury Note	2.25	11-15-2025	1,805,000	1,924,793
U.S. Treasury Note	2.25	11-15-2027	20,000	21,556
U.S. Treasury Note	2.38	8-15-2024	490,000	518,654
U.S. Treasury Note	2.38	5-15-2027	2,493,000	2,699,549
U.S. Treasury Note	2.38	5-15-2029	100,000	109,086
U.S. Treasury Note	2.38	5-15-2051	1,920,000	2,120,400
U.S. Treasury Note	2.50	8-15-2023	270,000	282,076
U.S. Treasury Note	2.50	1-31-2024	895,000	942,512
U.S. Treasury Note	2.50	5-15-2024	1,150,000	1,216,844
U.S. Treasury Note	2.50	1-31-2025	1,670,000	1,783,312
U.S. Treasury Note	2.50	2-28-2026	800,000	863,844
U.S. Treasury Note	2.63	12-31-2025	2,015,000	2,182,497
U.S. Treasury Note	2.63	2-15-2029	3,060,000	3,390,384
U.S. Treasury Note	2.75	11-15-2023	2,040,000	2,151,722
U.S. Treasury Note	2.75	2-28-2025	90,000	96,993
U.S. Treasury Note	2.75	6-30-2025	1,270,000	1,374,130
U.S. Treasury Note	2.75	2-15-2028	2,685,000	2,979,301
U.S. Treasury Note	2.88	11-30-2023	2,400,000	2,541,000
U.S. Treasury Note	2.88	11-30-2025	1,145,000	1,251,226
U.S. Treasury Note	2.88	5-15-2028	2,295,000	2,569,324
U.S. Treasury Note	2.88	8-15-2028	2,510,000	2,814,730
U.S. Treasury Note	3.13	11-15-2028	1,910,000	2,179,788
U.S. Treasury Note	6.00	2-15-2026	450,000	555,258
U.S. Treasury Note	6.50	11-15-2026	745,000	961,719
U.S. Treasury Note	7.50	11-15-2024	695,000	852,298
Total U.S. Treasury securities (Cost $301,052,237)				309,329,566
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Yankee corporate bonds and notes: 2.64%
Energy: 0.13%
Oil, gas & consumable fuels: 0.13%
Equinor ASA	1.75%	1-22-2026	$370,000	$ 380,890
Equinor ASA	3.00	4-6-2027	150,000	162,810
Equinor ASA	3.63	4-6-2040	40,000	45,666
Equinor ASA	4.25	11-23-2041	130,000	159,384
				748,750
Financials: 2.51%
Banks: 2.51%
African Development Bank	0.75	4-3-2023	410,000	413,493
Asian Development Bank	0.25	7-14-2023	160,000	159,964
Asian Development Bank	0.38	9-3-2025	600,000	592,929
Asian Development Bank	1.50	10-18-2024	360,000	371,187
Asian Development Bank	1.75	9-19-2029	160,000	166,323
Asian Development Bank	1.88	1-24-2030	110,000	115,274
Asian Development Bank	2.00	4-24-2026	60,000	63,359
Asian Development Bank	2.13	3-19-2025	260,000	274,202
Asian Development Bank	2.63	1-12-2027	180,000	196,210
Asian Development Bank	5.82	6-16-2028	10,000	13,087
Asian Development Bank	6.22	8-15-2027	80,000	102,267
Asian Infrastructure Investment Bank	0.50	5-28-2025	350,000	348,367
European Bank for Reconstruction & Development	0.50	5-19-2025	430,000	428,094
European Investment Bank	0.25	9-15-2023	470,000	470,009
European Investment Bank	0.63	7-25-2025	160,000	159,949
European Investment Bank	0.88	5-17-2030	50,000	48,364
European Investment Bank	1.25	2-14-2031	440,000	436,303
European Investment Bank	1.88	2-10-2025	110,000	114,990
European Investment Bank	2.00	12-15-2022	100,000	102,383
European Investment Bank	2.25	6-24-2024	640,000	672,783
European Investment Bank	2.50	3-15-2023	200,000	207,134
European Investment Bank	3.25	1-29-2024	20,000	21,392
Inter-American Development Bank	0.88	4-20-2026	470,000	471,985
Inter-American Development Bank	1.75	9-14-2022	250,000	254,201
Inter-American Development Bank	1.75	3-14-2025	170,000	176,919
Inter-American Development Bank	2.00	6-2-2026	260,000	274,564
Inter-American Development Bank	2.13	1-15-2025	150,000	157,844
Inter-American Development Bank	2.38	7-7-2027	30,000	32,373
Inter-American Development Bank	3.13	9-18-2028	250,000	283,389
Inter-American Development Bank	4.38	1-24-2044	60,000	84,418
Inter-American Development Bank	7.00	6-15-2025	50,000	62,151
International Bank for Reconstruction & Development	0.38	7-28-2025	220,000	217,752
International Bank for Reconstruction & Development	0.50	10-28-2025	410,000	406,952
International Bank for Reconstruction & Development	0.75	8-26-2030	130,000	123,975
International Bank for Reconstruction & Development	1.50	8-28-2024	30,000	30,930
International Bank for Reconstruction & Development	1.88	10-7-2022	320,000	326,179
International Bank for Reconstruction & Development	1.88	6-19-2023	470,000	484,058
International Bank for Reconstruction & Development	2.50	3-19-2024	260,000	274,040
International Bank for Reconstruction & Development	2.50	7-29-2025	570,000	610,644
International Bank for Reconstruction & Development	2.50	11-22-2027	370,000	403,093
International Finance Corporation	1.38	10-16-2024	100,000	102,688
International Finance Corporation	2.13	4-7-2026	100,000	106,102
KfW ¤	0.00	4-18-2036	80,000	62,386
The accompanying notes are an integral part of these financial statements.

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio  |  13

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Banks (continued)
KfW ¤	0.00%	6-29-2037	$50,000	$ 38,075
KfW	0.50	9-20-2024	540,000	540,421
KfW	0.75	9-30-2030	260,000	247,676
KfW	2.00	5-2-2025	40,000	42,037
KfW	2.13	1-17-2023	870,000	893,383
KfW	2.88	4-3-2028	410,000	457,084
Korea Development Bank	3.38	9-16-2025	410,000	449,732
Landwirtschaftliche Rentenbank	1.75	7-27-2026	10,000	10,444
Landwirtschaftliche Rentenbank	2.00	1-13-2025	150,000	157,167
Landwirtschaftliche Rentenbank	3.13	11-14-2023	350,000	371,441
Nordic Investment Bank	0.38	9-11-2025	370,000	365,118
Oesterreichische Kontrollbank AG	2.88	3-13-2023	260,000	270,663
Swedish Export Credit ¤	0.00	5-11-2037	65,000	44,494
Swedish Export Credit	0.50	8-26-2025	510,000	505,150
				14,817,591
Total Yankee corporate bonds and notes (Cost $15,361,779)				15,566,341
Yankee government bonds: 2.09%
Canada Government	1.63	1-22-2025	235,000	243,679
Canada Government	2.00	11-15-2022	10,000	10,229
Export Development Canada	2.63	2-21-2024	320,000	337,463
Export-Import Bank of Korea	2.88	1-21-2025	400,000	426,413
Japan Bank for International Cooperation	0.38	9-15-2023	560,000	560,123
Japan Bank for International Cooperation	2.38	4-20-2026	320,000	341,131
Japan Bank for International Cooperation	2.75	11-16-2027	360,000	393,498
Japan Bank for International Cooperation	3.38	10-31-2023	270,000	287,256
Oriental Republic of Uruguay	4.38	1-23-2031	75,000	87,978
Oriental Republic of Uruguay	4.98	4-20-2055	200,000	262,342
Oriental Republic of Uruguay	5.10	6-18-2050	35,000	46,618
Province of Alberta	1.30	7-22-2030	210,000	204,482
Province of Alberta	1.88	11-13-2024	210,000	218,574
Province of British Columbia	2.00	10-23-2022	15,000	15,311
Province of British Columbia	7.25	9-1-2036	100,000	167,047
Province of Manitoba	2.10	9-6-2022	120,000	122,370
Province of Manitoba	3.05	5-14-2024	150,000	160,364
Province of Ontario	2.00	10-2-2029	90,000	94,302
Province of Ontario	2.20	10-3-2022	120,000	122,689
Province of Ontario	2.30	6-15-2026	70,000	74,536
Province of Ontario	2.50	4-27-2026	70,000	75,136
Province of Ontario	3.20	5-16-2024	5,000	5,364
Province of Ontario	3.40	10-17-2023	110,000	117,148
Province of Quebec	1.35	5-28-2030	100,000	99,073
Province of Quebec	2.50	4-9-2024	70,000	73,767
Province of Quebec	2.50	4-20-2026	75,000	80,700
Province of Quebec	2.63	2-13-2023	260,000	269,087
Province of Quebec	7.13	2-9-2024	110,000	127,436
Province of Quebec	7.50	7-15-2023	80,000	90,494
Republic of Chile	2.25	10-30-2022	155,000	158,129
Republic of Chile	3.63	10-30-2042	365,000	394,123
Republic of Hungary	5.38	3-25-2024	19,000	21,259
Republic of Hungary	7.63	3-29-2041	112,000	190,421
Republic of Indonesia	3.50	1-11-2028	200,000	220,180
Republic of Indonesia	4.10	4-24-2028	225,000	255,858
Republic of Indonesia	4.35	1-11-2048	205,000	237,653
The accompanying notes are an integral part of these financial statements.

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Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Yankee government bonds (continued)
Republic of Italy	2.88%	10-17-2029	$415,000	$ 437,517
Republic of Italy	5.38	6-15-2033	60,000	76,579
Republic of Korea	3.88	9-11-2023	210,000	224,583
Republic of Panama	2.25	9-29-2032	200,000	195,084
Republic of Panama	3.87	7-23-2060	200,000	206,830
Republic of Panama	8.88	9-30-2027	175,000	241,770
Republic of Panama	9.38	4-1-2029	105,000	155,626
Republic of Peru	2.78	1-23-2031	200,000	204,318
Republic of Peru	2.84	6-20-2030	180,000	185,873
Republic of Peru	3.23	7-28-2121	75,000	65,711
Republic of Peru	5.63	11-18-2050	105,000	145,766
Republic of Philippines	1.65	6-10-2031	200,000	196,632
Republic of Philippines	2.65	12-10-2045	200,000	193,056
Republic of Philippines	3.70	2-2-2042	215,000	237,838
Republic of Philippines	5.50	3-30-2026	210,000	251,419
Republic of Philippines	9.50	2-2-2030	55,000	87,041
Republic of Poland	3.00	3-17-2023	215,000	223,880
Republic of Poland	3.25	4-6-2026	10,000	11,020
State of Israel	3.38	1-15-2050	350,000	381,290
State of Israel	5.50	12-4-2023	120,000	133,940
State of Israel	5.50	9-18-2033	6,000	8,554
United Mexican States	3.60	1-30-2025	200,000	218,836
United Mexican States	4.00	10-2-2023	72,000	77,353
United Mexican States	4.15	3-28-2027	205,000	233,962
United Mexican States	4.35	1-15-2047	225,000	239,531
United Mexican States	4.50	1-31-2050	260,000	282,571
United Mexican States	4.75	3-8-2044	54,000	60,776
United Mexican States	5.55	1-21-2045	255,000	313,931
United Mexican States	5.75	10-12-2110	103,000	125,631
United Mexican States	6.05	1-11-2040	40,000	51,000
United Mexican States	7.50	4-8-2033	110,000	156,614
United Mexican States	8.30	8-15-2031	60,000	89,280
Total Yankee government bonds (Cost $11,920,573)				12,306,045

		Yield	Shares
Short-term investments: 16.25%
Investment companies: 16.25%
Wells Fargo Government Money Market Fund Select Class ♠∞##		0.03	95,742,605	95,742,605
Total Short-term investments (Cost $95,742,605)				95,742,605
Total investments in securities (Cost $665,336,460)	115.25%			679,198,351
Other assets and liabilities, net	(15.25)			(89,848,165)
Total net assets	100.00%			$589,350,186

±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

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Portfolio of investments—August 31, 2021 (unaudited)

Abbreviations:
EDA	Economic Development Authority
FFCB	Federal Farm Credit Banks
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
NPFGC	National Public Finance Guarantee Corporation
TVA	Tennessee Valley Authority
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Wells Fargo Government Money Market Fund Select Class	$57,676,698	$81,948,195	$(43,882,288)	$0	$0	$95,742,605	95,742,605	$10,937
The accompanying notes are an integral part of these financial statements.

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Statement of assets and liabilities—August 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $569,593,855)	$ 583,455,746
Investments in affiliated securites, at value (cost $95,742,605)	95,742,605
Receivable for investments sold	13,191,626
Receivable for interest	1,693,563
Total assets	694,083,540
Liabilities
Payable for when-issued transactions	90,796,640
Payable for investments purchased	13,328,324
Overdraft due to custodian bank	548,461
Advisory fee payable	14,572
Accrued expenses and other liabilities	45,357
Total liabilities	104,733,354
Total net assets	$589,350,186
The accompanying notes are an integral part of these financial statements.

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Statement of operations—six months ended August 31, 2021 (unaudited)

Investment income
Interest	$ 3,626,776
Income from affiliated securities	10,937
Total investment income	3,637,713
Expenses
Advisory fee	148,016
Custody and accounting fees	15,891
Professional fees	27,137
Interest holder report expenses	5,186
Trustees’ fees and expenses	9,771
Other fees and expenses	6,770
Total expenses	212,771
Less: Fee waivers and/or expense reimbursements	(58,834)
Net expenses	153,937
Net investment income	3,483,776
Realized and unrealized gains (losses) on investments
Net realized gains on investments	2,188,647
Net change in unrealized gains (losses) on investments	(142,503)
Net realized and unrealized gains (losses) on investments	2,046,144
Net increase in net assets resulting from operations	$5,529,920
The accompanying notes are an integral part of these financial statements.

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Statement of changes in net assets

	Six months ended August 31, 2021 (unaudited)	Year ended February 28, 2021
Operations
Net investment income	$ 3,483,776	$ 8,895,120
Net realized gains on investments	2,188,647	13,824,150
Net change in unrealized gains (losses) on investments	(142,503)	(20,010,769)
Net increase in net assets resulting from operations	5,529,920	2,708,501
Capital transactions
Transactions in investors’ beneficial interests
Contributions	43,529,772	200,389,400
Withdrawals	(46,871,847)	(281,370,896)
Net decrease in net assets resulting from capital transactions	(3,342,075)	(80,981,496)
Total increase (decrease) in net assets	2,187,845	(78,272,995)
Net assets
Beginning of period	587,162,341	665,435,336
End of period	$589,350,186	$ 587,162,341
The accompanying notes are an integral part of these financial statements.

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Financial highlights
		Year ended February 28
	Six months ended August 31, 2021 (unaudited)	2021	2020 [1]	2019	2018 [2]
Total return[3]	0.94%	0.52%	10.34%	3.23%	(1.39)%
Ratios to average net assets (annualized)
Gross expenses	0.07%	0.07%	0.07%	0.08%	0.08%
Net expenses	0.05% *	0.05% *	0.06%	0.07%	0.07%
Net investment income	1.18%	1.57%	2.32%	2.38%	2.03%
Supplemental data
Portfolio turnover rate	94%	114%	46%	72%	221%

*	Ratios reflect expenses which were voluntarily waived by the adviser. Without these voluntary waivers, the net expense ratios would be increased by the following amounts:

Six months ended August 31, 2021 (unaudited)	0.02%
Year ended February 28, 2021	0.02%

[1]	Year ended February 29
[2]	For the period from May 23, 2017 (commencement of operations) to February 28, 2018
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

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Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Investment Company Act of 1933.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Portfolio, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Portfolio's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Portfolio’s investment advisory agreement and subadvisory agreements. The Portfolio’s Board of Trustees approved a new investment advisory agreement and a new subadvisory agreement which were subsequently approved on behalf of the feeder funds that were investors in the Portfolio at the close of business on May 28, 2021. The new agreements will take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
When-issued transactions
The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

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Notes to financial statements (unaudited)
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2021, the aggregate cost of all investments for federal income tax purposes was $665,184,197 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$16,993,230
Gross unrealized losses	(2,979,076)
Net unrealized gains	$14,014,154
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of August 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 232,494,124	$0	$ 232,494,124
Asset-backed securities	0	2,348,289	0	2,348,289
Municipal obligations	0	5,090,678	0	5,090,678
Non-agency mortgage-backed securities	0	6,320,703	0	6,320,703
U.S. Treasury securities	309,329,566	0	0	309,329,566
Yankee corporate bonds and notes	0	15,566,341	0	15,566,341
Yankee government bonds	0	12,306,045	0	12,306,045
Short-term investments
Investment companies	95,742,605	0	0	95,742,605
Total assets	$405,072,171	$274,126,180	$0	$679,198,351
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended August 31, 2021, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the six months ended August 31, 2021, the advisory fee was equivalent to an annual rate of 0.05% of the Portfolio’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.04% and declining to 0.03% as the average daily net assets of the Portfolio increase.
Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

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Notes to financial statements (unaudited)
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the six months ended August 31, 2021 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$569,767,573	$9,270,701	$535,235,024	$11,267,367
6. BANK BORROWINGS
The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended August 31, 2021, there were no borrowings by the Portfolio under the agreement.
7. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
8. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
9. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
The Board of Trustees of the Wells Fargo Funds approved a change in the Portfolio's name to remove “Wells Fargo” from the Portfolio's name and replace with “Allspring” on December 6, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Portfolio's adviser, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC will each be rebranded as Allspring.

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Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Wells Fargo Legal Department since 2018. Previously, Director and Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a meeting held on May 17-19, 2021 (the “Meeting”), the Board of the Trust, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for each of the portfolios of the Trust identified in the table below (individually, a “Portfolio” and collectively, the “Portfolios”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) with the sub-adviser(s) identified in the table below (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) for the corresponding Portfolio identified. The Advisory Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”
Funds Trust	Master Trust
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Wells Capital Management Incorporated
Wells Fargo Emerging Markets Bond Portfolio	Wells Fargo Asset Management (International) Limited and Wells Capital Management Incorporated
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced International Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo High Yield Corporate Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo Investment Grade Corporate Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Strategic Retirement Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo U.S. REIT Portfolio	Wells Capital Management Incorporated
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Advisers, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment advisory agreement with Funds Management and a new investment sub-advisory agreement with each of the Sub-Advisers (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Portfolios’ shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Advisers to continue providing services to the Portfolios while the Portfolios continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of

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Board considerations (unaudited)
Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation or the absence of compensation payable to Funds Management and each of the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Portfolios as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board noted that each of the Portfolios replicates the performance of a proprietary index provided by an affiliate of Funds Management, except that each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, and Wells Fargo Strategic Retirement Bond Portfolio track the performance of a third party index. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Portfolios.
Portfolio investment performance and expenses
The Board considered the investment performance results for each of the Portfolios over the one- and three-year periods ended December 31, 2020, except for the Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, for which the Board considered the investment performance results for the quarter ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each respective Portfolios (each, a “Universe”), and in comparison to each Portfolios’ benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted the short performance history of the Portfolios.

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Board considerations (unaudited)
With respect to the investment performance of each Portfolio relative to its respective Universe, the Board noted the following: (i) the investment performance of each of Wells Fargo Factor Enhanced International Equity Portfolio and Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio was higher than such Portfolio’s respective Universe for the one- and three-year periods under review; (ii) the investment performance of each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, and Wells Fargo Investment Grade Corporate Bond Portfolio was higher than such Portfolio’s respective Universe for the three-year period under review, and lower than such Portfolio’s respective Universe for the one-year period under review; (iii) the investment performance of each of Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio was lower than such Portfolio’s respective Universe for the one- and three-year periods under review; and (iv) the Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio launched on July 1, 2020 and, given its short operational history, had no historical performance.
With respect to the investment performance of each Portfolio relative to its respective benchmark index, the Board noted the following: (i) the investment performance of each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, and Wells Fargo Strategic Retirement Bond Portfolio was higher than or in range of such Portfolio’s respective benchmark index for all periods under review; (ii) the investment performance of Wells Fargo U.S. REIT Portfolio was in range of the Portfolio’s benchmark index for the three-year period under review, and was lower than the Portfolio’s benchmark index for the one-year period under review; and (iii) the investment performance of each of Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio, and Wells Fargo High Yield Corporate Bond Portfolio was lower than such Portfolio’s respective benchmark index for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of each of Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio relative to such Portfolio’s Universe and benchmark index for the periods identified above.
The Board also received and considered information regarding the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged to the Portfolios, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
The Board took into account the Portfolios’ investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Portfolios to Funds Management under the Advisory Agreement. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Portfolios’ Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the Portfolios in the expense Groups. The Board noted that the Management Rates of the Portfolios were lower than, equal to, or in range of the sum of these average rates for the Portfolios’ expense Groups.
The Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of these amounts, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of certain Portfolios. In this regard, the Board received information about the significantly greater scope of services, and compliance,

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Board considerations (unaudited)
reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the funds family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Portfolios and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolios to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolios’ management fee structure, which operate generally to reduce the Portfolios’ expense ratios as the Portfolios grow in size, and the size of the Portfolios in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Portfolios, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolios and their shareholders.
Other benefits to Funds Management and the Sub-Advisers
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ businesses as a result of their relationships with the Portfolios. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital Management Incorporated from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”, and the series identified below, the “Portfolios”) approved the continuation of each Portfolio’s current Investment Advisory Agreement (the “Current Investment Advisory Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Disciplined Large Cap Portfolio
Wells Fargo Diversified Large Cap Growth Portfolio
Wells Fargo Disciplined International Developed Markets Portfolio
Wells Fargo Large Company Value Portfolio
Wells Fargo Managed Fixed Income Portfolio
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio
Wells Fargo Emerging Markets Bond Portfolio
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio
Wells Fargo Factor Enhanced International Equity Portfolio
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio
Wells Fargo High Yield Corporate Bond Portfolio
Wells Fargo Investment Grade Corporate Bond Portfolio
Wells Fargo Strategic Retirement Bond Portfolio
Wells Fargo U.S. REIT Portfolio
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Portfolios (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Portfolio’s Current Agreements under the 1940 Act that will result in the automatic termination of each Portfolio’s Current Agreements. In light of the expected termination of each Portfolio’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved: (i) a new Investment Advisory Agreement (the “New Investment Advisory Agreement”) between the Trust, on behalf of each Portfolio, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Portfolio, Funds Management and Wells Capital; and (iii) a new Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”) among the Trust, on behalf of Emerging Markets Bond Portfolio, Funds Management and WFAM(I) Ltd (“WFAMI”); and (iv) a new Sub-Advisory Agreement (the “New Galliard Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of Managed Fixed Income Portfolio, Funds Management and Galliard Capital Management, LLC (“Galliard”, and together with Wells Capital and WFAMI, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in

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Board considerations (unaudited)
connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Portfolios.
■	Impact of the Transaction on the Portfolios and their Shareholders: (i) information regarding anticipated benefits to the Portfolios as a result of the Transaction; (ii) a commitment that the Portfolios would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Portfolios in a manner consistent with each Portfolio’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Portfolios as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Portfolios will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Portfolios after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Portfolios by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Portfolios and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Portfolio performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Portfolio to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Portfolio’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Portfolio in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Portfolio(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

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Board considerations (unaudited)
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to each Portfolio by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and administrative services covered by the Current Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from the Advisers that each Portfolio will continue to be advised by its current Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Portfolios after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Portfolios, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Portfolios and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Portfolios and their shareholders.
Investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Portfolio over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Portfolio (the “Universe”), and in comparison to each Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Portfolios relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio  |  35

Board considerations (unaudited)
Investment advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual investment advisory fee rate that is payable by each Portfolio to Funds Management for investment advisory services under the Current Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the applicable Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Portfolio’s Advisory Agreement Rate with those of other funds in the Portfolio’s expense Group at a common asset level.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Agreement Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Advisory Agreement Rates or the Sub-Advisory Agreement Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Advisory Agreement and to each of the Sub-Advisers under the applicable new Sub-Advisory Agreement was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Portfolio will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of advisory services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Portfolio shareholders. The Board noted the existence of breakpoints in each Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The

36  |  Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio

Board considerations (unaudited)
Board considered that, in addition to advisory fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Portfolios resulting from enhanced distribution capabilities for their investing funds. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Portfolio, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Portfolios. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Portfolios might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term.

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio  |  37

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

38  |  Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Portfolio's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Portfolio's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.

Semi-Annual Report
August 31, 2021
Wells Fargo
Emerging Markets Bond Portfolio

 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Emerging Markets Bond Portfolio  |  1

Portfolio information (unaudited)
Investment objective	The Portfolio seeks to replicate the total return of the JP Morgan EMBI Global Diversified Index before fees and expenses.
Adviser	Wells Fargo Funds Management, LLC
Subadvisers	Wells Fargo Asset Management (International) Limited
Wells Capital Management, LLC
Portfolio managers	Manjunath Boraiah, Michael Lee, Alex Perrin
Ten largest holdings (%) as of August 31, 2021[1]
Qatar Government, 4.63%, 6-2-2046	1.50
Ukraine Government, 7.75%, 9-1-2025	1.16
Kingdom of Bahrain, 7.00%, 10-12-2028	1.16
Federation of Malaysia, 3.18%, 4-27-2026	1.15
Federative Republic of Brazil, 4.63%, 1-13-2028	1.14
Republic of South Africa, 4.85%, 9-30-2029	1.11
Republic of Peru, 6.55%, 3-14-2037	1.09
Republic of Panama, 4.50%, 5-15-2047	1.06
Oman Government, 6.50%, 3-8-2047	1.06
Dominican Republic, 5.95%, 1-25-2027	1.04
[1]	Figures represent the percentage of the Portfolio's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio composition as of August 31, 2021[1]
[1]	Figures represent the percentage of the Portfolio's long-term investments. These amounts are subject to change and may have changed since the date specified.

2  |  Wells Fargo Emerging Markets Bond Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Yankee corporate bonds and notes: 15.14%
Azerbaijan: 0.55%
State Oil Company of the Azerbaijan Republic (Energy, Oil, gas & consumable fuels)	4.75%	3-13-2023	$200,000	$ 210,000
Bahrain: 0.58%
Oil & Gas Holding Company (Energy, Oil, gas & consumable fuels)	7.63	11-7-2024	200,000	221,100
Chile: 1.58%
Codelco Incorporated (Materials, Metals & mining)	4.25	7-17-2042	250,000	287,705
Codelco Incorporated (Materials, Metals & mining)	4.88	11-4-2044	250,000	310,808
				598,513
China: 2.19%
Sinopec Group Overseas Development (2015) Limited (Energy, Oil, gas & consumable fuels)	3.00	4-12-2022	200,000	202,834
Sinopec Group Overseas Development (2015) Limited (Energy, Oil, gas & consumable fuels)	3.25	4-28-2025	200,000	214,363
Sinopec Group Overseas Development (2018) Limited (Energy, Oil, gas & consumable fuels)	2.30	1-8-2031	200,000	201,495
State Grid Overseas Investment (2016) Limited (Utilities, Electric utilities)	2.88	5-18-2026	200,000	213,415
				832,107
Hong Kong: 0.53%
CNAC Finbridge Company Limited (Industrials, Chemicals)	3.00	9-22-2030	200,000	202,294
Indonesia: 1.74%
PT Indonesia Asahan Aluminium Persero Tbk (Materials, Metals & mining)	5.71	11-15-2023	200,000	219,520
PT Pertamina Persero Tbk (Energy, Oil, gas & consumable fuels)	5.63	5-20-2043	200,000	241,038
PT Perusahaan Listrik Negar Tbk (Utilities, Electric utilities)	4.00	6-30-2050	200,000	199,500
				660,058
Kazakhstan: 1.21%
KazMunayGas National Company JSC (Energy, Oil, gas & consumable fuels)	3.50	4-14-2033	200,000	209,228
KazMunayGas National Company JSC (Energy, Oil, gas & consumable fuels)	5.75	4-19-2047	200,000	248,000
				457,228
Malaysia: 1.56%
Petronas Capital Limited Bhd (Energy, Oil, gas & consumable fuels)	3.50	4-21-2030	200,000	220,453
Petronas Capital Limited Bhd (Energy, Oil, gas & consumable fuels)	4.50	3-18-2045	300,000	372,869
				593,322
Mexico: 1.60%
Petroleos Mexicanos Company (Energy, Oil, gas & consumable fuels)	5.50	6-27-2044	30,000	24,273
Petroleos Mexicanos Company (Energy, Oil, gas & consumable fuels)	5.63	1-23-2046	100,000	81,482
The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Markets Bond Portfolio  |  3

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Mexico: 1.60% (continued)
Petroleos Mexicanos Company (Energy, Oil, gas & consumable fuels)	5.95%	1-28-2031	$170,000	$ 166,649
Petroleos Mexicanos Company (Energy, Oil, gas & consumable fuels)	6.35	2-12-2048	30,000	25,455
Petroleos Mexicanos Company (Energy, Oil, gas & consumable fuels)	6.38	1-23-2045	30,000	25,697
Petroleos Mexicanos Company (Energy, Oil, gas & consumable fuels)	6.50	6-2-2041	30,000	26,940
Petroleos Mexicanos Company (Energy, Oil, gas & consumable fuels)	6.63	6-15-2035	30,000	29,050
Petroleos Mexicanos Company (Energy, Oil, gas & consumable fuels)	6.63	9-29-2049	60,000	51,300
Petroleos Mexicanos Company (Energy, Oil, gas & consumable fuels)	6.75	9-21-2047	140,000	122,990
Petroleos Mexicanos Company (Energy, Oil, gas & consumable fuels)	6.95	1-28-2060	30,000	26,466
Petroleos Mexicanos Company (Energy, Oil, gas & consumable fuels)	7.69	1-23-2050	30,000	28,643
				608,945
Netherlands: 0.74%
GMTN BV (Financials, Diversified financial services)	3.75	4-19-2029	250,000	280,313
Peru: 0.55%
Petroleos del Peru - Petroperu SA (Energy, Oil, gas & consumable fuels)	4.75	6-19-2032	200,000	209,002
Saudi Arabia: 1.10%
KSA Sukuk Limited (Financials, Diversified financial services)	2.89	4-20-2022	200,000	202,868
KSA Sukuk Limited (Financials, Diversified financial services)	2.97	10-29-2029	200,000	213,480
				416,348
South Africa: 0.58%
Eskom Holdings SOC Limited (Utilities, Electric utilities)	6.35	8-10-2028	200,000	221,075
United Arab Emirates: 0.63%
Abu Dhabi Crude Oil Pipeline LLC (Energy, Oil, gas & consumable fuels)	4.60	11-2-2047	200,000	240,336
Total Yankee corporate bonds and notes (Cost $5,383,319)				5,750,641
Yankee government bonds: 82.14%
Abu Dhabi Government	2.13	9-30-2024	200,000	208,566
Abu Dhabi Government	2.50	10-11-2022	200,000	204,664
Abu Dhabi Government	3.13	9-30-2049	200,000	205,748
Abu Dhabi Government	3.88	4-16-2050	200,000	233,634
Arab Republic of Egypt	5.88	6-11-2025	200,000	213,400
Arab Republic of Egypt	6.88	4-30-2040	100,000	97,760
Arab Republic of Egypt	7.50	1-31-2027	200,000	222,794
Arab Republic of Egypt	8.50	1-31-2047	250,000	262,425
Arab Republic of Egypt	8.70	3-1-2049	200,000	211,320
China Development Bank	1.63	10-27-2030	200,000	197,545
China Government	0.40	10-21-2023	200,000	200,066
China Government	1.88	12-3-2022	200,000	203,857
Dominican Republic	5.88	1-30-2060	200,000	203,502
Dominican Republic	5.95	1-25-2027	350,000	396,375
The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Emerging Markets Bond Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Yankee government bonds: 82.14% (continued)
Dominican Republic	6.00%	7-19-2028	$200,000	$ 229,002
Dominican Republic	6.40	6-5-2049	150,000	164,402
Export-Import Bank of China	4.00	11-28-2047	200,000	253,970
Export-Import Bank of India	4.00	1-14-2023	250,000	259,943
Federation of Malaysia	3.18	4-27-2026	400,000	435,421
Federative Republic of Brazil	2.63	1-5-2023	200,000	205,820
Federative Republic of Brazil	4.50	5-30-2029	200,000	211,500
Federative Republic of Brazil	4.63	1-13-2028	400,000	431,572
Federative Republic of Brazil	5.63	1-7-2041	250,000	265,910
Federative Republic of Brazil	7.13	1-20-2037	20,000	24,972
Federative Republic of Brazil	8.25	1-20-2034	20,000	27,383
Islamic Republic of Pakistan	6.88	12-5-2027	200,000	204,500
Islamic Republic of Pakistan	8.25	9-30-2025	200,000	217,612
Kingdom of Bahrain	6.75	9-20-2029	200,000	216,643
Kingdom of Bahrain	7.00	10-12-2028	400,000	440,940
Kingdom of Jordan	5.85	7-7-2030	200,000	211,000
Kingdom of Morocco	4.25	12-11-2022	200,000	208,484
Kuwait Government	3.50	3-20-2027	200,000	223,500
Lebanese Republic †	6.25	11-4-2024	200,000	24,863
Lebanese Republic †	6.60	11-27-2026	300,000	36,900
Lebanese Republic †	6.65	2-26-2030	200,000	25,114
Lebanese Republic †	7.05	11-2-2035	200,000	25,121
Oman Government	4.75	6-15-2026	200,000	207,297
Oman Government	5.93	10-31-2025	200,000	221,284
Oman Government	6.50	3-8-2047	400,000	401,332
Oriental Republic of Uruguay	4.38	10-27-2027	200,000	231,932
Oriental Republic of Uruguay	4.98	4-20-2055	100,000	131,171
Oriental Republic of Uruguay	5.10	6-18-2050	250,000	332,985
Oriental Republic of Uruguay	7.88	1-15-2033	125,000	188,420
Perusahaan Penerbit SBSN Indonesia III	4.45	2-20-2029	200,000	232,500
Qatar Government	3.25	6-2-2026	200,000	217,738
Qatar Government	3.75	4-16-2030	200,000	227,847
Qatar Government	4.00	3-14-2029	200,000	230,372
Qatar Government	4.63	6-2-2046	450,000	569,813
Republic of Angola	8.25	5-9-2028	200,000	212,853
Republic of Angola	9.50	11-12-2025	200,000	223,072
Republic of Argentina øø	0.50	7-9-2030	200,000	78,042
Republic of Argentina	1.00	7-9-2029	93,355	38,221
Republic of Argentina øø	1.13	7-9-2035	310,000	108,193
Republic of Argentina øø	1.13	7-9-2046	318,500	112,144
Republic of Argentina øø	2.00	1-9-2038	150,000	61,601
Republic of Argentina øø	2.50	7-9-2041	135,000	52,624
Republic of Armenia	3.60	2-2-2031	200,000	189,984
Republic of Azerbaijan	3.50	9-1-2032	200,000	208,000
Republic of Belarus	7.63	6-29-2027	200,000	194,502
Republic of Chile	3.86	6-21-2047	200,000	226,420
Republic of Colombia	3.13	4-15-2031	200,000	195,402
Republic of Colombia	4.13	5-15-2051	200,000	186,472
Republic of Colombia	4.50	1-28-2026	200,000	217,128
Republic of Colombia	5.00	6-15-2045	286,000	299,471
Republic of Colombia	7.38	9-18-2037	150,000	194,430
Republic of Costa Rica	7.00	4-4-2044	350,000	361,379
Republic of Cote d'Ivoire	6.13	6-15-2033	200,000	218,952
Republic of Croatia	6.00	1-26-2024	200,000	224,854
Republic of Eduador ¤	0.00	7-31-2030	90,000	50,851
The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Markets Bond Portfolio  |  5

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Yankee government bonds: 82.14% (continued)
Republic of Eduador øø	0.50%	7-31-2040	$40,000	$ 25,600
Republic of Eduador øø	1.00	7-31-2035	500,000	360,005
Republic of Eduador øø	5.00	7-31-2030	250,000	222,503
Republic of El Salvador	6.38	1-18-2027	60,000	52,201
Republic of El Salvador	7.65	6-15-2035	347,000	301,023
Republic of El Salvador	8.63	2-28-2029	40,000	37,000
Republic of Gabon	6.38	12-12-2024	150,000	160,999
Republic of Ghana	6.38	2-11-2027	200,000	195,534
Republic of Ghana	7.63	5-16-2029	300,000	300,120
Republic of Ghana	8.63	6-16-2049	200,000	191,748
Republic of Guatemala	4.38	6-5-2027	200,000	217,002
Republic of Hungary	5.38	2-21-2023	40,000	42,896
Republic of Hungary	5.38	3-25-2024	200,000	223,774
Republic of Hungary	7.63	3-29-2041	50,000	85,010
Republic of Indonesia	4.10	4-24-2028	300,000	341,144
Republic of Indonesia	5.13	1-15-2045	200,000	251,687
Republic of Indonesia	7.75	1-17-2038	125,000	191,435
Republic of Iraq	5.80	1-15-2028	203,125	194,492
Republic of Jamaica	8.00	3-15-2039	200,000	284,002
Republic of Kazakhstan	5.13	7-21-2025	200,000	231,300
Republic of Kazakhstan	6.50	7-21-2045	200,000	295,669
Republic of Kenya	6.88	6-24-2024	200,000	220,209
Republic of Kenya	8.25	2-28-2048	200,000	226,360
Republic of Nigeria	7.63	11-21-2025	200,000	223,692
Republic of Nigeria	7.88	2-16-2032	300,000	322,765
Republic of Panama	3.16	1-23-2030	200,000	211,956
Republic of Panama	3.87	7-23-2060	200,000	206,830
Republic of Panama	4.00	9-22-2024	200,000	216,500
Republic of Panama	4.50	5-15-2047	350,000	402,217
Republic of Paraguay	5.00	4-15-2026	250,000	283,128
Republic of Peru	2.78	12-1-2060	60,000	53,738
Republic of Peru	3.23	7-28-2121	60,000	52,569
Republic of Peru	3.55	3-10-2051	40,000	41,450
Republic of Peru	4.13	8-25-2027	100,000	112,356
Republic of Peru	5.63	11-18-2050	100,000	138,825
Republic of Peru	6.55	3-14-2037	300,000	414,003
Republic of Peru	7.35	7-21-2025	100,000	122,612
Republic of Philippines	1.65	6-10-2031	200,000	196,632
Republic of Philippines	2.65	12-10-2045	200,000	193,056
Republic of Philippines	3.70	2-2-2042	200,000	221,244
Republic of Philippines	5.50	3-30-2026	150,000	179,585
Republic of Philippines	6.38	1-15-2032	200,000	277,574
Republic of Poland	3.25	4-6-2026	300,000	330,595
Republic of Poland	4.00	1-22-2024	100,000	108,378
Republic of Senegal	6.25	5-23-2033	200,000	215,160
Republic of South Africa	4.85	9-30-2029	400,000	423,080
Republic of South Africa	6.25	3-8-2041	200,000	219,248
Republic of Sri Lanka	5.75	4-18-2023	200,000	139,000
Republic of Sri Lanka	6.75	4-18-2028	300,000	191,250
Republic of Sri Lanka	7.55	3-28-2030	200,000	127,250
Republic of Turkey	4.88	10-9-2026	200,000	198,762
Republic of Turkey	5.60	11-14-2024	200,000	207,343
Republic of Turkey	6.63	2-17-2045	400,000	392,000
Republic of Turkey	7.25	3-5-2038	20,000	21,477
Republic of Turkey	7.38	2-5-2025	200,000	218,356
The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Emerging Markets Bond Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Yankee government bonds: 82.14% (continued)
Republic of Turkey	7.63%	4-26-2029	$200,000	$ 223,248
Republic of Venezuela †	6.00	12-9-2020	225,000	23,175
Republic of Venezuela †	7.00	3-31-2038	200,000	20,800
Republic of Zambia	8.50	4-14-2024	200,000	158,236
Romania Government	4.00	2-14-2051	40,000	42,403
Romania Government	4.38	8-22-2023	140,000	150,047
Romania Government	4.88	1-22-2024	150,000	164,364
Romania Government	5.13	6-15-2048	180,000	224,632
Russian Federation	4.50	4-4-2022	200,000	204,478
Russian Federation	4.88	9-16-2023	200,000	216,756
Russian Federation	5.10	3-28-2035	200,000	243,738
Russian Federation	5.63	4-4-2042	200,000	265,216
Russian Federation	12.75	6-24-2028	180,000	301,275
Saudi Government	2.88	3-4-2023	200,000	206,632
Saudi Government	3.63	3-4-2028	200,000	221,691
Saudi Government	4.50	4-17-2030	200,000	237,000
Saudi Government	4.50	10-26-2046	200,000	234,962
Saudi Government	4.63	10-4-2047	200,000	239,024
Trinidad & Tobago Government	4.50	8-4-2026	200,000	213,702
Ukraine Government	7.38	9-25-2032	200,000	213,636
Ukraine Government	7.75	9-1-2023	200,000	215,060
Ukraine Government	7.75	9-1-2025	400,000	441,000
United Mexican States	2.66	5-24-2031	200,000	198,778
United Mexican States	3.25	4-16-2030	200,000	209,620
United Mexican States	4.13	1-21-2026	200,000	225,948
United Mexican States	4.50	1-31-2050	200,000	217,362
United Mexican States	4.75	3-8-2044	40,000	45,020
United Mexican States	5.55	1-21-2045	20,000	24,622
United Mexican States	5.75	10-12-2110	20,000	24,394
United Mexican States	6.05	1-11-2040	20,000	25,500
United Mexican States	6.75	9-27-2034	150,000	202,125
Total Yankee government bonds (Cost $30,620,340)				31,202,302

		Yield	Shares
Short-term investments: 1.28%
Investment companies: 1.28%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	485,782	485,782
Total Short-term investments (Cost $485,782)				485,782
Total investments in securities (Cost $36,489,441)	98.56%			37,438,725
Other assets and liabilities, net	1.44			548,842
Total net assets	100.00%			$37,987,567

†	Non-income-earning security
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
The accompanying notes are an integral part of these financial statements.

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Portfolio of investments—August 31, 2021 (unaudited)

Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Wells Fargo Government Money Market Fund Select Class	$654,821	$4,428,090	$(4,597,129)	$0	$0	$485,782	485,782	$70
The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Emerging Markets Bond Portfolio

Statement of assets and liabilities—August 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $36,003,659)	$ 36,952,943
Investments in affiliated securites, at value (cost $485,782)	485,782
Cash	9,975
Receivable for interest	483,157
Receivable for investments sold	333,405
Receivable from adviser	2,496
Total assets	38,267,758
Liabilities
Payable for investments purchased	257,697
Accrued expenses and other liabilities	22,494
Total liabilities	280,191
Total net assets	$37,987,567
The accompanying notes are an integral part of these financial statements.

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Statement of operations—six months ended August 31, 2021 (unaudited)

Investment income
Interest	$ 858,554
Income from affiliated securities	70
Total investment income	858,624
Expenses
Advisory fee	47,383
Custody and accounting fees	8,296
Professional fees	30,631
Interest holder report expenses	10,087
Trustees’ fees and expenses	9,771
Other fees and expenses	2,909
Total expenses	109,077
Less: Fee waivers and/or expense reimbursements	(56,387)
Net expenses	52,690
Net investment income	805,934
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(570,477)
Net change in unrealized gains (losses) on investments	1,332,584
Net realized and unrealized gains (losses) on investments	762,107
Net increase in net assets resulting from operations	$1,568,041
The accompanying notes are an integral part of these financial statements.

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Statement of changes in net assets

	Six months ended August 31, 2021 (unaudited)	Year ended February 28, 2021
Operations
Net investment income	$ 805,934	$ 1,573,994
Net realized losses on investments	(570,477)	(1,594,466)
Net change in unrealized gains (losses) on investments	1,332,584	(149,379)
Net increase (decrease) in net assets resulting from operations	1,568,041	(169,851)
Capital transactions
Transactions in investors’ beneficial interests
Contributions	3,312,088	9,652,126
Withdrawals	(3,810,980)	(15,111,545)
Net decrease in net assets resulting from capital transactions	(498,892)	(5,459,419)
Total increase (decrease) in net assets	1,069,149	(5,629,270)
Net assets
Beginning of period	36,918,418	42,547,688
End of period	$37,987,567	$ 36,918,418
The accompanying notes are an integral part of these financial statements.

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Financial highlights
		Year ended February 28
	Six months ended August 31, 2021 (unaudited)	2021	2020 [1]	2019	2018 [2]
Total return[3]	4.23%	(0.31)%	8.59%	2.84%	0.62%
Ratios to average net assets (annualized)
Gross expenses	0.58%	0.54%	0.51%	0.44%	0.44%
Net expenses	0.28% *	0.29% *	0.35%	0.40%	0.43%
Net investment income	4.25%	4.37%	4.95%	4.70%	4.19%
Supplemental data
Portfolio turnover rate	15%	31%	36%	38%	174%

*	Ratios reflect expenses which were voluntarily waived by the adviser. Without these voluntary waivers, the net expense ratios would be increased by the following amounts:

Six months ended August 31, 2021 (unaudited)	0.30%
Year ended February 28, 2021	0.25%

[1]	Year ended February 29
[2]	For the period from May 23, 2017 (commencement of operations) to February 28, 2018
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Emerging Markets Bond Portfolio

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Markets Bond Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Investment Company Act of 1933.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Portfolio, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Portfolio's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Portfolio’s investment advisory agreement and subadvisory agreements. The Portfolio’s Board of Trustees approved a new investment advisory agreement and a new subadvisory agreement which were subsequently approved on behalf of the feeder funds that were investors in the Portfolio at the close of business on May 28, 2021. The new agreements will take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures

Wells Fargo Emerging Markets Bond Portfolio  |  13

Notes to financial statements (unaudited)
and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2021, the aggregate cost of all investments for federal income tax purposes was $36,504,959 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 2,032,746
Gross unrealized losses	(1,098,980)
Net unrealized gains	$ 933,766
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of August 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Yankee corporate bonds and notes	$ 0	$ 5,750,641	$0	$ 5,750,641
Yankee government bonds	0	31,202,302	0	31,202,302
Short-term investments
Investment companies	485,782	0	0	485,782
Total assets	$485,782	$36,952,943	$0	$37,438,725
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended August 31, 2021, the Portfolio did not have any transfers into/out of Level 3.

14  |  Wells Fargo Emerging Markets Bond Portfolio

Notes to financial statements (unaudited)
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who are responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $5 billion	0.250%
Next $5 billion	0.230
Over $10 billion	0.210
For the six months ended August 31, 2021, the advisory fee was equivalent to an annual rate of 0.25% of the Portfolio’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Fargo Asset Management (International) Limited, ("WFAMI"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.09% and declining to 0.07% as the average daily net assets of the Portfolio increase. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is also a subadviser to the Portfolio and is entitled to receive a fee from WFAMI at an annual rate starting at 0.0045% and declining to 0.0035% as the average daily net assets of the Portfolio increase.
Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended August 31, 2021 were $5,795,715 and $5,405,800, respectively.
6. BANK BORROWINGS
The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended August 31, 2021, there were no borrowings by the Portfolio under the agreement.
7. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

Wells Fargo Emerging Markets Bond Portfolio  |  15

Notes to financial statements (unaudited)
8. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
9. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
The Board of Trustees of the Wells Fargo Funds approved a change in the Portfolio's name to remove “Wells Fargo” from the Portfolio's name and replace with “Allspring” on December 6, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Portfolio's adviser, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC will each be rebranded as Allspring.

16  |  Wells Fargo Emerging Markets Bond Portfolio

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Wells Fargo Legal Department since 2018. Previously, Director and Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

20  |  Wells Fargo Emerging Markets Bond Portfolio

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a meeting held on May 17-19, 2021 (the “Meeting”), the Board of the Trust, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for each of the portfolios of the Trust identified in the table below (individually, a “Portfolio” and collectively, the “Portfolios”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) with the sub-adviser(s) identified in the table below (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) for the corresponding Portfolio identified. The Advisory Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”
Funds Trust	Master Trust
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Wells Capital Management Incorporated
Wells Fargo Emerging Markets Bond Portfolio	Wells Fargo Asset Management (International) Limited and Wells Capital Management Incorporated
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced International Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo High Yield Corporate Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo Investment Grade Corporate Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Strategic Retirement Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo U.S. REIT Portfolio	Wells Capital Management Incorporated
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Advisers, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment advisory agreement with Funds Management and a new investment sub-advisory agreement with each of the Sub-Advisers (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Portfolios’ shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Advisers to continue providing services to the Portfolios while the Portfolios continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of

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Board considerations (unaudited)
Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation or the absence of compensation payable to Funds Management and each of the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Portfolios as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board noted that each of the Portfolios replicates the performance of a proprietary index provided by an affiliate of Funds Management, except that each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, and Wells Fargo Strategic Retirement Bond Portfolio track the performance of a third party index. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Portfolios.
Portfolio investment performance and expenses
The Board considered the investment performance results for each of the Portfolios over the one- and three-year periods ended December 31, 2020, except for the Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, for which the Board considered the investment performance results for the quarter ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each respective Portfolios (each, a “Universe”), and in comparison to each Portfolios’ benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted the short performance history of the Portfolios.

22  |  Wells Fargo Emerging Markets Bond Portfolio

Board considerations (unaudited)
With respect to the investment performance of each Portfolio relative to its respective Universe, the Board noted the following: (i) the investment performance of each of Wells Fargo Factor Enhanced International Equity Portfolio and Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio was higher than such Portfolio’s respective Universe for the one- and three-year periods under review; (ii) the investment performance of each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, and Wells Fargo Investment Grade Corporate Bond Portfolio was higher than such Portfolio’s respective Universe for the three-year period under review, and lower than such Portfolio’s respective Universe for the one-year period under review; (iii) the investment performance of each of Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio was lower than such Portfolio’s respective Universe for the one- and three-year periods under review; and (iv) the Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio launched on July 1, 2020 and, given its short operational history, had no historical performance.
With respect to the investment performance of each Portfolio relative to its respective benchmark index, the Board noted the following: (i) the investment performance of each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, and Wells Fargo Strategic Retirement Bond Portfolio was higher than or in range of such Portfolio’s respective benchmark index for all periods under review; (ii) the investment performance of Wells Fargo U.S. REIT Portfolio was in range of the Portfolio’s benchmark index for the three-year period under review, and was lower than the Portfolio’s benchmark index for the one-year period under review; and (iii) the investment performance of each of Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio, and Wells Fargo High Yield Corporate Bond Portfolio was lower than such Portfolio’s respective benchmark index for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of each of Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio relative to such Portfolio’s Universe and benchmark index for the periods identified above.
The Board also received and considered information regarding the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged to the Portfolios, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
The Board took into account the Portfolios’ investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Portfolios to Funds Management under the Advisory Agreement. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Portfolios’ Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the Portfolios in the expense Groups. The Board noted that the Management Rates of the Portfolios were lower than, equal to, or in range of the sum of these average rates for the Portfolios’ expense Groups.
The Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of these amounts, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of certain Portfolios. In this regard, the Board received information about the significantly greater scope of services, and compliance,

Wells Fargo Emerging Markets Bond Portfolio  |  23

Board considerations (unaudited)
reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the funds family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Portfolios and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolios to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolios’ management fee structure, which operate generally to reduce the Portfolios’ expense ratios as the Portfolios grow in size, and the size of the Portfolios in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Portfolios, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolios and their shareholders.
Other benefits to Funds Management and the Sub-Advisers
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ businesses as a result of their relationships with the Portfolios. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital Management Incorporated from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

24  |  Wells Fargo Emerging Markets Bond Portfolio

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”, and the series identified below, the “Portfolios”) approved the continuation of each Portfolio’s current Investment Advisory Agreement (the “Current Investment Advisory Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Disciplined Large Cap Portfolio
Wells Fargo Diversified Large Cap Growth Portfolio
Wells Fargo Disciplined International Developed Markets Portfolio
Wells Fargo Large Company Value Portfolio
Wells Fargo Managed Fixed Income Portfolio
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio
Wells Fargo Emerging Markets Bond Portfolio
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio
Wells Fargo Factor Enhanced International Equity Portfolio
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio
Wells Fargo High Yield Corporate Bond Portfolio
Wells Fargo Investment Grade Corporate Bond Portfolio
Wells Fargo Strategic Retirement Bond Portfolio
Wells Fargo U.S. REIT Portfolio
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Portfolios (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Portfolio’s Current Agreements under the 1940 Act that will result in the automatic termination of each Portfolio’s Current Agreements. In light of the expected termination of each Portfolio’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved: (i) a new Investment Advisory Agreement (the “New Investment Advisory Agreement”) between the Trust, on behalf of each Portfolio, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Portfolio, Funds Management and Wells Capital; and (iii) a new Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”) among the Trust, on behalf of Emerging Markets Bond Portfolio, Funds Management and WFAM(I) Ltd (“WFAMI”); and (iv) a new Sub-Advisory Agreement (the “New Galliard Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of Managed Fixed Income Portfolio, Funds Management and Galliard Capital Management, LLC (“Galliard”, and together with Wells Capital and WFAMI, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in

Wells Fargo Emerging Markets Bond Portfolio  |  25

Board considerations (unaudited)
connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Portfolios.
■	Impact of the Transaction on the Portfolios and their Shareholders: (i) information regarding anticipated benefits to the Portfolios as a result of the Transaction; (ii) a commitment that the Portfolios would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Portfolios in a manner consistent with each Portfolio’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Portfolios as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Portfolios will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Portfolios after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Portfolios by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Portfolios and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Portfolio performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Portfolio to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Portfolio’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Portfolio in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Portfolio(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

26  |  Wells Fargo Emerging Markets Bond Portfolio

Board considerations (unaudited)
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to each Portfolio by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and administrative services covered by the Current Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from the Advisers that each Portfolio will continue to be advised by its current Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Portfolios after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Portfolios, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Portfolios and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Portfolios and their shareholders.
Investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Portfolio over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Portfolio (the “Universe”), and in comparison to each Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Portfolios relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.

Wells Fargo Emerging Markets Bond Portfolio  |  27

Board considerations (unaudited)
Investment advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual investment advisory fee rate that is payable by each Portfolio to Funds Management for investment advisory services under the Current Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the applicable Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Portfolio’s Advisory Agreement Rate with those of other funds in the Portfolio’s expense Group at a common asset level.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Agreement Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Advisory Agreement Rates or the Sub-Advisory Agreement Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Advisory Agreement and to each of the Sub-Advisers under the applicable new Sub-Advisory Agreement was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Portfolio will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of advisory services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Portfolio shareholders. The Board noted the existence of breakpoints in each Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The

28  |  Wells Fargo Emerging Markets Bond Portfolio

Board considerations (unaudited)
Board considered that, in addition to advisory fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Portfolios resulting from enhanced distribution capabilities for their investing funds. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Portfolio, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Portfolios. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Portfolios might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term.

Wells Fargo Emerging Markets Bond Portfolio  |  29

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

30  |  Wells Fargo Emerging Markets Bond Portfolio

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Portfolio's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Portfolio's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.

Semi-Annual Report
August 31, 2021
Wells Fargo
Factor Enhanced Emerging Markets Equity Portfolio

 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio  |  1

Portfolio information (unaudited)
Investment objective	The Portfolio seeks long-term capital appreciation.
Adviser	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Dennis Beinn, CFA®‡, Harindra de Silva, Ph.D., CFA®‡, Monisha Jayakumar
Ten largest holdings (%) as of August 31, 2021[1]
Taiwan Semiconductor Manufacturing Company Limited	6.32
Tencent Holdings Limited	4.21
Samsung Electronics Company Limited	3.60
Alibaba Group Holding Limited ADR	3.36
Meituan Dianping	1.42
Infosys Limited	1.02
Reliance Industries Limited	0.82
JD.com Incorporated ADR	0.80
Housing Development Finance Corporation Limited	0.75
Tata Consultancy Services Limited	0.69
[1]	Figures represent the percentage of the Portfolio's net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of August 31, 2021[1]
[1]	Figures represent the percentage of the Portfolio's long-term investments. These amounts are subject to change and may have changed since the date specified.
Country allocation as of August 31, 2021[1]
[1]	Figures represent the percentage of the Portfolio's long-term investments. These amounts are subject to change and may have changed since the date specified.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2  |  Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Common stocks: 93.23%
Brazil: 3.09%
Ambev SA (Consumer staples, Beverages)	69,400	$ 229,508
Atacadao Distribuicao Comercio e Industria Limitada (Consumer staples, Food & staples retailing)	54,600	191,651
B3 Brasil Bolsa Balcao SA (Financials, Capital markets)	158,200	430,470
Banco BTG Pactual SA (Financials, Diversified financial services)	95,600	522,483
Banco do Brasil SA (Financials, Banks)	37,000	217,744
Banco Santander Brasil SA (Financials, Banks)	36,300	294,427
BB Seguridade Participacoes SA (Financials, Insurance)	87,800	323,638
Braskem SA Class A (Materials, Chemicals) †	5,800	74,020
BRF SA (Consumer staples, Food products) †	25,500	115,497
Cia Siderurgica Nacional SA (Materials, Metals & mining)	37,500	252,814
Cosan SA Industria e Comercio (Energy, Oil, gas & consumable fuels)	5,100	21,748
CPFL Energia SA (Utilities, Electric utilities)	24,000	134,788
Engie Brasil Energia SA (Utilities, Energy equipment & services)	8,200	59,548
Equatorial Energia SA (Utilities, Electric utilities)	17,000	83,672
Hypermarcas SA (Health care, Pharmaceuticals)	10,800	74,293
JBS SA (Consumer staples, Food products)	58,500	352,643
Klabin SA (Materials, Containers & packaging) †	11,700	59,532
Localiza Rent A Car SA (Industrials, Road & rail)	27,560	295,598
Lojas Renner SA (Consumer discretionary, Multiline retail)	24,400	179,598
Magazine Luiza SA (Consumer discretionary, Multiline retail)	2,800	9,877
Petrobras Distribuidora SA (Consumer discretionary, Specialty retail)	78,500	412,782
Petróleo Brasileiro SA (Consumer discretionary, Specialty retail)	18,100	97,732
Raia Drogasil SA (Consumer staples, Food & staples retailing)	42,400	209,589
Telefonica Brasil SA (Communication services, Diversified telecommunication services)	26,455	223,733
TIM SA (Communication services, Wireless telecommunication services)	69,300	166,991
Totvs SA (Information technology, Software)	40,400	309,399
Ultrapar Participacoes SA (Energy, Oil, gas & consumable fuels)	52,596	146,880
WEG SA (Industrials, Electrical equipment)	33,866	232,899
		5,723,554
Chile: 0.55%
Banco de Chile (Financials, Banks)	790,905	77,287
Banco de Credito e Inversiones (Financials, Banks)	1,606	69,568
Banco Santander Chile SA (Financials, Banks)	952,747	50,343
Cencosud SA (Consumer staples, Food & staples retailing)	159,926	301,730
Cencosud Shopping SA (Real estate, Real estate management & development)	86,037	122,299
Compania Cervecerias Unidas SA (Consumer staples, Beverages)	8,123	81,981
Empresas Copec SA (Energy, Oil, gas & consumable fuels)	6,299	58,599
Enel Americas SA (Utilities, Electric utilities)	1,315,763	184,890
S.A.C.I. Falabella (Consumer discretionary, Multiline retail)	16,416	65,020
		1,011,717
China: 30.77%
3SBio Incorporated (Health care, Biotechnology) 144A†	187,500	209,018
Agile Property Holdings Limited (Real estate, Real estate management & development)	214,000	245,438
Agricultural Bank of China Limited Class H (Financials, Banks)	148,000	49,667
Air China Limited Class H (Industrials, Airlines) †	50,000	33,559
Airtac International Group (Industrials, Machinery)	5,000	152,455
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio  |  3

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
China: (continued)
Alibaba Group Holding Limited ADR (Consumer discretionary, Internet & direct marketing retail) †	37,364	$ 6,239,414
Alibaba Health Information Technology Limited (Health care, Health care technology) †	28,000	45,938
Aluminum Corporation of China Limited Class H (Materials, Metals & mining) †	405,334	293,937
Angel Yeast Company Limited Class A (Consumer staples, Food products)	100	620
Anhui Conch Cement Company Limited Class H (Materials, Construction materials)	26,000	140,740
Anhui Gujing Distillery Company Class B (Consumer staples, Beverages)	5,413	66,112
ANTA Sports Products Limited (Consumer discretionary, Textiles, apparel & luxury goods)	18,000	370,301
Autohome Incorporated ADR (Communication services, Interactive media & services)	1,576	69,754
Baidu Incorporated ADR (Communication services, Interactive media & services) †	5,902	926,732
Bank of Chengdu Company Limited Class A (Financials, Banks)	36,900	69,139
Bank of China Limited Class H (Financials, Banks)	2,328,000	817,162
Bank of Communications Company Limited Class H (Financials, Banks)	461,000	264,954
Bank of Hangzhou Company Limited Class A (Financials, Banks)	2,900	6,008
Bank of Jiangsu Company Limited Class A (Financials, Banks)	29,900	29,746
Baoshan Iron & Steel Company Limited Class A (Materials, Metals & mining)	31,900	50,294
Baozun Incorporated ADR (Consumer discretionary, Internet & direct marketing retail) †	4,909	118,209
Beijing Enlight Media Company Limited Class A (Communication services, Media)	28,100	40,477
Beijing Kunlun Tech Company Limited Class A (Communication services, Interactive media & services)	38,300	99,732
Beijing Tiantan Biological Products Corporation Limited Class A (Health care, Biotechnology)	9,300	44,635
Beijing Yuanliu Hongyuan Electronic Technology Company Class A (Information technology, Electronic equipment, instruments & components)	4,107	97,096
BGI Genomics Company Limited (Health care, Biotechnology)	1,900	27,572
Bilibili Incorporated ADR (Communication services, Entertainment) †	1,017	81,594
BYD Company Limited Class A (Consumer discretionary, Automobiles)	800	34,286
BYD Company Limited Class H (Consumer discretionary, Automobiles)	16,000	541,874
By-Health Company Limited (Health care, Biotechnology)	49,100	191,061
C&S Paper Company Limited Class A (Consumer staples, Household products)	28,300	80,260
China Aoyuan Group Limited (Real estate, Real estate management & development)	27,000	16,178
China Bohai Bank Company Limited Class H (Financials, Banks)	88,500	35,958
China Cinda Asset Management Company Limited Class H (Financials, Capital markets)	2,552,000	452,817
China CITIC Bank Class H (Financials, Banks)	975,000	448,797
China Conch Venture Holdings Limited (Industrials, Construction & engineering)	21,000	85,864
China Construction Bank Class A (Financials, Banks)	47,600	43,084
China Construction Bank Class H (Financials, Banks)	1,652,000	1,193,738
China East Education Holdings Limited (Consumer discretionary, Diversified consumer services) 144A	139,000	149,054
China Education Group Holdings Limited (Consumer discretionary, Diversified consumer services)	42,000	79,275
China Feihe Limited (Consumer staples, Food products) 144A	105,000	190,088
China Galaxy Securities Company Limited Class H (Financials, Capital markets)	453,000	254,532
The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
China: (continued)
China Gas Holdings Limited (Utilities, Gas utilities)	16,000	$ 46,391
China Hongqiao Group Limited (Materials, Metals & mining)	302,000	450,430
China International Capital Corporation Limited Class H (Financials, Capital markets) 144A	84,000	195,272
China Lesso Group Holdings Limited (Industrials, Building products)	4,000	8,558
China Life Insurance Company Limited Class H (Financials, Insurance)	220,000	368,296
China Longyuan Power Group Corporation Class H (Utilities, Independent power & renewable electricity producers)	134,000	273,257
China Medical System Holding Limited (Health care, Pharmaceuticals)	213,000	417,376
China MeiDong Auto Holdings Limited (Consumer discretionary, Specialty retail)	30,000	150,628
China Merchants Bank Company Limited Class A (Financials, Banks)	36,500	276,495
China Merchants Bank Company Limited Class H (Financials, Banks)	126,000	1,040,894
China Molybdenum Company Limited Class H (Materials, Metals & mining)	219,000	171,203
China National Building Material Company Limited Class H (Materials, Construction materials)	82,000	112,181
China Pacific Insurance Class H (Financials, Insurance)	28,200	79,406
China Petroleum & Chemical Corporation Class H (Energy, Oil, gas & consumable fuels)	1,068,000	517,697
China Resources Cement Holdings Limited (Materials, Construction materials)	52,000	51,014
China Resources Land Limited (Real estate, Real estate management & development)	74,000	275,450
China Shenhua Energy Company Limited Class H (Energy, Oil, gas & consumable fuels)	265,500	587,842
China Southern Airlines Company Class H (Industrials, Airlines) †	288,000	167,747
China Yuhua Education Corporation Limited (Consumer discretionary, Diversified consumer services) 144A	374,000	199,564
Chongqing Brewery Company Limited Class A (Consumer staples, Beverages) †	2,640	57,247
Chongqing Rural Commercial Bank Class H (Financials, Banks)	258,000	98,855
Chongqing Zhifei Biological Products Company Limited (Health care, Biotechnology)	5,400	147,883
CIFI Holdings Group Company Limited (Real estate, Real estate management & development)	96,000	64,679
CITIC Securities Company Limited Class H (Financials, Capital markets)	15,000	37,994
Contemporary Amperex Technology Company Limited Class A (Industrials, Electrical equipment)	500	38,284
COSCO Shipping Holdings Company Limited Class A (Industrials, Transportation infrastructure) †	17,160	55,065
COSCO Shipping Holdings Company Limited Class H (Industrials, Transportation infrastructure) †	198,675	375,512
Country Garden Holdings Company Limited (Real estate, Real estate management & development)	184,000	203,460
Country Garden Services Holdings Company Limited (Industrials, Commercial services & supplies)	11,666	88,874
Da An Gene Company Limited of Sun Yat-Sen University Class A (Health care, Health care equipment & supplies)	59,040	171,095
Dali Foods Group Company Limited (Consumer staples, Food products) 144A	248,000	139,028
DAQO New Energy Corporation ADR (Information technology, Semiconductors & semiconductor equipment) †	3,819	234,143
Dongfeng Motor Group Company Limited Class H (Consumer discretionary, Automobiles)	268,000	293,587
Ecovacs Robotics Company Limited (Consumer discretionary, Household durables)	6,900	156,604
ENN Energy Holdings Limited (Utilities, Gas utilities)	16,300	322,544
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio  |  5

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
China: (continued)
Fangda Carbon New Material Company Limited Class A (Information technology, Electronic equipment, instruments & components)	12,300	$ 24,607
Flat Grass Group Company Limited Class H (Information technology, Semiconductors & semiconductor equipment)	8,000	46,699
Focus Media Information Technology Company (Communication services, Interactive media & services)	5,100	5,674
Founder Securities Company Limited (Financials, Diversified financial services)	45,700	60,314
Fuyao Glass Industry Group Company Limited Class A (Consumer discretionary, Auto components)	3,700	27,421
Fuyao Glass Industry Group Company Limited Class H (Consumer discretionary, Auto components)	34,400	211,864
Geely Automobile Holdings Limited (Consumer discretionary, Automobiles)	88,000	317,945
GF Securities Company Limited Class H (Financials, Capital markets)	24,400	43,420
Giant Network Group Company Limited Class A (Information technology, Software)	30,200	47,240
Great Wall Motor Company Limited Class A (Consumer discretionary, Automobiles)	1,800	18,414
Great Wall Motor Company Limited Class H (Consumer discretionary, Automobiles)	96,500	444,194
Guangzhou Automobile Group Company Limited Class H (Consumer discretionary, Automobiles)	236,400	237,997
Guangzhou Baiyunshan Pharmaceutical Holdings Company Limited Class A (Health care, Pharmaceuticals)	7,700	35,097
Guangzhou R&F Properties Company Limited Class H (Real estate, Real estate management & development)	36,800	31,418
Guangzhou Tinci Materials Technology Company Limited (Materials, Chemicals)	8,480	178,713
HaiDiLao International Holding Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	10,000	40,759
Haier Smart Home Company Limited Class A (Consumer discretionary, Household durables)	19,700	82,480
Haier Smart Home Company Limited Class H (Consumer discretionary, Household durables)	25,200	94,936
Haitong Securities Company Limited Class H (Financials, Capital markets)	98,400	90,968
Hangzhou Oxygen Plant Group Company Limited Class A (Industrials, Machinery)	18,600	102,451
Hangzhou Tigermed Consulting Company Limited (Health care, Health care providers & services)	1,000	17,744
Hengan International Group Company Limited (Consumer staples, Personal products)	500	2,899
HengTen Networks Group Limited (Consumer discretionary, Internet & direct marketing retail) †	164,000	80,551
Hongfa Technology Company Limited Class A (Industrials, Machinery)	5,700	54,970
Hopson Development Holdings Limited (Real estate, Real estate management & development)	58,500	227,909
Huadong Medicine Company Limited (Health care, Pharmaceuticals)	23,100	109,903
Hualan Biological Engineering Incorporated Class A (Health care, Biotechnology)	12,200	55,552
Huaneng Power International Incorporated Class H (Utilities, Independent power & renewable electricity producers)	75,334	36,323
Humanwell Healthcare Group Company Limited (Health care, Pharmaceuticals)	800	2,676
Hunan Valin Steel Company Limited Class A (Materials, Metals & mining)	51,000	61,548
Huya Incorporated ADR (Communication services, Entertainment) †	1,713	18,312
iFLYTEK Company Limited Class A (Information technology, IT services)	19,400	157,224
Industrial & Commercial Bank of China Limited Class H (Financials, Banks)	1,412,000	787,929
The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
China: (continued)
Industrial Bank Company Limited (Financials, Banks)	23,100	$ 66,121
Industrial Securities Company (Industrials, Professional services)	47,500	73,052
Intco Medical Technology Company Limited Class A (Health care, Health care equipment & supplies)	4,700	74,297
Jason Furniture Hangzhou Company (Consumer discretionary, Household durables)	4,700	50,038
JD.com Incorporated ADR (Consumer discretionary, Internet & direct marketing retail) †	18,857	1,481,406
Jiangsu Express Company Limited Class H (Industrials, Transportation infrastructure)	186,000	192,996
Jiangsu Yanghe Brewery Joint-Stock Company Limited (Industrials, Beverages)	1,500	38,883
Jiangxi Copper Company Limited Class H (Materials, Metals & mining)	132,000	268,499
Jilin Aodong Pharmaceutical Group Company Limited Class A (Health care, Pharmaceuticals)	20,300	49,940
Jiumaojiu International Holdings Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	12,000	40,270
Joinn Laboratories China Company Limited Class A (Health care, Health care technology)	840	18,468
Kaisa Group Holdings Limited (Real estate, Real estate management & development)	862,571	287,248
Kingdee International Software Group Company Limited (Information technology, Software) †	14,000	50,942
Kingfa Science & Technology Company Limited Class A (Materials, Chemicals)	6,500	16,302
Kingsoft Corporation Limited (Information technology, Software)	27,000	108,140
Kunlun Energy Company Limited (Utilities, Gas utilities)	76,000	80,520
Kweichow Moutai Company Limited Class A (Consumer staples, Beverages)	1,500	361,586
Lenovo Group Limited (Information technology, Technology hardware, storage & peripherals)	392,000	434,466
Li Ning Company Limited (Consumer discretionary, Textiles, apparel & luxury goods)	41,500	557,606
Logan Property Holdings Company Limited (Real estate, Real estate management & development)	26,000	31,023
Longfor Properties Company Limited (Real estate, Real estate management & development)	18,500	80,161
Luzhou Laojio Company Limited (Materials, Construction materials)	4,500	118,362
Meituan Dianping (Consumer discretionary, Internet & direct marketing retail) †	82,200	2,631,685
Nari Technology Company Limited (Industrials, Electrical equipment)	13,080	70,852
NetEase Incorporated ADR (Communication services, Entertainment)	7,552	735,716
Nine Dragons Paper Holdings Limited (Materials, Paper & forest products)	33,000	45,146
NIO Incorporated ADR Class A (Consumer discretionary, Automobiles) †	18,643	732,856
Northeast Securities Company Limited Class A (Financials, Diversified financial services)	14,500	19,159
Oppein Home Group Incorporated Class A (Consumer discretionary, Household durables)	1,400	33,466
People's Insurance Company Group of China Limited Class H (Financials, Insurance)	1,447,000	446,522
PetroChina Company Limited Class H (Energy, Oil, gas & consumable fuels)	886,000	388,464
Pharmaron Beijing Company Limited Class H (Health care, Life sciences tools & services) 144A	6,700	148,689
PICC Property & Casualty Company Limited Class H (Financials, Insurance)	402,000	363,366
Pinduoduo Incorporated ADR (Consumer discretionary, Internet & direct marketing retail) †	6,880	688,138
Ping An Bank Company Limited (Financials, Banks)	32,200	88,681
Ping An Insurance Group Company Class H (Financials, Insurance)	102,000	792,136
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio  |  7

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
China: (continued)
Postal Savings Bank of China Company Limited Class H (Financials, Banks) 144A	171,000	$ 123,345
Powerlong Real Estate Holdings Limited (Real estate, Real estate management & development)	364,000	295,320
Sailun Group Company Limited Class A (Consumer discretionary, Auto components)	72,200	111,039
Sangfor Technologies Incorporated Class A (Information technology, IT services)	1,900	80,078
Sany Heavy Equipment International Holdings Company Limited (Industrials, Machinery)	230,000	295,727
Sany Heavy Industry Company Limited (Industrials, Machinery)	4,400	17,857
Seazen Group Limited (Real estate, Real estate management & development)	168,000	149,046
Shaanxi Coal Industry Company Limited (Materials, Chemicals)	46,700	99,062
Shandong Hualu-Hengsheng Chemical Company Limited Class A (Materials, Chemicals)	17,689	99,677
Shandong Linglong Tyre Company Limited (Consumer discretionary, Auto components)	14,100	65,273
Shanghai Bairun Investment Holding Group Company Limited Class A (Consumer staples, Beverages)	4,360	48,348
Shanghai Baosight Software Company Limited Class A (Information technology, IT services)	4,810	52,318
Shanghai Fosun Pharmaceutical Company Limited Class H (Health care, Pharmaceuticals)	24,000	153,984
Shanghai Jin Jiang International Hotels Company Limited Class A (Consumer discretionary, Hotels, restaurants & leisure)	25,900	183,254
Shanghai Lujiazui Finance & Trade Zone Development Company Limited (Real estate, Real estate management & development)	123,954	111,435
Shanghai Pharmaceuticals Holding Company Limited Class A (Health care, Health care providers & services)	27,800	82,584
Shanghai Pharmaceuticals Holding Company Limited Class H (Health care, Health care providers & services)	101,234	200,972
Shanxi Coking Coal Energy Group Company Limited (Energy, Oil, gas & consumable fuels)	18,800	33,538
Shanxi Taigang Stainless Steel Company Limited (Materials, Metals & mining)	12,400	19,397
Shanxi Xinghuacun Fen Wine Factory Company Limited Class A (Consumer staples, Beverages)	1,960	84,159
Shenzhen Inovance Technology Company Limited Class A (Information technology, Electronic equipment, instruments & components)	5,700	62,634
Shenzhen International Holdings Limited Class H (Industrials, Transportation infrastructure)	131,500	171,446
Shenzhen Overseas Chinese Town Holding Company Class A (Consumer discretionary, Hotels, restaurants & leisure)	28,100	29,303
Sinopec Shanghai Petrochemical Company Limited Class A (Materials, Chemicals)	79,300	41,593
Sinopharm Group Company Limited Class H (Health care, Health care providers & services)	126,400	324,717
Sinotrans Limited Class A (Industrials, Air freight & logistics)	307,000	236,073
Sunac China Holdings Limited (Real estate, Real estate management & development)	41,000	104,906
Sungrow Power Supply Company Limited (Energy, Energy equipment & services)	5,600	136,274
Sunny Optical Technology Group Company Limited (Information technology, Electronic equipment, instruments & components)	12,000	362,895
Tencent Holdings Limited (Communication services, Interactive media & services)	126,200	7,808,143
The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
China: (continued)
Tencent Music Entertainment ADR (Communication services, Entertainment) †	4,273	$ 37,773
The Hello Group Incorporated ADR (Communication services, Interactive media & services)	10,712	140,756
Thunder Software Technology Company Limited Class A (Industrials, Commercial services & supplies)	4,200	77,038
Tingyi Holding Corporation (Consumer staples, Food products)	62,000	110,329
Tongcheng-Elong Holdings Limited (Communication services, Interactive media & services) †	177,600	413,318
Topsports International Holdings Limited (Consumer discretionary, Specialty retail)	151,000	199,587
TravelSky Technology Limited Class H (Information technology, IT services)	20,000	37,493
Trip.com Group Limited ADR (Consumer discretionary, Internet & direct marketing retail) †	12,888	392,955
Tsingtao Brewery Company Limited Class H (Consumer staples, Beverages)	8,000	65,523
Uni-President China Holdings Limited (Consumer staples, Food products)	126,000	119,399
Vipshop Holdings Limited ADR (Consumer discretionary, Internet & direct marketing retail) †	20,101	297,294
Walvax Biotechnology Company Limited Class A (Health care, Biotechnology)	7,400	88,962
Want Want China Holdings Limited (Consumer staples, Food products)	283,000	192,489
Weibo Corporation ADR (Communication services, Interactive media & services) †	2,075	104,829
Weichai Power Company Limited Class H (Industrials, Machinery)	41,000	103,430
Winning Health Technology Group Company Limited Class A (Information technology, IT services)	34,400	75,579
Wuliangye Yibin Company Limited Class A (Consumer staples, Beverages)	5,300	165,391
WuXi AppTec Company Limited (Health care, Life sciences tools & services) 144A	6,136	122,287
Wuxi Biologics (Cayman) Incorporated (Health care, Life sciences tools & services) 144A†	66,500	1,029,463
Xiaomi Corporation Class B (Information technology, Technology hardware, storage & peripherals) 144A†	262,600	844,107
Xinjiang Goldwind Science & Technology Company Limited (Industrials, Electrical equipment)	15,400	29,424
Xinyi Solar Holdings Limited (Information technology, Semiconductors & semiconductor equipment)	66,333	160,343
Yadea Group Holdings Limited (Consumer discretionary, Automobiles) 144A	72,000	127,939
Yanzhou Coal Mining Company Limited Class H (Energy, Oil, gas & consumable fuels)	262,000	457,471
Yihai Kerry Arawana Holdings Company Limited (Industrials, Food products)	13,300	139,087
Youngor Group Company Limited (Consumer discretionary, Specialty retail)	82,300	82,259
Yum China Holdings Incorporated (Consumer discretionary, Hotels, restaurants & leisure)	8,939	550,285
Zhangzhou Pientzehuang Pharmaceutical Company (Health care, Pharmaceuticals)	2,000	107,393
Zhejiang Expressway Company Limited Class H (Industrials, Transportation infrastructure)	384,000	336,727
Zhejiang Juhua Company Limited Class A (Materials, Chemicals)	39,800	104,623
Zhejiang NHU Company Limited (Health care, Biotechnology)	11,680	51,992
Zhejiang Semir Garment Company (Consumer discretionary, Specialty retail)	47,200	69,085
Zhejiang Weixing New Building Materials Company Limited (Materials, Construction materials)	8,400	25,681
Zhongsheng Group Holdings Limited (Consumer discretionary, Specialty retail)	24,500	204,759
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio  |  9

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
China: (continued)
Zhuzhou CSR Times Electric Company Limited Class H (Industrials, Electrical equipment) †	11,000	$ 66,262
Zijin Mining Group Company Limited Class H (Materials, Metals & mining)	208,000	296,323
Zoomlion Heavy Industry Science and Technology Company Limited Class A (Industrials, Machinery)	27,400	33,406
Zoomlion Heavy Industry Science and Technology Company Limited Class H (Industrials, Machinery)	172,400	164,255
ZTE Corporation Class H (Information technology, Communications equipment)	49,000	172,312
		57,065,102
Colombia: 0.18%
Bancolombia SA (Financials, Banks)	14,225	117,260
Grupo de Inversiones Suramericana SA (Industrials, Professional services)	29,904	152,331
Interconexion Electrica SA (Industrials, Electric utilities)	10,107	60,870
		330,461
Cyprus: 0.14%
Ozon Holdings plc (Consumer discretionary, Internet & direct marketing retail) †	828	43,557
TCS Group Holding plc (Financials, Banks)	2,546	224,960
		268,517
Czech Republic: 0.09%
Komercni Banka AS (Financials, Banks) †	3,546	136,303
Moneta Money Bank (Financials, Banks) 144A†	7,268	29,473
		165,776
Greece: 0.35%
FF Group (Consumer discretionary, Specialty retail) ♦†	3,820	0
Hellenic Telecommunications Organization SA (Communication services, Diversified telecommunication services)	15,837	311,628
OPAP SA (Consumer discretionary, Hotels, restaurants & leisure)	21,250	333,208
		644,836
Hong Kong: 3.21%
Beijing Enterprises Holdings Limited (Utilities, Gas utilities)	3,500	12,061
Beijing Enterprises Water Group Limited (Utilities, Water utilities)	138,000	56,957
Brilliance China Automotive Holdings Limited (Consumer discretionary, Automobiles) ♦‡†	100,000	93,861
BYD Electronic International Company Limited (Information technology, Communications equipment)	61,500	280,715
China Everbright International Limited (Industrials, Commercial services & supplies)	304,000	210,290
China Everbright Limited (Financials, Capital markets)	148,000	185,917
China Mengniu Dairy Company Limited (Consumer staples, Food products)	67,334	404,742
China Merchants Port Holdings Company Limited (Industrials, Transportation infrastructure)	186,000	313,290
China Overseas Land & Investment Limited (Real estate, Real estate management & development)	22,500	51,784
China Power International Development Limited (Utilities, Independent power & renewable electricity producers)	1,169,000	471,962
China Resources Beer Holdings Company Limited (Consumer staples, Beverages)	14,000	115,205
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Hong Kong: (continued)
China Resources Pharmaceutical Group Limited (Health care, Pharmaceuticals)	668,500	$ 348,112
China Resources Power Holdings Company (Utilities, Independent power & renewable electricity producers)	38,000	93,419
China Taiping Insurance Holdings Company Limited (Financials, Insurance)	51,800	75,661
China Traditional Chinese Medicine Holdings Company Limited (Health care, Pharmaceuticals)	412,000	196,003
CITIC Pacific Limited (Industrials, Industrial conglomerates)	112,000	139,398
COSCO Shipping Ports Limited (Industrials, Transportation infrastructure)	484,000	402,636
CSPC Pharmaceutical Group Limited (Health care, Pharmaceuticals)	274,000	347,721
Far East Horizon Limited (Financials, Diversified financial services)	149,000	169,356
Fosun International (Industrials, Industrial conglomerates)	121,500	153,721
Haitian International Holdings Limited (Industrials, Machinery)	14,000	53,642
Kingboard Chemicals Holdings Limited (Information technology, Electronic equipment, instruments & components)	114,500	563,118
Kingboard Laminates Holdings Limited (Information technology, Electronic equipment, instruments & components)	20,500	40,328
KWG Property Holding Limited (Real estate, Real estate management & development)	31,000	32,684
Lee & Man Paper Manufacturing Limited (Materials, Paper & forest products)	27,000	23,711
MMG Limited (Materials, Metals & mining) †	204,000	98,886
Perennial Energy Holdings Limited (Materials, Metals & mining)	50,000	10,993
Shenzhen Investment Limited (Real estate, Real estate management & development)	472,666	140,388
Shenzhou International Group Holdings Limited (Consumer discretionary, Textiles, apparel & luxury goods)	11,000	239,873
Sinotruk Hong Kong Limited (Industrials, Machinery)	41,000	80,762
SSY Group Limited (Health care, Pharmaceuticals)	36,000	22,403
Vinda International Holdings Limited (Consumer staples, Household products)	25,000	73,610
Wharf Holdings Limited (Real estate, Real estate management & development)	29,000	98,066
Yuexiu Property Company Limited (Real estate, Real estate management & development)	370,400	347,185
		5,948,460
Hungary: 0.41%
MOL Hungarian Oil & Gas plc (Energy, Oil, gas & consumable fuels)	7,236	59,335
OTP Bank plc (Financials, Banks) †	4,497	271,542
Richter Gedeon (Health care, Pharmaceuticals)	14,165	424,548
		755,425
India: 10.90%
ACC Limited (Materials, Construction materials)	3,201	105,806
Adani Enterprises Limited (Industrials, Trading companies & distributors)	7,134	155,134
Adani Ports & Special Economic Zone Limited (Industrials, Transportation infrastructure)	15,427	158,121
Ambuja Cements Limited (Materials, Construction materials)	23,179	133,678
Apollo Hospitals Enterprise Limited (Health care, Health care providers & services)	2,934	199,715
Asian Paints Limited (Materials, Chemicals)	8,020	351,674
Aurobindo Pharma Limited (Health care, Pharmaceuticals)	25,801	257,029
Axis Bank Limited (Financials, Banks) †	52,547	566,082
Bajaj Auto Limited (Consumer discretionary, Automobiles)	4,285	218,797
Bajaj Finance Limited (Financials, Consumer finance)	2,388	246,119
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio  |  11

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
India: (continued)
Bajaj Finserv Limited (Financials, Diversified financial services)	127	$ 29,831
Balkrishna Industries Limited (Consumer discretionary, Auto components)	1,217	38,255
Berger Paints India Limited (Materials, Chemicals)	2,972	33,413
Bharat Electronics Limited (Industrials, Aerospace & defense)	41,758	106,758
Bharat Petroleum Corporation Limited (Energy, Oil, gas & consumable fuels)	18,704	120,833
Biocon Limited (Health care, Biotechnology) †	4,717	23,185
Cholamandalam Investment & Finance Company Limited (Financials, Consumer finance)	25,317	192,129
Cipla India Limited (Health care, Pharmaceuticals)	24,993	324,465
Coal India Limited (Materials, Metals & mining)	29,950	59,832
Colgate-Palmolive Company India Limited (Consumer staples, Personal products)	10,453	242,442
Container Corporation of India Limited (Industrials, Transportation infrastructure)	27,153	252,739
Dabur India Limited (Consumer staples, Personal products)	3,408	29,012
Divi's Laboratories Limited (Health care, Life sciences tools & services)	5,761	408,247
DLF Limited (Real estate, Real estate management & development)	6,312	27,714
Dr. Reddy's Laboratories Limited (Health care, Pharmaceuticals)	2,623	169,006
Gail India Limited (Utilities, Gas utilities)	45,235	90,554
Godrej Consumer Products Limited (Consumer staples, Personal products) †	2,452	36,921
Grasim Industries Limited (Industrials, Industrial conglomerates)	7,724	158,738
Havells India Limited (Industrials, Electrical equipment)	14,892	258,737
HCL Technologies Limited (Information technology, IT services)	33,683	545,470
HDFC Asset Management Company Limited (Financials, Capital markets) 144A	1,462	61,564
Hero Motorcorp Limited (Consumer discretionary, Automobiles)	3,399	127,652
Hindalco Industries Limited (Materials, Metals & mining)	32,511	208,539
Hindustan Petroleum Corporation Limited (Energy, Oil, gas & consumable fuels)	93,782	342,462
Hindustan Unilever Limited (Consumer staples, Household products)	6,105	227,793
Housing Development Finance Corporation Limited (Financials, Thrifts & mortgage finance)	36,484	1,398,493
ICICI Bank Limited (Financials, Banks)	118,847	1,170,523
Indian Oil Corporation Limited (Energy, Oil, gas & consumable fuels)	126,874	192,638
Indus Towers Limited (Communication services, Diversified telecommunication services)	48,995	144,520
Info Edge India Limited (Communication services, Interactive media & services)	2,555	216,360
Infosys Limited (Information technology, IT services)	80,771	1,887,911
Ipca Laboratories Limited (Health care, Pharmaceuticals)	6,070	214,116
ITC Limited (Consumer staples, Tobacco)	81,986	237,286
JSW Steel Limited (Materials, Metals & mining)	28,356	267,063
Jubilant Foodworks Limited (Consumer discretionary, Hotels, restaurants & leisure)	2,123	116,171
Kotak Mahindra Bank Limited (Financials, Banks)	8,532	204,946
Larsen & Toubro Infotech Limited (Information technology, IT services) 144A	4,787	348,330
Larsen & Toubro Limited (Industrials, Construction & engineering)	2,893	66,263
Lupin Limited (Health care, Pharmaceuticals)	18,453	242,101
Mahindra & Mahindra Limited (Consumer discretionary, Automobiles)	10,099	109,736
Marico Limited (Consumer staples, Personal products)	27,836	207,586
Maruti Suzuki India Limited (Consumer discretionary, Automobiles)	1,773	166,259
Motherson Sumi Systems Limited (Consumer discretionary, Auto components)	8,117	24,304
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
India: (continued)
Nestle India Limited (Consumer staples, Food products)	405	$ 107,995
NTPC Limited (Utilities, Independent power & renewable electricity producers)	29,685	47,146
Oil & Natural Gas Corporation Limited (Energy, Oil, gas & consumable fuels)	58,861	97,191
Petronet LNG Limited (Energy, Oil, gas & consumable fuels)	29,769	92,805
Pidilite Industries Limited (Materials, Chemicals)	1,714	53,536
Power Grid Corporation of India Limited (Utilities, Electric utilities)	73,772	177,186
Reliance Industries Limited (Energy, Oil, gas & consumable fuels)	49,136	1,519,795
Shriram Transport Finance Company Limited (Financials, Consumer finance)	6,877	127,419
Siemens India Limited (Industrials, Industrial conglomerates)	6,430	200,137
State Bank of India (Financials, Banks)	58,205	339,667
Sun Pharmaceutical Industries Limited (Health care, Pharmaceuticals)	19,252	209,390
Tata Consultancy Services Limited (Information technology, IT services)	24,832	1,287,883
Tata Motors Limited (Industrials, Automobiles) †	46,151	181,614
Tata Steel Limited (Materials, Metals & mining)	17,992	357,400
Tech Mahindra Limited (Information technology, IT services)	32,229	639,062
Torrent Pharmaceuticals Limited (Health care, Pharmaceuticals)	1,598	67,982
Ultra Tech Cement Limited (Materials, Construction materials)	1,498	160,710
UPL Limited (Materials, Chemicals)	8,956	90,931
Vedanta Limited (Materials, Metals & mining)	6,757	28,025
Wipro Limited (Information technology, IT services)	70,144	615,811
Yes Bank Limited (Financials, Banks) †	575,772	85,174
		20,209,911
Indonesia: 1.21%
PT Adaro Energy Tbk (Energy, Oil, gas & consumable fuels)	1,586,700	140,175
PT Aneka Tambang Tbk (Materials, Metals & mining)	980,300	164,271
PT Astra International Tbk (Consumer discretionary, Automobiles)	370,200	135,621
PT Bank Central Asia Tbk (Financials, Banks)	177,600	407,811
PT Bank Mandiri Persero Tbk (Financials, Banks)	440,000	188,186
PT Bank Negara Indonesia Persero Tbk (Financials, Banks)	284,900	107,867
PT Bank Rakyat Indonesia Tbk (Financials, Banks)	1,231,100	339,227
PT Charoen Pokphand Indonesia Tbk (Consumer staples, Food products)	384,700	172,626
PT Hanson International Tbk (Real estate, Real estate management & development) ♦†	10,045,000	0
PT Indah Kiat Pulp & Paper Tbk (Materials, Paper & forest products)	22,000	12,186
PT Kalbe Farma Tbk (Health care, Pharmaceuticals)	1,039,500	98,028
PT Telekomunikasi Indonesia Persero Tbk (Communication services, Diversified telecommunication services)	1,055,000	251,499
PT United Tractors Tbk (Energy, Oil, gas & consumable fuels)	161,900	227,880
		2,245,377
Kuwait: 0.40%
Agility Company (Industrials, Transportation infrastructure)	34,208	113,647
Kuwait Finance House (Financials, Banks)	70,700	194,208
Mobile Telecommunications Company (Communication services, Wireless telecommunication services)	43,373	88,131
National Bank of Kuwait (Financials, Banks)	113,182	352,306
		748,292
Luxembourg: 0.38%
Adecoagro SA (Consumer staples, Food products) †	32,337	302,351
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio  |  13

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Luxembourg: (continued)
Allegro SA (Consumer discretionary, Internet & direct marketing retail) 144A†	17,520	$ 324,816
Globant SA (Information technology, IT services) †	253	81,537
		708,704
Malaysia: 2.28%
AMMB Holdings Bhd (Financials, Banks) †	177,533	129,402
Axiata Group Bhd (Communication services, Wireless telecommunication services)	10,200	10,163
CIMB Group Holdings Bhd (Financials, Banks)	81,200	95,928
Digi.com Bhd (Communication services, Wireless telecommunication services)	62,600	66,160
Fraser & Neave Holdings Bhd (Consumer staples, Beverages)	800	5,371
Genting Bhd (Consumer discretionary, Hotels, restaurants & leisure)	47,000	57,096
Hartalega Holdings Bhd (Health care, Health care equipment & supplies)	86,900	154,275
Hong Leong Bank Bhd (Financials, Banks)	41,500	191,477
Hong Leong Financial Group Bhd (Financials, Banks)	52,767	231,430
IOI Corporation Bhd (Consumer staples, Food products)	71,800	71,161
Kossan Rubber Industries Bhd (Health care, Health care equipment & supplies)	424,000	316,190
Kuala Lumpur Kepong Bhd (Consumer staples, Food products)	11,400	58,577
Malayan Banking Bhd (Financials, Banks)	106,700	215,555
Nestle Malaysia Bhd (Consumer staples, Food products)	4,400	142,600
Petronas Chemicals Group Bhd (Materials, Chemicals)	49,800	99,394
Petronas Dagangan Bhd (Energy, Oil, gas & consumable fuels)	29,800	143,402
PPB Group Bhd (Consumer staples, Food products)	16,700	74,401
Press Metal Bhd (Materials, Metals & mining)	18,000	23,382
Public Bank Bhd (Financials, Banks)	397,500	399,699
RHB Bank Bhd (Financials, Banks)	153,500	206,572
Sime Darby Bhd (Industrials, Industrial conglomerates)	730,900	414,584
Sime Darby Plantation Bhd (Consumer staples, Food products)	11,000	10,664
Supermax Corporation Bhd (Health care, Health care equipment & supplies)	416,253	330,439
Telecom Malaysia Bhd (Communication services, Diversified telecommunication services)	191,900	282,588
Top Glove Corporation Bhd (Health care, Health care equipment & supplies)	243,950	234,737
Westports Holdings Bhd (Industrials, Transportation infrastructure)	252,800	267,578
		4,232,825
Mexico: 2.15%
America Movil SAB de CV Series L (Communication services, Wireless telecommunication services)	789,223	773,740
Arca Continental SAB de CV (Consumer staples, Beverages)	1,900	12,239
Cemex SAB Series CPO (Materials, Construction materials) †	297,400	245,513
Coca-Cola Femsa SAB de CV (Consumer staples, Beverages)	21,890	126,900
Fibra Uno Administracion SAB de CV (Real estate, Equity REITs)	145,600	164,130
Fomento Economico Mexicano SAB de CV (Consumer staples, Beverages)	15,300	132,942
Gruma SAB de CV Class B (Consumer staples, Food products)	2,375	27,056
Grupo Aeroportuario del Pacifico SAB de CV Class B (Industrials, Transportation infrastructure)	2,915	33,943
Grupo Aeroportuario del Sureste SAB de CV Class B (Industrials, Transportation infrastructure) †	2,228	39,858
Grupo Bimbo SAB Series A (Consumer staples, Food products)	37,700	95,207
Grupo Financiero Banorte SAB de CV (Financials, Banks)	80,300	530,042
Grupo Financiero Inbursa SAB de CV (Financials, Banks) †	207,300	199,208
Grupo Mexico SAB de CV Series B (Materials, Metals & mining)	62,100	287,928
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Mexico: (continued)
Grupo Televisa SAB de CV Series B (Communication services, Media)	34,600	$ 91,134
Kimberly-Clark de Mexico SAB de CV Class A (Consumer staples, Household products)	126,200	223,948
Megacable Holdings CPO (Communication services, Media)	58,800	204,998
Orbia Advance Corporation SAB de CV (Materials, Chemicals)	85,500	244,316
Walmart de Mexico SAB de CV (Consumer staples, Food & staples retailing)	154,939	549,816
		3,982,918
Netherlands: 0.20%
X5 Retail Group NV (Consumer staples, Food & staples retailing)	414	13,734
Yandex NV (Communication services, Interactive media & services) †	4,631	351,503
		365,237
Peru: 0.11%
Credicorp Limited (Financials, Banks) †	1,743	185,856
Southern Copper Corporation (Materials, Metals & mining)	350	21,907
		207,763
Philippines: 0.77%
Bank of the Philippine Islands (Financials, Banks)	76,050	127,183
BDO Unibank Incorporated (Financials, Banks)	54,170	119,664
Energy Development Corporation (Utilities, Independent power & renewable electricity producers) ♦†	231,800	0
Globe Telecom Incorporated (Communication services, Wireless telecommunication services)	1,060	57,954
GT Capital Holdings Incorporated (Industrials, Industrial conglomerates)	16,783	182,167
International Container Terminal Services Incorporated (Industrials, Transportation infrastructure)	68,230	255,228
Jollibee Foods Corporation (Consumer discretionary, Hotels, restaurants & leisure)	4,280	17,361
Metro Pacific Investments Corporation (Financials, Diversified financial services)	1,201,100	92,949
Metropolitan Bank & Trust Company (Financials, Banks)	317,277	288,260
PLDT Incorporated (Communication services, Wireless telecommunication services)	6,865	202,155
Universal Robina Corporation (Consumer staples, Food products)	26,050	78,962
		1,421,883
Poland: 0.92%
Bank Pekao SA (Financials, Banks) †	6,310	176,607
Bank Zachodni WBK SA (Financials, Banks) †	1,507	118,824
CD Projekt SA (Communication services, Entertainment)	1,805	79,794
Cyfrowy Polsat SA (Communication services, Media)	14,982	143,008
Dino Polska SA (Consumer staples, Food & staples retailing) 144A†	2,194	185,939
KGHM Polska Miedz SA (Materials, Metals & mining)	5,073	236,157
Orange Polska SA (Communication services, Diversified telecommunication services) †	91,984	198,851
Pacific Gas and Electric Company SA (Utilities, Electric utilities) †	28,290	74,526
PKO Bank Polski SA (Financials, Banks) †	1,426	15,656
Polski Koncern Naftowy Orlen SA (Energy, Oil, gas & consumable fuels)	6,086	118,061
Polskie Gornictwo Naftowe i Gazownictwo SA (Energy, Oil, gas & consumable fuels)	139,823	229,987
Powszechny Zaklad Ubezpieczen SA (Financials, Insurance) †	12,250	129,851
		1,707,261
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio  |  15

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Russia: 2.08%
Alrosa PJSC (Materials, Metals & mining)	52,390	$ 104,267
Gazprom PJSC (Energy, Oil, gas & consumable fuels)	143,160	597,339
Inter Rao Ues PJSC (Utilities, Electric utilities)	862,002	54,392
Lukoil PJSC (Energy, Oil, gas & consumable fuels)	9,081	772,273
Magnit PJSC (Consumer staples, Food & staples retailing)	6,207	94,191
MMC Norilsk Nickel PJSC (Materials, Metals & mining)	1,287	422,124
Mobile TeleSystems PJSC ADR (Communication services, Wireless telecommunication services)	8,166	76,597
Moscow Exchange MICEX-RTS PJSC (Financials, Capital markets)	29,075	72,757
Novolipetsk Steel PJSC (Materials, Metals & mining)	28,410	95,316
Phosagro PJSC (Materials, Chemicals)	2,911	57,347
Polyus PJSC (Materials, Metals & mining)	691	123,492
Rosneft Oil Company PJSC (Energy, Oil, gas & consumable fuels)	17,010	123,916
Sberbank of Russia PJSC (Financials, Banks)	212,850	955,204
Severstal PJSC (Materials, Metals & mining)	4,920	115,553
Tatneft PJSC (Energy, Oil, gas & consumable fuels)	28,052	186,046
VTB Bank PJSC (Financials, Banks)	17,390,000	12,573
		3,863,387
South Africa: 3.31%
Absa Group Limited (Financials, Banks) †	30,411	330,881
African Rainbow Minerals Limited (Materials, Metals & mining)	13,018	232,270
Anglo American Platinum Limited (Materials, Metals & mining)	279	31,661
Aspen Pharmacare Holdings Limited (Health care, Pharmaceuticals) †	10,072	135,976
Bid Corporation Limited (Consumer staples, Food & staples retailing) †	3,939	86,740
Capitec Bank Holdings Limited (Financials, Banks)	1,300	169,831
Clicks Group Limited (Health care, Specialty retail)	15,430	321,384
Exxaro Resources Limited (Energy, Oil, gas & consumable fuels)	15,931	202,353
FirstRand Limited (Financials, Diversified financial services)	64,144	273,290
Impala Platinum Holdings Limited (Materials, Metals & mining)	24,670	378,552
Kumba Iron Ore Limited (Materials, Metals & mining)	4,512	202,828
Mr Price Group Limited (Consumer discretionary, Specialty retail)	5,978	89,681
MTN Group Limited (Communication services, Wireless telecommunication services) †	59,956	550,764
MultiChoice Group Limited (Communication services, Media)	15,781	124,825
Nedbank Group Limited (Financials, Banks) †	22,592	287,722
Northam Platinum Limited (Materials, Metals & mining) †	13,105	180,423
Old Mutual Limited (Financials, Insurance)	159,906	169,084
Rand Merchant Investment Holdings Limited (Financials, Insurance)	40,098	87,449
Remgro Limited (Financials, Diversified financial services)	16,093	133,840
Shoprite Holdings Limited (Consumer staples, Food & staples retailing)	21,354	270,265
Sibanye Stillwater Limited (Materials, Metals & mining)	87,355	354,201
SPAR Group Limited (Consumer staples, Food & staples retailing)	12,856	183,756
Standard Bank Group Limited (Financials, Banks)	29,191	298,838
The Bidvest Group Limited (Industrials, Industrial conglomerates)	3,346	47,220
Tiger Brands Limited (Consumer staples, Food products)	24,598	314,861
Vodacom Group Limited (Communication services, Wireless telecommunication services)	33,806	334,307
Woolworths Holdings Limited (Consumer discretionary, Multiline retail) †	81,063	355,196
		6,148,198
South Korea: 12.46%
Amorepacific Corporation (Consumer staples, Personal products)	715	140,293
Amorepacific Group (Consumer staples, Personal products)	136	6,780
BGF Retail Company Limited (Consumer staples, Food & staples retailing)	1,512	232,776
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
South Korea: (continued)
Celltrion Healthcare Company Limited (Health care, Health care providers & services) †	1,870	$ 199,508
Celltrion Incorporated (Health care, Pharmaceuticals) †	1,365	344,944
Cheil Worldwide Incorporated (Communication services, Media)	9,421	187,697
CJ Cheiljedang Corporation (Consumer staples, Food products)	451	176,401
CJ Corporation (Industrials, Industrial conglomerates)	2,591	226,820
CJ ENM Company Limited (Consumer discretionary, Internet & direct marketing retail)	3,613	477,080
CJ Korea Express Corporation (Industrials, Road & rail) †	1,021	150,581
Coway Company Limited (Consumer discretionary, Household durables)	705	47,549
Daelim Industrial Company Limited (Industrials, Construction & engineering)	1	62
Dongbu Insurance Company Limited (Financials, Insurance)	1,528	77,359
Doosan Bobcat Incorporated (Industrials, Machinery) †	1,082	40,454
E-MART Incorporated (Consumer staples, Food & staples retailing)	2,063	318,493
Fila Korea Limited (Consumer discretionary, Textiles, apparel & luxury goods)	1,219	47,206
Green Cross Corporation (Health care, Biotechnology)	913	303,165
GS Engineering & Construction Corporation (Industrials, Construction & engineering)	3,643	140,605
GS Holdings Corporation (Energy, Oil, gas & consumable fuels)	1,902	69,718
Hana Financial Group Incorporated (Financials, Banks)	11,103	431,403
Hankook Tire Company Limited (Consumer discretionary, Auto components)	5,146	206,825
Hanwha Chem Corporation (Materials, Chemicals) †	4,216	148,175
Hyundai Engineering & Construction Company Limited (Industrials, Construction & engineering)	1,371	65,626
Hyundai Glovis Company Limited (Industrials, Air freight & logistics)	2,115	353,883
Hyundai Merchant Marine Company Limited (Industrials, Marine) †	4,616	167,210
Hyundai Mobis Company Limited (Consumer discretionary, Auto components)	1,167	279,307
Hyundai Motor Company Limited (Consumer discretionary, Automobiles)	2,627	481,468
Hyundai Steel Company Limited (Materials, Metals & mining)	2,553	112,297
Industrial Bank of Korea (Financials, Banks)	10,094	89,670
Kakao Corporation (Communication services, Interactive media & services)	5,843	781,116
KB Financial Group Incorporated (Financials, Banks)	9,722	443,567
Kia Motors Corporation (Consumer discretionary, Automobiles)	7,890	579,101
KMW Company Limited (Information technology, Communications equipment) †	458	16,828
Korea Investment Holdings Company Limited (Financials, Capital markets)	840	69,043
Korean Air Lines Company Limited (Industrials, Airlines) †	789	21,300
KT&G Corporation (Consumer staples, Tobacco)	3,994	281,091
Kumho Petrochemical Company Limited (Materials, Chemicals)	2,053	344,395
LG Chem Limited (Materials, Chemicals)	583	381,141
LG Corporation (Industrials, Industrial conglomerates)	1,605	131,922
LG Display Company Limited (Information technology, Electronic equipment, instruments & components) †	17,874	316,027
LG Electronics Incorporated (Consumer discretionary, Household durables)	3,048	373,294
LG Household & Health Care Limited (Consumer staples, Personal products)	167	210,433
LG Innotek Company Limited (Information technology, Electronic equipment, instruments & components)	737	136,664
LG Uplus Corporation (Communication services, Diversified telecommunication services)	8,581	103,983
Lotte Chemical Corporation (Materials, Chemicals)	964	207,857
Lotte Shopping Company Limited (Consumer discretionary, Multiline retail)	1,957	181,446
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio  |  17

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
South Korea: (continued)
Meritz Securities Company Limited (Financials, Capital markets)	46,078	$ 213,013
Mirae Asset Daewoo Company Limited (Financials, Capital markets)	25,826	196,460
Naver Corporation (Communication services, Interactive media & services)	2,689	1,018,130
NCSoft Corporation (Communication services, Entertainment)	257	146,294
NH Investment & Securities Company Limited (Financials, Capital markets)	24,718	282,473
Pearl Abyss Corporation (Communication services, Entertainment) †	1,387	112,807
POSCO (Materials, Metals & mining)	1,587	461,270
S1 Corporation Incorporated (Industrials, Commercial services & supplies)	46	3,257
Samsung C&T Corporation (Industrials, Industrial conglomerates)	544	62,402
Samsung Electro-Mechanics Company Limited (Information technology, Electronic equipment, instruments & components)	985	156,740
Samsung Electronics Company Limited (Information technology, Technology hardware, storage & peripherals)	100,841	6,670,839
Samsung Engineering Company Limited (Industrials, Construction & engineering) †	1,327	25,580
Samsung Fire & Marine Insurance Company Limited (Financials, Insurance)	307	59,840
Samsung Life Insurance Company Limited (Financials, Insurance)	1,474	94,711
Samsung SDI Company Limited (Information technology, Electronic equipment, instruments & components)	877	599,820
Samsung SDS Company Limited (Information technology, Software)	1,328	197,576
Samsung Securities Company Limited (Financials, Capital markets)	3,163	134,900
Seegene Incorporated (Health care, Biotechnology)	4,933	279,953
Shinhan Financial Group Company Limited (Financials, Banks)	12,274	411,268
Shinsegae Company Limited (Consumer discretionary, Multiline retail)	1,195	277,248
Sillajen Incorporated (Health care, Biotechnology) ♦‡†	2,972	31,016
SK Hynix Incorporated (Information technology, Semiconductors & semiconductor equipment)	11,803	1,084,152
SK Telecom Company Limited (Communication services, Wireless telecommunication services)	1,324	340,292
Soulbrain Company Limited (Materials, Chemicals) †	1	30
Woori Financial Group Incorporated (Financials, Banks)	10,469	101,579
Yuhan Corporation (Health care, Pharmaceuticals)	807	43,501
		23,107,714
Taiwan: 14.38%
Accton Technology Corporation (Information technology, Communications equipment)	15,000	151,821
Acer Incorporated (Information technology, Technology hardware, storage & peripherals)	279,000	253,696
ASE Technology Holding Company Limited (Information technology, Semiconductors & semiconductor equipment)	98,000	454,399
Asia Cement Corporation (Materials, Construction materials)	51,500	83,438
Asustek Computer Incorporated (Information technology, Technology hardware, storage & peripherals)	30,000	350,732
AU Optronics Corporation (Industrials, Machinery)	471,000	299,118
Cathay Financial Holding Company (Financials, Insurance)	179,000	384,953
Chailease Holding Company Limited (Financials, Diversified financial services)	30,014	288,622
Cheng Shin Rubber Industry Company Limited (Consumer discretionary, Auto components)	67,000	90,055
China Development Financial Holding Corporation (Financials, Insurance)	87,000	44,578
China Life Insurance Company - Taiwan Exchange (Financials, Insurance)	50,000	52,141
China Steel Corporation (Materials, Metals & mining)	101,000	139,035
Chunghwa Telecom Company Limited (Communication services, Diversified telecommunication services)	57,000	230,357
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Taiwan: (continued)
Compal Electronic Incorporated (Information technology, Technology hardware, storage & peripherals)	387,000	$ 319,783
CTBC Financial Holding Company Limited (Financials, Banks)	461,000	382,593
Delta Electronics Incorporated (Information technology, Electronic equipment, instruments & components)	41,000	400,184
E.SUN Financial Holding Company Limited (Financials, Banks)	1	1
Eclat Textile Company Limited (Consumer discretionary, Textiles, apparel & luxury goods)	6,667	133,997
Evergreen Marine Corporation (Taiwan) Limited (Industrials, Marine)	52,000	255,182
Feng Tay Enterprise Company Limited (Consumer discretionary, Textiles, apparel & luxury goods)	13,000	101,322
Formosa Chemicals & Fibre Corporation (Materials, Chemicals)	66,500	201,802
Formosa Plastics Corporation (Materials, Chemicals)	65,000	240,406
Foxconn Technology Company Limited (Information technology, Electronic equipment, instruments & components)	19,000	45,454
Fubon Financial Holding Company Limited (Financials, Insurance)	174,000	533,675
Giant Manufacturing Company Limited (Consumer discretionary, Leisure products)	48,000	580,223
GlobalWafers Company Limited (Information technology, Semiconductors & semiconductor equipment)	5,000	156,963
Hon Hai Precision Industry Company Limited (Information technology, Electronic equipment, instruments & components)	287,400	1,151,114
Innolux Display Corporation (Information technology, Electronic equipment, instruments & components)	604,000	375,954
Inventec Company Limited (Information technology, Technology hardware, storage & peripherals)	44,834	39,312
Lite-On Technology Corporation (Information technology, Technology hardware, storage & peripherals)	145,000	320,205
Mediatek Incorporated (Information technology, Semiconductors & semiconductor equipment)	31,000	1,007,848
Mega Financial Holding Company Limited (Financials, Banks)	127,000	150,309
Micro-Star International Company Limited (Information technology, Technology hardware, storage & peripherals)	29,000	136,558
Nan Ya Plastics Corporation (Materials, Chemicals)	99,000	320,075
Nan Ya Printed Circuit Board Corporation (Information technology, Electronic equipment, instruments & components)	13,000	197,720
Nanya Technology Corporation (Information technology, Semiconductors & semiconductor equipment)	39,000	93,442
Nien Made Enterprise Company Limited (Consumer discretionary, Specialty retail)	4,000	59,754
Novatek Microelectronics Corporation Limited (Information technology, Semiconductors & semiconductor equipment)	27,000	437,440
Pegatron Corporation (Information technology, Technology hardware, storage & peripherals)	43,000	100,543
Pharmally International Holding Company Limited (Health care, Pharmaceuticals) ♦†	2,064	0
Phison Electronics Corporation (Information technology, Semiconductors & semiconductor equipment)	17,000	261,930
Pou Chen Corporation (Consumer discretionary, Textiles, apparel & luxury goods)	27,000	32,102
Powertech Technology Incorporated (Information technology, Semiconductors & semiconductor equipment)	43,000	174,554
Quanta Computer Incorporated (Information technology, Technology hardware, storage & peripherals)	87,000	246,118
Realtek Semiconductor Corporation (Information technology, Semiconductors & semiconductor equipment)	15,000	299,854
Shin Kong Financial Holding Company Limited (Financials, Insurance)	152,000	52,105
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio  |  19

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Taiwan: (continued)
Silergy Corporation (Information technology, Semiconductors & semiconductor equipment)	1,000	$ 143,612
Sinopac Financial Holdings Company Limited (Financials, Banks)	298,400	153,434
Synnex Technology International Corporation (Information technology, Electronic equipment, instruments & components)	241,000	467,851
Taishin Financial Holdings Company Limited (Financials, Banks)	193,381	135,022
Taiwan Cement Corporation (Materials, Construction materials)	83,843	146,578
Taiwan Semiconductor Manufacturing Company Limited (Information technology, Semiconductors & semiconductor equipment)	529,000	11,720,136
Unimicron Technology Corporation (Information technology, Electronic equipment, instruments & components)	30,000	159,669
Uni-President Enterprises Corporation (Consumer staples, Food products) †	97,000	253,057
United Microelectronics Corporation (Information technology, Semiconductors & semiconductor equipment)	351,000	799,181
Vanguard International Semiconductor Corporation (Information technology, Semiconductors & semiconductor equipment)	52,000	277,699
Windbond Electronics Corporation (Information technology, Semiconductors & semiconductor equipment)	100,000	106,446
WPG Holdings Company Limited (Information technology, Electronic equipment, instruments & components)	212,440	371,014
Yang Ming Marine Transport Corporation (Industrials, Marine) †	41,000	197,503
Yuanta Financial Holding Company Limited (Financials, Diversified financial services)	114,560	103,343
		26,666,012
Thailand: 2.23%
Bangkok Dusit Medical Services PCL (Health care, Health care providers & services)	87,000	63,160
Berli Jucker PCL (Consumer staples, Food & staples retailing)	28,500	32,052
Bumrungrad Hospital PCL (Health care, Health care providers & services)	21,500	88,715
Carabao Group PCL (Consumer staples, Beverages)	26,200	113,798
Charoen Pokphand Foods PCL (Consumer staples, Food products)	92,200	77,233
CP All PCL (Consumer staples, Food & staples retailing)	56,400	113,736
Delta Electronics Thailand PCL (Information technology, Electronic equipment, instruments & components)	19,500	353,308
Electricity Genera PCL (Utilities, Independent power & renewable electricity producers)	16,500	92,655
Energy Absolute PCL (Utilities, Independent power & renewable electricity producers)	2,600	5,283
Indorama Ventures PCL (Materials, Chemicals)	78,200	106,143
Krung Thai Bank PCL (Financials, Banks)	570,200	198,130
Krungthai Card PCL (Financials, Consumer finance)	143,100	294,125
Land & Houses PCL (Real estate, Real estate management & development)	770,967	194,939
Muangthai Leasing PCL (Financials, Consumer finance)	3,400	6,830
Osotspa PCL (Consumer staples, Beverages)	49,100	55,601
PTT Exploration & Production PCL (Energy, Oil, gas & consumable fuels)	48,900	169,157
PTT Global Chemical PCL (Materials, Chemicals)	112,200	222,781
PTT PCL (Energy, Oil, gas & consumable fuels)	225,600	267,717
Ratchaburi Electricity Generating Holding PCL (Utilities, Independent power & renewable electricity producers)	52,400	76,814
SCG Packaging PCL (Consumer staples, Containers & packaging)	72,500	157,450
Siam Commercial Bank PCL (Financials, Banks)	103,200	340,985
Sri Trang Gloves Thailand PCL (Health care, Health care equipment & supplies)	304,000	348,965
Srisawad Power 1979 PCL (Financials, Diversified financial services)	78,340	174,386
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Thailand: (continued)
Thai Union Group PCL (Consumer staples, Food products)	653,200	$ 403,279
The Siam Cement PCL (Materials, Construction materials)	13,300	177,430
		4,134,672
Turkey: 0.66%
Akbank TAS (Financials, Banks)	286,327	202,786
Eregli Demir ve Celik Fabrikalari TAS (Materials, Metals & mining)	26,965	60,891
Ford Otomotiv Sanayi AS (Consumer discretionary, Automobiles)	12,987	268,282
Turk Sise ve Cam Fabrikalari AS (Industrials, Industrial conglomerates)	190,865	204,256
Turkcell Iletisim Hizmetleri AS (Communication services, Wireless telecommunication services)	68,611	135,217
Turkiye Garanti Bankasi AS (Financials, Banks)	163,313	194,016
Turkiye Is Bankasi Class C AS (Financials, Banks)	232,407	160,685
		1,226,133
Total Common stocks (Cost $146,319,595)		172,890,135

	Dividend yield
Preferred stocks: 2.65%
Brazil: 2.12%
Banco Bradesco SA (Financials, Banks)	2.08%	129,031	577,680
Bradespar SA (Financials, Banks)	7.52	26,800	327,303
Centrais Elétricas Brasileiras SA-Eletrobras Class B (Utilities, Electric utilities)	6.67	36,400	265,883
Companhia Energetica de Minas Gerais SA (Utilities, Electric utilities)	1.94	155,206	405,514
Companhia Paranaense de Energia-Copel Class B (Utilities, Electric utilities)	1.11	181,300	239,826
Gerdau SA (Materials, Metals & mining)	3.78	78,500	429,937
Itau Unibanco Holding SA (Financials, Banks)	0.10	104,470	625,107
Itaúsa SA (Financials, Banks)	0.69	241,461	539,818
Petroleo Brasileiro SA (Energy, Oil, gas & consumable fuels)	8.48	100,900	530,570
			3,941,638
Chile: 0.01%
Sociedad Quimica y Minera de Chile SA Class B (Materials, Chemicals)	0.49	208	10,881
South Korea: 0.52%
Hyundai Motor Company Limited (Consumer discretionary, Automobiles)	4.35	63	5,396
LG Household & Health Care Limited (Consumer staples, Personal products)	1.71	142	84,138
Samsung Electronics Company Limited (Information technology, Technology hardware, storage & peripherals)	2.07	14,243	869,727
			959,261
Total Preferred stocks (Cost $4,078,978)			4,911,780

The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio  |  21

Portfolio of investments—August 31, 2021 (unaudited)

		Yield	Shares	Value
Short-term investments: 3.54%
Investment companies: 3.54%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03%	6,566,797	$ 6,566,797
Total Short-term investments (Cost $6,566,797)				6,566,797
Total investments in securities (Cost $156,965,370)	99.42%			184,368,712
Other assets and liabilities, net	0.58			1,072,446
Total net assets	100.00%			$185,441,158

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
‡	Security is valued using significant unobservable inputs.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Wells Fargo Government Money Market Fund Select Class	$5,365,153	$40,002,340	$(38,800,696)	$0	$0	$6,566,797	6,566,797	$747
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
MSCI Emerging Markets Index	123	9-17-2021	$7,849,309	$7,990,080	$140,771	$0
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio

Statement of assets and liabilities—August 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $150,398,573)	$ 177,801,915
Investments in affiliated securites, at value (cost $6,566,797)	6,566,797
Cash at broker segregated for futures contracts	1,260,340
Foreign currency, at value (cost $252,895)	254,857
Receivable for dividends	270,013
Receivable for daily variation margin on open futures contracts	106,958
Receivable from adviser	25,573
Prepaid expenses and other assets	117,769
Total assets	186,404,222
Liabilities
Custodian and accounting fee payable	610,699
Contingent tax liability	321,687
Overdraft due to custodian bank	28
Accrued expenses and other liabilities	30,650
Total liabilities	963,064
Total net assets	$185,441,158
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio  |  23

Statement of operations—six months ended August 31, 2021 (unaudited)

Investment income
Dividends (net of foreign withholdings taxes of $371,228)	$ 2,879,100
Income from affiliated securities	747
Total investment income	2,879,847
Expenses
Advisory fee	135,327
Custody and accounting fees	276,308
Professional fees	29,439
Interest holder report expenses	8,616
Trustees’ fees and expenses	9,771
Other fees and expenses	21,468
Total expenses	480,929
Less: Fee waivers and/or expense reimbursements	(312,221)
Net expenses	168,708
Net investment income	2,711,139
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	9,702,124
Foreign currency and foreign currency translations	(99,457)
Futures contracts	(570,064)
Net realized gains on investments	9,032,603
Net change in unrealized gains (losses) on
Unaffiliated securities	(11,925,997)
Foreign currency and foreign currency translations	4,537
Futures contracts	485,379
Net change in unrealized gains (losses) on investments	(11,436,081)
Net realized and unrealized gains (losses) on investments	(2,403,478)
Net increase in net assets resulting from operations	$ 307,661
The accompanying notes are an integral part of these financial statements.

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Statement of changes in net assets

	Six months ended August 31, 2021 (unaudited)	Year ended February 28, 2021
Operations
Net investment income	$ 2,711,139	$ 4,382,426
Net realized gains (losses) on investments	9,032,603	(5,841,255)
Net change in unrealized gains (losses) on investments	(11,436,081)	48,370,662
Net increase in net assets resulting from operations	307,661	46,911,833
Capital transactions
Transactions in investors’ beneficial interests
Contributions	26,510,893	52,744,158
Withdrawals	(12,542,711)	(145,512,035)
Net increase (decrease) in net assets resulting from capital transactions	13,968,182	(92,767,877)
Total increase (decrease) in net assets	14,275,843	(45,856,044)
Net assets
Beginning of period	171,165,315	217,021,359
End of period	$185,441,158	$ 171,165,315
The accompanying notes are an integral part of these financial statements.

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Financial highlights
		Year ended February 28
	Six months ended August 31, 2021[1] (unaudited)	2021	2020 [1]	2019	2018 [2]
Total return[3]	0.00%	23.70%	(6.15)%	(11.16)%	13.43%
Ratios to average net assets (annualized)
Gross expenses	0.53%	0.53%	0.52%	0.58%	0.49%
Net expenses	0.19% *	0.22% *	0.39%	0.45%	0.49%
Net investment income	3.01%	2.15%	2.51%	2.33%	1.56%
Supplemental data
Portfolio turnover rate	42%	133%	59%	81%	136%

*	Ratios reflect expenses which were voluntarily waived by the adviser. Without these voluntary waivers, the net expense ratios would be increased by the following amounts:

Six months ended August 31, 2021 (unaudited)	0.34%
Year ended February 28, 2021	0.31%

[1]	Year ended February 29
[2]	For the period from May 23, 2017 (commencement of operations) to February 28, 2018
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Investment Company Act of 1933.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Portfolio, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Portfolio's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Portfolio’s investment advisory agreement and subadvisory agreements. The Portfolio’s Board of Trustees approved a new investment advisory agreement and a new subadvisory agreement which were subsequently approved on behalf of the feeder funds that were investors in the Portfolio at the close of business on May 28, 2021. The new agreements will take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolio are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On August 31, 2021, such fair value pricing was used in pricing certain foreign securities.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.

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Notes to financial statements (unaudited)
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

28  |  Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio

Notes to financial statements (unaudited)
As of August 31, 2021, the aggregate cost of all investments for federal income tax purposes was $157,157,543 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$36,695,133
Gross unrealized losses	(9,343,193)
Net unrealized gains	$27,351,940
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio  |  29

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of August 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Brazil	$ 5,723,554	$ 0	$ 0	$ 5,723,554
Chile	1,011,717	0	0	1,011,717
China	57,065,102	0	0	57,065,102
Colombia	330,461	0	0	330,461
Cyprus	268,517	0	0	268,517
Czech Republic	165,776	0	0	165,776
Greece	644,836	0	0	644,836
Hong Kong	5,854,599	0	93,861	5,948,460
Hungary	755,425	0	0	755,425
India	20,209,911	0	0	20,209,911
Indonesia	2,245,377	0	0	2,245,377
Kuwait	748,292	0	0	748,292
Luxembourg	708,704	0	0	708,704
Malaysia	2,319,078	1,913,747	0	4,232,825
Mexico	3,982,918	0	0	3,982,918
Netherlands	365,237	0	0	365,237
Peru	207,763	0	0	207,763
Philippines	1,421,883	0	0	1,421,883
Poland	1,707,261	0	0	1,707,261
Russia	3,863,387	0	0	3,863,387
South Africa	6,148,198	0	0	6,148,198
South Korea	23,076,698	0	31,016	23,107,714
Taiwan	26,666,012	0	0	26,666,012
Thailand	4,134,672	0	0	4,134,672
Turkey	1,226,133	0	0	1,226,133
Preferred stocks
Brazil	3,941,638	0	0	3,941,638
Chile	10,881	0	0	10,881
South Korea	959,261	0	0	959,261
Short-term investments
Investment companies	6,566,797	0	0	6,566,797
	182,330,088	1,913,747	124,877	184,368,712
Futures contracts	140,771	0	0	140,771
Total assets	$182,470,859	$1,913,747	$124,877	$184,509,483
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended August 31, 2021, the Portfolio had no material transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The adviser is responsible for implementing investment policies and guidelines and for supervising

30  |  Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio

Notes to financial statements (unaudited)
the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $5 billion	0.150%
Next $5 billion	0.130
Over $10 billion	0.110
For the six months ended August 31, 2021, the advisory fee was equivalent to an annual rate of 0.15% of the Portfolio’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.08% and declining to 0.05% as the average daily net assets of the Portfolio increase.
Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended August 31, 2021 were $89,045,842 and $72,581,627, respectively.
6. DERIVATIVE TRANSACTIONS
During the six months ended August 31, 2021, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $6,777,816 in long futures contracts during the six months ended August 31, 2021.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7. BANK BORROWINGS
The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended August 31, 2021, there were no borrowings by the Portfolio under the agreement.
8. CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in China. A fund that invests a substantial portion of its assets in any country or geographic region will be more vulnerable than a fund that invests its assets more broadly to the economic, financial, political or other developments affecting that country or region. Such developments may have a significant impact on the Portfolio’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund.

Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio  |  31

Notes to financial statements (unaudited)
9. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
The Board of Trustees of the Wells Fargo Funds approved a change in the Portfolio's name to remove “Wells Fargo” from the Portfolio's name and replace with “Allspring” on December 6, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Portfolio's adviser, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC will each be rebranded as Allspring.

32  |  Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

34  |  Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Wells Fargo Legal Department since 2018. Previously, Director and Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a meeting held on May 17-19, 2021 (the “Meeting”), the Board of the Trust, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for each of the portfolios of the Trust identified in the table below (individually, a “Portfolio” and collectively, the “Portfolios”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) with the sub-adviser(s) identified in the table below (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) for the corresponding Portfolio identified. The Advisory Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”
Master Portfolios	Sub-Advisers
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Wells Capital Management Incorporated
Wells Fargo Emerging Markets Bond Portfolio	Wells Fargo Asset Management (International) Limited and Wells Capital Management Incorporated
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced International Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo High Yield Corporate Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo Investment Grade Corporate Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Strategic Retirement Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo U.S. REIT Portfolio	Wells Capital Management Incorporated
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Advisers, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment advisory agreement with Funds Management and a new investment sub-advisory agreement with each of the Sub-Advisers (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Portfolios’ shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Advisers to continue providing services to the Portfolios while the Portfolios continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of

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Board considerations (unaudited)
Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation or the absence of compensation payable to Funds Management and each of the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Portfolios as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board noted that each of the Portfolios replicates the performance of a proprietary index provided by an affiliate of Funds Management, except that each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, and Wells Fargo Strategic Retirement Bond Portfolio track the performance of a third party index. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Portfolios.
Portfolio investment performance and expenses
The Board considered the investment performance results for each of the Portfolios over the one- and three-year periods ended December 31, 2020, except for the Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, for which the Board considered the investment performance results for the quarter ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each respective Portfolios (each, a “Universe”), and in comparison to each Portfolios’ benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted the short performance history of the Portfolios.

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Board considerations (unaudited)
With respect to the investment performance of each Portfolio relative to its respective Universe, the Board noted the following: (i) the investment performance of each of Wells Fargo Factor Enhanced International Equity Portfolio and Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio was higher than such Portfolio’s respective Universe for the one- and three-year periods under review; (ii) the investment performance of each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, and Wells Fargo Investment Grade Corporate Bond Portfolio was higher than such Portfolio’s respective Universe for the three-year period under review, and lower than such Portfolio’s respective Universe for the one-year period under review; (iii) the investment performance of each of Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio was lower than such Portfolio’s respective Universe for the one- and three-year periods under review; and (iv) the Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio launched on July 1, 2020 and, given its short operational history, had no historical performance.
With respect to the investment performance of each Portfolio relative to its respective benchmark index, the Board noted the following: (i) the investment performance of each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, and Wells Fargo Strategic Retirement Bond Portfolio was higher than or in range of such Portfolio’s respective benchmark index for all periods under review; (ii) the investment performance of Wells Fargo U.S. REIT Portfolio was in range of the Portfolio’s benchmark index for the three-year period under review, and was lower than the Portfolio’s benchmark index for the one-year period under review; and (iii) the investment performance of each of Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio, and Wells Fargo High Yield Corporate Bond Portfolio was lower than such Portfolio’s respective benchmark index for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of each of Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio relative to such Portfolio’s Universe and benchmark index for the periods identified above.
The Board also received and considered information regarding the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged to the Portfolios, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
The Board took into account the Portfolios’ investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Portfolios to Funds Management under the Advisory Agreement. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Portfolios’ Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the Portfolios in the expense Groups. The Board noted that the Management Rates of the Portfolios were lower than, equal to, or in range of the sum of these average rates for the Portfolios’ expense Groups.
The Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of these amounts, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of certain Portfolios. In this regard, the Board received information about the significantly greater scope of services, and compliance,

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Board considerations (unaudited)
reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the funds family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Portfolios and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolios to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolios’ management fee structure, which operate generally to reduce the Portfolios’ expense ratios as the Portfolios grow in size, and the size of the Portfolios in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Portfolios, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolios and their shareholders.
Other benefits to Funds Management and the Sub-Advisers
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ businesses as a result of their relationships with the Portfolios. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital Management Incorporated from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

40  |  Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”, and the series identified below, the “Portfolios”) approved the continuation of each Portfolio’s current Investment Advisory Agreement (the “Current Investment Advisory Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Disciplined Large Cap Portfolio
Wells Fargo Diversified Large Cap Growth Portfolio
Wells Fargo Disciplined International Developed Markets Portfolio
Wells Fargo Large Company Value Portfolio
Wells Fargo Managed Fixed Income Portfolio
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio
Wells Fargo Emerging Markets Bond Portfolio
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio
Wells Fargo Factor Enhanced International Equity Portfolio
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio
Wells Fargo High Yield Corporate Bond Portfolio
Wells Fargo Investment Grade Corporate Bond Portfolio
Wells Fargo Strategic Retirement Bond Portfolio
Wells Fargo U.S. REIT Portfolio
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Portfolios (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Portfolio’s Current Agreements under the 1940 Act that will result in the automatic termination of each Portfolio’s Current Agreements. In light of the expected termination of each Portfolio’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved: (i) a new Investment Advisory Agreement (the “New Investment Advisory Agreement”) between the Trust, on behalf of each Portfolio, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Portfolio, Funds Management and Wells Capital; and (iii) a new Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”) among the Trust, on behalf of Emerging Markets Bond Portfolio, Funds Management and WFAM(I) Ltd (“WFAMI”); and (iv) a new Sub-Advisory Agreement (the “New Galliard Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of Managed Fixed Income Portfolio, Funds Management and Galliard Capital Management, LLC (“Galliard”, and together with Wells Capital and WFAMI, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in

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Board considerations (unaudited)
connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Portfolios.
■	Impact of the Transaction on the Portfolios and their Shareholders: (i) information regarding anticipated benefits to the Portfolios as a result of the Transaction; (ii) a commitment that the Portfolios would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Portfolios in a manner consistent with each Portfolio’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Portfolios as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Portfolios will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Portfolios after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Portfolios by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Portfolios and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Portfolio performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Portfolio to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Portfolio’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Portfolio in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Portfolio(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

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Board considerations (unaudited)
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to each Portfolio by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and administrative services covered by the Current Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from the Advisers that each Portfolio will continue to be advised by its current Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Portfolios after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Portfolios, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Portfolios and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Portfolios and their shareholders.
Investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Portfolio over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Portfolio (the “Universe”), and in comparison to each Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Portfolios relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.

Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio  |  43

Board considerations (unaudited)
Investment advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual investment advisory fee rate that is payable by each Portfolio to Funds Management for investment advisory services under the Current Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the applicable Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Portfolio’s Advisory Agreement Rate with those of other funds in the Portfolio’s expense Group at a common asset level.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Agreement Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Advisory Agreement Rates or the Sub-Advisory Agreement Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Advisory Agreement and to each of the Sub-Advisers under the applicable new Sub-Advisory Agreement was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Portfolio will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of advisory services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Portfolio shareholders. The Board noted the existence of breakpoints in each Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The

44  |  Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio

Board considerations (unaudited)
Board considered that, in addition to advisory fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Portfolios resulting from enhanced distribution capabilities for their investing funds. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Portfolio, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Portfolios. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Portfolios might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term.

Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio  |  45

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

46  |  Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Portfolio's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Portfolio's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.

Semi-Annual Report
August 31, 2021
Wells Fargo
Factor Enhanced International Equity Portfolio

 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Factor Enhanced International Equity Portfolio  |  1

Portfolio information (unaudited)
Investment objective	The Portfolio seeks long-term capital appreciation.
Adviser	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Dennis Beinn, CFA®‡, Harindra de Silva, Ph.D., CFA®‡, Monisha Jayakumar
Ten largest holdings (%) as of August 31, 2021[1]
Nestle SA	1.80
ASML Holding NV	1.67
Roche Holding AG	1.34
Novartis AG	1.03
LVMH Moët Hennessy Louis Vuitton SE	0.93
Novo Nordisk AS Class B	0.92
AstraZeneca plc	0.88
Toyota Motor Corporation	0.82
SAP SE	0.79
Unilever plc (London Exchange)	0.72
[1]	Figures represent the percentage of the Portfolio's net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of August 31, 2021[1]
[1]	Figures represent the percentage of the Portfolio's long-term investments. These amounts are subject to change and may have changed since the date specified.
Country allocation as of August 31, 2021[1]
[1]	Figures represent the percentage of the Portfolio's long-term investments. These amounts are subject to change and may have changed since the date specified.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2  |  Wells Fargo Factor Enhanced International Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Common stocks: 95.45%
Australia: 5.80%
Ampol Limited (Energy, Oil, gas & consumable fuels)	63,027	$ 1,270,720
Aristocrat Leisure Limited (Consumer discretionary, Hotels, restaurants & leisure)	32,619	1,089,797
Aurizon Holdings Limited (Industrials, Road & rail)	404,725	1,119,169
AusNet Services (Utilities, Electric utilities)	71,646	101,418
Australia & New Zealand Banking Group Limited (Financials, Banks)	106,579	2,171,404
BlueScope Steel Limited (Materials, Metals & mining)	75,932	1,399,811
Brambles Limited (Industrials, Commercial services & supplies)	78,263	693,337
Coles Group Liimited (Consumer staples, Food & staples retailing)	13,150	173,927
Commonwealth Bank of Australia (Financials, Banks)	58,316	4,271,225
Computershare Limited (Information technology, IT services)	49,719	600,137
Crown Limited (Consumer discretionary, Hotels, restaurants & leisure) †	23,531	160,263
CSL Limited (Health care, Biotechnology)	18,274	4,170,120
Dexus Property Group (Real estate, Equity REITs)	96,264	749,289
Domino's Pizza Enterprises Limited (Consumer discretionary, Hotels, restaurants & leisure)	7,871	902,513
Endeavour Group Limited (Consumer staples, Food & staples retailing)	31,263	166,954
Fortescue Metals Group Limited (Materials, Metals & mining)	70,966	1,090,218
Goodman Group (Real estate, Equity REITs)	74,228	1,255,993
Lendlease Corporation Limited (Real estate, Real estate management & development)	24,982	218,210
Macquarie Group Limited (Financials, Capital markets)	11,699	1,427,028
Magellan Financial Group Limited (Financials, Capital markets)	6,614	209,699
Medibank Private Limited (Financials, Insurance)	385,599	1,001,401
Mirvac Group (Real estate, Equity REITs)	269,885	615,995
National Australia Bank Limited (Financials, Banks)	124,113	2,517,741
Origin Energy Limited (Energy, Oil, gas & consumable fuels)	44,932	146,271
Qantas Airways Limited (Industrials, Airlines) †	33,233	123,746
REA Group Limited (Communication services, Interactive media & services)	7,322	822,209
Rio Tinto Limited (Materials, Metals & mining)	17,782	1,457,723
Scentre Group (Real estate, Equity REITs)	303,615	633,012
SEEK Limited (Communication services, Interactive media & services)	20,010	476,331
Sonic Healthcare Limited (Health care, Health care providers & services)	24,746	785,667
South32 Limited (Materials, Metals & mining)	218,082	500,949
Stockland Corporation Limited (Real estate, Equity REITs)	118,853	401,695
Suncorp Group Limited (Financials, Insurance)	31,729	289,678
Sydney Airport Holdings Limited (Industrials, Transportation infrastructure) †	62,350	363,529
Tabcorp Holdings Limited (Consumer discretionary, Hotels, restaurants & leisure)	318,350	1,115,538
Telstra Corporation Limited (Communication services, Diversified telecommunication services)	163,803	460,147
Transurban Group (Industrials, Transportation infrastructure)	77,106	801,542
Treasury Wine Estates Limited (Consumer staples, Beverages)	47,528	439,134
Vicinity Centres (Real estate, Equity REITs)	493,515	624,583
Washington H. Soul Pattinson & Company Limited (Energy, Oil, gas & consumable fuels)	3,972	104,083
Wesfarmers Limited (Consumer discretionary, Multiline retail)	33,189	1,455,550
Westpac Banking Corporation (Financials, Banks)	144,097	2,721,793
Wisetech Global Limited (Information technology, Software)	19,446	687,671
Woolworths Group Limited (Consumer staples, Food & staples retailing)	28,040	856,403
		42,643,623
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced International Equity Portfolio  |  3

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Austria: 0.17%
Raiffeisen Bank International AG (Financials, Banks)	5,243	$ 125,918
Voestalpine AG (Materials, Metals & mining)	25,402	1,151,747
		1,277,665
Belgium: 0.89%
Ageas NV (Financials, Insurance)	23,042	1,152,210
Anheuser-Busch InBev SA (Consumer staples, Beverages)	26,747	1,641,924
Colruyt SA (Consumer staples, Food & staples retailing)	5,158	288,620
Groupe Bruxelles Lambert SA (Financials, Diversified financial services)	1,902	218,066
KBC Group NV (Financials, Banks)	6,446	542,977
Proximus SA (Communication services, Diversified telecommunication services)	50,222	984,671
Solvay SA (Materials, Chemicals)	5,952	779,737
UCB SA (Health care, Pharmaceuticals)	1,912	218,716
Umicore SA (Materials, Chemicals)	10,425	686,122
		6,513,043
Canada: 9.79%
Algonquin Power & Utilities Corporation (Utilities, Multi-utilities)	12,100	187,880
Alimentation Couche-Tard Incorporated Class B (Consumer staples, Food & staples retailing)	27,470	1,109,991
Altagas Limited (Energy, Oil, gas & consumable fuels)	56,100	1,123,645
ATCO Limited Class I (Utilities, Multi-utilities)	25,700	864,713
B2Gold Corporation (Materials, Metals & mining)	94,300	364,748
Bank of Montreal (Financials, Banks)	24,291	2,417,452
Barrick Gold Corporation (Materials, Metals & mining)	17,471	351,179
Bausch Health Companies Incorporated (Health care, Pharmaceuticals) †	34,100	993,553
BCE Incorporated (Communication services, Diversified telecommunication services)	5,086	265,255
Brookfield Asset Management Incorporated Class A (Financials, Capital markets)	32,728	1,820,773
CAE Incorporated (Industrials, Aerospace & defense) †	100	2,887
Canadian Apartment Properties (Real estate, Equity REITs)	12,400	600,613
Canadian Imperial Bank of Commerce (Financials, Banks)	16,574	1,906,670
Canadian National Railway Company (Industrials, Road & rail)	26,437	3,109,619
Canadian Natural Resources Limited (Energy, Oil, gas & consumable fuels)	39,100	1,293,881
Canadian Pacific Railway Limited (Industrials, Road & rail)	37,610	2,584,244
Canadian Tire Corporation Limited Class A (Consumer discretionary, Multiline retail)	7,800	1,187,017
Canadian Utilities Limited Class A (Utilities, Multi-utilities)	23,100	653,827
Cenovus Energy Incorporated (Energy, Oil, gas & consumable fuels)	30,100	249,790
CGI Incorporated (Information technology, IT services) †	14,265	1,274,935
Constellation Software Incorporated (Information technology, Software)	1,028	1,742,210
Emera Incorporated (Utilities, Electric utilities)	11,400	538,171
Empire Company Limited Class A (Consumer staples, Food & staples retailing)	16,400	530,353
Enbridge Incorporated (Energy, Oil, gas & consumable fuels)	67,300	2,648,472
Fairfax Financial Holdings Limited (Financials, Insurance)	1,500	663,976
First Quantum Minerals Limited (Materials, Metals & mining)	12,000	249,958
FirstService Corporation (Real estate, Real estate management & development)	2,900	538,603
Fortis Incorporated (Utilities, Electric utilities)	10,744	492,215
George Weston Limited (Consumer staples, Food & staples retailing)	6,000	646,772
Gildan Activewear Incorporated (Consumer discretionary, Textiles, apparel & luxury goods)	21,100	811,120
The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Factor Enhanced International Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Canada: (continued)
Great-West Lifeco Incorporated (Financials, Insurance)	9,400	$ 290,795
Hydro One Limited (Utilities, Electric utilities) 144A	4,900	121,951
iA Financial Corporation (Financials, Insurance)	11,800	654,324
IGM Financial Incorporated (Financials, Capital markets)	31,000	1,130,512
Imperial Oil Limited (Energy, Oil, gas & consumable fuels)	24,500	648,401
Intact Financial Corporation (Financials, Insurance)	4,375	595,852
Keyera Corporation (Energy, Oil, gas & consumable fuels)	11,700	281,731
Kinross Gold Corporation (Materials, Metals & mining)	45,900	276,131
Lundin Mining Corporation (Materials, Metals & mining)	24,800	200,499
Magna International Incorporated (Consumer discretionary, Auto components)	19,027	1,502,524
Manulife Financial Corporation (Financials, Insurance)	73,500	1,431,376
Metro Incorporated (Consumer staples, Food & staples retailing)	7,930	403,964
National Bank of Canada (Financials, Banks)	11,908	945,165
Northland Power Incorporated (Utilities, Independent power & renewable electricity producers)	15,400	509,488
Nutrien Limited (Materials, Chemicals)	18,400	1,118,599
Onex Corporation (Financials, Diversified financial services)	9,600	672,643
Open Text Corporation (Information technology, Software)	8,218	450,593
Open Text Corporation (Information technology, Software)	3,900	213,941
Pan American Silver Corporation (Materials, Metals & mining)	7,700	199,938
Parkland Corporation (Energy, Oil, gas & consumable fuels)	35,500	1,059,949
Power Corporation of Canada (Financials, Insurance)	26,396	910,936
Quebecor Incorporated Class B (Communication services, Media)	32,200	803,437
Restaurant Brands International Incorporated (Consumer discretionary, Hotels, restaurants & leisure)	14,103	906,106
RioCan REIT (Real estate, Equity REITs)	8,900	158,086
Ritchie Bros. Auctioneers Incorporated (Industrials, Commercial services & supplies)	5,800	363,405
Rogers Communications Incorporated Class B (Communication services, Wireless telecommunication services)	13,037	664,224
Royal Bank of Canada (Financials, Banks)	48,731	5,005,776
Saputo Incorporated (Consumer staples, Food products)	9,100	255,981
Shaw Communications Incorporated Class B (Communication services, Media)	9,000	264,867
Shopify Incorporated Class A (Information technology, IT services) †	3,200	4,886,528
Sun Life Financial Incorporated (Financials, Insurance)	23,658	1,218,106
Suncor Energy Incorporated (Energy, Oil, gas & consumable fuels)	42,700	797,378
TC Energy Corporation (Energy, Oil, gas & consumable fuels)	29,100	1,381,596
Tecl Rresources Limited Class B (Materials, Metals & mining)	20,000	450,997
Telus Corporation (Communication services, Diversified telecommunication services) †	5,388	124,146
The Bank of Nova Scotia (Financials, Banks)	46,208	2,862,248
The Toronto-Dominion Bank (Financials, Banks)	60,918	3,955,940
Thomson Reuters Corporation (Industrials, Professional services)	1,400	163,586
Toromont Industries Limited (Industrials, Trading companies & distributors)	10,100	849,212
West Fraser Timber Company Limited (Industrials, Professional services)	18,400	1,420,781
Wheaton Precious Metals Corporation (Materials, Metals & mining)	2,300	103,656
WSP Global Incorporated (Industrials, Construction & engineering)	2,300	300,304
Yamana Gold Incorporated (Materials, Metals & mining)	35,200	155,403
		71,935,597
Denmark: 2.54%
A.P. Moller-Mærsk AS Class B (Industrials, Marine)	260	737,703
Carlsberg AS Class B (Consumer staples, Beverages)	5,437	949,157
Coloplast AS Class B (Health care, Health care equipment & supplies)	5,444	943,032
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced International Equity Portfolio  |  5

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Denmark: (continued)
Danske Bank AS (Financials, Banks)	20,942	$ 351,959
DSV Panalpina AS (Industrials, Air freight & logistics)	5,235	1,334,060
Genmab AS (Health care, Biotechnology) †	3,107	1,471,067
GN Store Nord AS (Health care, Health care equipment & supplies)	10,879	818,576
Novo Nordisk AS Class B (Health care, Pharmaceuticals)	68,044	6,781,496
Novozymes AS Class B (Materials, Chemicals)	3,734	301,651
Orsted AS (Utilities, Electric utilities) 144A	2,351	373,655
Pandora AS (Consumer discretionary, Textiles, apparel & luxury goods)	13,721	1,642,633
Rockwool International Class A (Industrials, Building products)	1,124	594,819
Vestas Wind System AS Class A (Industrials, Electrical equipment)	38,254	1,544,567
William Demant Holding (Health care, Health care equipment & supplies) †	15,036	852,284
		18,696,659
Finland: 0.93%
Elisa Oyj (Communication services, Diversified telecommunication services)	2,499	160,046
Fortum Oyj (Utilities, Electric utilities)	19,576	594,502
Kesko Oyj Class B (Consumer staples, Food & staples retailing)	23,075	952,514
Kone Oyj Class B (Industrials, Machinery)	9,228	765,333
Neste Oil Oyj (Energy, Oil, gas & consumable fuels)	14,642	891,052
Nordea Bank AB (Financials, Banks)	115,277	1,354,825
Orion Oyj Class B (Health care, Pharmaceuticals)	16,797	684,836
Sampo Oyj Class A (Financials, Insurance)	12,183	629,204
Stora Enso Oyj (Materials, Paper & forest products)	7,370	144,238
UPM-Kymmene Oyj (Materials, Paper & forest products)	9,459	384,539
Wartsila Oyj ABP (Industrials, Machinery)	18,769	266,049
		6,827,138
France: 8.64%
Air Liquide SA (Materials, Chemicals)	12,894	2,311,398
Amundi SA (Financials, Capital markets) 144A	31	2,934
Arkema SA (Materials, Chemicals)	1,367	181,423
Atos Origin SA (Information technology, IT services)	22,899	1,188,591
AXA SA (Financials, Insurance)	57,252	1,607,536
bioMerieux (Health care, Health care equipment & supplies)	1,511	185,280
BNP Paribas SA (Financials, Banks)	36,003	2,284,092
Bolloré SA (Industrials, Air freight & logistics)	166,014	982,066
Bouygues SA (Industrials, Construction & engineering)	11,749	491,508
Bureau Veritas SA (Industrials, Professional services)	4,562	151,417
Capgemini SE (Information technology, IT services)	7,637	1,714,657
Carrefour SA (Consumer staples, Food & staples retailing)	81,358	1,618,670
CNP Assurances SA (Financials, Insurance)	40,103	686,362
Compagnie de Saint-Gobain SA (Industrials, Building products)	22,274	1,614,559
Compagnie Generale des Etablissements Michelin SCA (Consumer discretionary, Auto components)	5,853	947,143
Covivio (Real estate, Equity REITs)	2,572	244,530
Credit Agricole SA (Financials, Banks)	8,583	123,741
Danone SA (Consumer staples, Food products)	22,644	1,654,213
Dassault Aviation SA (Industrials, Aerospace & defense)	812	915,625
Dassault Systèmes SE (Information technology, Software)	19,990	1,140,153
Edenred Group (Information technology, IT services)	631	35,763
Engie SA (Utilities, Multi-utilities)	52,738	755,465
Essilor International (Compagnie Generale d'Optique) (Consumer discretionary, Textiles, apparel & luxury goods)	4,941	969,975
Faurecia (Consumer discretionary, Auto components)	1,522	73,394
Gecina SA (Real estate, Equity REITs)	502	77,975
The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Factor Enhanced International Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
France: (continued)
Groupe Eurotunnel SE (Industrials, Transportation infrastructure)	10,765	$ 173,057
Hermes International SA (Consumer discretionary, Textiles, apparel & luxury goods)	852	1,251,966
Ipsen SA (Health care, Pharmaceuticals)	11,749	1,174,735
Kering SA (Consumer discretionary, Textiles, apparel & luxury goods)	2,394	1,905,207
Klepierre SA (Real estate, Equity REITs)	7,373	180,207
La Francaise Des Jeux SA (Consumer discretionary, Hotels, restaurants & leisure) 144A	19,504	1,008,916
Legrand SA (Industrials, Electrical equipment)	7,807	893,420
L'Oréal SA (Consumer staples, Personal products)	9,076	4,246,945
LVMH Moët Hennessy Louis Vuitton SE (Consumer discretionary, Textiles, apparel & luxury goods)	9,217	6,821,450
Orange SA (Communication services, Diversified telecommunication services)	94,902	1,077,975
Pernod-Ricard SA (Consumer staples, Beverages)	5,807	1,220,135
Publicis Groupe SA (Communication services, Media)	16,526	1,083,366
Remy Cointreau SA (Consumer staples, Beverages) †	858	168,982
Safran SA (Industrials, Aerospace & defense)	10,017	1,256,798
Sanofi SA (Health care, Pharmaceuticals)	42,980	4,446,597
Sartorius Stedim Biotech SA (Health care, Life sciences tools & services)	966	585,815
Schneider Electric SE (Industrials, Electrical equipment)	19,586	3,498,991
SCOR SE (Financials, Insurance)	11,817	362,637
Societe Generale SA (Financials, Banks)	26,355	829,313
Sodexho Alliance SA (Consumer discretionary, Hotels, restaurants & leisure) †	13,158	1,087,853
Teleperformance SE (Industrials, Professional services)	2,168	958,414
Thales SA (Industrials, Aerospace & defense)	4,584	465,155
Total SA (Energy, Oil, gas & consumable fuels)	83,710	3,691,203
Valeo SA (Consumer discretionary, Auto components)	7,364	209,377
Veolia Environnement SA (Utilities, Multi-utilities)	8,579	294,267
Vinci SA (Industrials, Construction & engineering)	10,660	1,144,014
Vivendi SE (Communication services, Entertainment)	39,469	1,506,210
		63,501,475
Germany: 7.25%
adidas AG (Consumer discretionary, Textiles, apparel & luxury goods)	5,651	2,004,729
Allianz AG (Financials, Insurance)	12,784	3,003,546
BASF SE (Materials, Chemicals)	28,547	2,208,475
Bayer AG (Health care, Pharmaceuticals)	35,616	1,982,617
Bayerische Motoren Werke AG (Consumer discretionary, Automobiles)	13,326	1,264,596
Bechtle AG (Information technology, IT services)	15,423	1,114,860
Beiersdorf AG (Consumer staples, Personal products)	2,873	348,558
Brenntag AG (Industrials, Trading companies & distributors)	9,225	930,649
Carl Zeiss Meditec AG (Health care, Health care equipment & supplies)	4,308	951,717
Continental AG (Consumer discretionary, Auto components) †	4,451	598,183
Covestro AG (Materials, Chemicals) 144A	16,386	1,062,193
Daimler AG (Consumer discretionary, Automobiles)	37,070	3,126,083
Deutsche Bank AG (Financials, Capital markets) †	76,485	950,781
Deutsche Lufthansa AG (Industrials, Airlines) †	15,651	156,802
Deutsche Post AG (Industrials, Air freight & logistics)	39,018	2,744,882
Deutsche Telekom AG (Communication services, Diversified telecommunication services)	92,200	1,960,444
Deutsche Wohnen AG (Real estate, Real estate management & development)	9,191	570,396
E.ON SE (Utilities, Multi-utilities)	34,896	460,572
Evonik Industries AG (Materials, Chemicals)	5,319	179,620
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced International Equity Portfolio  |  7

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Germany: (continued)
Fresenius Medical Care AG & Company KGaA (Health care, Health care providers & services)	4,860	$ 373,229
Fresenius SE & Company KGaA (Health care, Health care providers & services)	16,701	868,653
GEA Group AG (Industrials, Machinery)	14,207	656,067
Heidelbergcement AG (Materials, Construction materials)	7,044	612,146
Hellofresh SE (Consumer discretionary, Internet & direct marketing retail) †	20,256	2,183,169
Henkel AG & Company KGaA (Consumer staples, Household products)	5,754	517,706
Infineon Technologies AG (Information technology, Semiconductors & semiconductor equipment)	31,200	1,328,613
Kion Group AG (Industrials, Machinery)	1,008	107,856
Knorr Bremse AG (Industrials, Machinery)	346	41,528
LANXESS AG (Materials, Chemicals)	7,853	572,480
LEG Immobilien AG (Real estate, Real estate management & development)	1,924	306,688
Merck KGaA (Health care, Pharmaceuticals)	9,817	2,332,195
MTU Aero Engines AG (Industrials, Aerospace & defense)	992	227,643
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	3,160	923,278
Nemetschek SE (Information technology, Software)	3,336	327,014
Puma AG Rudolf Dassler Sport (Consumer discretionary, Textiles, apparel & luxury goods)	4,167	505,795
Rational AG (Industrials, Machinery)	147	168,120
RWE AG (Utilities, Multi-utilities)	24,044	939,424
SAP SE (Information technology, Software)	38,658	5,817,969
Siemens AG (Industrials, Industrial conglomerates)	26,204	4,357,644
Siemens Energy AG (Industrials, Electrical equipment) †	16,725	485,407
Siemens Healthineers AG (Health care, Health care equipment & supplies) 144A	6,823	474,514
TeamViewer AG (Information technology, Software) †	5,686	189,395
Uniper SE (Utilities, Independent power & renewable electricity producers)	36,992	1,468,902
United Internet AG (Communication services, Diversified telecommunication services)	4,473	193,356
Vonovia SE (Real estate, Real estate management & development)	4,962	334,894
Zalando SE (Consumer discretionary, Internet & direct marketing retail) 144A†	12,056	1,335,255
		53,268,643
Hong Kong: 3.06%
AIA Group Limited (Financials, Insurance)	396,600	4,739,853
Bank of East Asia Limited (Financials, Banks)	199,400	334,322
BOC Hong Kong (Holdings) Limited (Financials, Banks)	137,500	417,232
Budweiser Brewing Company APAC Limited (Consumer staples, Beverages) 144A	107,166	268,141
Chow Tai Fook Jewellery Company Limited (Consumer discretionary, Specialty retail)	363,000	735,573
CK Asset Holdings Limited (Real estate, Real estate management & development)	128,690	838,910
CK Hutchison Holdings Limited (Industrials, Industrial conglomerates)	201,070	1,467,155
CK Infrastructure Holdings Limited (Utilities, Electric utilities)	90,500	549,811
CLP Holdings Limited (Utilities, Electric utilities)	63,000	629,802
ESR Cayman Limited (Real estate, Real estate management & development) 144A†	1,400	4,266
Galaxy Entertainment Group Limited (Consumer discretionary, Hotels, restaurants & leisure) †	9,000	57,686
Hang Seng Bank Limited (Financials, Banks)	28,527	510,573
Henderson Land Development Company Limited (Real estate, Real estate management & development)	148,198	670,730
The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Factor Enhanced International Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Hong Kong: (continued)
Hong Kong & China Gas Company Limited (Utilities, Gas utilities)	155,000	$ 249,516
Hong Kong Exchanges & Clearing Limited (Financials, Capital markets)	39,000	2,461,115
Hong Kong Land Holdings Limited (Real estate, Real estate management & development)	110,200	462,840
Hong Kong Telecommunications Trust & Hong Kong Trust Limited (Communication services, Diversified telecommunication services)	149,574	203,857
Jardine Matheson Holdings Limited (Industrials, Industrial conglomerates)	6,200	336,784
Link REIT (Real estate, Equity REITs)	78,400	721,254
MTR Corporation Limited (Industrials, Road & rail)	36,500	205,556
New World Development Company Limited (Real estate, Real estate management & development)	81,493	383,499
Power Assets Holdings Limited (Utilities, Electric utilities)	83,000	521,321
Sino Land Company (Real estate, Real estate management & development)	181,899	268,026
Sun Hung Kai Properties Limited (Real estate, Real estate management & development)	79,000	1,113,270
Swire Pacific Limited Class A (Real estate, Real estate management & development)	102,978	697,779
Swire Properties Limited (Real estate, Real estate management & development)	101,800	275,526
Techtronic Industries Company Limited (Industrials, Machinery)	60,243	1,336,160
WH Group Limited (Consumer staples, Food products) 144A	1,252,500	1,087,037
Xinyi Glass Holdings Limited (Consumer discretionary, Auto components)	214,000	899,755
		22,447,349
Ireland: 0.65%
CRH plc (Materials, Construction materials)	33,275	1,769,598
DCC plc (Industrials, Industrial conglomerates)	6,536	555,336
Flutter Entertainment plc (Consumer discretionary, Hotels, restaurants & leisure) †	2,602	506,164
Kerry Group plc Class A (Consumer staples, Food products)	6,993	1,025,518
Kingspan Group plc (Industrials, Building products)	3,047	348,190
Smurfit Kappa Group plc (Materials, Containers & packaging)	9,394	538,848
		4,743,654
Israel: 0.64%
Bank Hapoalim BM (Financials, Banks)	56,874	489,168
Bank Leumi Le-Israel (Financials, Banks)	56,816	469,363
Check Point Software Technologies Limited (Information technology, Software) †	11,553	1,451,403
Elbit Systems Limited (Industrials, Aerospace & defense)	726	105,580
ICL Group Limited (Materials, Chemicals)	53,397	377,697
Israel Discount Bank Limited Class A (Financials, Banks) †	97,017	501,145
Mizrahi Tefahot Bank Limited (Financials, Banks)	6,571	218,569
Nice Systems Limited ADR (Information technology, Software) †	2,131	621,669
Wix.com Limited (Information technology, IT services) †	1,964	436,165
		4,670,759
Italy: 1.50%
Amplifon SpA (Health care, Health care providers & services)	1,787	93,431
Assicurazioni Generali SpA (Financials, Insurance)	36,598	746,290
Atlantia SpA (Industrials, Transportation infrastructure) †	18,156	340,324
DiaSorin SpA (Health care, Health care equipment & supplies)	1,685	384,483
Enel SpA (Utilities, Electric utilities)	271,215	2,471,271
Eni SpA (Energy, Oil, gas & consumable fuels)	81,302	1,003,557
Intesa Sanpaolo SpA (Financials, Banks)	428,302	1,212,458
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced International Equity Portfolio  |  9

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Italy: (continued)
Mediobanca SpA (Financials, Banks) †	73,066	$ 861,002
Moncler SpA (Consumer discretionary, Textiles, apparel & luxury goods)	5,417	346,670
Poste Italiane SpA (Financials, Insurance) 144A	9,952	134,958
Prysmian SpA (Industrials, Electrical equipment)	34,647	1,303,785
Recordati SpA (Health care, Pharmaceuticals)	7,785	510,715
Snam SpA (Utilities, Gas utilities)	71,123	420,228
Telecom Italia SpA (Communication services, Diversified telecommunication services)	2,024,008	916,029
Terna SpA (Utilities, Electric utilities)	502	3,969
UniCredit SpA (Financials, Banks)	19,463	242,863
		10,992,033
Japan: 19.76%
Advantest Corporation (Information technology, Semiconductors & semiconductor equipment)	7,000	605,736
Aeon Mall Company Limited (Real estate, Real estate management & development)	6,400	97,616
Aisin Seiki Company Limited (Consumer discretionary, Auto components)	4,900	187,288
Ajinomoto Company Incorporated (Consumer staples, Food products)	26,150	771,082
All Nippon Airways Company Limited (Industrials, Airlines) †	5,800	137,362
Asahi Breweries Limited (Consumer staples, Beverages)	6,800	316,095
Asahi Glass Company Limited (Industrials, Building products)	8,000	386,856
Asahi Kasei Corporation (Materials, Chemicals)	36,700	378,959
Astellas Pharma Incorporated (Health care, Pharmaceuticals)	45,500	768,018
Azbil Corporation (Information technology, Electronic equipment, instruments & components)	10,600	460,074
Bandai Namco Holdings Incorporated (Consumer discretionary, Leisure products)	10,800	750,105
Bridgestone Corporation (Consumer discretionary, Auto components)	5,000	230,150
Brother Industries Limited (Information technology, Technology hardware, storage & peripherals)	8,500	174,458
Canon Incorporated (Information technology, Technology hardware, storage & peripherals)	4,600	109,193
Capcom Company Limited (Communication services, Entertainment)	22,200	619,497
Central Japan Railway Company (Industrials, Road & rail)	2,400	351,770
Chiba Bank Limited (Financials, Banks)	79,200	494,573
Chubu Electric Power Company Incorporated (Utilities, Electric utilities)	59,200	715,146
Chugai Pharmaceutical Company Limited (Health care, Pharmaceuticals)	6,600	258,445
Concordia Financial Group Limited (Financials, Banks)	138,200	536,394
CyberAgent Incorporated (Communication services, Media)	12,800	235,139
Dai Nippon Printing Company Limited (Industrials, Commercial services & supplies)	18,600	442,282
Dai-ichi Life Holdings Incorporated (Financials, Insurance)	41,000	808,522
Daiichi Sankyo Company Limited (Health care, Pharmaceuticals)	33,300	791,373
Daikin Industries Limited (Industrials, Building products)	6,566	1,635,606
Daito Trust Construction Company Limited (Real estate, Real estate management & development)	11,600	1,273,717
Daiwa House Industry Company Limited (Real estate, Real estate management & development)	41,000	1,250,702
Daiwa Securities Group Incorporated (Financials, Capital markets)	102,900	582,241
DENSO Corporation (Consumer discretionary, Auto components)	10,700	749,870
Disco Corporation (Information technology, Semiconductors & semiconductor equipment)	1,100	320,456
East Japan Railway Company (Industrials, Road & rail)	1,000	67,545
Eisai Company Limited (Health care, Pharmaceuticals)	4,300	355,132
ENEOS Holdings Incorporated (Energy, Oil, gas & consumable fuels)	372,000	1,440,796
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Factor Enhanced International Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Japan: (continued)
FANUC Corporation (Industrials, Machinery)	4,900	$ 1,068,500
Fast Retailing Company Limited (Consumer discretionary, Specialty retail)	1,600	1,054,693
Fuji Electric Holdings Company Limited (Industrials, Electrical equipment)	23,600	1,022,170
FUJIFILM Holdings Incorporated (Information technology, Technology hardware, storage & peripherals)	12,900	1,063,284
Fujitsu Limited (Information technology, IT services)	11,000	2,029,723
GLP J-REIT (Real estate, Equity REITs)	141	255,944
Hakuhodo DY Holdings Incorporated (Communication services, Media)	65,800	1,035,312
Hamamatsu Photonics (Information technology, Electronic equipment, instruments & components)	4,100	239,258
Hino Motors Limited (Industrials, Machinery)	87,100	754,500
Hirose Electric Company Limited (Information technology, Electronic equipment, instruments & components)	1,300	216,598
Hisamitsu Pharmaceutical Company Incorporated (Health care, Pharmaceuticals)	6,600	264,564
Hitachi Construction Machinery Company Limited (Industrials, Machinery)	1,100	31,546
Hitachi Limited (Industrials, Industrial conglomerates)	39,700	2,195,832
Honda Motor Company Limited (Consumer discretionary, Automobiles)	49,500	1,503,695
Hoya Corporation (Health care, Health care equipment & supplies)	14,000	2,262,601
Hulic Company Limited (Real estate, Real estate management & development)	10,700	125,465
Idemitsu Kosan Company Limited (Energy, Oil, gas & consumable fuels)	35,900	860,830
Iida Group Holdings Company Limited (Consumer discretionary, Household durables)	18,100	460,006
Inpex Holdings Incorporated (Energy, Oil, gas & consumable fuels)	65,000	447,848
Isuzu Motors Limited (Consumer discretionary, Automobiles)	30,600	387,176
ITO EN Limited (Consumer staples, Beverages)	5,200	328,973
Itochu Corporation (Industrials, Trading companies & distributors)	39,700	1,194,807
Itochu Techno-Solutions Corporation (Information technology, IT services)	8,400	259,983
Japan Airlines Company Limited (Industrials, Airlines) †	5,000	106,395
Japan Post Hoding Company Limited (Financials, Insurance)	39,700	719,915
Japan Retail Fund Investment Corporation (Real estate, Equity REITs)	277	269,157
Japan Tobacco Incorporated (Consumer staples, Tobacco)	24,200	469,086
JFE Holdings Incorporated (Materials, Metals & mining)	68,400	1,109,794
JSR Corporation (Materials, Chemicals)	6,100	211,530
Kajima Corporation (Industrials, Construction & engineering)	16,500	213,421
Kakaku.com Incorporated (Communication services, Interactive media & services)	22,800	710,849
Kansai Electric Power Company Incorporated (Utilities, Electric utilities)	13,100	131,578
Kansai Paint Company Limited (Materials, Chemicals)	400	10,366
Kao Corporation (Consumer staples, Personal products)	11,900	718,878
KDDI Corporation (Communication services, Wireless telecommunication services)	57,100	1,749,098
Keio Corporation (Industrials, Road & rail)	3,200	172,195
Keyence Corporation (Information technology, Electronic equipment, instruments & components)	4,500	2,704,949
Kikkoman Corporation (Consumer staples, Food products)	1,800	135,145
Kintetsu Group Holdings Company Limited (Industrials, Road & rail) †	6,500	222,152
Kirin Holdings Company Limited (Consumer staples, Beverages)	19,200	347,996
Kobayashi Pharmaceutical Company Limited (Consumer staples, Personal products)	1,200	93,914
KOEI TECMO Holdings Company Limited (Communication services, Entertainment)	7,400	316,475
Koito Manufacturing Company Limited (Consumer discretionary, Auto components)	3,800	232,459
Komatsu Limited (Industrials, Machinery)	42,000	1,016,452
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced International Equity Portfolio  |  11

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Japan: (continued)
Konami Holdings Corporation (Communication services, Entertainment)	10,100	$ 640,804
KOSE Corporation (Consumer staples, Personal products)	2,100	253,874
Kubota Corporation (Industrials, Machinery)	35,100	725,673
Kurita Water Industries Limited (Industrials, Machinery)	2,300	107,876
Kyocera Corporation (Information technology, Electronic equipment, instruments & components)	6,900	429,372
Kyowa Hakko Kogyo Company Limited (Health care, Pharmaceuticals)	200	6,535
LIXIL Corporation (Industrials, Building products)	7,000	203,927
M3 Incorporated (Health care, Health care technology)	16,200	1,089,817
Makita Corporation (Industrials, Machinery)	7,500	430,850
Marubeni Corporation (Industrials, Trading companies & distributors)	144,300	1,148,471
Mazda Motor Corporation (Consumer discretionary, Automobiles) †	73,800	640,631
McDonald's Holdings Company Japan Limited (Consumer discretionary, Hotels, restaurants & leisure)	7,600	362,678
MediPal Holdings Corporation (Health care, Health care providers & services)	61,700	1,179,431
Meiji Holdings Company Limited (Consumer staples, Food products)	3,400	208,917
Mercari Incorporated (Consumer discretionary, Internet & direct marketing retail) †	2,600	128,564
Minebea Company Limited (Industrials, Machinery)	12,800	329,613
Misumi Group Incorporated (Industrials, Machinery)	1,500	59,515
Mitsubishi Chemical Holdings Corporation (Materials, Chemicals)	78,400	688,258
Mitsubishi Corporation (Industrials, Trading companies & distributors)	31,200	938,992
Mitsubishi Electric Corporation (Industrials, Electrical equipment)	104,000	1,423,188
Mitsubishi Estate Company Limited (Real estate, Real estate management & development)	26,500	414,548
Mitsubishi Gas Chemical Company Incorporated (Materials, Chemicals)	54,200	1,022,270
Mitsubishi Heavy Industries Limited (Industrials, Machinery)	22,400	592,297
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	398,800	2,154,683
Mitsui & Company Limited (Industrials, Trading companies & distributors)	54,800	1,209,919
Mitsui Chemicals Incorporated (Materials, Chemicals)	29,900	1,032,768
Mitsui Fudosan Company Limited (Real estate, Real estate management & development)	21,500	493,260
Mizuho Financial Group Incorporated (Financials, Banks)	83,070	1,165,087
MS&AD Insurance Group Holdings Incorporated (Financials, Insurance)	14,500	468,550
Murata Manufacturing Company Limited (Information technology, Electronic equipment, instruments & components)	16,200	1,342,797
Nabtesco Corporation (Industrials, Machinery)	29,700	1,177,039
NEC Corporation (Information technology, IT services)	8,900	467,591
NGK Insulators Limited (Industrials, Machinery)	29,700	492,683
NH Foods Limited (Consumer staples, Food products)	23,600	914,912
Nidec Corporation (Industrials, Electrical equipment)	12,300	1,410,953
Nintendo Company Limited (Communication services, Entertainment)	4,500	2,163,796
Nippon Express Company Limited (Industrials, Road & rail)	27,300	1,858,628
Nippon Shinyaku Company Limited (Health care, Pharmaceuticals)	1,800	146,107
Nippon Steel Corporation (Materials, Metals & mining)	53,800	1,099,326
Nippon Telegraph & Telephone Corporation (Communication services, Diversified telecommunication services)	52,900	1,411,757
Nippon Yusen Kabushiki Kaisha (Industrials, Marine)	15,300	1,233,568
Nissan Motor Company Limited (Consumer discretionary, Automobiles) †	5,900	31,024
Nisshin Seifun Group Incorporated (Consumer staples, Food products)	13,500	221,370
Nitto Denko Corporation (Materials, Chemicals)	8,300	630,714
Nomura Holdings Incorporated (Financials, Capital markets)	112,700	546,623
Nomura Real Estate Holding Incorporated (Real estate, Real estate management & development)	33,500	857,179
Nomura Real Estate Master Fund Incorporated (Real estate, Equity REITs)	111	171,219
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Factor Enhanced International Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Japan: (continued)
Nomura Research Institute Limited (Information technology, IT services)	31,400	$ 1,180,194
NSK Limited (Industrials, Machinery)	68,500	480,680
NTT Data Corporation (Information technology, IT services)	62,667	1,128,422
Obayashi Corporation (Industrials, Construction & engineering)	24,100	198,469
OBIC Company Limited (Information technology, IT services)	400	76,171
Oji Holdings Corporation (Materials, Paper & forest products)	102,000	534,036
Olympus Corporation (Health care, Health care equipment & supplies)	30,200	634,525
Omron Corporation (Information technology, Electronic equipment, instruments & components)	3,900	367,968
Ono Pharmaceutical Company Limited (Health care, Pharmaceuticals)	14,200	341,270
Oracle Corporation (Japan) (Information technology, Software)	1,400	115,039
Oriental Land Company Limited (Consumer discretionary, Hotels, restaurants & leisure)	1,100	166,577
ORIX Corporation (Financials, Diversified financial services)	39,000	727,251
Osaka Gas Company Limited (Utilities, Gas utilities)	7,200	135,014
Otsuka Corporation (Information technology, IT services)	16,400	849,702
Otsuka Holdings Company Limited (Health care, Pharmaceuticals)	14,600	621,212
Panasonic Corporation (Consumer discretionary, Household durables)	70,200	837,180
PeptiDream Incorporated (Health care, Biotechnology) †	3,500	123,438
Persol Holdings Company Limited (Industrials, Professional services)	55,800	1,304,528
Pigeon Corporation (Consumer staples, Household products)	12,000	347,407
Pola Orbis Holdings Incorporated (Consumer staples, Personal products)	44,300	968,024
Recruit Holdings Company Limited (Industrials, Professional services)	33,100	1,955,642
Renesas Electronics Corporation (Information technology, Semiconductors & semiconductor equipment) †	46,500	502,554
Resona Holdings Incorporated (Financials, Banks)	167,600	648,524
Rohm Company Limited (Information technology, Semiconductors & semiconductor equipment)	6,900	666,073
Santen Pharmaceutical Company Limited (Health care, Pharmaceuticals)	15,500	231,059
SBI Holdings Incorporated (Financials, Capital markets)	8,850	214,784
SCSK Corporation (Information technology, IT services)	16,500	1,042,358
Secom Company Limited (Industrials, Commercial services & supplies)	1,800	136,536
Seiko Epson Corporation (Information technology, Technology hardware, storage & peripherals)	10,900	203,109
Sekisui Chemical Company Limited (Consumer discretionary, Household durables)	4,500	77,062
Sekisui House Limited (Consumer discretionary, Household durables)	10,400	207,310
Seven & I Holdings Company Limited (Consumer staples, Food & staples retailing)	24,400	1,067,909
SG Holdings Company Limited (Industrials, Air freight & logistics)	7,000	190,374
Sharp Corporation (Consumer discretionary, Household durables)	9,400	124,149
Shimadzu Corporation (Information technology, Electronic equipment, instruments & components)	8,800	394,746
Shimano Incorporated (Consumer discretionary, Leisure products)	300	88,079
Shimizu Corporation (Industrials, Construction & engineering)	20,400	146,489
Shin-Etsu Chemical Company Limited (Materials, Chemicals)	10,000	1,654,774
Shionogi & Company Limited (Health care, Pharmaceuticals)	3,800	240,127
Shiseido Company Limited (Consumer staples, Personal products)	7,500	497,182
Shizuoka Bank Limited (Financials, Banks)	75,300	589,998
SMC Corporation (Industrials, Machinery)	800	512,730
SoftBank Corporation (Communication services, Wireless telecommunication services)	66,600	892,016
SoftBank Group Corporation (Communication services, Wireless telecommunication services)	42,900	2,410,261
Sohgo Security Services Company Limited (Industrials, Commercial services & supplies)	9,600	434,995
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced International Equity Portfolio  |  13

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Japan: (continued)
Sompo Holdings Incorporated (Financials, Insurance)	11,600	$ 509,065
Sony Corporation (Consumer discretionary, Household durables)	36,500	3,768,941
Square Enix Company Limited (Communication services, Entertainment)	3,100	180,621
Stanley Electric Company Limited (Consumer discretionary, Auto components)	2,700	67,442
Sumco Corporation (Information technology, Semiconductors & semiconductor equipment)	14,833	313,203
Sumitomo Chemical Company Limited (Materials, Chemicals)	106,000	537,636
Sumitomo Corporation (Industrials, Trading companies & distributors)	19,300	272,707
Sumitomo Dainippon Pharma Company Limited (Health care, Pharmaceuticals)	9,500	170,286
Sumitomo Electric Industries Limited (Industrials, Electrical equipment)	36,600	489,209
Sumitomo Metal Mining Company Limited (Materials, Metals & mining)	19,500	748,698
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	46,600	1,610,022
Sumitomo Mitsui Trust Holdings Incorporated (Financials, Banks)	12,300	402,267
Sumitomo Realty & Development Company Limited (Real estate, Real estate management & development)	8,900	287,350
Suntory Beverage & Food Limited (Consumer staples, Beverages)	1,600	64,064
Suzuki Motor Corporation (Consumer discretionary, Automobiles)	13,333	576,392
Sysmex Corporation (Health care, Health care equipment & supplies)	4,500	512,112
T&D Holdings Incorporated (Financials, Insurance)	20,100	243,908
Taisei Corporation (Industrials, Construction & engineering)	7,100	222,329
Taisho Pharmaceutical (Health care, Pharmaceuticals)	1,200	70,027
Takeda Pharmaceutical Company Limited (Health care, Pharmaceuticals)	48,600	1,625,227
TDK Corporation (Information technology, Electronic equipment, instruments & components)	4,700	494,287
Terumo Corporation (Health care, Health care equipment & supplies)	10,100	422,031
THK Company Limited (Industrials, Machinery)	5,900	136,915
TIS Incorporated (Information technology, Software)	43,800	1,238,177
Tohoku Electric Power Company Incorporated (Utilities, Electric utilities)	54,600	417,881
Tokio Marine Holdings Incorporated (Financials, Insurance)	9,500	464,314
Tokyo Electron Limited (Information technology, Semiconductors & semiconductor equipment)	6,800	2,919,893
Toppan Printing Company Limited (Industrials, Commercial services & supplies)	29,800	511,948
Toray Industries Incorporated (Materials, Chemicals)	50,800	342,530
Toshiba Corporation (Industrials, Industrial conglomerates)	24,100	1,046,016
Tosoh Corporation (Materials, Chemicals)	55,500	1,007,944
Toyo Suisan Kaisha Limited (Consumer staples, Food products)	4,800	198,737
Toyota Motor Corporation (Consumer discretionary, Automobiles)	68,800	5,998,542
Toyota Tsusho Corporation (Industrials, Trading companies & distributors)	16,300	720,806
Trend Micro Incorporated (Information technology, Software)	10,200	559,069
Unicharm Corporation (Consumer staples, Household products)	2,900	129,270
United Urban Investment Corporation (Real estate, Equity REITs)	291	411,577
USS Company Limited (Consumer discretionary, Specialty retail)	16,000	264,837
Yamada Denki Company Limited (Consumer discretionary, Specialty retail)	139,300	598,908
Yamaha Corporation (Consumer discretionary, Leisure products)	9,433	556,471
Yamaha Motor Company Limited (Consumer discretionary, Automobiles)	17,800	453,029
Yamato Holdings Company Limited (Industrials, Air freight & logistics)	18,000	458,119
Yaskawa Electric Corporation (Industrials, Machinery)	5,600	273,854
Yokogawa Electric Corporation (Information technology, Electronic equipment, instruments & components)	8,100	126,858
ZOZO Incorporated (Consumer discretionary, Internet & direct marketing retail)	45,300	1,727,342
		145,171,772
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Factor Enhanced International Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Luxembourg: 0.58%
ArcelorMittal SA (Materials, Metals & mining)	74,734	$ 2,505,637
Eurofins Scientific SE (Health care, Life sciences tools & services)	9,290	1,317,178
InPost SA (Industrials, Industrial conglomerates) †	13,058	254,401
Tenaris SA (Energy, Energy equipment & services)	15,600	157,231
		4,234,447
Netherlands: 5.01%
Adyen NV (Information technology, IT services) 144A†	576	1,859,767
Aegon NV (Financials, Insurance)	169,524	839,494
Airbus SE (Industrials, Aerospace & defense) †	17,842	2,437,446
Akzo Nobel NV (Materials, Chemicals)	10,040	1,237,634
ASM International NV (Information technology, Semiconductors & semiconductor equipment)	2,570	997,146
ASML Holding NV (Information technology, Semiconductors & semiconductor equipment)	14,754	12,272,948
CNH Industrial NV (Industrials, Machinery)	17,082	282,374
Davide Campari-Milano NV (Consumer staples, Beverages)	24,839	343,439
Exor NV (Financials, Diversified financial services)	9,227	769,172
Heineken Holding NV (Consumer staples, Beverages)	3,145	291,507
Heineken NV (Consumer staples, Beverages)	6,208	679,500
ING Groep NV (Financials, Banks)	133,568	1,845,213
Koninklijke Ahold Delhaize NV (Consumer staples, Food & staples retailing)	40,210	1,356,446
Koninklijke DSM NV (Materials, Chemicals)	4,000	851,321
Koninklijke KPN NV (Communication services, Diversified telecommunication services)	211,767	678,619
Koninklijke Philips NV (Health care, Health care equipment & supplies)	34,905	1,608,998
NN Group NV (Financials, Insurance)	20,368	1,057,458
Prosus NV (Consumer discretionary, Internet & direct marketing retail)	19,617	1,734,892
Qiagen NV (Health care, Life sciences tools & services) †	2,379	131,658
Randstad Holdings NV (Industrials, Professional services)	22,680	1,668,358
Stellantis NV (Consumer discretionary, Automobiles)	112,498	2,249,113
STMicroelectronics NV (Information technology, Semiconductors & semiconductor equipment)	12,390	551,752
Wolters Kluwer NV (Communication services, Media)	9,473	1,089,667
		36,833,922
New Zealand: 0.24%
Auckland International Airport Limited (Industrials, Transportation infrastructure) †	46,597	236,737
Fisher & Paykel Healthcare Corporation (Health care, Health care equipment & supplies)	15,579	363,363
Meridian Energy Limited (Utilities, Independent power & renewable electricity producers)	67,857	251,031
Spark New Zealand Limited (Communication services, Diversified telecommunication services)	261,312	897,651
		1,748,782
Norway: 0.79%
DNB Bank ASA (Financials, Banks)	47,957	1,012,727
Equinor ASA (Energy, Oil, gas & consumable fuels)	35,258	749,181
Gjensidige Forsikring ASA (Financials, Insurance)	22,890	535,243
Mowi ASA (Consumer staples, Food products)	8,664	232,090
Norsk Hydro ASA (Materials, Metals & mining)	135,489	935,337
Orkla ASA (Consumer staples, Food products)	58,104	519,138
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced International Equity Portfolio  |  15

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Norway: (continued)
Telenor ASA (Communication services, Diversified telecommunication services)	59,449	$ 1,041,729
Yara International ASA (Materials, Chemicals)	15,908	798,854
		5,824,299
Portugal: 0.14%
Energias de Portugal SA (Utilities, Electric utilities)	70,733	388,526
Galp Energia SGPS SA (Energy, Oil, gas & consumable fuels)	41,331	423,305
Jeronimo Martins SA (Consumer staples, Food & staples retailing)	11,901	252,235
		1,064,066
Singapore: 1.15%
DBS Group Holdings Limited (Financials, Banks)	60,113	1,340,018
Genting Singapore Limited (Consumer discretionary, Hotels, restaurants & leisure)	217,324	123,659
Mapletree Logistics Trust (Real estate, Equity REITs)	47,000	70,966
Oversea-Chinese Banking Corporation Limited (Financials, Banks)	146,096	1,242,052
Singapore Exchange Limited (Financials, Capital markets)	76,600	564,052
Singapore Technologies Engineering Limited (Industrials, Aerospace & defense)	320,669	901,580
Singapore Telecommunications Limited (Communication services, Diversified telecommunication services)	287,500	496,114
United Overseas Bank Limited (Financials, Banks)	53,986	1,027,157
UOL Group Limited (Real estate, Real estate management & development)	40,073	208,644
Venture Corporation Limited (Information technology, Electronic equipment, instruments & components)	121,400	1,730,093
Wilmar International Limited (Consumer staples, Food products)	229,985	708,199
		8,412,534
Spain: 2.30%
Actividades de Construccion y Servicios SA (Industrials, Construction & engineering)	27,419	740,092
Aena SA (Industrials, Transportation infrastructure) 144A†	4,780	763,067
Amadeus IT Holding SA Class A (Information technology, IT services) †	1,746	106,625
Banco Bilbao Vizcaya Argentaria SA (Financials, Banks)	279,271	1,829,120
Banco Santander Central Hispano SA (Financials, Banks)	624,182	2,304,977
CaixaBank SA (Financials, Banks)	195,078	606,251
EDP Renováveis SA (Utilities, Independent power & renewable electricity producers)	12,175	323,739
Enagás SA (Utilities, Gas utilities)	19,487	443,274
Endesa SA (Utilities, Electric utilities)	26,302	632,302
Gas Natural SDG SA (Utilities, Gas utilities)	27,038	695,968
Grifols SA (Health care, Biotechnology)	44,323	1,082,799
Iberdrola SA (Utilities, Electric utilities)	203,767	2,525,076
Industria de Diseno Textil SA (Consumer discretionary, Specialty retail)	34,405	1,174,432
Red Eléctrica Corporacion SA (Utilities, Electric utilities)	14,529	289,750
Repsol SA (Energy, Oil, gas & consumable fuels)	122,003	1,398,055
Siemens Gamesa Renewable Energy SA (Industrials, Electrical equipment) †	8,516	252,488
Telefónica SA (Communication services, Diversified telecommunication services)	350,500	1,730,526
		16,898,541
Sweden: 3.07%
Alfa Laval AB (Industrials, Machinery)	11,675	473,524
Assa Abloy AB Class B (Industrials, Building products)	25,328	809,491
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Factor Enhanced International Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Sweden: (continued)
Atlas Copco AB Class A (Industrials, Machinery)	19,953	$ 1,369,746
Atlas Copco AB Class B (Industrials, Machinery)	8,664	501,199
Boliden AB (Materials, Metals & mining)	14,126	492,559
Electrolux AB Class B (Consumer discretionary, Household durables)	33,174	840,359
Epiroc AB Class A (Industrials, Machinery)	35,796	785,447
Epiroc AB Class B (Industrials, Machinery)	20,544	390,313
Ericsson LM Class B (Information technology, Communications equipment)	134,818	1,598,234
Essity Aktiebolag AB (Consumer staples, Household products)	17,019	545,905
Evolution Gaming Group (Consumer discretionary, Hotels, restaurants & leisure) 144A	7,113	1,146,066
Fastighets AB Balder B Shares (Real estate, Real estate management & development) †	1,050	75,050
Hennes & Mauritz AB Class B (Consumer discretionary, Specialty retail) †	4,877	97,750
Hexagon AB Class B (Information technology, Electronic equipment, instruments & components)	57,637	998,526
Husqvarna AB Class B (Consumer discretionary, Household durables)	27,719	371,805
Industrivarden AB Class A (Financials, Diversified financial services)	19,946	734,097
Industrivarden AB Class C (Financials, Diversified financial services)	5,394	188,021
Investor AB (Financials, Diversified financial services)	51,694	1,236,422
Kinnevik AB (Financials, Diversified financial services)	21,463	840,916
Lundin Energy AB (Energy, Oil, gas & consumable fuels)	20,853	636,987
Sandvik AB (Industrials, Machinery)	35,375	901,854
Securitas AB Class B (Industrials, Commercial services & supplies)	71,145	1,181,016
Sinch AB (Information technology, Software) 144A†	20,801	466,666
Skandinaviska Enskilda Banken AB Class A (Financials, Banks)	33,044	443,806
Skanska AB Class B (Industrials, Construction & engineering)	26,555	764,697
SKF AB Class B (Industrials, Machinery)	29,976	764,211
Svenska Handelsbanken AB Class A (Financials, Banks)	5,617	63,177
Swedbank AB Class A (Financials, Banks)	23,061	445,269
Swedish Match AB (Consumer staples, Tobacco)	52,214	482,118
Tele2 AB Class B (Communication services, Wireless telecommunication services)	49,727	745,376
Telia Company AB (Communication services, Diversified telecommunication services)	14,074	60,410
Volvo AB Class A (Industrials, Machinery)	20,304	470,339
Volvo AB Class B (Industrials, Machinery)	72,730	1,644,662
		22,566,018
Switzerland: 8.57%
ABB Limited (Industrials, Electrical equipment)	71,347	2,642,741
Adecco SA (Industrials, Professional services)	21,835	1,215,559
Alcon Incorporated (Health care, Health care equipment & supplies)	15,444	1,272,285
Barry Callebaut AG (Consumer staples, Food products)	90	229,386
Clariant AG (Materials, Chemicals)	5,810	122,322
Coca-Cola HBC AG (Consumer staples, Beverages)	25,157	909,295
Compagnie Financière Richemont SA (Consumer discretionary, Textiles, apparel & luxury goods)	15,691	1,730,594
Credit Suisse Group AG (Financials, Capital markets)	28,972	307,326
EMS-Chemie Holdings AG (Materials, Chemicals)	253	274,204
Geberit AG (Industrials, Building products)	1,219	1,018,595
Givaudan SA (Materials, Chemicals)	125	627,218
Julius Bär Gruppe AG (Financials, Capital markets)	11,532	788,319
Kuehne & Nagel International AG (Industrials, Marine)	621	227,242
LafargeHolcim Limited (Materials, Construction materials)	16,070	916,029
Logitech International SA (Information technology, Technology hardware, storage & peripherals)	10,052	1,027,867
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced International Equity Portfolio  |  17

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Switzerland: (continued)
Lonza Group AG (Health care, Life sciences tools & services)	2,159	$ 1,827,164
Nestle SA (Consumer staples, Food products)	104,516	13,209,590
Novartis AG (Health care, Pharmaceuticals)	81,420	7,538,741
Partners Group Holding AG (Financials, Capital markets)	1,038	1,840,799
Roche Holding AG (Health care, Pharmaceuticals)	24,591	9,875,337
Roche Holding AG (Health care, Pharmaceuticals)	2,907	1,301,523
Schindler Holding AG (Industrials, Machinery)	3,052	985,838
Schindler Holding AG (Industrials, Machinery)	713	222,367
SGS SA (Industrials, Professional services)	171	537,415
Sika AG (Materials, Chemicals)	5,748	2,071,979
Sonova Holding AG (Health care, Health care equipment & supplies)	2,889	1,113,641
Straumann Holding AG (Health care, Health care equipment & supplies)	590	1,140,377
Swiss Life Holding AG (Financials, Insurance)	746	389,069
Swiss Prime Site AG (Real estate, Real estate management & development)	2,770	296,283
Swiss Reinsurance AG (Financials, Insurance)	11,819	1,087,490
Swisscom AG (Communication services, Diversified telecommunication services)	804	471,820
Temenos AG (Information technology, Software)	1,623	257,695
The Swatch Group AG (Consumer discretionary, Textiles, apparel & luxury goods)	4,292	235,984
The Swatch Group AG Class B (Consumer discretionary, Textiles, apparel & luxury goods)	2,654	748,308
UBS Group AG (Financials, Capital markets)	144,641	2,413,447
Zurich Insurance Group AG (Financials, Insurance)	4,686	2,057,081
		62,930,930
United Kingdom: 11.98%
3i Group plc (Financials, Capital markets)	113,577	2,088,524
Admiral Group plc (Financials, Insurance)	6,890	342,060
Anglo American plc (Materials, Metals & mining)	54,197	2,286,796
Ashtead Group plc (Industrials, Trading companies & distributors)	8,390	656,341
Associated British Foods plc (Consumer staples, Food products)	4,260	115,966
AstraZeneca plc (Health care, Pharmaceuticals)	55,584	6,506,371
Auto Trader Group plc (Communication services, Interactive media & services) 144A	123,615	1,068,999
Aviva plc (Financials, Insurance)	130,767	726,511
BAE Systems plc (Industrials, Aerospace & defense)	165,887	1,296,349
Barclays plc (Financials, Banks)	577,594	1,468,301
Barratt Developments plc (Consumer discretionary, Household durables)	78,528	797,856
BHP Group plc (Materials, Metals & mining)	82,040	2,546,295
BP plc (Energy, Oil, gas & consumable fuels)	696,751	2,844,568
British American Tobacco plc (Consumer staples, Tobacco)	70,842	2,657,968
BT Group plc (Communication services, Diversified telecommunication services) †	444,667	1,038,073
Bunzl plc (Industrials, Trading companies & distributors)	9,504	344,435
Burberry Group plc (Consumer discretionary, Textiles, apparel & luxury goods)	1,873	47,884
Coca-Cola European Partners plc (Consumer staples, Beverages)	11,858	684,681
Compass Group plc (Consumer discretionary, Hotels, restaurants & leisure) †	91,434	1,886,249
Diageo plc (Consumer staples, Beverages)	75,986	3,650,160
Direct Line Insurance Group plc (Financials, Insurance)	192,197	816,508
EVRAZ plc (Materials, Metals & mining)	224,031	1,818,485
Experian Group Limited plc (Industrials, Professional services)	7,370	324,650
Ferguson plc (Industrials, Trading companies & distributors)	7,058	1,019,373
GlaxoSmithKline plc (Health care, Pharmaceuticals)	165,211	3,320,792
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Factor Enhanced International Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
United Kingdom: (continued)
Glencore plc (Materials, Metals & mining)	499,058	$ 2,246,389
GVC Holdings plc (Consumer discretionary, Hotels, restaurants & leisure) †	51,958	1,380,828
Halma plc (Information technology, Electronic equipment, instruments & components)	11,925	492,344
Hikma Pharmaceuticals plc (Health care, Pharmaceuticals)	29,388	1,025,456
HSBC Holdings plc (Financials, Banks)	666,013	3,536,310
Imperial Tobacco Group plc (Consumer staples, Tobacco)	61,917	1,312,226
Intertek Group plc (Industrials, Professional services)	8,181	592,751
J Sainsbury plc (Consumer staples, Food & staples retailing)	263,918	1,103,057
JD Sports Fashion plc (Consumer discretionary, Specialty retail)	15,371	213,336
Johnson Matthey plc (Materials, Chemicals)	16,908	683,199
Kingfisher plc (Consumer discretionary, Specialty retail)	198,586	956,410
Land Securities Group plc (Real estate, Equity REITs)	53,916	525,556
Legal & General Group plc (Financials, Insurance)	123,253	457,866
Lloyds Banking Group plc (Financials, Banks)	2,336,119	1,405,971
London Stock Exchange Group plc (Financials, Capital markets)	454	49,660
M&G plc (Financials, Diversified financial services)	157,621	446,413
Melrose Industries plc (Industrials, Industrial conglomerates)	151,053	348,355
Mondi plc (Materials, Paper & forest products)	16,895	465,723
National Grid plc (Utilities, Multi-utilities)	107,017	1,384,957
Next plc (Consumer discretionary, Multiline retail)	7,438	808,887
NMC Health plc (Health care, Health care providers & services) ♦†	7,509	1,539
Pearson plc (Communication services, Media)	49,474	522,116
Persimmon plc (Consumer discretionary, Household durables)	19,905	804,572
Prudential plc (Financials, Insurance)	83,367	1,736,450
Reckitt Benckiser Group plc (Consumer staples, Household products)	24,699	1,880,902
RELX plc (Industrials, Professional services)	44,201	1,325,996
Rio Tinto plc (Materials, Metals & mining)	43,121	3,190,714
Royal Dutch Shell plc Class A (Energy, Oil, gas & consumable fuels)	99,755	1,963,413
Royal Dutch Shell plc Class B (Energy, Oil, gas & consumable fuels)	88,368	1,738,561
Schroders plc (Financials, Capital markets)	11,056	574,573
Segro plc (Real estate, Equity REITs)	37,636	664,391
Severn Trent plc (Utilities, Water utilities)	5,167	196,208
Smith & Nephew plc (Health care, Health care equipment & supplies)	20,589	394,880
Smiths Group plc (Industrials, Industrial conglomerates)	3,722	73,816
Spirax-Sarco Engineering plc (Industrials, Machinery)	2,740	606,878
SSE plc (Utilities, Electric utilities)	55,668	1,249,436
St. James's Place plc (Financials, Capital markets)	4,664	103,238
Standard Chartered plc (Financials, Banks)	81,988	512,656
Standard Life Aberdeen plc (Financials, Capital markets)	129,965	474,402
Tesco plc (Consumer staples, Food & staples retailing)	285,631	1,001,974
The British Land Company plc (Real estate, Equity REITs)	31,969	233,037
The Sage Group plc (Information technology, Software)	93,572	954,822
Unilever plc (London Exchange) (Consumer staples, Personal products)	95,428	5,308,320
United Utilities Group plc (Utilities, Water utilities)	27,570	400,841
Vodafone Group plc (Communication services, Wireless telecommunication services)	958,694	1,607,507
WPP plc (Communication services, Media)	49,397	667,997
		87,979,128
Total Common stocks (Cost $567,059,033)		701,182,077

The accompanying notes are an integral part of these financial statements.

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Portfolio of investments—August 31, 2021 (unaudited)

	Dividend yield	Shares	Value
Preferred stocks: 0.58%
Germany: 0.49%
Bayerische Motoren Werke AG (Consumer discretionary, Automobiles)	2.77%	4,194	$ 351,102
Fuchs Petrolub SE (Materials, Chemicals)	2.35	8,158	412,852
Henkel AG & Company KGaA (Consumer staples, Household products)	2.28	14,394	1,406,226
Porsche Automobil Holding SE (Consumer discretionary, Automobiles)	5.15	9,487	960,665
Sartorius AG Vorzug (Health care, Health care equipment & supplies)	0.13	681	448,683
			3,579,528
Italy: 0.09%
Telecom Italia RSP (Communication services, Diversified telecommunication services)	6.79	1,416,986	684,133
Total Preferred stocks (Cost $3,862,838)			4,263,661

		Yield
Short-term investments: 2.44%
Investment companies: 2.44%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	17,961,606	17,961,606
Total Short-term investments (Cost $17,961,606)				17,961,606
Total investments in securities (Cost $588,883,477)	98.47%			723,407,344
Other assets and liabilities, net	1.53			11,230,574
Total net assets	100.00%			$734,637,918

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Wells Fargo Government Money Market Fund Select Class	$13,944,761	$96,978,935	$(92,962,090)	$0	$0	$17,961,606	17,961,606	$2,219
The accompanying notes are an integral part of these financial statements.

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Portfolio of investments—August 31, 2021 (unaudited)

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
MSCI EAFE Index	210	9-17-2021	$24,597,294	$24,690,750	$93,456	$0
The accompanying notes are an integral part of these financial statements.

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Statement of assets and liabilities—August 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $570,921,871)	$ 705,445,738
Investments in affiliated securites, at value (cost $17,961,606)	17,961,606
Cash at broker segregated for futures contracts	3,374,220
Foreign currency, at value (cost $3,858,022)	3,834,816
Receivable for dividends	4,293,573
Prepaid expenses and other assets	6,076
Total assets	734,916,029
Liabilities
Custodian and accounting fee payable	164,988
Advisory fee payable	67,110
Payable for daily variation margin on open futures contracts	23,100
Professional fees payable	22,588
Accrued expenses and other liabilities	325
Total liabilities	278,111
Total net assets	$734,637,918
The accompanying notes are an integral part of these financial statements.

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Statement of operations—six months ended August 31, 2021 (unaudited)

Investment income
Dividends (net of foreign withholdings taxes of $1,519,302)	$ 13,191,581
Income from affiliated securities	2,219
Total investment income	13,193,800
Expenses
Advisory fee	536,802
Custody and accounting fees	121,515
Professional fees	27,535
Interest holder report expenses	9,597
Trustees’ fees and expenses	9,771
Other fees and expenses	21,948
Total expenses	727,168
Less: Fee waivers and/or expense reimbursements	(165,316)
Net expenses	561,852
Net investment income	12,631,948
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	49,623,803
Foreign currency and foreign currency translations	(99,755)
Futures contracts	2,266,257
Net realized gains on investments	51,790,305
Net change in unrealized gains (losses) on
Unaffiliated securities	8,701,020
Foreign currency and foreign currency translations	(2,581)
Futures contracts	(255,998)
Net change in unrealized gains (losses) on investments	8,442,441
Net realized and unrealized gains (losses) on investments	60,232,746
Net increase in net assets resulting from operations	$72,864,694
The accompanying notes are an integral part of these financial statements.

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Statement of changes in net assets

	Six months ended August 31, 2021 (unaudited)	Year ended February 28, 2021
Operations
Net investment income	$ 12,631,948	$ 13,815,670
Net realized gains on investments	51,790,305	7,915,170
Net change in unrealized gains (losses) on investments	8,442,441	114,970,151
Net increase in net assets resulting from operations	72,864,694	136,700,991
Capital transactions
Transactions in investors’ beneficial interests
Contributions	49,950,416	220,263,714
Withdrawals	(65,940,580)	(265,046,603)
Net decrease in net assets resulting from capital transactions	(15,990,164)	(44,782,889)
Total increase in net assets	56,874,530	91,918,102
Net assets
Beginning of period	677,763,388	585,845,286
End of period	$734,637,918	$ 677,763,388
The accompanying notes are an integral part of these financial statements.

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Financial highlights
		Year ended February 28
	Six months ended August 31, 2021 (unaudited)	2021	2020 [1]	2019	2018 [2]
Total return[3]	10.91%	22.14%	1.23%	(2.91)%	8.99%
Ratios to average net assets (annualized)
Gross expenses	0.20%	0.22%	0.24%	0.23%	0.21%
Net expenses	0.16% *	0.16% *	0.19%	0.20%	0.21%
Net investment income	3.53%	2.25%	2.58%	3.03%	1.74%
Supplemental data
Portfolio turnover rate	41%	92%	44%	47%	106%

*	Ratios reflect expenses which were voluntarily waived by the adviser. Without these voluntary waivers, the net expense ratios would be increased by the following amounts:

Six months ended August 31, 2021 (unaudited)	0.04%
Year ended February 28, 2021	0.06%

[1]	Year ended February 29
[2]	For the period from May 23, 2017 (commencement of operations) to February 28, 2018
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

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Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Factor Enhanced International Equity Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Investment Company Act of 1933.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Portfolio, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Portfolio's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Portfolio’s investment advisory agreement and subadvisory agreements. The Portfolio’s Board of Trustees approved a new investment advisory agreement and a new subadvisory agreement which were subsequently approved on behalf of the feeder funds that were investors in the Portfolio at the close of business on May 28, 2021. The new agreements will take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolio are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On August 31, 2021, such fair value pricing was not used in pricing foreign securities.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation

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Notes to financial statements (unaudited)
Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

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Notes to financial statements (unaudited)
As of August 31, 2021, the aggregate cost of all investments for federal income tax purposes was $594,398,803 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$141,665,515
Gross unrealized losses	(12,563,518)
Net unrealized gains	$129,101,997
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of August 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$ 42,643,623	$ 0	$0	$ 42,643,623
Austria	1,277,665	0	0	1,277,665
Belgium	6,513,043	0	0	6,513,043
Canada	71,811,451	124,146	0	71,935,597
Denmark	18,696,659	0	0	18,696,659
Finland	6,827,138	0	0	6,827,138
France	63,501,475	0	0	63,501,475
Germany	53,268,643	0	0	53,268,643
Hong Kong	22,447,349	0	0	22,447,349
Ireland	4,743,654	0	0	4,743,654
Israel	4,670,759	0	0	4,670,759
Italy	10,992,033	0	0	10,992,033
Japan	145,171,772	0	0	145,171,772
Luxembourg	4,234,447	0	0	4,234,447
Netherlands	36,833,922	0	0	36,833,922
New Zealand	1,748,782	0	0	1,748,782
Norway	5,824,299	0	0	5,824,299
Portugal	1,064,066	0	0	1,064,066
Singapore	8,412,534	0	0	8,412,534
Spain	16,898,541	0	0	16,898,541
Sweden	22,566,018	0	0	22,566,018
Switzerland	62,930,930	0	0	62,930,930
United Kingdom	87,977,589	1,539	0	87,979,128
Preferred stocks
Germany	3,579,528	0	0	3,579,528
Italy	684,133	0	0	684,133
Short-term investments
Investment companies	17,961,606	0	0	17,961,606
	723,281,659	125,685	0	723,407,344
Futures contracts	93,456	0	0	93,456
Total assets	$723,375,115	$125,685	$0	$723,500,800
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended August 31, 2021, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

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Notes to financial statements (unaudited)
Average daily net assets	Advisory fee
First $5 billion	0.150%
Next $5 billion	0.130
Over $10 billion	0.110
For the six months ended August 31, 2021, the advisory fee was equivalent to an annual rate of 0.15% of the Portfolio’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.08% and declining to 0.05% as the average daily net assets of the Portfolio increase.
Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended August 31, 2021 were $280,842,820 and $285,095,786, respectively.
6. DERIVATIVE TRANSACTIONS
During the six months ended August 31, 2021, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $24,143,746 in long futures contracts during the six months ended August 31, 2021.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7. BANK BORROWINGS
The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended August 31, 2021, there were no borrowings by the Portfolio under the agreement.
8. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and

30  |  Wells Fargo Factor Enhanced International Equity Portfolio

Notes to financial statements (unaudited)
investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
10. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
The Board of Trustees of the Wells Fargo Funds approved a change in the Portfolio's name to remove “Wells Fargo” from the Portfolio's name and replace with “Allspring” on December 6, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Portfolio's adviser, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC will each be rebranded as Allspring.

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Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Wells Fargo Legal Department since 2018. Previously, Director and Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a meeting held on May 17-19, 2021 (the “Meeting”), the Board of the Trust, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for each of the portfolios of the Trust identified in the table below (individually, a “Portfolio” and collectively, the “Portfolios”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) with the sub-adviser(s) identified in the table below (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) for the corresponding Portfolio identified. The Advisory Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”
Master Portfolios	Sub-Advisers
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Wells Capital Management Incorporated
Wells Fargo Emerging Markets Bond Portfolio	Wells Fargo Asset Management (International) Limited and Wells Capital Management Incorporated
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced International Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo High Yield Corporate Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo Investment Grade Corporate Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Strategic Retirement Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo U.S. REIT Portfolio	Wells Capital Management Incorporated
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Advisers, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment advisory agreement with Funds Management and a new investment sub-advisory agreement with each of the Sub-Advisers (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Portfolios’ shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Advisers to continue providing services to the Portfolios while the Portfolios continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of

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Board considerations (unaudited)
Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation or the absence of compensation payable to Funds Management and each of the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Portfolios as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board noted that each of the Portfolios replicates the performance of a proprietary index provided by an affiliate of Funds Management, except that each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, and Wells Fargo Strategic Retirement Bond Portfolio track the performance of a third party index. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Portfolios.
Portfolio investment performance and expenses
The Board considered the investment performance results for each of the Portfolios over the one- and three-year periods ended December 31, 2020, except for the Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, for which the Board considered the investment performance results for the quarter ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each respective Portfolios (each, a “Universe”), and in comparison to each Portfolios’ benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted the short performance history of the Portfolios.

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Board considerations (unaudited)
With respect to the investment performance of each Portfolio relative to its respective Universe, the Board noted the following: (i) the investment performance of each of Wells Fargo Factor Enhanced International Equity Portfolio and Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio was higher than such Portfolio’s respective Universe for the one- and three-year periods under review; (ii) the investment performance of each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, and Wells Fargo Investment Grade Corporate Bond Portfolio was higher than such Portfolio’s respective Universe for the three-year period under review, and lower than such Portfolio’s respective Universe for the one-year period under review; (iii) the investment performance of each of Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio was lower than such Portfolio’s respective Universe for the one- and three-year periods under review; and (iv) the Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio launched on July 1, 2020 and, given its short operational history, had no historical performance.
With respect to the investment performance of each Portfolio relative to its respective benchmark index, the Board noted the following: (i) the investment performance of each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, and Wells Fargo Strategic Retirement Bond Portfolio was higher than or in range of such Portfolio’s respective benchmark index for all periods under review; (ii) the investment performance of Wells Fargo U.S. REIT Portfolio was in range of the Portfolio’s benchmark index for the three-year period under review, and was lower than the Portfolio’s benchmark index for the one-year period under review; and (iii) the investment performance of each of Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio, and Wells Fargo High Yield Corporate Bond Portfolio was lower than such Portfolio’s respective benchmark index for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of each of Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio relative to such Portfolio’s Universe and benchmark index for the periods identified above.
The Board also received and considered information regarding the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged to the Portfolios, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
The Board took into account the Portfolios’ investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Portfolios to Funds Management under the Advisory Agreement. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Portfolios’ Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the Portfolios in the expense Groups. The Board noted that the Management Rates of the Portfolios were lower than, equal to, or in range of the sum of these average rates for the Portfolios’ expense Groups.
The Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of these amounts, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of certain Portfolios. In this regard, the Board received information about the significantly greater scope of services, and compliance,

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Board considerations (unaudited)
reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the funds family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Portfolios and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolios to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolios’ management fee structure, which operate generally to reduce the Portfolios’ expense ratios as the Portfolios grow in size, and the size of the Portfolios in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Portfolios, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolios and their shareholders.
Other benefits to Funds Management and the Sub-Advisers
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ businesses as a result of their relationships with the Portfolios. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital Management Incorporated from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”, and the series identified below, the “Portfolios”) approved the continuation of each Portfolio’s current Investment Advisory Agreement (the “Current Investment Advisory Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Disciplined Large Cap Portfolio
Wells Fargo Diversified Large Cap Growth Portfolio
Wells Fargo Disciplined International Developed Markets Portfolio
Wells Fargo Large Company Value Portfolio
Wells Fargo Managed Fixed Income Portfolio
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio
Wells Fargo Emerging Markets Bond Portfolio
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio
Wells Fargo Factor Enhanced International Equity Portfolio
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio
Wells Fargo High Yield Corporate Bond Portfolio
Wells Fargo Investment Grade Corporate Bond Portfolio
Wells Fargo Strategic Retirement Bond Portfolio
Wells Fargo U.S. REIT Portfolio
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Portfolios (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Portfolio’s Current Agreements under the 1940 Act that will result in the automatic termination of each Portfolio’s Current Agreements. In light of the expected termination of each Portfolio’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved: (i) a new Investment Advisory Agreement (the “New Investment Advisory Agreement”) between the Trust, on behalf of each Portfolio, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Portfolio, Funds Management and Wells Capital; and (iii) a new Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”) among the Trust, on behalf of Emerging Markets Bond Portfolio, Funds Management and WFAM(I) Ltd (“WFAMI”); and (iv) a new Sub-Advisory Agreement (the “New Galliard Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of Managed Fixed Income Portfolio, Funds Management and Galliard Capital Management, LLC (“Galliard”, and together with Wells Capital and WFAMI, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in

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Board considerations (unaudited)
connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Portfolios.
■	Impact of the Transaction on the Portfolios and their Shareholders: (i) information regarding anticipated benefits to the Portfolios as a result of the Transaction; (ii) a commitment that the Portfolios would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Portfolios in a manner consistent with each Portfolio’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Portfolios as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Portfolios will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Portfolios after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Portfolios by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Portfolios and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Portfolio performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Portfolio to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Portfolio’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Portfolio in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Portfolio(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

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Board considerations (unaudited)
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to each Portfolio by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and administrative services covered by the Current Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from the Advisers that each Portfolio will continue to be advised by its current Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Portfolios after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Portfolios, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Portfolios and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Portfolios and their shareholders.
Investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Portfolio over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Portfolio (the “Universe”), and in comparison to each Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Portfolios relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.

42  |  Wells Fargo Factor Enhanced International Equity Portfolio

Board considerations (unaudited)
Investment advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual investment advisory fee rate that is payable by each Portfolio to Funds Management for investment advisory services under the Current Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the applicable Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Portfolio’s Advisory Agreement Rate with those of other funds in the Portfolio’s expense Group at a common asset level.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Agreement Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Advisory Agreement Rates or the Sub-Advisory Agreement Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Advisory Agreement and to each of the Sub-Advisers under the applicable new Sub-Advisory Agreement was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Portfolio will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of advisory services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Portfolio shareholders. The Board noted the existence of breakpoints in each Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The

Wells Fargo Factor Enhanced International Equity Portfolio  |  43

Board considerations (unaudited)
Board considered that, in addition to advisory fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Portfolios resulting from enhanced distribution capabilities for their investing funds. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Portfolio, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Portfolios. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Portfolios might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term.

44  |  Wells Fargo Factor Enhanced International Equity Portfolio

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Factor Enhanced International Equity Portfolio  |  45

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Portfolio's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Portfolio's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.

Semi-Annual Report
August 31, 2021
Wells Fargo
Factor Enhanced U.S. Large Cap Equity Portfolio

 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio  |  1

Portfolio information (unaudited)
Investment objective	The Portfolio seeks long-term capital appreciation.
Adviser	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Dennis Beinn, CFA®‡, Harindra de Silva, Ph.D., CFA®‡, Monisha Jayakumar
Ten largest holdings (%) as of August 31, 2021[1]
Apple Incorporated	5.29
Microsoft Corporation	5.18
Amazon.com Incorporated	3.36
Facebook Incorporated Class A	2.04
Alphabet Incorporated Class A	2.01
Alphabet Incorporated Class C	1.85
Berkshire Hathaway Incorporated Class B	1.24
NVIDIA Corporation	1.08
Tesla Motors Incorporated	1.06
Johnson & Johnson	1.04
[1]	Figures represent the percentage of the Portfolio's net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of August 31, 2021[1]
[1]	Figures represent the percentage of the Portfolio's long-term investments. These amounts are subject to change and may have changed since the date specified.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2  |  Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Common stocks: 97.56%
Communication services: 11.03%
Diversified telecommunication services: 0.97%
AT&T Incorporated	134,241	$ 3,680,888
Lumen Technologies Incorporated	40,897	503,033
Verizon Communications Incorporated	75,052	4,127,860
		8,311,781
Entertainment: 2.00%
Activision Blizzard Incorporated	13,190	1,086,460
Electronic Arts Incorporated	4,353	632,099
Netflix Incorporated †	7,990	4,547,828
Playtika Holding Corporation †	40,991	1,081,752
Roku Incorporated †	2,551	898,972
Skillz Incorporated †	9,383	110,438
Spotify Technology †	3,030	710,050
Take-Two Interactive Software Incorporated †	2,698	434,972
The Madison Square Garden Company Class A †	3,198	578,134
The Walt Disney Company †	35,043	6,353,296
World Wrestling Entertainment Incorporated Class A	11,864	618,233
Zynga Incorporated Class A †	281	2,487
		17,054,721
Interactive media & services: 6.30%
Alphabet Incorporated Class A †	5,927	17,152,442
Alphabet Incorporated Class C †	5,446	15,843,721
Facebook Incorporated Class A †	45,918	17,420,371
Match Group Incorporated †	8,461	1,162,880
Pinterest Incorporated Class A †	15,361	853,611
TripAdvisor Incorporated †	11,552	404,320
Twitter Incorporated †	7,420	478,590
Zillow Group Incorporated Class A †	3,376	322,746
Zillow Group Incorporated Class C †	1,738	166,448
		53,805,129
Media: 1.56%
Altice USA Incorporated †	13,886	381,032
Charter Communications Incorporated Class A †	2,370	1,935,484
Comcast Corporation Class A	86,655	5,258,225
Discovery Incorporated Class A †	3,192	92,057
DISH Network Corporation Class A †	456	19,877
Fox Corporation Class A	22,742	851,460
Fox Corporation Class B	2,987	103,440
Interpublic Group of Companies Incorporated	35,434	1,319,208
News Corporation Class A	34,940	785,102
News Corporation Class B	33,664	741,618
Nexstar Media Group Incorporated Class A	3,234	484,292
Omnicom Group Incorporated	9,202	673,770
Sirius XM Holdings Incorporated	27,171	170,362
The New York Times Company Class A	4,101	208,249
ViacomCBS Incorporated Class A	1,923	88,420
ViacomCBS Incorporated Class B	4,706	195,064
		13,307,660
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio  |  3

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Wireless telecommunication services: 0.20%
T-Mobile US Incorporated †	12,462	$ 1,707,543
Consumer discretionary: 11.07%
Auto components: 0.11%
Lear Corporation	5,425	867,675
Quantumscape Corporation †	2,332	51,304
		918,979
Automobiles: 1.45%
Ford Motor Company †	94,974	1,237,511
General Motors Company †	31,150	1,526,662
Tesla Motors Incorporated	12,285	9,038,320
Thor Industries Incorporated	4,963	562,953
		12,365,446
Distributors: 0.06%
Genuine Parts Company	2,763	337,611
LKQ Corporation †	3,519	185,416
		523,027
Diversified consumer services: 0.21%
Frontdoor Incorporated †	12,482	544,465
H&R Block Incorporated	37,906	972,289
Service Corporation International	1,027	64,455
Terminix Global Holdings Incorporated †	4,554	189,583
		1,770,792
Hotels, restaurants & leisure: 2.28%
Aramark	25,467	885,997
Booking Holdings Incorporated †	495	1,138,337
Boyd Gaming Corporation †	18,428	1,130,926
Chipotle Mexican Grill Incorporated †	722	1,374,204
Choice Hotels International Incorporated	1,174	140,129
Darden Restaurants Incorporated	6,385	961,900
Domino's Pizza Incorporated	2,557	1,321,688
Expedia Group Incorporated †	3,097	447,517
Hilton Worldwide Holdings Incorporated †	1,178	147,085
Marriott International Incorporated Class A †	4,497	607,725
Marriott Vacations Worldwide Corporation †	3,605	539,128
McDonald's Corporation	14,056	3,337,738
Penn National Gaming Incorporated †	3,345	271,280
Six Flags Entertainment Corporation †	2,769	116,963
Starbucks Corporation	25,473	2,992,823
The Wendy's Company	11,179	257,341
Travel Leisure Company	16,619	910,056
Vail Resorts Incorporated †	306	93,284
Wyndham Hotels & Resorts Incorporated	5,792	421,078
Yum China Holdings Incorporated	15,304	942,114
Yum! Brands Incorporated	11,178	1,464,653
		19,501,966
Household durables: 0.10%
D.R. Horton Incorporated	1,904	182,060
Leggett & Platt Incorporated	942	45,583
Lennar Corporation Class A	1,918	205,821
The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Household durables (continued)
Tempur-Pedic International Incorporated	1,891	$ 84,528
Whirlpool Corporation	1,512	334,953
		852,945
Internet & direct marketing retail: 3.55%
Amazon.com Incorporated †	8,264	28,682,609
eBay Incorporated	10,382	796,715
Wayfair Incorporated Class A †	2,918	819,229
		30,298,553
Leisure products: 0.22%
Mattel Incorporated †	33,128	707,283
Polaris Industries Incorporated	4,564	546,585
The Brunswick Corporation	6,713	650,288
		1,904,156
Multiline retail: 0.50%
Dollar General Corporation	2,264	504,668
Dollar Tree Incorporated †	2,765	250,343
Kohl's Corporation	9,800	562,520
Nordstrom Incorporated †	4,714	134,868
Target Corporation	11,236	2,775,067
		4,227,466
Specialty retail: 2.02%
AutoNation Incorporated †	16,332	1,781,658
Bath & Body Works Incorporated	9,699	654,489
Best Buy Company Incorporated	5,878	684,846
Dick's Sporting Goods Incorporated	8,342	1,174,637
Foot Locker Incorporated	15,708	890,487
Lithia Motors Incorporated Class A	1,343	444,936
Lowe's Companies Incorporated	11,890	2,424,252
Penske Auto Group Incorporated	20,331	1,828,367
The Gap Incorporated	11,570	309,266
The Home Depot Incorporated	18,521	6,041,180
The TJX Companies Incorporated	8,877	645,535
Victoria's Secret Corporation †	3,233	214,348
Williams-Sonoma Incorporated	1,007	188,007
		17,282,008
Textiles, apparel & luxury goods: 0.57%
Capri Holdings Limited †	3,111	175,803
Deckers Outdoor Corporation †	304	127,209
HanesBrands Incorporated	6,669	124,577
Nike Incorporated Class B	18,526	3,051,973
PVH Corporation †	3,076	322,334
Tapestry Incorporated	5,567	224,461
Under Armour Incorporated Class A †	26,131	604,671
Under Armour Incorporated Class C †	13,627	273,358
		4,904,386
Consumer staples: 5.98%
Beverages: 1.32%
Boston Beer Company Incorporated Class A †	788	449,325
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio  |  5

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Beverages (continued)
Constellation Brands Incorporated Class A	3,407	$ 719,354
Keurig Dr. Pepper Incorporated	10,821	385,985
Molson Coors Brewing Company Class B	17,237	819,275
Monster Beverage Corporation †	7,514	733,141
PepsiCo Incorporated	26,926	4,210,957
The Coca-Cola Company	71,035	3,999,981
		11,318,018
Food & staples retailing: 1.32%
Albertsons Companies LLC	25,361	769,960
Casey's General Stores Incorporated	719	147,079
Costco Wholesale Corporation	8,569	3,903,094
Sysco Corporation	5,615	447,235
The Kroger Company	25,433	1,170,681
US Foods Holding Corporation †	4,806	163,404
Walgreens Boots Alliance Incorporated	8,507	431,730
Walmart Incorporated	28,400	4,206,040
		11,239,223
Food products: 1.30%
Archer Daniels Midland Company	30,162	1,809,720
Bunge Limited	24,685	1,868,901
Campbell Soup Company	2,834	118,263
ConAgra Foods Incorporated	4,265	141,257
Darling Ingredients Incorporated †	9,318	694,191
Flowers Foods Incorporated	24,913	601,151
General Mills Incorporated	1,990	115,042
Hain Celestial Group Incorporated †	14,548	544,241
Ingredion Incorporated	2,250	197,685
Kellogg Company	947	59,794
Mondelez International Incorporated Class A	15,601	968,354
Pilgrim's Pride Corporation †	57,606	1,603,751
Post Holdings Incorporated †	583	65,244
Seaboard Corporation	32	136,147
The Hershey Company	2,661	472,860
The J.M. Smucker Company	1,809	223,719
The Kraft Heinz Company	494	17,779
Tyson Foods Incorporated Class A	18,373	1,442,648
		11,080,747
Household products: 1.23%
Church & Dwight Company Incorporated	2,637	220,611
Colgate-Palmolive Company	18,499	1,441,997
Kimberly-Clark Corporation	6,228	858,281
Spectrum Brands Holdings Incorporated	19,170	1,496,410
The Clorox Company	318	53,440
The Procter & Gamble Company	45,197	6,435,601
		10,506,340
Personal products: 0.23%
Herbalife Nutrition Limited †	18,661	958,056
The Estee Lauder Companies Incorporated Class A	2,919	993,890
		1,951,946
The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Tobacco: 0.58%
Altria Group Incorporated	35,110	$ 1,763,575
Philip Morris International Incorporated	30,973	3,190,219
		4,953,794
Energy: 1.85%
Energy equipment & services: 0.14%
Baker Hughes Incorporated	22,359	509,338
Halliburton Company	1,415	28,272
Schlumberger Limited	21,699	608,440
		1,146,050
Oil, gas & consumable fuels: 1.71%
Antero Midstream Corporation	14,428	138,653
APA Corporation	28,201	549,355
Cheniere Energy Incorporated †	3,205	280,309
Chevron Corporation	33,993	3,289,503
ConocoPhillips	17,244	957,559
Devon Energy Corporation	22,846	675,099
Diamondback Energy Incorporated	2,907	224,246
EOG Resources Incorporated	7,055	476,354
Exxon Mobil Corporation	81,405	4,438,201
HollyFrontier Corporation	23,571	762,050
Marathon Petroleum Corporation	18,628	1,104,082
ONEOK Incorporated	964	50,629
Phillips 66	8,431	599,360
Pioneer Natural Resources Company	800	119,736
Targa Resources Corporation	6,549	287,632
The Williams Companies Incorporated	6,045	149,251
Valero Energy Corporation	7,864	521,462
		14,623,481
Financials: 9.39%
Banks: 2.85%
Bank of America Corporation	124,403	5,193,825
Bank OZK	667	28,301
BOK Financial Corporation	1,470	129,434
Citigroup Incorporated	31,408	2,258,549
Citizens Financial Group Incorporated	10,536	461,371
Comerica Incorporated	1,553	114,782
Fifth Third Bancorp	17,661	686,306
First Horizon National Corporation	3,035	49,744
FNB Corporation	20,366	237,875
Huntington Bancshares Incorporated	36,469	566,364
JPMorgan Chase & Company	54,383	8,698,561
KeyCorp	17,497	355,539
M&T Bank Corporation	663	92,827
PacWest Bancorp	8,297	353,037
PNC Financial Services Group Incorporated	6,039	1,154,053
Popular Incorporated	5,539	420,632
Regions Financial Corporation	30,567	624,484
SVB Financial Group †	195	109,103
Synovus Financial Corporation	8,969	386,564
Truist Financial Corporation	18,521	1,056,808
Umpqua Holdings Corporation	4,275	83,234
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio  |  7

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Banks (continued)
US Bancorp	20,979	$ 1,203,985
Webster Financial Corporation	1,767	89,269
Wintrust Financial Corporation	206	15,417
		24,370,064
Capital markets: 2.65%
Affiliated Managers Group Incorporated	6,090	1,035,970
Ameriprise Financial Incorporated	2,248	613,502
BlackRock Incorporated	2,219	2,093,161
Brookfield Asset Management Incorporated Class A	5,588	310,413
Cboe Global Markets Incorporated	1,750	220,763
Evercore Partners Incorporated Class A	11,032	1,540,508
Franklin Resources Incorporated	10,914	354,050
Intercontinental Exchange Incorporated	272	32,512
Invesco Limited	6,310	159,769
Janus Henderson Group plc	28,979	1,256,529
Jefferies Financial Group Incorporated	22,605	835,481
KKR & Company Incorporated Class A	2,347	150,889
LPL Financial Holdings Incorporated	1,533	226,654
Moody's Corporation	1,287	490,051
Morgan Stanley	17,518	1,829,405
MSCI Incorporated	61	38,709
Raymond James Financial Incorporated	3,447	482,235
S&P Global Incorporated	3,251	1,442,859
SEI Investments Company	11,510	722,943
Stifel Financial Corporation	12,213	843,918
T. Rowe Price Group Incorporated	6,103	1,366,279
The Blackstone Group Incorporated Class A	17,570	2,209,076
The Carlyle Group Incorporated	5,713	282,108
The Charles Schwab Corporation	12,733	927,599
The Goldman Sachs Group Incorporated	4,918	2,033,642
The NASDAQ Incorporated	1,100	215,358
VIRTU Financial Incorporated Class A	36,975	905,148
		22,619,531
Consumer finance: 0.50%
Ally Financial Incorporated	9,513	503,238
American Express Company	6,955	1,154,252
Capital One Financial Corporation	5,445	903,707
Discover Financial Services	645	82,702
OneMain Holdings Incorporated	9,956	575,755
SLM Corporation	24,502	459,413
Synchrony Financial	12,031	598,542
		4,277,609
Diversified financial services: 1.26%
Berkshire Hathaway Incorporated Class B †	37,223	10,637,217
Voya Financial Incorporated	2,082	135,288
		10,772,505
Insurance: 1.77%
AFLAC Incorporated	7,217	409,060
Alleghany Corporation †	816	552,179
American Financial Group Incorporated	1,303	179,736
American International Group Incorporated	3,558	194,124
The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Insurance (continued)
Aon plc Class A	2,208	$ 633,387
Arthur J. Gallagher & Company	65	9,335
Assurant Incorporated	3,311	563,234
Axis Capital Holdings Limited	7,149	365,814
Chubb Limited	6,332	1,164,581
Cincinnati Financial Corporation	1,358	167,577
Erie Indemnity Company Class A	488	86,420
Everest Reinsurance Group Limited	744	197,086
First American Financial Corporation	9,273	654,025
Globe Life Incorporated	825	79,258
Kemper Corporation	1,097	75,254
Marsh & McLennan Companies Incorporated	8,070	1,268,604
Mercury General Corporation	16,281	972,139
MetLife Incorporated	11,999	743,938
Old Republic International Corporation	26,800	696,800
Progressive Corporation	11,265	1,085,270
Prudential Financial Incorporated	7,994	846,405
Reinsurance Group of America Incorporated	1,285	148,829
The Allstate Corporation	8,047	1,088,598
The Hanover Insurance Group Incorporated	3,283	463,921
The Hartford Financial Services Group Incorporated	8,821	592,948
The Travelers Companies Incorporated	5,628	898,848
UnumProvident Corporation	30,544	813,081
W.R. Berkley Corporation	1,486	111,911
Willis Towers Watson plc	116	25,604
		15,087,966
Mortgage REITs: 0.33%
AGNC Investment Corporation	89,988	1,467,704
Annaly Capital Management Incorporated	145,892	1,267,801
New Residential Investment Corporation	8,383	91,542
		2,827,047
Thrifts & mortgage finance: 0.03%
MGIC Investment Corporation	16,084	245,603
Rocket Companies Incorporated Class A	2,746	47,643
		293,246
Health care: 13.97%
Biotechnology: 2.69%
AbbVie Incorporated	37,783	4,563,431
Amgen Incorporated	13,608	3,069,012
Biogen Incorporated †	5,948	2,015,837
Exelixis Incorporated †	38,209	732,467
Gilead Sciences Incorporated	35,675	2,596,427
Horizon Therapeutics plc †	10,794	1,166,723
Incyte Corporation †	10,058	769,336
Ionis Pharmaceuticals Incorporated †	5,738	228,143
Moderna Incorporated †	6,556	2,469,580
Natera Incorporated †	1,159	137,260
Neurocrine Biosciences Incorporated †	4,453	423,926
Novavax Incorporated †	1,427	340,397
Regeneron Pharmaceuticals Incorporated †	2,560	1,723,904
Sage Therapeutics Incorporated †	1,005	46,441
Seagen Incorporated †	1,937	324,641
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio  |  9

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Biotechnology (continued)
United Therapeutics Corporation †	6,150	$ 1,321,512
Vertex Pharmaceuticals Incorporated †	5,313	1,064,141
		22,993,178
Health care equipment & supplies: 3.56%
Abbott Laboratories	33,682	4,256,394
Align Technology Incorporated †	1,489	1,055,701
Baxter International Incorporated	8,335	635,294
Becton Dickinson & Company	4,885	1,229,555
Boston Scientific Corporation †	19,325	872,524
Danaher Corporation	11,037	3,577,754
Dentsply Sirona Incorporated	12,433	767,116
Edwards Lifesciences Corporation †	9,847	1,153,871
Envista Holdings Corporation †	33,401	1,429,229
Globus Medical Incorporated Class A †	5,255	428,808
Hill-Rom Holdings Incorporated	6,041	879,449
Hologic Incorporated †	4,891	387,123
ICU Medical Incorporated †	4,105	818,332
IDEXX Laboratories Incorporated †	2,327	1,567,840
Integra LifeSciences Holdings Corporation †	7,778	585,139
Intuitive Surgical Incorporated †	1,627	1,714,142
Medtronic plc	26,464	3,532,415
Novocure Limited †	1,500	201,315
Quidel Corporation †	713	91,941
ResMed Incorporated	1,476	428,822
STERIS plc	2,319	498,608
Stryker Corporation	6,301	1,746,007
Teleflex Incorporated	108	42,710
The Cooper Companies Incorporated	1,030	464,231
West Pharmaceutical Services Incorporated	2,197	992,209
Zimmer Biomet Holdings Incorporated	7,158	1,076,921
		30,433,450
Health care providers & services: 2.25%
Acadia Healthcare Company Incorporated †	3,555	235,057
Anthem Incorporated	4,712	1,767,613
Centene Corporation †	8,830	556,113
Cigna Corporation	7,535	1,594,783
CVS Health Corporation	28,292	2,444,146
DaVita HealthCare Partners Incorporated †	1,073	140,316
HCA Healthcare Incorporated	5,995	1,516,615
Henry Schein Incorporated †	6,535	493,981
Humana Incorporated	2,542	1,030,578
Laboratory Corporation of America Holdings †	1,751	531,218
Molina Healthcare Incorporated †	3,890	1,045,515
UnitedHealth Group Incorporated	17,885	7,444,989
Universal Health Services Incorporated Class B	2,463	383,637
		19,184,561
Health care technology: 0.38%
Cerner Corporation	18,049	1,378,041
Certara Incorporated †	6,658	223,509
Change Healthcare Incorporated †	38,112	831,985
Veeva Systems Incorporated Class A †	2,343	777,829
		3,211,364
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Life sciences tools & services: 1.66%
Agilent Technologies Incorporated	9,111	$ 1,598,707
Avantor Incorporated †	30,446	1,200,790
Bio-Techne Corporation	65	32,444
Bruker Corporation	6,518	575,605
Charles River Laboratories International Incorporated †	2,129	944,978
Illumina Incorporated †	688	314,526
IQVIA Holdings Incorporated †	4,731	1,228,783
Mettler-Toledo International Incorporated †	955	1,482,953
PerkinElmer Incorporated	3,025	559,020
PPD Incorporated †	3,090	143,098
QIAGEN NV †	2,074	115,771
Syneos Health Incorporated †	7,390	685,644
Thermo Fisher Scientific Incorporated	7,289	4,045,031
Waters Corporation †	2,954	1,223,015
		14,150,365
Pharmaceuticals: 3.43%
Bristol-Myers Squibb Company	43,636	2,917,503
Catalent Incorporated †	1,001	130,570
Eli Lilly & Company	14,124	3,648,088
Jazz Pharmaceuticals plc †	4,038	531,845
Johnson & Johnson	51,454	8,908,231
Merck & Company Incorporated	48,928	3,732,717
Organon & Company	74,183	2,514,062
Perrigo Company plc	2,583	105,774
Pfizer Incorporated	108,999	5,021,584
Viatris Incorporated	18,821	275,351
Zoetis Incorporated	7,484	1,530,927
		29,316,652
Industrials: 9.31%
Aerospace & defense: 1.61%
BWX Technologies Incorporated	1,841	105,729
Curtiss-Wright Corporation	5,170	629,603
General Dynamics Corporation	8,689	1,740,494
Hexcel Corporation †	1,994	113,080
Howmet Aerospace Incorporated	25,927	823,182
Huntington Ingalls Industries Incorporated	5,021	1,025,138
L3Harris Technologies Incorporated	3,488	812,739
Lockheed Martin Corporation	6,871	2,472,186
Northrop Grumman Corporation	4,486	1,649,502
Raytheon Technologies Corporation	24,492	2,075,942
Textron Incorporated	11,951	868,479
The Boeing Company †	6,583	1,444,969
		13,761,043
Air freight & logistics: 0.55%
C.H. Robinson Worldwide Incorporated	7,165	645,280
Expeditors International of Washington Incorporated	3,952	492,577
FedEx Corporation	3,620	961,798
GXO Logistics Incorporated †	222	18,157
United Parcel Service Incorporated Class B	13,139	2,570,383
XPO Logistics Incorporated	222	19,294
		4,707,489
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio  |  11

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Airlines: 0.11%
Alaska Air Group Incorporated †	5,836	$ 334,636
American Airlines Group Incorporated †	1,058	21,097
Copa Holdings SA Class A †	620	46,655
Delta Air Lines Incorporated †	6,726	271,999
Southwest Airlines Company †	5,346	266,124
		940,511
Building products: 0.71%
A.O. Smith Corporation	3,491	253,866
Builders FirstSource Incorporated †	13,080	697,033
Carlisle Companies Incorporated	4,731	997,011
Carrier Global Corporation	6,419	369,734
Johnson Controls International plc	16,347	1,222,756
Lennox International Incorporated	2,084	698,515
Masco Corporation	2,765	167,891
Owens Corning Incorporated	8,352	798,034
Trane Technologies plc	4,455	884,318
		6,089,158
Commercial services & supplies: 0.47%
Cintas Corporation	1,494	591,280
Clean Harbors Incorporated †	5,061	519,360
Copart Incorporated †	292	42,141
IAA Incorporated †	639	33,944
MSA Safety Incorporated	2,734	445,205
Republic Services Incorporated	2,433	302,008
Rollins Incorporated	7,270	282,948
Stericycle Incorporated †	9,492	660,643
Waste Management Incorporated	7,451	1,155,725
		4,033,254
Construction & engineering: 0.00%
Quanta Services Incorporated	268	27,363
Electrical equipment: 0.92%
Acuity Brands Incorporated	2,975	548,977
AMETEK Incorporated	550	74,784
Eaton Corporation plc	9,741	1,639,995
Emerson Electric Company	10,523	1,110,177
Generac Holdings Incorporated †	989	432,173
Hubbell Incorporated	4,177	860,921
nVent Electric plc	10,784	370,538
Regal-Beloit Corporation	6,606	987,069
Rockwell Automation Incorporated	746	242,786
Sensata Technologies Holding plc †	10,478	620,088
Vertiv Holdings Company	34,515	972,288
		7,859,796
Industrial conglomerates: 0.93%
3M Company	12,797	2,492,069
General Electric Company	22,646	2,387,115
Honeywell International Incorporated	13,002	3,015,294
		7,894,478
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Machinery: 1.47%
AGCO Corporation	9,581	$ 1,318,537
Caterpillar Incorporated	10,803	2,278,029
Cummins Incorporated	4,044	954,303
Deere & Company	4,654	1,759,352
Donaldson Company Incorporated	3,428	232,247
Dover Corporation	1,655	288,566
Flowserve Corporation	2,713	105,454
Gates Industrial Corporation plc †	10,884	178,280
Illinois Tool Works Incorporated	4,186	974,752
Lincoln Electric Holdings Incorporated	5,614	783,771
Oshkosh Corporation	4,588	525,693
Otis Worldwide Corporation	5,975	551,015
PACCAR Incorporated	6,267	513,079
Parker-Hannifin Corporation	1,153	342,061
Pentair plc	9,191	709,178
Snap-on Incorporated	672	151,166
Stanley Black & Decker Incorporated	1,572	303,820
The Timken Company	4,657	342,476
The Toro Company	2,072	227,796
Xylem Incorporated	116	15,812
		12,555,387
Professional services: 0.92%
Booz Allen Hamilton Holding Corporation	7,592	621,861
CACI International Incorporated Class A †	2,874	740,170
FTI Consulting Incorporated †	5,271	736,411
IHS Markit Limited	22	2,653
Jacobs Engineering Group Incorporated	8,341	1,125,701
Leidos Holdings Incorporated	3,110	305,122
Manpower Incorporated	15,495	1,881,403
Nielsen Holdings plc	24,442	524,525
Robert Half International Incorporated	12,647	1,307,700
Science Applications International Corporation	7,355	619,512
		7,865,058
Road & rail: 1.39%
CSX Corporation	30,227	983,284
J.B. Hunt Transport Services Incorporated	6,261	1,110,701
Kansas City Southern	304	85,324
Knight-Swift Transportation Holdings Incorporated	7,543	391,708
Landstar System Incorporated	12,027	2,020,897
Norfolk Southern Corporation	2,297	582,381
Old Dominion Freight Line Incorporated	2,345	677,048
Ryder System Incorporated	22,474	1,786,458
Schneider National Incorporated Class B	73,580	1,658,493
Uber Technologies Incorporated †	10,170	398,054
Union Pacific Corporation	9,925	2,152,137
		11,846,485
Trading companies & distributors: 0.23%
MSC Industrial Direct Company Class A	2,315	194,946
United Rentals Incorporated †	367	129,423
Univar Incorporated †	37,650	888,917
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio  |  13

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Trading companies & distributors (continued)
W.W. Grainger Incorporated	784	$ 340,021
Watsco Incorporated	1,500	417,630
		1,970,937
Information technology: 28.26%
Communications equipment: 0.77%
Cisco Systems Incorporated	71,524	4,221,346
CommScope Holdings Incorporated †	66,099	1,044,364
Juniper Networks Incorporated	3,781	109,573
Motorola Solutions Incorporated	4,761	1,162,731
		6,538,014
Electronic equipment, instruments & components: 0.73%
Amphenol Corporation Class A	1,349	103,374
Arrow Electronics Incorporated †	15,872	1,924,004
Avnet Incorporated	42,085	1,702,759
CDW Corporation of Delaware	3,712	744,664
Jabil Circuit Incorporated	21,146	1,306,400
SYNNEX Corporation	808	102,673
Teledyne Technologies Incorporated †	104	48,192
Vontier Corporation	9,031	328,457
		6,260,523
IT services: 5.60%
Accenture plc Class A	14,424	4,854,541
Akamai Technologies Incorporated †	1,151	130,351
Alliance Data Systems Corporation	14,606	1,432,995
Amdocs Limited	11,564	890,775
Automatic Data Processing Incorporated	7,577	1,583,896
Broadridge Financial Solutions Incorporated	7,784	1,340,560
Cloudflare Incorporated Class A †	756	91,279
Cognizant Technology Solutions Corporation Class A	24,615	1,878,371
Concentrix Corporation †	8,049	1,395,616
DXC Technology Company †	52,990	1,945,793
EPAM Systems Incorporated †	2,319	1,467,486
Euronet Worldwide Incorporated †	984	131,098
Fidelity National Information Services Incorporated	6,515	832,422
Fiserv Incorporated †	7,577	892,495
FleetCor Technologies Incorporated †	1,728	454,948
Gartner Incorporated †	4,582	1,414,647
Genpact Limited	1,287	66,770
Global Payments Incorporated	1,486	241,683
Globant SA †	1,300	418,964
GoDaddy Incorporated Class A †	3,248	238,111
International Business Machines Corporation	17,246	2,420,304
Jack Henry & Associates Incorporated	1,563	275,682
MasterCard Incorporated Class A	14,956	5,178,216
Paychex Incorporated	10,252	1,173,546
PayPal Holdings Incorporated †	20,415	5,892,994
Shift4 Payments Incorporated Class A †	4,455	381,838
Solarwinds Corporation	6,745	115,137
Square Incorporated Class A †	9,071	2,431,663
The Western Union Company	45,742	989,857
Twilio Incorporated Class A †	351	125,293
VeriSign Incorporated †	1,919	415,003
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
IT services (continued)
Visa Incorporated Class A	29,163	$ 6,681,243
WEX Incorporated †	500	91,785
		47,875,362
Semiconductors & semiconductor equipment: 4.97%
Advanced Micro Devices Incorporated †	22,773	2,521,427
Allegro MicroSystems Incorporated †	27,094	814,175
Analog Devices Incorporated	10,192	1,660,853
Applied Materials Incorporated	17,886	2,416,935
Broadcom Incorporated	7,281	3,620,186
Brooks Automation Incorporated	1,728	146,811
Cirrus Logic Incorporated †	1,123	93,961
Entegris Incorporated	2,548	306,117
First Solar Incorporated †	2,025	190,350
Intel Corporation	70,224	3,796,309
KLA Corporation	3,370	1,145,665
Lam Research Corporation	2,764	1,671,722
Marvell Technology Incorporated	1,844	112,834
Microchip Technology Incorporated	4,581	720,866
Micron Technology Incorporated †	24,384	1,797,101
MKS Instruments Incorporated	1,070	157,483
Monolithic Power Systems Incorporated	71	35,140
NVIDIA Corporation	41,128	9,206,503
NXP Semiconductors NV	7,781	1,673,927
ON Semiconductor Corporation †	30,317	1,344,862
Qorvo Incorporated †	2,983	560,893
Qualcomm Incorporated	23,560	3,456,016
Skyworks Solutions Incorporated	3,187	584,687
Teradyne Incorporated	2,829	343,554
Texas Instruments Incorporated	20,156	3,847,982
Xilinx Incorporated	1,200	186,708
		42,413,067
Software: 10.68%
Adobe Incorporated †	9,227	6,123,960
Anaplan Incorporated †	5,311	318,554
ANSYS Incorporated †	776	283,519
Aspen Technology Incorporated †	3,812	493,654
Atlassian Corporation plc Class A †	2,552	936,737
Autodesk Incorporated †	4,280	1,327,185
Bentley Systems Incorporated CLASS B	4,561	294,139
Cadence Design Systems Incorporated †	7,802	1,275,471
CDK Global Incorporated	30,997	1,289,475
Citrix Systems Incorporated	2,395	246,374
Crowdstrike Holdings Incorporated Class A †	2,149	603,869
Datto Holding Corporation †	25,866	659,583
DocuSign Incorporated †	3,131	927,527
Dolby Laboratories Incorporated Class A	11,402	1,130,052
Doubleverify Holdings Incorporated †	303	11,008
Dropbox Incorporated Class A †	36,616	1,161,093
Duck Creek Technologies Incorporated †	690	32,175
Dynatrace Incorporated †	640	43,987
Elastic NV †	314	50,099
Fair Isaac Corporation †	1,942	892,815
FireEye Incorporated †	34,179	621,716
Five9 Incorporated †	512	81,014
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio  |  15

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Software (continued)
Fortinet Incorporated †	3,902	$ 1,229,676
HubSpot Incorporated †	854	584,537
Intuit Incorporated	5,597	3,168,518
Manhattan Associates Incorporated †	7,620	1,241,984
McAfee Corporation Class A	895	23,771
Microsoft Corporation	146,694	44,283,985
N-able Incorporated †	5,749	77,784
NCR Corporation †	4,508	191,500
New Relic Incorporated †	1,140	91,166
NortonLifeLock Incorporated	53,371	1,417,534
Nutanix Incorporated Class A †	9,929	366,479
Oracle Corporation	33,420	2,978,725
Palantir Technologies Incorporated Class A †	26,221	690,661
Palo Alto Networks Incorporated †	2,005	924,385
Pegasystems Incorporated	1,253	172,450
PTC Incorporated †	2,050	269,903
RingCentral Incorporated Class A †	480	121,085
Salesforce.com Incorporated †	15,535	4,120,969
ServiceNow Incorporated †	3,660	2,355,722
SS&C Technologies Holdings Incorporated	17,082	1,292,424
Synopsys Incorporated †	4,168	1,384,776
Teradata Corporation †	35,421	1,937,174
Tyler Technologies Incorporated †	600	291,420
VMware Incorporated Class A †	3,823	569,130
Workday Incorporated Class A †	3,722	1,016,702
Zendesk Incorporated †	3,604	445,454
Zoom Video Communications Incorporated †	3,971	1,149,605
		91,201,525
Technology hardware, storage & peripherals: 5.51%
Apple Incorporated	297,462	45,163,655
Hewlett Packard Enterprise Company	8,422	130,204
HP Incorporated	45,396	1,350,077
Western Digital Corporation †	6,236	394,115
Xerox Holdings Corporation	2,970	66,855
		47,104,906
Materials: 1.98%
Chemicals: 1.16%
Ashland Global Holdings Incorporated	1,053	95,939
Axalta Coating Systems Limited †	1,813	55,369
Celanese Corporation Series A	2,822	447,569
Corteva Incorporated	5,229	229,919
Dow Incorporated	18,431	1,159,310
DuPont de Nemours Incorporated	3,583	265,214
Eastman Chemical Company	4,231	478,780
Ecolab Incorporated	963	217,022
Huntsman Corporation	40,157	1,061,350
LyondellBasell Industries NV Class A	7,109	713,388
Olin Corporation	26,010	1,296,338
PPG Industries Incorporated	3,558	567,679
RPM International Incorporated	1,466	120,637
Scotts Miracle-Gro Company Class A	954	149,616
The Chemours Company	20,556	688,832
The Mosaic Company	20,802	669,408
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Chemicals (continued)
The Sherwin-Williams Company	3,986	$ 1,210,429
Westlake Chemical Corporation	5,338	466,274
		9,893,073
Construction materials: 0.03%
Eagle Materials Incorporated	1,825	286,233
Martin Marietta Materials Incorporated	38	14,488
		300,721
Containers & packaging: 0.34%
Amcor plc	7,336	94,268
Avery Dennison Corporation	2,479	558,742
Crown Holdings Incorporated	2,165	237,695
Graphic Packaging Holding Company	3,400	69,768
International Paper Company	13,956	838,616
Packaging Corporation of America	2,161	327,824
Sealed Air Corporation	2,313	141,162
WestRock Company	12,094	629,372
		2,897,447
Metals & mining: 0.45%
Alcoa Corporation †	11,069	491,132
Freeport-McMoRan Incorporated	17,599	640,428
Nucor Corporation	5,584	656,455
Reliance Steel & Aluminum Company	5,396	809,616
Steel Dynamics Incorporated	9,855	665,114
United States Steel Corporation	20,893	558,888
		3,821,633
Real estate: 2.26%
Equity REITs: 2.05%
American Campus Communities Incorporated	9,078	461,616
American Homes 4 Rent Class A	8,435	353,764
American Tower Corporation	5,560	1,624,465
Apartment Income Corporation REIT	1,138	57,833
AvalonBay Communities Incorporated	1,607	368,935
Brixmor Property Group Incorporated	4,637	108,738
Camden Property Trust	2,661	399,256
Crown Castle International Corporation	5,676	1,105,060
CubeSmart	10,999	588,447
Equinix Incorporated	667	562,581
Equity Lifestyle Properties Incorporated	386	32,837
Equity Residential	3,607	303,240
Essex Property Trust Incorporated	389	128,658
Extra Space Storage Incorporated	4,025	752,313
Gaming and Leisure Properties Incorporated	8,151	401,844
Highwoods Properties Incorporated	733	33,491
Invitation Homes Incorporated	7,324	301,602
Iron Mountain Incorporated	24,228	1,156,887
Lamar Advertising Company Class A	6,979	794,420
Life Storage Incorporated	3,676	457,441
Mid-America Apartment Communities Incorporated	4,186	805,261
National Retail Properties Incorporated	980	46,658
Omega Healthcare Investors Incorporated	6,102	204,600
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio  |  17

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Equity REITs (continued)
Prologis Incorporated	6,107	$ 822,369
Public Storage Incorporated	4,222	1,366,281
Rayonier Incorporated	4,385	161,280
SBA Communications Corporation	709	254,510
Simon Property Group Incorporated	5,860	787,877
SL Green Realty Corporation	153	10,722
Ventas Incorporated	7,612	425,815
VICI Properties Incorporated	6,487	200,513
Welltower Incorporated	7,054	617,437
Weyerhaeuser Company	51,579	1,856,844
		17,553,595
Real estate management & development: 0.21%
Brookfield Properties Limited	4,021	103,822
CBRE Group Incorporated Class A †	8,272	796,594
Jones Lang LaSalle Incorporated †	3,471	841,475
Opendoor Technologies Incorporated †	2,625	46,541
		1,788,432
Utilities: 2.46%
Electric utilities: 1.43%
Alliant Energy Corporation	3,308	201,093
American Electric Power Company Incorporated	7,665	686,554
Duke Energy Corporation	14,534	1,521,128
Edison International	6,325	365,838
Entergy Corporation	1,562	172,773
Evergy Incorporated	1,713	117,255
Eversource Energy	1,325	120,217
Exelon Corporation	26,302	1,289,324
FirstEnergy Corporation	6,272	243,793
Hawaiian Electric Industries Incorporated	4,113	179,327
IDACORP Incorporated	1,704	179,516
NextEra Energy Incorporated	29,530	2,480,225
NRG Energy Incorporated	21,906	1,000,447
OGE Energy Corporation	23,972	848,849
PG&E Corporation †	36,192	331,881
Pinnacle West Capital Corporation	1,614	124,117
PPL Corporation	12,304	361,122
The Southern Company	22,231	1,461,244
Xcel Energy Incorporated	7,728	531,300
		12,216,003
Gas utilities: 0.11%
National Fuel Gas Company	823	42,640
UGI Corporation	19,460	901,193
		943,833
Independent power & renewable electricity producers: 0.15%
AES Corporation	40,314	962,295
Vistra Energy Corporation	15,720	300,095
		1,262,390
Multi-utilities: 0.65%
Ameren Corporation	1,034	90,702
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Multi-utilities (continued)
CenterPoint Energy Incorporated	28,853	$ 723,922
CMS Energy Corporation	930	59,641
Consolidated Edison Incorporated	4,837	364,952
Dominion Energy Incorporated	7,741	602,559
DTE Energy Company	3,720	447,665
MDU Resources Group Incorporated	47,036	1,513,148
NiSource Incorporated	5,665	139,642
Public Service Enterprise Group Incorporated	10,036	641,702
Sempra Energy	4,841	640,755
WEC Energy Group Incorporated	3,033	286,558
		5,511,246
Water utilities: 0.12%
American Water Works Company Incorporated	5,003	911,797
Essential Utilities Incorporated	3,098	153,754
		1,065,551
Total Common stocks (Cost $607,784,483)		833,291,975

		Yield
Short-term investments: 1.87%
Investment companies: 1.87%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03%	15,976,880	15,976,880
Total Short-term investments (Cost $15,976,880)				15,976,880
Total investments in securities (Cost $623,761,363)	99.43%			849,268,855
Other assets and liabilities, net	0.57			4,909,745
Total net assets	100.00%			$854,178,600

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Wells Fargo Government Money Market Fund Select Class	$18,864,948	$89,358,795	$(92,246,863)	$0	$0	$15,976,880	15,976,880	$3,256
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio  |  19

Portfolio of investments—August 31, 2021 (unaudited)

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	88	9-17-2021	$19,391,503	$19,890,200	$498,697	$0
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio

Statement of assets and liabilities—August 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $607,784,483)	$ 833,291,975
Investments in affiliated securites, at value (cost $15,976,880)	15,976,880
Cash at broker segregated for futures contracts	3,983,600
Receivable for dividends	1,047,519
Prepaid expenses and other assets	12,824
Total assets	854,312,798
Liabilities
Advisory fee payable	59,354
Custodian and accounting fee payable	29,105
Payable for daily variation margin on open futures contracts	27,839
Professional fees payable	17,900
Total liabilities	134,198
Total net assets	$854,178,600
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio  |  21

Statement of operations—six months ended August 31, 2021 (unaudited)

Investment income
Dividends (net of foreign withholdings taxes of $24,171)	$ 5,784,174
Income from affiliated securities	3,256
Total investment income	5,787,430
Expenses
Advisory fee	419,435
Custody and accounting fees	29,624
Professional fees	27,127
Interest holder report expenses	7,074
Trustees’ fees and expenses	9,771
Other fees and expenses	10,413
Total expenses	503,444
Less: Fee waivers and/or expense reimbursements	(75,621)
Net expenses	427,823
Net investment income	5,359,607
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	114,734,527
Futures contracts	3,787,784
Net realized gains on investments	118,522,311
Net change in unrealized gains (losses) on
Unaffiliated securities	21,935,318
Futures contracts	255,005
Net change in unrealized gains (losses) on investments	22,190,323
Net realized and unrealized gains (losses) on investments	140,712,634
Net increase in net assets resulting from operations	$146,072,241
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio

Statement of changes in net assets

	Six months ended August 31, 2021 (unaudited)	Year ended February 28, 2021
Operations
Net investment income	$ 5,359,607	$ 15,062,223
Net realized gains on investments	118,522,311	109,367,052
Net change in unrealized gains (losses) on investments	22,190,323	68,934,110
Net increase in net assets resulting from operations	146,072,241	193,363,385
Capital transactions
Transactions in investors’ beneficial interests
Contributions	30,124,712	187,853,147
Withdrawals	(125,834,046)	(538,830,448)
Net decrease in net assets resulting from capital transactions	(95,709,334)	(350,977,301)
Total increase (decrease) in net assets	50,362,907	(157,613,916)
Net assets
Beginning of period	803,815,693	961,429,609
End of period	$ 854,178,600	$ 803,815,693
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio  |  23

Financial highlights
		Year ended February 28
	Six months ended August 31, 2021 (unaudited)	2021	2020 [1]	2019	2018 [2]
Total return[3]	19.19%	24.03%	4.00%	7.60%	11.92%
Ratios to average net assets (annualized)
Gross expenses	0.12%	0.12%	0.12%	0.12%	0.12%
Net expenses	0.10% *	0.10% *	0.11%	0.11%	0.12%
Net investment income	1.28%	1.72%	2.10%	2.09%	1.94%
Supplemental data
Portfolio turnover rate	37%	71%	25%	23%	75%

*	Ratios reflect expenses which were voluntarily waived by the adviser. Without these voluntary waivers, the net expense ratios would be increased by the following amounts:

Six months ended August 31, 2021 (unaudited)	0.02%
Year ended February 28, 2021	0.02%

[1]	Year ended February 29
[2]	For the period from May 23, 2017 (commencement of operations) to February 28, 2018
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Investment Company Act of 1933.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Portfolio, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Portfolio's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Portfolio’s investment advisory agreement and subadvisory agreements. The Portfolio’s Board of Trustees approved a new investment advisory agreement and a new subadvisory agreement which were subsequently approved on behalf of the feeder funds that were investors in the Portfolio at the close of business on May 28, 2021. The new agreements will take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures

Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio  |  25

Notes to financial statements (unaudited)
contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2021, the aggregate cost of all investments for federal income tax purposes was $627,325,687 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$233,903,011
Gross unrealized losses	(11,461,146)
Net unrealized gains	$222,441,865
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26  |  Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of August 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 94,186,834	$0	$0	$ 94,186,834
Consumer discretionary	94,549,724	0	0	94,549,724
Consumer staples	51,050,068	0	0	51,050,068
Energy	15,769,531	0	0	15,769,531
Financials	80,247,968	0	0	80,247,968
Health care	119,289,570	0	0	119,289,570
Industrials	79,550,959	0	0	79,550,959
Information technology	241,393,397	0	0	241,393,397
Materials	16,912,874	0	0	16,912,874
Real estate	19,342,027	0	0	19,342,027
Utilities	20,999,023	0	0	20,999,023
Short-term investments
Investment companies	15,976,880	0	0	15,976,880
	849,268,855	0	0	849,268,855
Futures contracts	498,697	0	0	498,697
Total assets	$849,767,552	$0	$0	$849,767,552
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended August 31, 2021, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $5 billion	0.100%
Next $5 billion	0.080
Over $10 billion	0.060
For the six months ended August 31, 2021, the advisory fee was equivalent to an annual rate of 0.10% of the Portfolio’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.06% and declining to 0.04% as the average daily net assets of the Portfolio increase.

Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio  |  27

Notes to financial statements (unaudited)
Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended August 31, 2021 were $299,168,561 and $376,434,005, respectively.
6. DERIVATIVE TRANSACTIONS
During the six months ended August 31, 2021, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $30,158,836 in long futures contracts during the six months ended August 31, 2021.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7. BANK BORROWINGS
The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended August 31, 2021, there were no borrowings by the Portfolio under the agreement.
8. CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.

28  |  Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio

Notes to financial statements (unaudited)
The Board of Trustees of the Wells Fargo Funds approved a change in the Portfolio's name to remove “Wells Fargo” from the Portfolio's name and replace with “Allspring” on December 6, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Portfolio's adviser, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC will each be rebranded as Allspring.

Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio  |  29

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30  |  Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Wells Fargo Legal Department since 2018. Previously, Director and Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a meeting held on May 17-19, 2021 (the “Meeting”), the Board of the Trust, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for each of the portfolios of the Trust identified in the table below (individually, a “Portfolio” and collectively, the “Portfolios”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) with the sub-adviser(s) identified in the table below (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) for the corresponding Portfolio identified. The Advisory Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”
Master Portfolios	Sub-Advisers
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Wells Capital Management Incorporated
Wells Fargo Emerging Markets Bond Portfolio	Wells Fargo Asset Management (International) Limited and Wells Capital Management Incorporated
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced International Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo High Yield Corporate Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo Investment Grade Corporate Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Strategic Retirement Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo U.S. REIT Portfolio	Wells Capital Management Incorporated
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Advisers, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment advisory agreement with Funds Management and a new investment sub-advisory agreement with each of the Sub-Advisers (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Portfolios’ shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Advisers to continue providing services to the Portfolios while the Portfolios continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of

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Board considerations (unaudited)
Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation or the absence of compensation payable to Funds Management and each of the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Portfolios as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board noted that each of the Portfolios replicates the performance of a proprietary index provided by an affiliate of Funds Management, except that each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, and Wells Fargo Strategic Retirement Bond Portfolio track the performance of a third party index. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Portfolios.
Portfolio investment performance and expenses
The Board considered the investment performance results for each of the Portfolios over the one- and three-year periods ended December 31, 2020, except for the Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, for which the Board considered the investment performance results for the quarter ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each respective Portfolios (each, a “Universe”), and in comparison to each Portfolios’ benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted the short performance history of the Portfolios.

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Board considerations (unaudited)
With respect to the investment performance of each Portfolio relative to its respective Universe, the Board noted the following: (i) the investment performance of each of Wells Fargo Factor Enhanced International Equity Portfolio and Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio was higher than such Portfolio’s respective Universe for the one- and three-year periods under review; (ii) the investment performance of each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, and Wells Fargo Investment Grade Corporate Bond Portfolio was higher than such Portfolio’s respective Universe for the three-year period under review, and lower than such Portfolio’s respective Universe for the one-year period under review; (iii) the investment performance of each of Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio was lower than such Portfolio’s respective Universe for the one- and three-year periods under review; and (iv) the Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio launched on July 1, 2020 and, given its short operational history, had no historical performance.
With respect to the investment performance of each Portfolio relative to its respective benchmark index, the Board noted the following: (i) the investment performance of each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, and Wells Fargo Strategic Retirement Bond Portfolio was higher than or in range of such Portfolio’s respective benchmark index for all periods under review; (ii) the investment performance of Wells Fargo U.S. REIT Portfolio was in range of the Portfolio’s benchmark index for the three-year period under review, and was lower than the Portfolio’s benchmark index for the one-year period under review; and (iii) the investment performance of each of Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio, and Wells Fargo High Yield Corporate Bond Portfolio was lower than such Portfolio’s respective benchmark index for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of each of Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio relative to such Portfolio’s Universe and benchmark index for the periods identified above.
The Board also received and considered information regarding the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged to the Portfolios, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
The Board took into account the Portfolios’ investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Portfolios to Funds Management under the Advisory Agreement. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Portfolios’ Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the Portfolios in the expense Groups. The Board noted that the Management Rates of the Portfolios were lower than, equal to, or in range of the sum of these average rates for the Portfolios’ expense Groups.
The Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of these amounts, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of certain Portfolios. In this regard, the Board received information about the significantly greater scope of services, and compliance,

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Board considerations (unaudited)
reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the funds family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Portfolios and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolios to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolios’ management fee structure, which operate generally to reduce the Portfolios’ expense ratios as the Portfolios grow in size, and the size of the Portfolios in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Portfolios, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolios and their shareholders.
Other benefits to Funds Management and the Sub-Advisers
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ businesses as a result of their relationships with the Portfolios. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital Management Incorporated from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”, and the series identified below, the “Portfolios”) approved the continuation of each Portfolio’s current Investment Advisory Agreement (the “Current Investment Advisory Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Disciplined Large Cap Portfolio
Wells Fargo Diversified Large Cap Growth Portfolio
Wells Fargo Disciplined International Developed Markets Portfolio
Wells Fargo Large Company Value Portfolio
Wells Fargo Managed Fixed Income Portfolio
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio
Wells Fargo Emerging Markets Bond Portfolio
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio
Wells Fargo Factor Enhanced International Equity Portfolio
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio
Wells Fargo High Yield Corporate Bond Portfolio
Wells Fargo Investment Grade Corporate Bond Portfolio
Wells Fargo Strategic Retirement Bond Portfolio
Wells Fargo U.S. REIT Portfolio
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Portfolios (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Portfolio’s Current Agreements under the 1940 Act that will result in the automatic termination of each Portfolio’s Current Agreements. In light of the expected termination of each Portfolio’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved: (i) a new Investment Advisory Agreement (the “New Investment Advisory Agreement”) between the Trust, on behalf of each Portfolio, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Portfolio, Funds Management and Wells Capital; and (iii) a new Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”) among the Trust, on behalf of Emerging Markets Bond Portfolio, Funds Management and WFAM(I) Ltd (“WFAMI”); and (iv) a new Sub-Advisory Agreement (the “New Galliard Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of Managed Fixed Income Portfolio, Funds Management and Galliard Capital Management, LLC (“Galliard”, and together with Wells Capital and WFAMI, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in

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Board considerations (unaudited)
connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Portfolios.
■	Impact of the Transaction on the Portfolios and their Shareholders: (i) information regarding anticipated benefits to the Portfolios as a result of the Transaction; (ii) a commitment that the Portfolios would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Portfolios in a manner consistent with each Portfolio’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Portfolios as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Portfolios will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Portfolios after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Portfolios by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Portfolios and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Portfolio performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Portfolio to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Portfolio’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Portfolio in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Portfolio(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio  |  39

Board considerations (unaudited)
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to each Portfolio by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and administrative services covered by the Current Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from the Advisers that each Portfolio will continue to be advised by its current Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Portfolios after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Portfolios, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Portfolios and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Portfolios and their shareholders.
Investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Portfolio over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Portfolio (the “Universe”), and in comparison to each Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Portfolios relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.

40  |  Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio

Board considerations (unaudited)
Investment advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual investment advisory fee rate that is payable by each Portfolio to Funds Management for investment advisory services under the Current Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the applicable Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Portfolio’s Advisory Agreement Rate with those of other funds in the Portfolio’s expense Group at a common asset level.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Agreement Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Advisory Agreement Rates or the Sub-Advisory Agreement Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Advisory Agreement and to each of the Sub-Advisers under the applicable new Sub-Advisory Agreement was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Portfolio will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of advisory services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Portfolio shareholders. The Board noted the existence of breakpoints in each Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The

Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio  |  41

Board considerations (unaudited)
Board considered that, in addition to advisory fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Portfolios resulting from enhanced distribution capabilities for their investing funds. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Portfolio, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Portfolios. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Portfolios might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term.

42  |  Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio  |  43

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Portfolio's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Portfolio's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.

Semi-Annual Report
August 31, 2021
Wells Fargo
Factor Enhanced U.S. Low Volatility Equity Portfolio

 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio  |  1

Portfolio information (unaudited)
Investment objective	The Portfolio seeks long-term capital appreciation.
Adviser	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Dennis Beinn, CFA®‡, Harindra de Silva, Ph.D., CFA®‡, Monisha Jayakumar
Ten largest holdings (%) as of August 31, 2021[1]
Accenture plc Class A	1.85
Microsoft Corporation	1.80
The Kroger Company	1.67
Eli Lilly & Company	1.65
Waste Management Incorporated	1.63
Johnson & Johnson	1.51
Regeneron Pharmaceuticals Incorporated	1.51
Adobe Incorporated	1.50
Gilead Sciences Incorporated	1.45
Republic Services Incorporated	1.41
[1]	Figures represent the percentage of the Portfolio's net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of August 31, 2021[1]
[1]	Figures represent the percentage of the Portfolio's long-term investments. These amounts are subject to change and may have changed since the date specified.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2  |  Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Common stocks: 98.05%
Communication services: 10.03%
Diversified telecommunication services: 1.67%
AT&T Incorporated	5,364	$ 147,081
Verizon Communications Incorporated	5,126	281,930
		429,011
Entertainment: 3.54%
Activision Blizzard Incorporated	2,834	233,437
Electronic Arts Incorporated	1,521	220,864
Netflix Incorporated †	84	47,812
Roku Incorporated †	8	2,819
Take-Two Interactive Software Incorporated †	997	160,736
The Walt Disney Company †	1,360	246,568
		912,236
Interactive media & services: 1.58%
Alphabet Incorporated Class A †	8	23,152
Alphabet Incorporated Class C †	115	334,563
Facebook Incorporated Class A †	50	18,969
IAC/InterActiveCorp	229	30,239
		406,923
Media: 1.85%
Altice USA Incorporated †	110	3,018
Charter Communications Incorporated Class A †	142	115,966
Comcast Corporation Class A	2,797	169,722
Fox Corporation Class A	265	9,922
Fox Corporation Class B	374	12,952
Interpublic Group of Companies Incorporated	286	10,648
Liberty Global plc Class A †	379	10,892
News Corporation Class A	4,470	100,441
Omnicom Group Incorporated	581	42,541
Sirius XM Holdings Incorporated	232	1,455
		477,557
Wireless telecommunication services: 1.39%
T-Mobile US Incorporated †	2,605	356,937
Consumer discretionary: 7.15%
Automobiles: 0.01%
Ford Motor Company †	252	3,284
Hotels, restaurants & leisure: 2.25%
Domino's Pizza Incorporated	147	75,983
McDonald's Corporation	1,259	298,962
Starbucks Corporation	1,627	191,156
Yum! Brands Incorporated	107	14,020
		580,121
Household durables: 0.15%
Garmin Limited	213	37,154
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio  |  3

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Internet & direct marketing retail: 0.39%
Amazon.com Incorporated †	22	$ 76,357
Chewy Incorporated Class A †	93	8,195
eBay Incorporated	201	15,425
		99,977
Leisure products: 0.28%
Peloton Interactive Incorporated Class A †	706	70,734
Multiline retail: 1.96%
Dollar General Corporation	615	137,090
Dollar Tree Incorporated †	601	54,415
Target Corporation	1,266	312,677
		504,182
Specialty retail: 1.59%
AutoZone Incorporated †	82	127,030
O'Reilly Automotive Incorporated †	143	84,953
The Home Depot Incorporated	604	197,013
		408,996
Textiles, apparel & luxury goods: 0.52%
Nike Incorporated Class B	819	134,922
Consumer staples: 10.77%
Beverages: 1.57%
Boston Beer Company Incorporated Class A †	72	41,055
Molson Coors Brewing Company Class B	34	1,616
PepsiCo Incorporated	2,307	360,792
		403,463
Food & staples retailing: 2.83%
Costco Wholesale Corporation	83	37,806
The Kroger Company	9,359	430,795
Walmart Incorporated	1,761	260,804
		729,405
Food products: 3.48%
Archer Daniels Midland Company	815	48,900
Bunge Limited	399	30,208
Campbell Soup Company	886	36,973
General Mills Incorporated	232	13,412
Hormel Foods Corporation	3,364	153,197
Kellogg Company	1,423	89,848
McCormick & Company Incorporated	138	11,908
Mondelez International Incorporated Class A	1,707	105,953
The Hershey Company	1,832	325,546
The J.M. Smucker Company	478	59,114
Tyson Foods Incorporated Class A	257	20,180
		895,239
Household products: 2.78%
Church & Dwight Company Incorporated	1,078	90,185
Colgate-Palmolive Company	1,528	119,108
Kimberly-Clark Corporation	599	82,548
The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Household products (continued)
The Clorox Company	555	$ 93,268
The Procter & Gamble Company	2,317	329,918
		715,027
Tobacco: 0.11%
Philip Morris International Incorporated	268	27,604
Energy: 0.19%
Oil, gas & consumable fuels: 0.19%
Cheniere Energy Incorporated †	572	50,027
Financials: 6.10%
Capital markets: 1.55%
Ameriprise Financial Incorporated	51	13,918
Cboe Global Markets Incorporated	670	84,521
CME Group Incorporated	569	114,779
Intercontinental Exchange Incorporated	740	88,452
Raymond James Financial Incorporated	31	4,337
SEI Investments Company	287	18,026
T. Rowe Price Group Incorporated	51	11,417
The NASDAQ Incorporated	34	6,657
Tradeweb Markets Incorporated Class A	657	57,166
		399,273
Diversified financial services: 0.46%
Berkshire Hathaway Incorporated Class B †	412	117,737
Insurance: 3.92%
Alleghany Corporation †	17	11,504
Aon plc Class A	715	205,105
Arthur J. Gallagher & Company	1,140	163,727
Assurant Incorporated	52	8,846
Brown & Brown Incorporated	1,363	79,122
Erie Indemnity Company Class A	90	15,938
Everest Reinsurance Group Limited	16	4,238
Marsh & McLennan Companies Incorporated	1,247	196,028
Progressive Corporation	1,080	104,047
The Allstate Corporation	819	110,794
The Travelers Companies Incorporated	393	62,766
W.R. Berkley Corporation	47	3,540
Willis Towers Watson plc	204	45,027
		1,010,682
Mortgage REITs: 0.17%
AGNC Investment Corporation	1,494	24,367
Annaly Capital Management Incorporated	2,183	18,970
		43,337
Health care: 18.74%
Biotechnology: 6.39%
AbbVie Incorporated	100	12,078
Amgen Incorporated	413	93,144
Biogen Incorporated †	34	11,523
BioMarin Pharmaceutical Incorporated †	452	38,063
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio  |  5

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Biotechnology (continued)
Gilead Sciences Incorporated	5,121	$ 372,706
Horizon Therapeutics plc †	1,127	121,817
Incyte Corporation †	1,111	84,980
Moderna Incorporated †	501	188,722
Regeneron Pharmaceuticals Incorporated †	577	388,552
Seagen Incorporated †	194	32,514
Vertex Pharmaceuticals Incorporated †	1,501	300,634
		1,644,733
Health care equipment & supplies: 4.16%
Abbott Laboratories	616	77,844
Baxter International Incorporated	1,505	114,711
Becton Dickinson & Company	248	62,422
Danaher Corporation	1,054	341,665
Dentsply Sirona Incorporated	32	1,974
IDEXX Laboratories Incorporated †	5	3,369
Masimo Corporation †	226	61,368
Medtronic plc	2,096	279,774
The Cooper Companies Incorporated	170	76,621
West Pharmaceutical Services Incorporated	107	48,323
Zimmer Biomet Holdings Incorporated	21	3,159
		1,071,230
Health care providers & services: 1.29%
Anthem Incorporated	298	111,789
Humana Incorporated	34	13,784
Molina Healthcare Incorporated †	50	13,439
UnitedHealth Group Incorporated	464	193,149
		332,161
Health care technology: 0.33%
Cerner Corporation	715	54,590
Teladoc Incorporated †	50	7,221
Veeva Systems Incorporated Class A †	70	23,239
		85,050
Life sciences tools & services: 0.56%
10x Genomics Incorporated Class A †	277	48,730
Agilent Technologies Incorporated	90	15,792
Avantor Incorporated †	56	2,209
Bio-Rad Laboratories Incorporated Class A †	87	70,019
Mettler-Toledo International Incorporated †	5	7,764
		144,514
Pharmaceuticals: 6.01%
Bristol-Myers Squibb Company	1,357	90,729
Eli Lilly & Company	1,642	424,112
Jazz Pharmaceuticals plc †	50	6,586
Johnson & Johnson	2,247	389,023
Merck & Company Incorporated	3,947	301,117
Pfizer Incorporated	5,092	234,588
Zoetis Incorporated	486	99,416
		1,545,571
The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Industrials: 9.25%
Aerospace & defense: 0.25%
General Dynamics Corporation	37	$ 7,411
Lockheed Martin Corporation	107	38,499
Northrop Grumman Corporation	46	16,914
		62,824
Air freight & logistics: 1.34%
C.H. Robinson Worldwide Incorporated	1,798	161,928
Expeditors International of Washington Incorporated	1,021	127,257
United Parcel Service Incorporated Class B	284	55,559
		344,744
Building products: 0.05%
Carrier Global Corporation	210	12,096
Commercial services & supplies: 4.45%
Republic Services Incorporated	2,912	361,467
Rollins Incorporated	1,007	39,192
Waste Connections Incorporated	2,518	325,351
Waste Management Incorporated	2,709	420,193
		1,146,203
Electrical equipment: 0.71%
Eaton Corporation plc	57	9,597
Generac Holdings Incorporated †	343	149,884
Sensata Technologies Holding plc †	408	24,145
		183,626
Industrial conglomerates: 0.49%
3M Company	85	16,553
Honeywell International Incorporated	474	109,925
		126,478
Machinery: 0.37%
Cummins Incorporated	50	11,799
Deere & Company	186	70,314
Otis Worldwide Corporation	134	12,357
		94,470
Professional services: 0.54%
Booz Allen Hamilton Holding Corporation	940	76,995
Jacobs Engineering Group Incorporated	215	29,016
Robert Half International Incorporated	145	14,993
Verisk Analytics Incorporated	93	18,764
		139,768
Road & rail: 1.05%
AMERCO	83	54,875
J.B. Hunt Transport Services Incorporated	140	24,836
Knight-Swift Transportation Holdings Incorporated	176	9,140
Old Dominion Freight Line Incorporated	631	182,182
		271,033
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio  |  7

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Information technology: 24.98%
Communications equipment: 2.02%
Arista Networks Incorporated †	36	$ 13,303
Cisco Systems Incorporated	2,828	166,909
Juniper Networks Incorporated	1,066	30,893
Motorola Solutions Incorporated	1,267	309,427
		520,532
Electronic equipment, instruments & components: 2.06%
Amphenol Corporation Class A	2,053	157,321
Arrow Electronics Incorporated †	570	69,095
Keysight Technologies Incorporated †	1,314	235,705
TE Connectivity Limited	91	13,670
Zebra Technologies Corporation Class A †	91	53,432
		529,223
IT services: 11.06%
Accenture plc Class A	1,418	477,242
Akamai Technologies Incorporated †	1,269	143,714
Automatic Data Processing Incorporated	809	169,113
Broadridge Financial Solutions Incorporated	771	132,782
Cloudflare Incorporated Class A †	647	78,119
Cognizant Technology Solutions Corporation Class A	1,898	144,836
EPAM Systems Incorporated †	255	161,367
Fidelity National Information Services Incorporated	627	80,112
Fiserv Incorporated †	1,451	170,913
Gartner Incorporated †	30	9,262
International Business Machines Corporation	561	78,731
Jack Henry & Associates Incorporated	972	171,441
MasterCard Incorporated Class A	411	142,301
Paychex Incorporated	2,973	340,319
The Western Union Company	6,104	132,091
VeriSign Incorporated †	381	82,395
Visa Incorporated Class A	1,445	331,050
		2,845,788
Semiconductors & semiconductor equipment: 1.28%
Analog Devices Incorporated	43	7,083
Broadcom Incorporated	110	54,693
Intel Corporation	45	2,433
ON Semiconductor Corporation †	39	1,730
Qualcomm Incorporated	86	12,615
Texas Instruments Incorporated	1,317	251,428
		329,982
Software: 8.46%
Adobe Incorporated †	581	385,610
Black Knight Incorporated †	1,477	111,765
Citrix Systems Incorporated	1,534	157,803
Dropbox Incorporated Class A †	313	9,925
Fortinet Incorporated †	107	33,720
Intuit Incorporated	158	89,445
Microsoft Corporation	1,536	463,688
NortonLifeLock Incorporated	1,929	51,234
Oracle Corporation	3,469	309,192
The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Software (continued)
Palo Alto Networks Incorporated †	140	$ 64,546
SS&C Technologies Holdings Incorporated	224	16,948
Synopsys Incorporated †	84	27,908
Tyler Technologies Incorporated †	515	250,136
VMware Incorporated Class A †	52	7,741
Zoom Video Communications Incorporated †	361	104,510
Zscaler Incorporated †	339	94,357
		2,178,528
Technology hardware, storage & peripherals: 0.10%
Apple Incorporated	167	25,356
Materials: 1.16%
Chemicals: 0.19%
Air Products & Chemicals Incorporated	116	31,263
Dow Incorporated	68	4,277
Eastman Chemical Company	34	3,847
LyondellBasell Industries NV Class A	10	1,004
The Mosaic Company	225	7,241
		47,632
Metals & mining: 0.97%
Newmont Corporation	4,307	249,763
Real estate: 2.61%
Equity REITs: 2.61%
American Tower Corporation	122	35,645
Camden Property Trust	28	4,201
Crown Castle International Corporation	710	138,230
Extra Space Storage Incorporated	721	134,762
Iron Mountain Incorporated	139	6,637
Mid-America Apartment Communities Incorporated	53	10,196
Public Storage Incorporated	978	316,491
SBA Communications Corporation	37	13,282
Weyerhaeuser Company	313	11,268
		670,712
Utilities: 7.07%
Electric utilities: 4.91%
Alliant Energy Corporation	449	27,295
American Electric Power Company Incorporated	1,123	100,587
Duke Energy Corporation	2,476	259,138
Evergy Incorporated	21	1,437
Eversource Energy	454	41,191
Exelon Corporation	155	7,598
NextEra Energy Incorporated	3,989	335,036
The Southern Company	3,898	256,216
Xcel Energy Incorporated	3,438	236,363
		1,264,861
Gas utilities: 0.05%
UGI Corporation	254	11,763
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio  |  9

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Multi-utilities: 1.91%
CenterPoint Energy Incorporated	386	$ 9,685
CMS Energy Corporation	908	58,230
Consolidated Edison Incorporated	2,733	206,205
Dominion Energy Incorporated	692	53,865
DTE Energy Company	97	11,673
Public Service Enterprise Group Incorporated	65	4,156
WEC Energy Group Incorporated	1,569	148,239
		492,053
Water utilities: 0.20%
American Water Works Company Incorporated	283	51,577
Total Common stocks (Cost $20,537,162)		25,236,099

		Yield
Short-term investments: 1.36%
Investment companies: 1.36%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03%	351,068	351,068
Total Short-term investments (Cost $351,068)				351,068
Total investments in securities (Cost $20,888,230)	99.41%			25,587,167
Other assets and liabilities, net	0.59			150,735
Total net assets	100.00%			$25,737,902

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Wells Fargo Government Money Market Fund Select Class	$302,669	$3,105,291	$(3,056,892)	$0	$0	$351,068	351,068	$89
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	2	9-17-2021	$439,330	$452,050	$12,720	$0
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio

Statement of assets and liabilities—August 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $20,537,162)	$ 25,236,099
Investments in affiliated securites, at value (cost $351,068)	351,068
Cash at broker segregated for futures contracts	140,000
Receivable for dividends	33,969
Receivable from adviser	3,730
Prepaid expenses and other assets	882
Total assets	25,765,748
Liabilities
Professional fees payable	17,655
Custodian and accounting fee payable	7,778
Payable for daily variation margin on open futures contracts	470
Trustees’ fees and expenses payable	101
Accrued expenses and other liabilities	1,842
Total liabilities	27,846
Total net assets	$25,737,902
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio  |  11

Statement of operations—six months ended August 31, 2021 (unaudited)

Investment income
Dividends (net of foreign withholdings taxes of $2,139)	$ 212,625
Income from affiliated securities	89
Total investment income	212,714
Expenses
Advisory fee	13,084
Custody and accounting fees	6,174
Professional fees	26,214
Interest holder report expenses	5,069
Trustees’ fees and expenses	9,715
Other fees and expenses	3,271
Total expenses	63,527
Less: Fee waivers and/or expense reimbursements	(45,209)
Net expenses	18,318
Net investment income	194,396
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	828,170
Futures contracts	116,017
Net realized gains on investments	944,187
Net change in unrealized gains (losses) on
Unaffiliated securities	3,306,466
Futures contracts	16,617
Net change in unrealized gains (losses) on investments	3,323,083
Net realized and unrealized gains (losses) on investments	4,267,270
Net increase in net assets resulting from operations	$4,461,666
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio

Statement of changes in net assets

	Six months ended August 31, 2021 (unaudited)	Year ended February 28, 2021[1]
Operations
Net investment income	$ 194,396	$ 264,813
Net realized gains on investments	944,187	580,835
Net change in unrealized gains (losses) on investments	3,323,083	1,388,574
Net increase in net assets resulting from operations	4,461,666	2,234,222
Capital transactions
Transactions in investors’ beneficial interests
Contributions	685,498	27,817,254
Withdrawals	(4,914,639)	(4,546,099)
Net increase (decrease) in net assets resulting from capital transactions	(4,229,141)	23,271,155
Total increase in net assets	232,525	25,505,377
Net assets
Beginning of period	25,505,377	0
End of period	$25,737,902	$25,505,377
[1]	For the period from July 1, 2020 (commencement of operations) to February 28, 2021
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio  |  13

Financial highlights
		Year ended February 28
	Six months ended August 31, 2021 (unaudited)	2021 [1]
Total return[2]	18.66%	9.42%
Ratios to average net assets (annualized)
Gross expenses	0.49%	0.63%
Net expenses	0.14% *	0.14% *
Net investment income	1.49%	1.64%
Supplemental data
Portfolio turnover rate	15%	18%

*	Ratios reflect expenses which were voluntarily waived by the adviser. Without these voluntary waivers, the net expense ratios would be increased by the following amounts:

Six months ended August 31, 2021 (unaudited)	0.35%
Year ended February 28, 2021	0.49%

[1]	For the period from July 1, 2020 (commencement of operations) to February 28, 2021
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio (the "Portfolio") which is a diversified series of the Trust that commenced operations on July 1, 2020.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Investment Company Act of 1933.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Portfolio, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Portfolio's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Portfolio’s investment advisory agreement and subadvisory agreements. The Portfolio’s Board of Trustees approved a new investment advisory agreement and a new subadvisory agreement which were subsequently approved on behalf of the feeder funds that were investors in the Portfolio at the close of business on May 28, 2021. The new agreements will take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally

Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio  |  15

Notes to financial statements (unaudited)
entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the current fiscal year since commencement of operations are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2021, the aggregate cost of all investments for federal income tax purposes was $20,885,443 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$5,112,167
Gross unrealized losses	(397,723)
Net unrealized gains	$4,714,444
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

16  |  Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of August 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 2,582,664	$0	$0	$ 2,582,664
Consumer discretionary	1,839,370	0	0	1,839,370
Consumer staples	2,770,738	0	0	2,770,738
Energy	50,027	0	0	50,027
Financials	1,571,029	0	0	1,571,029
Health care	4,823,259	0	0	4,823,259
Industrials	2,381,242	0	0	2,381,242
Information technology	6,429,409	0	0	6,429,409
Materials	297,395	0	0	297,395
Real estate	670,712	0	0	670,712
Utilities	1,820,254	0	0	1,820,254
Short-term investments
Investment companies	351,068	0	0	351,068
	25,587,167	0	0	25,587,167
Futures contracts	12,720	0	0	12,720
Total assets	$25,599,887	$0	$0	$25,599,887
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended August 31, 2021, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $5 billion	0.100%
Next $5 billion	0.080
Over $10 billion	0.060
For the six months ended August 31, 2021, the advisory fee was equivalent to an annual rate of 0.10% of the Portfolio’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.06% and declining to 0.04% as the average daily net assets of the Portfolio increase.

Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio  |  17

Notes to financial statements (unaudited)
Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. BANK BORROWINGS
The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended August 31, 2021, there were no borrowings by the Portfolio under the agreement.
6. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended August 31, 2021 were $3,822,244 and $7,791,530, respectively.
7. DERIVATIVE TRANSACTIONS
During the six months ended August 31, 2021, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $699,076 in long futures contracts during the six months ended August 31, 2021.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.

18  |  Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio

Notes to financial statements (unaudited)
The Board of Trustees of the Wells Fargo Funds approved a change in the Portfolio's name to remove “Wells Fargo” from the Portfolio's name and replace with “Allspring” on December 6, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Portfolio's adviser, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC will each be rebranded as Allspring.

Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio  |  19

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

20  |  Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Wells Fargo Legal Department since 2018. Previously, Director and Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a meeting held on May 17-19, 2021 (the “Meeting”), the Board of the Trust, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for each of the portfolios of the Trust identified in the table below (individually, a “Portfolio” and collectively, the “Portfolios”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) with the sub-adviser(s) identified in the table below (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) for the corresponding Portfolio identified. The Advisory Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”
Master Portfolios	Sub-Advisers
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Wells Capital Management Incorporated
Wells Fargo Emerging Markets Bond Portfolio	Wells Fargo Asset Management (International) Limited and Wells Capital Management Incorporated
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced International Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo High Yield Corporate Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo Investment Grade Corporate Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Strategic Retirement Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo U.S. REIT Portfolio	Wells Capital Management Incorporated
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Advisers, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment advisory agreement with Funds Management and a new investment sub-advisory agreement with each of the Sub-Advisers (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Portfolios’ shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Advisers to continue providing services to the Portfolios while the Portfolios continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of

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Board considerations (unaudited)
Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation or the absence of compensation payable to Funds Management and each of the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Portfolios as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board noted that each of the Portfolios replicates the performance of a proprietary index provided by an affiliate of Funds Management, except that each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, and Wells Fargo Strategic Retirement Bond Portfolio track the performance of a third party index. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Portfolios.
Portfolio investment performance and expenses
The Board considered the investment performance results for each of the Portfolios over the one- and three-year periods ended December 31, 2020, except for the Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, for which the Board considered the investment performance results for the quarter ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each respective Portfolios (each, a “Universe”), and in comparison to each Portfolios’ benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted the short performance history of the Portfolios.

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Board considerations (unaudited)
With respect to the investment performance of each Portfolio relative to its respective Universe, the Board noted the following: (i) the investment performance of each of Wells Fargo Factor Enhanced International Equity Portfolio and Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio was higher than such Portfolio’s respective Universe for the one- and three-year periods under review; (ii) the investment performance of each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, and Wells Fargo Investment Grade Corporate Bond Portfolio was higher than such Portfolio’s respective Universe for the three-year period under review, and lower than such Portfolio’s respective Universe for the one-year period under review; (iii) the investment performance of each of Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio was lower than such Portfolio’s respective Universe for the one- and three-year periods under review; and (iv) the Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio launched on July 1, 2020 and, given its short operational history, had no historical performance.
With respect to the investment performance of each Portfolio relative to its respective benchmark index, the Board noted the following: (i) the investment performance of each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, and Wells Fargo Strategic Retirement Bond Portfolio was higher than or in range of such Portfolio’s respective benchmark index for all periods under review; (ii) the investment performance of Wells Fargo U.S. REIT Portfolio was in range of the Portfolio’s benchmark index for the three-year period under review, and was lower than the Portfolio’s benchmark index for the one-year period under review; and (iii) the investment performance of each of Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio, and Wells Fargo High Yield Corporate Bond Portfolio was lower than such Portfolio’s respective benchmark index for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of each of Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio relative to such Portfolio’s Universe and benchmark index for the periods identified above.
The Board also received and considered information regarding the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged to the Portfolios, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
The Board took into account the Portfolios’ investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Portfolios to Funds Management under the Advisory Agreement. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Portfolios’ Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the Portfolios in the expense Groups. The Board noted that the Management Rates of the Portfolios were lower than, equal to, or in range of the sum of these average rates for the Portfolios’ expense Groups.
The Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of these amounts, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of certain Portfolios. In this regard, the Board received information about the significantly greater scope of services, and compliance,

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Board considerations (unaudited)
reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the funds family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Portfolios and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolios to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolios’ management fee structure, which operate generally to reduce the Portfolios’ expense ratios as the Portfolios grow in size, and the size of the Portfolios in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Portfolios, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolios and their shareholders.
Other benefits to Funds Management and the Sub-Advisers
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ businesses as a result of their relationships with the Portfolios. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital Management Incorporated from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”, and the series identified below, the “Portfolios”) approved the continuation of each Portfolio’s current Investment Advisory Agreement (the “Current Investment Advisory Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Disciplined Large Cap Portfolio
Wells Fargo Diversified Large Cap Growth Portfolio
Wells Fargo Disciplined International Developed Markets Portfolio
Wells Fargo Large Company Value Portfolio
Wells Fargo Managed Fixed Income Portfolio
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio
Wells Fargo Emerging Markets Bond Portfolio
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio
Wells Fargo Factor Enhanced International Equity Portfolio
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio
Wells Fargo High Yield Corporate Bond Portfolio
Wells Fargo Investment Grade Corporate Bond Portfolio
Wells Fargo Strategic Retirement Bond Portfolio
Wells Fargo U.S. REIT Portfolio
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Portfolios (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Portfolio’s Current Agreements under the 1940 Act that will result in the automatic termination of each Portfolio’s Current Agreements. In light of the expected termination of each Portfolio’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved: (i) a new Investment Advisory Agreement (the “New Investment Advisory Agreement”) between the Trust, on behalf of each Portfolio, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Portfolio, Funds Management and Wells Capital; and (iii) a new Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”) among the Trust, on behalf of Emerging Markets Bond Portfolio, Funds Management and WFAM(I) Ltd (“WFAMI”); and (iv) a new Sub-Advisory Agreement (the “New Galliard Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of Managed Fixed Income Portfolio, Funds Management and Galliard Capital Management, LLC (“Galliard”, and together with Wells Capital and WFAMI, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in

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Board considerations (unaudited)
connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Portfolios.
■	Impact of the Transaction on the Portfolios and their Shareholders: (i) information regarding anticipated benefits to the Portfolios as a result of the Transaction; (ii) a commitment that the Portfolios would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Portfolios in a manner consistent with each Portfolio’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Portfolios as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Portfolios will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Portfolios after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Portfolios by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Portfolios and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Portfolio performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Portfolio to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Portfolio’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Portfolio in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Portfolio(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio  |  29

Board considerations (unaudited)
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to each Portfolio by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and administrative services covered by the Current Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from the Advisers that each Portfolio will continue to be advised by its current Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Portfolios after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Portfolios, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Portfolios and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Portfolios and their shareholders.
Investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Portfolio over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Portfolio (the “Universe”), and in comparison to each Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Portfolios relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.

30  |  Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio

Board considerations (unaudited)
Investment advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual investment advisory fee rate that is payable by each Portfolio to Funds Management for investment advisory services under the Current Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the applicable Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Portfolio’s Advisory Agreement Rate with those of other funds in the Portfolio’s expense Group at a common asset level.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Agreement Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Advisory Agreement Rates or the Sub-Advisory Agreement Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Advisory Agreement and to each of the Sub-Advisers under the applicable new Sub-Advisory Agreement was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Portfolio will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of advisory services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Portfolio shareholders. The Board noted the existence of breakpoints in each Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The

Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio  |  31

Board considerations (unaudited)
Board considered that, in addition to advisory fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Portfolios resulting from enhanced distribution capabilities for their investing funds. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Portfolio, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Portfolios. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Portfolios might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term.

32  |  Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio  |  33

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Portfolio's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Portfolio's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.

Semi-Annual Report
August 31, 2021
Wells Fargo
Factor Enhanced U.S. Small Cap Equity Portfolio

 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio  |  1

Portfolio information (unaudited)
Investment objective	The Portfolio seeks long-term capital appreciation.
Adviser	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Dennis Beinn, CFA®‡, Harindra de Silva, Ph.D., CFA®‡, Monisha Jayakumar
Holdings (%) as of August 31, 2021[1]
AMC Entertainment Holdings Class A	0.61
Intellia Therapeutics Incorporated	0.33
Halozyme Therapeutics Incorporated	0.27
Tenet Healthcare Corporation	0.27
Blueprint Medicines Corporation	0.27
Crocs Incorporated	0.26
J2 Global Incorporated	0.25
Alkermes plc	0.24
Lattice Semiconductor Corporation	0.24
BJ's Wholesale Club Holdings Incorporated	0.23
[1]	Figures represent the percentage of the Portfolio's net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of August 31, 2021[1]
[1]	Figures represent the percentage of the Portfolio's long-term investments. These amounts are subject to change and may have changed since the date specified.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Common stocks: 98.27%
Communication services: 3.38%
Diversified telecommunication services: 0.69%
ATN International Incorporated	195	$ 8,890
Bandwidth Incorporated Class A †	548	56,389
Cogent Communications Group Incorporated	2,281	165,555
Consolidated Communications Holdings Incorporated †	5,125	47,509
Globalstar Incorporated †	63,563	126,490
IDT Corporation Class B †	6,949	302,143
Intelsat SA †	4,617	999
Iridium Communications Incorporated †	7,374	328,217
Liberty Latin America Class A †	12,979	185,081
Liberty Latin America Class C †	9,255	133,179
Ooma Incorporated †	3,805	72,295
Radius Global Infrastructure Incorporated Class A †	5,718	102,238
		1,528,985
Entertainment: 1.01%
Akazoo SA ♦†	5,400	0
AMC Entertainment Holdings Class A †	28,407	1,338,822
Chicken Soup for the Soul Entertainment Incorporated †	6,600	160,116
Cinemark Holdings Incorporated †	6,523	116,305
CuriosityStream Incorporated †	1,838	22,975
IMAX Corporation †	3,253	51,105
Lions Gate Entertainment Class A †	15,968	206,307
Lions Gate Entertainment Class B †	19,803	232,883
Livexlive Media Incorporated †	3,595	12,331
Marcus Corporation †	919	14,336
The Madison Square Garden Entertainment Corporation †	920	73,775
		2,228,955
Interactive media & services: 0.60%
Actua Corporation ♦†	9,483	0
CarGurus Incorporated †	9,128	277,309
Cars.com Incorporated †	24,103	306,590
Eventbrite Incorporated Class A †	2,306	40,770
EverQuote Incorporated Class A †	1,283	25,262
FuboTV Incorporated †	4,950	144,293
MediaAlpha Incorporated Class A †	2,993	66,385
QuinStreet Incorporated †	10,356	185,476
TrueCar Incorporated †	17,069	71,690
Yelp Incorporated †	5,689	219,083
		1,336,858
Media: 0.91%
Advantage Solutions Incorporated †	4,187	36,469
AMC Networks Incorporated Class A †	4,640	220,539
Audacy Incorporated †	8,591	30,498
Boston Omaha Corporation Class A †	551	19,698
Cardlytics Incorporated †	377	34,224
Entravision Communications Corporation Class A	18,868	131,510
Fluent Incorporated †	35,836	97,474
Gray Television Incorporated	6,303	143,330
Hemisphere Media Group Incorporated †	1,097	13,515
iHeartMedia Incorporated Class A †	7,646	190,232
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio  |  3

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Media (continued)
John Wiley & Sons Incorporated Class A	2,350	$ 136,535
Magnite Incorporated †	3,694	107,200
Stagwell Incorporated †	8,632	60,251
TechTarget Incorporated †	1,174	99,297
Tegna Incorporated	22,787	403,786
The E.W. Scripps Company Class A	6,746	125,071
Thryv Holdings Incorporated †	3,122	96,751
WideOpenWest Incorporated †	3,779	80,190
		2,026,570
Wireless telecommunication services: 0.17%
Gogo Incorporated †	4,163	55,992
NII Holdings Incorporated ♦‡	14,979	36,099
Shenandoah Telecommunications Company	1,261	37,616
Telephone & Data Systems Incorporated	8,776	178,328
United States Cellular Corporation †	2,383	76,137
		384,172
Consumer discretionary: 10.59%
Auto components: 1.05%
Adient plc †	7,830	308,032
American Axle & Manufacturing Holdings Incorporated †	13,649	121,067
Dana Incorporated	11,654	271,072
Dorman Products Incorporated †	1,062	99,679
Fox Factory Holding Corporation †	1,702	261,546
Gentherm Incorporated †	1,710	146,752
LCI Industries	1,481	209,798
Modine Manufacturing Company †	4,625	57,535
Patrick Industries Incorporated	2,127	173,584
Standard Motor Products Incorporated	1,088	46,664
Tenneco Incorporated †	8,789	137,108
The Goodyear Tire & Rubber Company †	16,601	262,960
Visteon Corporation †	1,241	131,149
XL Fleet Corporation †	2,738	18,618
XPEL Incorporated †	1,111	84,414
		2,329,978
Automobiles: 0.36%
Arcimoto Incorporated †	997	12,383
Canoo Incorporated †	5,828	42,020
Fisker Incorporated †	11,636	162,322
Lordstown Motors Corporation Class A †	8,109	53,357
Winnebago Industries Incorporated	7,263	505,650
Workhorse Group Incorporated †	1,975	19,375
		795,107
Distributors: 0.03%
Funko Incorporated Class A †	3,302	65,842
Greenlane Holdings Incorporated †	323	820
		66,662
Diversified consumer services: 0.73%
2U Incorporated †	2,378	88,057
Adtalem Global Education Incorporated †	3,631	134,347
The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Diversified consumer services (continued)
American Public Education Incorporated †	1,328	$ 34,926
Carriage Services Incorporated	4,166	192,594
Graham Holdings Company Class B	556	342,946
Houghton Mifflin Harcourt Company †	14,292	192,513
Laureate Education Incorporated Class A †	8,825	140,582
OneSpaWorld Holdings Limited †	3,032	31,836
Perdoceo Education Corporation †	12,788	140,412
StoneMor Incorporated †	2,188	6,345
Strategic Education Incorporated	883	69,121
Stride Incorporated †	3,376	115,594
WW International Incorporated †	6,234	134,966
		1,624,239
Hotels, restaurants & leisure: 2.45%
Bally's Corporation †	283	14,218
Biglari Holdings Incorporated Class B †	790	138,132
BJ's Restaurants Incorporated †	2,080	88,941
Bloomin' Brands Incorporated †	12,497	334,795
Bluegreen Vacations Holding	6,284	143,841
Brinker International Incorporated †	5,192	276,578
Carrols Restaurant Group Incorporated	2,395	9,939
Chuy's Holding Incorporated †	2,830	91,296
Cracker Barrel Old Country Store Incorporated	1,596	229,154
Dave & Buster's Entertainment Incorporated †	2,148	80,378
Del Taco Restaurants Incorporated	14,891	131,041
Denny’s Corporation †	5,674	93,848
Dine Brands Global Incorporated †	1,553	128,464
Drive Shack Incorporated †	1,517	4,141
El Pollo Loco Holdings Incorporated †	2,109	38,257
Everi Holdings Incorporated †	8,160	185,640
Fiesta Restaurant Group Incorporated †	6,628	79,602
Full House Resorts Incorporated †	9,700	83,226
Golden Entertainment Incorporated †	1,811	86,421
Golden Nugget Online Gaming Incorporated †	718	15,509
Hilton Grand Vacations Incorporated †	3,997	174,629
International Game Technology plc †	8,779	188,661
Jack In The Box Incorporated	2,097	222,198
Monarch Casino & Resort Incorporated †	836	52,977
Nathan S Famous Incorporated	218	14,395
Noodles & Company †	8,429	106,121
Papa John's International Incorporated	2,433	310,280
RCI Hospitality Holdings Incorporated	1,597	103,182
Red Robin Gourmet Burgers Incorporated †	3,836	93,905
Red Rock Resorts Incorporated Class A †	6,717	314,423
Rush Street Interactive Incorporated †	3,751	55,815
Ruth's Chris Steak House Incorporated †	2,141	43,869
Scientific Games Corporation †	5,536	400,530
SeaWorld Entertainment Incorporated †	752	36,991
Shake Shack Incorporated Class A †	1,304	113,122
Target Hospitality Corporation †	3,552	14,137
Texas Roadhouse Incorporated	4,709	447,355
The Cheesecake Factory Incorporated †	4,233	197,469
The ONE Group Hospitality Incorporated †	2,198	24,508
Wingstop Incorporated	1,555	267,351
		5,435,339
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio  |  5

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Household durables: 1.58%
Bassett Furniture Industries Incorporated	1,135	$ 24,391
Beazer Homes Incorporated †	9,291	173,835
Cavco Industries Incorporated †	42	10,731
Century Communities Incorporated	4,269	299,257
Flexsteel Industries Incorporated	1,054	36,806
GoPro Incorporated Class A †	2,914	29,053
Green Brick Partners Incorporated †	4,268	106,657
Hamilton Beach Brand Class A	5,788	98,396
Helen of Troy Limited †	740	177,001
Hooker Furniture Corporation	1,799	56,057
Installed Building Products	771	95,743
iRobot Corporation †	553	44,859
KB Home Incorporated	5,987	257,621
La-Z-Boy Incorporated	1,036	36,270
LGI Homes Incorporated †	1,515	242,900
Lifetime Brands Incorporated	1,636	30,021
M/I Homes Incorporated †	3,609	232,384
MDC Holdings Incorporated	4,531	236,745
Meritage Corporation †	2,760	307,850
Skyline Champion Corporation †	2,424	152,033
Sonos Incorporated †	4,875	193,684
Taylor Morrison Home Corporation †	7,474	209,945
TRI Pointe Homes Incorporated †	10,275	244,237
Tupperware Brands Corporation †	8,215	196,092
Voxx International Corporation †	964	10,093
		3,502,661
Internet & direct marketing retail: 0.90%
1-800-Flowers.com Incorporated Class A †	5,997	190,465
CarParts.com Incorporated †	3,789	65,436
Duluth Holdings Incorporated Class B †	3,240	50,414
Groupon Incorporated †	2,929	72,551
Lands End Incorporated †	2,451	82,966
Liquidity Services Incorporated †	4,258	103,895
Overstock.com Incorporated †	3,505	252,886
PetMed Express Incorporated	1,475	40,622
Porch Group Incorporated †	5,438	108,760
Quotient Technology Incorporated †	2,431	17,649
Revolve Group Incorporated †	4,337	249,204
Shutterstock Incorporated	2,007	231,327
Stamps.com Incorporated †	1,104	363,106
Stitch Fix Incorporated Class A †	3,996	167,472
		1,996,753
Leisure products: 0.63%
Acushnet Holdings Corporation	2,256	112,710
Callaway Golf Company †	2,964	83,170
Clarus Corporation	567	15,360
Escalade Incorporated	4,571	105,590
Johnson Outdoors Incorporated Class A	333	38,225
Malibu Boats Incorporated Class A †	2,320	166,112
Mastercraft Boat Holdings Incorporated †	7,477	186,476
Nautilus Incorporated †	2,229	25,411
Smith & Wesson Brands Incorporated	9,750	235,268
The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Leisure products (continued)
Sturm, Ruger & Company Incorporated	1,609	$ 125,808
Vista Outdoor Incorporated †	7,569	309,194
		1,403,324
Multiline retail: 0.32%
Big Lots Stores Incorporated	3,012	146,564
Dillard's Incorporated Class A	864	164,557
Macy's Incorporated †	17,713	396,594
		707,715
Specialty retail: 1.89%
Aaron's Incorporated	456	12,093
Abercrombie & Fitch Company Class A †	3,032	108,424
Academy Sports & Outdoors Corporation †	1,547	68,486
American Eagle Outfitters Incorporated	6,228	190,079
America's Car-Mart Incorporated †	106	13,709
Asbury Automotive Group Incorporated †	1,557	289,976
Big 5 Sporting Goods Corporation	6,694	186,093
Boot Barn Holdings Incorporated †	1,278	114,100
Caleres Incorporated	329	8,090
Camping World Holdings Incorporated Class A	3,555	141,987
Children's Place Retail Stores Incorporated †	31	2,692
Citi Trends Incorporated †	379	32,647
Container Store Group Incorporated †	3,524	40,878
Group 1 Automotive Incorporated	2,153	356,192
GrowGeneration Corporation †	1,627	52,048
Guess Incorporated	2,373	57,403
Haverty Furniture Companies Incorporated	761	27,114
Hibbett Sports Incorporated	2,308	220,853
JOANN Incorporated	2,278	31,231
Kirkland's Incorporated †	6,318	120,800
Lazydays Holdings Incorporated †	6,253	153,636
MarineMax Incorporated †	3,576	173,865
Murphy USA Incorporated	1,322	205,280
National Vision Holdings Incorporated †	2,551	153,009
ODP Corporation †	2,769	130,614
Onewater Marine Incorporated Class A	1,798	72,801
Party City Holdco Incorporated †	6,825	46,478
Rent-A-Center Incorporated	4,896	308,840
Sally Beauty Holdings Incorporated †	3,929	73,040
Shoe Carnival Incorporated	332	12,709
Signet Jewelers Limited	2,220	175,824
Sleep Number Corporation †	1,782	164,853
Sonic Automotive Incorporated Class A	4,054	204,889
The Buckle Incorporated	3,047	118,010
Urban Outfitters Incorporated †	2,183	72,083
Winmark Corporation	153	32,073
Zumiez Incorporated †	617	24,797
		4,197,696
Textiles, apparel & luxury goods: 0.65%
Crocs Incorporated †	4,057	579,421
G-III Apparel Group Limited †	2,920	90,316
Kontoor Brands Incorporated	5,167	278,811
PLBY Group Incorporated †	1,758	43,686
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio  |  7

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Textiles, apparel & luxury goods (continued)
Rocky Brands Incorporated	1,692	$ 84,059
Steven Madden Limited	3,633	147,028
Superior Uniform Group Incorporated	2,411	57,478
Unifi Incorporated †	1,627	37,811
Vera Bradley Incorporated †	2,296	26,312
Wolverine World Wide Incorporated	2,680	96,105
		1,441,027
Consumer staples: 3.27%
Beverages: 0.44%
Celsius Holdings Incorporated †	2,959	241,928
Coca Cola Bottling Corporation	690	280,250
Duckhorn Portfolio Incorporated †	961	20,652
MGP Ingredients Incorporated	2,571	167,886
National Beverage Corporation	1,755	81,695
Newage Incorporated †	29,745	52,351
Primo Water Corporation	6,885	122,278
		967,040
Food & staples retailing: 0.88%
BJ's Wholesale Club Holdings Incorporated †	9,171	519,629
Ingles Markets Incorporated Class A	664	45,079
MedAvail Holdings Incorporated †	2,656	8,871
Natural Grocers By Vitamin C	2,213	26,755
Performance Food Group Company †	8,597	431,741
PriceSmart Incorporated	1,275	107,878
Rite Aid Corporation †	3,342	59,287
SpartanNash Company	6,113	131,430
Sprouts Farmers Market Incorporated †	9,273	230,898
The Andersons Incorporated	6,254	189,997
United Natural Foods Incorporated †	5,690	209,392
		1,960,957
Food products: 0.98%
AppHarvest Incorporated †	5,749	48,292
B&G Foods Incorporated	4,587	139,261
Calavo Growers Incorporated	1,221	57,289
Fresh Del Monte Produce Incorporated	5,758	189,323
Hostess Brands Incorporated †	9,281	148,125
J & J Snack Foods Corporation	1,101	180,300
John B. Sanfilippo & Son Incorporated	2,304	195,817
Lancaster Colony Corporation	1,271	225,272
Landec Corporation †	5,488	59,435
Mission Produce Incorporated †	1,825	37,851
Sanderson Farms Incorporated	1,964	385,926
Seneca Foods Corporation Class A †	1,469	71,937
Tattooed Chef Incorporated †	3,575	75,683
The Simply Good Foods Company †	3,967	141,305
TreeHouse Foods Incorporated †	4,519	169,327
Vital Farms Incorporated †	2,568	46,173
		2,171,316
Household products: 0.23%
Central Garden & Pet Company †	3,309	152,379
The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Household products (continued)
Central Garden & Pet Company Class A †	1,880	$ 78,340
Energizer Holdings Incorporated	2,814	110,703
Oil Dri Corporation of America	1,132	40,390
WD-40 Company	539	129,161
		510,973
Personal products: 0.61%
Beauty Health Company †	6,144	157,962
Bellring Brands Incorporated Class A †	4,063	137,208
e.l.f. Beauty Incorporated †	915	28,319
Edgewell Personal Care Company	3,168	134,006
Inter Parfums Incorporated	1,120	81,245
Medifast Incorporated	1,125	256,388
Natures Sunshine Products Incorporated	4,101	70,209
NU Skin Enterprises Incorporated Class A	6,229	315,312
USANA Health Sciences Incorporated †	1,855	179,991
		1,360,640
Tobacco: 0.13%
Turning Point Brands Incorporated	858	42,694
Universal Corporation	583	29,500
Vector Group Limited	14,608	219,412
		291,606
Energy: 3.49%
Energy equipment & services: 0.75%
Archrock Incorporated	8,224	63,160
Aspen Aerogels Incorporated †	3,002	131,338
Bristow Group Incorporated †	479	15,117
Cactus Incorporated Class A	4,206	157,767
ChampionX Corporation †	11,597	270,558
DMC Global Incorporated †	1,401	56,278
Frank's International NV †	10,113	29,125
FTS International Incorporated Class A †	3,373	74,914
Helix Energy Solutions Group Incorporated †	4,075	15,322
Helmerich & Payne Incorporated	3,243	87,302
Liberty Oilfield Services Class A †	5,176	52,899
National Energy Services Reunited Corporation †	11,223	127,381
Newpark Resources Incorporated †	11,698	30,649
Nextier Oilfield Solutions Incorporated †	10,512	37,843
Oceaneering International Incorporated †	11,837	145,595
Oil States International Incorporated †	3,559	20,856
Patterson-UTI Energy Incorporated	4,729	36,697
ProPetro Holding Corporation †	9,520	73,685
RPC Incorporated †	8,836	33,842
Select Energy Services Incorporated Class A †	5,737	30,693
Solaris Oilfield Infrastructure Incorporated Class A	941	6,992
Tetra Technologies Incorporated †	37,247	120,680
Tidewater Incorporated †	651	7,487
US Silica Holdings Incorporated †	6,014	52,803
		1,678,983
Oil, gas & consumable fuels: 2.74%
Aemetis Incorporated †	1,804	20,060
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio  |  9

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Oil, gas & consumable fuels (continued)
Alto Ingredients Incorporated †	41,806	$ 212,793
Altus Midstream Company Class A	2,139	139,420
Antero Resources Corporation †	21,683	297,491
Arch Resources Incorporated †	1,796	135,939
Bonanza Creek Energy Incorporated	2,321	90,240
California Resources Corporation †	6,202	212,294
Callon Petroleum Company †	1,846	63,078
Centennial Resource Development Class A †	23,310	118,881
Centrus Energy Corporation Class A †	2,048	59,208
Chesapeake Energy Corporation	7,992	446,034
CNX Resources Corporation †	15,121	171,775
Consol Energy Incorporated †	4,285	97,827
Contango Oil & Gas Company †	803	2,915
Delek US Holdings Incorporated	2,603	44,537
Denbury Incorporated †	2,141	150,577
Dorian LPG Limited	6,308	83,392
Earthstone Energy Incorporated Class A †	2,430	20,096
Equitrans Midstream Corporation	30,783	268,736
Falcon Minerals Corporation	11,379	50,523
Green Plains Renewable Energy Incorporated †	4,242	148,894
HighPeak Energy Incorporated	2,316	22,396
International Seaways Incorporated	4,224	72,653
Kosmos Energy Limited †	23,033	54,358
Laredo Petroleum Incorporated †	2,056	111,086
Magnolia Oil & Gas Corporation	23,084	361,957
Matador Resources Company	6,818	196,018
Murphy Oil Corporation	4,534	96,393
Oasis Petroleum Incorporated	1,493	129,279
Ovintiv Incorporated	16,832	458,840
Par Pacific Holdings Incorporated †	1,079	17,793
PBF Energy Incorporated Class A †	6,304	65,562
PDC Energy Incorporated	6,091	254,299
Peabody Energy Corporation †	3,915	62,562
Penn Virginia Corporation †	2,349	48,624
Range Resources Corporation †	15,368	224,680
Renewable Energy Group Incorporated †	4,207	203,703
Rex American Resources Corporation †	507	42,973
Riley Exploration Permian Incorporated	156	3,151
Scorpio Tankers Incorporated	2,206	35,759
SM Energy Company	7,617	145,485
Southwestern Energy Company †	46,389	211,070
Teekay Tankers Ltd Class A †	4,705	53,872
Tellurian Incorporated †	12,371	39,463
Vine Energy Incorporated Class A †	2,354	35,004
W&T Offshore Incorporated †	10,793	35,185
Whiting Petroleum Corporation †	2,466	115,779
World Fuel Services Corporation	4,363	141,187
		6,073,841
Financials: 13.87%
Banks: 6.63%
1st Source Corporation	1,294	60,818
Allegiance Bancshares Incorporated	528	19,626
American National Bankshares Incorporated	1,191	40,708
Ameris Bancorp	6,052	298,000
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Banks (continued)
Associated Banc Corporation	13,934	$ 287,319
Atlantic Union Bankshares Corporation	5,863	216,931
Banc of California Incorporated	3,239	58,205
BancFirst Corporation	891	50,395
BancorpSouth Bank	6,281	184,222
Bank of N.T. Butterfield & Son Limited	3,711	123,613
BankUnited Incorporated	7,719	324,430
Banner Corporation	2,022	115,658
Bar Harbor Bankshares	913	25,016
Brookline Bancorp Incorporated	5,811	86,991
Business First Bancshares Incorporated	1,084	25,929
Byline Bancorp Incorporated	765	18,819
Camden National Corporation	1,019	47,557
Capital Bancorp Incorporated	3,485	82,664
Capstar Financial Holdings Class I	347	7,301
Cathay General Bancorp	5,729	227,900
Central Pacific Financial Company	806	20,400
CIT Group Incorporated	6,357	352,305
City Holding Company	684	53,284
Civista Bancshares Incorporated	1,244	29,259
CNB Financial Corporation	1,533	37,681
Columbia Banking System Incorporated	3,826	139,113
Community Bank System Incorporated	2,833	209,642
Community Trust Bancorp	1,340	55,824
ConnectOne Bancorp Incorporated	4,133	118,245
Customers Bancorp Incorporated †	4,290	177,649
CVB Financial Corporation	6,286	127,983
Eagle Bancorp Incorporated	2,573	148,462
Eastern Bankshares Incorporated	2,741	54,217
Enterprise Financial Service	2,093	93,997
Farmers National Banc Corporation	1,862	29,047
FB Financial Corporation	2,516	103,634
Financial Institutions Incorporated	1,989	63,171
First Bancorp of North Carolina	2,051	85,650
First Bancorp of Puerto Rico	17,759	226,072
First Bancshares Incorporated	613	24,839
First Bank	6,529	86,966
First Busey Corporation	3,916	92,809
First Commonwealth Financial Corporation	11,349	153,438
First Financial Bancorp	7,732	181,779
First Financial Bankshares Incorporated	7,275	346,436
First Financial Corporation	86	3,477
First Foundation Incorporated	2,881	69,230
First Internet Bancorp	3,538	105,149
First Interstate BancSystem Class A	3,494	153,946
First Merchants Corporation	3,421	140,774
First Mid-Illinois Bancshares	72	2,945
First of Long Island Corporation	2,210	46,852
Flushing Financial Corporation	4,071	93,348
Fulton Financial Corporation	11,399	180,674
German American Bancorp	621	23,201
Glacier Bancorp Incorporated	5,649	300,866
Great Southern Bancorp Incorporated	849	46,245
Great Western Bancorp Incorporated	5,534	171,333
Guaranty Bancshares Incorporated	755	25,912
Hancock Holding Company	6,666	306,369
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio  |  11

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Banks (continued)
Hanmi Financial Corporation	4,274	$ 82,403
HarborOne Bancorp Incorporated	5,612	79,298
HBT Financial Incorporated	3,435	56,162
Heartland Financial USA Incorporated	2,613	122,889
Heritage Financial Corporation	984	25,043
Hilltop Holdings Incorporated	9,600	321,312
Home BancShares Incorporated	11,910	263,807
Hometrust Bancshares Incorporated	623	17,332
Hope Bancorp Incorporated	9,324	128,578
Horizon Bancorp Indiana	3,120	55,692
Independent Bank Corporation	4,246	88,911
Independent Bank Corporation	1,172	89,892
Independent Bank Group Incorporated	3,059	215,445
International Bancshares Corporation	657	27,515
Investors Bancorp Incorporated	17,967	257,108
Lakeland Bancorp Incorporated	3,306	55,805
Lakeland Financial Corporation	922	61,230
Live Oak Bancshares Incorporated	1,681	102,894
Macatawa Bank Corporation	1,815	14,901
Metrocity Bankshares Incorporated	3,797	78,636
Metropolitan Bank Holding Corporation †	692	54,184
Mid Penn Bancorp Incorporated	716	19,038
Midland States Bancorp Incorporated	1,302	32,941
Midwestone Financial Group Class I	1,265	37,140
MVB Financial Corporation	893	35,309
National Bank Holdings Corporation Class A	2,628	98,550
NBT Bancorp Incorporated	2,770	99,332
Nicolet Bankshares Incorporated †	649	49,590
Northrim BanCorp Incorporated	1,282	53,806
OceanFirst Financial Corporation	181	3,848
OFG Bancorp	5,698	135,669
Old National Bancorp	12,009	200,070
Old Second Bancorp Incorporated	7,825	92,022
Origin Bancorp Incorporated	1,269	52,219
Orrstown Financial Services Incorporated	3,794	90,525
Pacific Premier Bancorp Incorporated	3,967	158,521
Park National Corporation	1,449	169,881
Peoples Bancorp Incorporated	1,315	41,081
Preferred Bank	832	53,156
Primis Financial Corporation	837	12,547
QCR Holdings Incorporated	1,748	90,809
RBB Bancorp	2,014	51,840
Reliant Bancorp Incorporated	815	23,635
Renasant Corporation	3,484	122,288
Republic Bancorp Incorporated Class A	494	24,764
S&T Bancorp Incorporated	669	19,936
Sandy Spring Bancorp Incorporated	3,831	166,917
Seacoast Banking Corporation	3,203	102,304
ServisFirst Bancshares Incorporated	2,732	200,583
Sierra Bancorp	2,194	55,771
Silvergate Capital Corporation Class A †	958	108,235
Simmons First National Corporation Class A	7,409	215,231
South Plains Financial Incorporated	1,387	32,178
South State Corporation	3,265	223,914
Southern First Bancshares †	1,138	58,015
Southside Bancshares Incorporated	2,943	110,922
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Banks (continued)
Spirit of Texas Bancshares Incorporated	1,439	$ 34,032
Summit Financial Group Incorporated	1,210	28,967
Texas Capital Bancshares Incorporated †	2,956	200,978
The Bancorp Incorporated †	5,300	130,698
Tompkins Trust Company Incorporated	448	35,656
Towne Bank	4,427	134,891
TriCo Bancshares	1,450	57,348
Triumph Bancorp Incorporated †	2,486	204,399
Trustmark Corporation	4,202	132,867
UMB Financial Corporation	2,491	228,126
United Bankshares Incorporated	6,442	234,038
United Community Bank	5,020	151,453
Univest Corporation of Pennsylvania	3,793	102,714
Valley National Bancorp	26,408	344,360
Veritex Holdings Incorporated	3,881	139,444
Washington Trust Bancorp	2,198	117,065
WesBanco Incorporated	5,165	175,610
West Bancorporation	876	26,797
Westamerica Bancorporation	219	12,426
		14,717,818
Capital markets: 1.30%
Artisan Partners Asset Management Incorporated Class A	5,518	286,715
Associated Capital Group Incorporated Class A	776	28,611
BGC Partners Incorporated Class A	24,506	126,206
Blucora Incorporated †	183	3,003
BrightSphere Investment Group Incorporated	4,142	112,621
Cohen & Steers Incorporated	593	52,012
Cowen Incorporated Class A	2,165	78,027
Diamond Hill Investment Group	141	25,807
Donnelley Financial Solutions †	2,339	78,006
Federated Investors Incorporated Class B	5,749	194,489
Focus Financial Partners Class A †	1,497	77,664
Gamco Investors Incorporated Class A	4,748	129,668
GCM Grosvenor Incorporated Class A	3,794	42,189
Greenhill & Company Incorporated	1,357	20,002
Hamilton Lane Incorporated Class A	731	62,917
Houlihan Lokey Incorporated	2,614	235,783
Moelis Company Class A	4,130	255,854
Open Lending Corporation Class A †	2,078	76,824
Piper Jaffray Companies Incorporated	995	142,205
PJT Partners Incorporated Class A	1,486	117,364
Pzena Investment Management Class A	16,451	179,480
Sculptor Capital Management Incorporated	7,056	199,685
Stepstone Group Incorporated Class A	2,061	98,660
Stonex Group Incorporated †	1,217	84,813
Virtus Investment Partners Incorporated	540	168,858
		2,877,463
Consumer finance: 0.74%
Atlanticus Holdings Corporation †	1,034	66,383
Curo Group Holdings Corporation	2,713	44,412
Encore Capital Group Incorporated †	2,094	103,046
Enova International Incorporated †	5,275	173,970
FirstCash Financial Services Incorporated	1,645	140,960
LendingClub Corporation †	2,800	86,968
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio  |  13

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Consumer finance (continued)
Navient Corporation	16,545	$ 384,009
Nelnet Incorporated Class A	1,782	144,128
PRA Group Incorporated †	711	29,862
PROG Holdings Incorporated	6,763	320,025
Regional Management Corporation	1,539	91,463
World Acceptance Corporation †	340	64,556
		1,649,782
Diversified financial services: 0.07%
A-Mark Precious Metals Incorporated	2,935	142,377
Cannae Holdings Incorporated †	234	7,469
		149,846
Insurance: 1.62%
American Equity Investment Life Holding Company	6,215	196,953
Amerisafe Incorporated	1,552	89,318
Argo Group International Holdings Limited	2,014	106,541
CNO Financial Group Incorporated	14,095	344,764
Crawford & Company Class A	10,053	100,228
Donegal Group Incorporated Class A	4,599	69,261
eHealth Incorporated †	126	4,870
Employers Holdings Incorporated	2,796	115,111
Enstar Group Limited †	1,333	307,483
Genworth Financial Incorporated Class A †	84,930	318,488
Goosehead Insurance Incorporated Class A	297	43,594
Greenlight Capital Limited †	18,344	154,640
Heritage Insurance Holdings Incorporated	1,757	12,299
Horace Mann Educators Corporation	2,384	97,744
Kinsale Capital Group Incorporated	706	128,386
Maiden Holdings Limited †	3,438	10,761
Metromile Incorporated †	2,600	10,400
ProAssurance Corporation	55	1,403
RLI Corporation	2,320	253,414
Safety Insurance Group Incorporated	1,780	144,732
Selective Insurance Group Incorporated	3,821	319,321
SelectQuote Incorporated †	6,002	57,319
SiriusPoint Limited †	13,369	131,150
State Auto Financial Corporation	417	21,092
Stewart Information Services Corporation	4,898	308,329
Trean Insurance Group Incorporated †	4,162	42,494
Trupanion Incorporated †	1,537	140,758
Universal Insurance Holdings Company	3,584	51,036
		3,581,889
Mortgage REITs: 2.27%
Apollo Commercial Real Estate Finance Incorporated	14,523	225,833
Arbor Realty Trust Incorporated	16,708	305,422
Ares Commercial Real Estate	8,138	128,418
Armour Residential REIT Incorporated	18,806	204,233
Blackstone Mortgage Trust Incorporated Class A	8,277	271,568
Broadmark Realty Capital Incorporated REIT	20,613	216,643
Capstead Mortgage Corporation	7,062	48,657
Chimera Investment Corporation	27,001	413,655
Dynex Capital Incorporated REIT	19,632	348,664
Ellington Financial Incorporated	13,814	255,835
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Mortgage REITs (continued)
Granite Point Mortgage Trust Incorporated	7,078	$ 97,393
Great Ajax Corporation REIT	9,767	138,008
Hannon Armstrong Sustainable Infrastructure Capital Incorporated	3,966	239,427
Invesco Mortgage Capital Incorporated	12,570	39,218
KKR Real Estate Finance Trust	6,439	137,344
Ladder Capital Corporation	7,741	88,325
MFA Financial Incorporated	79,999	383,995
New York Mortgage Trust Incorporated	67,777	299,574
Orchid Island Capital Incorporated REIT	15,778	79,206
PennyMac Mortgage Investment Trust	14,626	283,891
Ready Capital Corporation	8,741	133,825
Redwood Trust Incorporated	28,958	361,106
TPG Real Estate Finance Trust Incorporated	14,792	186,379
Two Harbors Investment Corporation	23,280	153,648
		5,040,267
Thrifts & mortgage finance: 1.24%
Axos Financial Incorporated †	3,677	178,261
Essent Group Limited	7,158	336,999
Federal Agricultural Mortgage Corporation Class C	233	22,811
Flagstar Bancorp Incorporated	5,027	248,635
FS Bancorp Incorporated	2,458	83,990
Home Bancorp Incorporated	410	15,342
Homestreet Incorporated	2,466	100,736
Merchants Bancorp Incorporated	1,985	72,790
Meta Financial Group Incorporated	1,712	84,213
Mr. Cooper Group Incorporated †	6,901	268,311
NMI Holdings Incorporated Class A †	6,926	156,320
Northwest Bancshares Incorporated	870	11,327
Ocwen Financial Corporation †	3,134	88,692
PennyMac Financial Services Incorporated	2,545	169,370
Premier Financial Corporation	1,768	53,747
Provident Financial Services Incorporated	2,702	59,633
Radian Group Incorporated	13,384	316,264
Southern Missouri Bancorp	281	12,679
Velocity Financial Incorporated †	2,283	29,382
Walker & Dunlop Incorporated	1,834	203,666
Washington Federal Incorporated	906	30,170
Waterstone Financial Incorporated	4,569	92,659
WSFS Financial Corporation	2,550	115,796
		2,751,793
Health care: 22.30%
Biotechnology: 10.72%
4D Molecular Therapeutics Incorporated †	673	20,560
Acadia Pharmaceuticals Incorporated †	8,781	153,755
Adicet Bio Incorporated †	1,100	9,185
Aduro Biotech Incorporated ♦	9,490	0
Affimed NV †	16,806	118,314
Agenus Incorporated †	22,600	139,442
Agios Pharmaceuticals Incorporated †	4,652	207,851
Akebia Therapeutics Incorporated †	11,172	32,846
Albireo Pharma Incorporated †	208	6,354
Aldeyra Therapeutics Incorporated †	4,440	42,136
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio  |  15

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Biotechnology (continued)
Alector Incorporated †	3,362	$ 90,875
Alkermes plc †	17,345	542,205
Allakos Incorporated †	1,275	113,679
Allogene Therapeutics Incorporated †	697	16,623
Alpine Immune Sciences Incorporated †	4,746	45,134
Amicus Therapeutics Incorporated †	25,866	294,614
Anaptysbio Incorporated †	5,713	146,310
Anavex Life Sciences Corporation †	1,480	28,845
Anika Therapeutics Incorporated †	3,219	138,835
Apellis Pharmaceuticals Incorporated †	4,581	301,659
Arbutus Biopharma Corporation †	37,592	128,941
Arcus Biosciences Incorporated †	3,279	95,648
Ardelyx Incorporated †	5,850	8,249
Arena Pharmaceuticals Incorporated †	1,619	85,677
Arrowhead Pharmaceuticals Incorporated †	6,779	455,006
Athenex Incorporated †	6,012	21,944
Avid Bioservices Incorporated †	11,775	285,426
Beam Therapeutics Incorporated †	1,154	128,002
Biocryst Pharmaceuticals Incorporated †	14,682	233,737
Biohaven Pharmaceutical Holding Company †	3,168	415,768
bluebird bio Incorporated †	1,097	20,075
Blueprint Medicines Corporation †	6,357	592,917
Bridgebio Pharma Incorporated †	5,083	254,709
Brooklyn ImmunoTherapeutics Incorporated †	2,515	30,356
C4 Therapeutics Incorporated †	2,593	104,057
CareDx Incorporated †	4,795	351,378
Catalyst Pharmaceuticals Incorporated †	47,644	262,518
Celcuity Incorporated †	3,208	70,576
Celldex Therapeutics Incorporated †	1,790	94,244
Chemocentryx Incorporated †	2,363	37,359
Chimerix Incorporated †	16,145	114,630
Chinook Therapeutics Incorporated †	4,062	55,081
Clene Incorporated †	1,758	14,064
Clovis Oncology Incorporated †	7,187	34,641
Codiak BioSciences Incorporated †	1,134	19,505
Cogent Biosciences Incorporated †	7,272	60,212
Coherus Biosciences Incorporated †	9,127	145,849
Curis Incorporated †	6,382	56,481
Cytokinetics Incorporated †	5,338	175,994
CytomX Therapeutics Incorporated †	7,883	40,361
Deciphera Pharmaceuticals Incorporated †	2,709	85,334
Denali Therapeutics Incorporated †	8,271	440,017
Dermtech Incorporated †	2,186	81,319
Dicerna Pharmaceuticals Incorporated †	5,310	109,280
Dynavax Technologies Corporation †	19,446	378,419
Eagle Pharmaceuticals Incorporated †	7,285	388,800
Editas Medicine Incorporated †	5,360	340,842
Eiger BioPharmaceuticals Incorporated †	3,461	28,173
Emergent BioSolutions Incorporated †	3,603	227,277
Enanta Pharmaceuticals Incorporated †	1,426	81,567
Fate Therapeutics Incorporated †	5,315	389,324
Fibrogen Incorporated †	7,719	89,772
Finch Therapeutics Group Incorporated †	1,831	25,909
Flexion Therapeutics Incorporated †	4,718	28,214
Forte Biosciences Incorporated †	1,332	39,187
Fortress Biotech Incorporated †	5,353	17,611
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Biotechnology (continued)
G1 Therapeutics Incorporated †	7,987	$ 120,763
Gemini Therapeutics Incorporated †	1,574	7,744
Global Blood Therapeutics Incorprated †	4,450	127,671
Gritstone bio Incorporated †	14,434	132,793
Halozyme Therapeutics Incorporated †	14,421	605,538
Heron Therapeutics Incorporated †	12,995	151,652
Homology Medicines Incorporated †	3,999	28,753
Hookipa Pharma Incorporated †	12,164	83,810
Humanigen Incorporated †	1,841	30,524
Ideaya Biosciences Incorporated †	2,092	49,162
Immunitybio Incorporated †	9,881	112,446
Immunogen Incorporated †	32,372	195,851
Impel NeuroPharma Incorporated †	5,694	108,129
Infinity Pharmaceuticals Incorporated †	29,427	104,172
Inhibrx Incorporated †	1,960	55,899
Inovio Pharmaceuticals Incorporated †	5,801	50,121
Insmed Incorporated †	8,470	237,499
Intellia Therapeutics Incorporated †	4,626	742,612
Intercept Pharmaceuticals Incorporated †	8,582	127,958
Invitae Corporation †	11,686	346,256
Ironwood Pharmaceuticals Incorporated †	31,414	411,523
Iveric Bio Incorporated †	313	3,308
Jounce Therapeutics Incorporated †	15,588	96,957
KalVista Pharmaceuticals Incorporated †	7,513	153,566
Karuna Therapeutics Incorporated †	395	46,966
Karyopharm Therapeutics Incorporated †	775	4,495
Kodiak Sciences Incorporated †	1,165	109,720
Kronos Bio Incorporated †	260	5,437
Krystal Biotech Incorporated †	444	25,725
Kura Oncology Incorporated †	721	13,310
Kymera Therapeutics Incorporated †	2,849	177,037
Lexicon Pharmaceuticals Incorporated †	49,884	235,452
Ligand Pharmaceuticals Incorporated †	2,824	373,615
Lineage Cell Therapeutics Incorporated †	56,400	142,128
Macrogenics Incorporated †	7,298	172,306
Madrigal Pharmaceuticals Incorporated †	810	67,028
Magenta Therapeutics Incorporated †	2,187	13,997
Mannkind Corporation †	37,450	179,760
Mei Pharma Incorporated †	3,730	10,444
MeiraGTx Holdings plc †	5,158	64,527
MiMedx Group Incorporated †	23,896	352,705
Morphic Holding Incorporated †	2,401	151,287
Myriad Genetics Incorporated †	12,704	454,549
Nurix Therapeutics Incorporated †	1,349	43,424
Ocugen Incorporated †	13,659	103,672
Oncocyte Corporation †	1,771	7,261
Oncternal Therapeutics Incorporated †	19,585	88,524
OPKO Health Incorporated †	83,134	320,897
Organogenesis Holdings Incorporated Class A †	21,523	367,182
PDL BioPharma Incorporated ♦‡	91,928	304,282
Pfenex Incorporated ♦	2,991	0
Precigen Incorporated †	33,872	204,926
Precision BioSciences Incorporated †	10,654	133,921
Prometheus Biosciences Incorporated †	1,309	28,562
Protagonist Therapeutics Incorporated †	3,352	162,572
Prothema Corporation plc †	3,327	223,308
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio  |  17

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Biotechnology (continued)
PTC Therapeutics Incorporated †	4,958	$ 216,417
Puma Biotechnology Incorporated †	23,826	180,363
Radius Health Incorporated †	18,754	259,930
Regenxbio Incorporated †	3,904	126,099
Relay Therapeutics Incorporated †	4,446	142,405
Revolution Medicines Incorporated †	2,620	76,216
Rigel Pharmaceuticals Incorporated †	12,817	48,705
Rocket Pharmaceuticals Incorporated †	1,297	44,370
Rubius Therapeutics Incorporated †	4,140	89,921
Sangamo Therapeutics Incorporated †	13,139	130,207
Scholar Rock Holding Corporation †	2,154	85,148
Selecta Biosciences Incorporated †	7,206	31,274
Seres Therapeutics Incorporated †	4,774	30,601
Sesen Bio Incorporated †	33,590	31,840
Shattuck Labs Incorporated †	1,455	30,744
Sigilon Therapeutics Incorporated †	6,701	39,804
Sorrento Therapeutics Incorporated †	23,925	215,325
Spero Therapeutics Incorporated †	266	5,121
Springworks Therapeutics Incorporated †	2,590	194,509
SQZ Biotechnologies Company †	4,417	58,746
Stoke Therapeutics Incorporated †	903	23,641
Summit Therapeutics Incorporated †	12,490	99,545
Surface Oncology Incorporated †	32,395	205,060
Sutro Biopharma Incorporated †	8,260	179,407
TG Therapeutics Incorporated †	4,613	124,874
Translate Bio Incorporated †	5,458	204,129
Travere Therapeutics Incorporated †	4,135	90,267
Trevena Incorporated †	5,023	6,630
Turning Point Therapeutics Incorporated †	2,727	210,034
Twist Bioscience Corporation †	3,399	384,801
UroGen Pharma Limited †	4,432	78,092
Vanda Pharmaceuticals Incorporated †	15,236	255,051
Vaxart Incorporated †	2,260	20,227
Veracyte Incorporated †	5,051	243,004
Verastem Incorporated †	30,196	80,019
Vericel Corporation †	7,831	424,205
Vincerx Pharma Incorporated †	3,064	48,044
VIR Biotechnology Incorporated †	2,942	151,631
Viracta Therapeutics Incorporated †	899	8,289
VistaGen Therapeutics Incorporated †	596	1,812
XBiotech Incorporated	9,661	154,286
Xencor Incorporated †	8,111	274,720
XOMA Corporation †	3,570	111,098
Y-mAbs Therapeutics Incorporated †	3,851	118,534
		23,802,543
Health care equipment & supplies: 4.02%
Accuray Incorporated †	24,974	101,644
Alphatec Holdings Incorporated †	8,003	115,883
AngioDynamics Incorporated †	5,649	159,867
Apyx Medical Corporation †	9,839	116,199
Asensus Surgical Incorporated †	11,245	24,739
Atricure Incorporated †	2,249	165,571
Atrion Corporation	229	158,940
Avanos Medical Incorporated †	6,758	223,014
Axogen Incorporated †	5,722	97,617
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Health care equipment & supplies (continued)
Axonics Modulation Technologies Incorporated †	1,907	$ 142,987
BioLife Solutions Incorporated †	732	42,720
Bioventus Incorporated Class A †	9,267	134,464
Butterfly Network Incorporated †	2,534	31,320
Cardiovascular Systems Incorporated †	2,137	76,483
Cerus Corporation †	3,939	25,407
ClearPoint Neuro Incorporated †	3,004	56,685
Conmed Corporation	2,908	381,937
CryoLife Incorporated †	3,040	79,770
Cryoport Incorporated †	1,140	72,470
Cutera Incorporated †	2,932	145,838
Glaukos Corporation †	2,377	141,741
Haemonetics Corporation †	4,016	252,004
Heska Corporation †	897	237,974
Inari Medical Incorporated †	2,384	195,154
Inogen Incorporated †	2,431	143,891
Integer Holdings Corporation †	3,423	338,158
Intersect ENT Incorporated †	1,048	28,516
Invacare Corporation †	15,878	134,328
IRadimed Corporation †	1,499	50,606
iRhythm Technologies Incorporated †	1,318	63,000
Lantheus Holdings Incorporated †	4,923	129,820
LeMaitre Vascular Incorporated	3,161	178,976
LivaNova plc †	3,849	318,274
Meridian Bioscience Incorporated †	8,029	162,507
Merit Medical Systems Incorporated †	5,117	367,247
Mesa Laboratories Incorporated	238	63,527
Misonix Incorporated †	386	9,804
Natus Medical Incorporated †	7,273	192,880
Neogen Corporation †	8,373	366,570
Neuronetics Incorporated †	9,694	65,144
Nevro Corporation †	1,701	207,522
NuVasive Incorporated †	3,597	223,518
OraSure Technologies Incorporated †	5,395	59,075
Ortho Clinical Diagnostics Holdings plc †	8,794	179,749
Orthofix Medical Incorporated †	3,285	139,284
Outset Medical Incorporated †	1,140	56,191
Retractable Technologies Incorporated †	11,383	146,613
Seaspine Holdings Corporation †	3,643	61,130
Senseonics Holdings Incorporated †	47,427	190,182
Shockwave Medical Incorporated †	2,153	461,194
SI-BONE Incorporated †	1,502	36,664
Sientra Incorporated †	10,465	63,627
Silk Road Medical Incorporated †	946	56,079
STAAR Surgical Company †	3,314	511,914
Stereotaxis Incorporated †	2,102	14,840
Surmodics Incorporated †	2,282	137,080
Tactile Systems Technology Class I †	2,860	127,213
Treace Medical Concepts Incorporated †	2,258	57,015
Utah Medical Products Incorporated	965	85,499
Varex Imaging Corporation †	5,655	164,956
ViewRay Incorporated †	19,908	120,244
Zynex Incorporated †	2,796	37,494
		8,930,759
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio  |  19

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Health care providers & services: 2.72%
1Life Healthcare Incorporated †	535	$ 13,113
Addus Homecare Corporation †	705	63,394
Agiliti Incorporated †	2,324	49,571
AMN Healthcare Services Incorporated †	3,784	429,560
Apollo Medical Holdings Incorporated †	2,828	214,673
Apria Incorporated †	2,376	84,752
Brookdale Senior Living Incorporated †	11,471	83,738
Community Health Systems Incorporated †	17,919	220,583
CorVel Corporation †	847	139,594
Covetrus Incorporated †	8,862	200,193
Cross Country Healthcare Incorporated †	12,728	276,834
Fulgent Genetics Incorporated †	2,596	236,859
Hanger Incorporated †	4,100	97,908
HealthEquity Incorporated †	2,444	156,831
InfuSystem Holdings Incorporated †	620	8,835
LHC Group Incorporated †	1,665	310,955
Mednax Incorporated †	5,836	187,394
Modivcare Incorporated †	784	154,652
National Healthcare Corporation	266	19,644
Option Care Health Incorporated †	5,690	152,208
Owens & Minor Incorporated	9,782	364,673
Patterson Companies Incorporated	6,216	190,458
Privia Health Group Incorporated †	493	14,696
Progyny Incorporated †	3,087	172,471
R1 RCM Incorporated †	5,389	106,271
RadNet Incorporated †	2,061	64,736
Select Medical Holdings Corporation	9,403	325,062
Sharps Compliance Corporation †	12,854	115,557
Surgery Partners Incorporated †	1,613	79,360
Tenet Healthcare Corporation †	7,926	597,224
The Ensign Group Incorporated	4,092	334,194
The Joint Corporation †	1,522	155,503
The Pennant Group Incorporated †	838	25,618
Tivity Health Incorporated †	8,046	187,070
Triple-S Management Corporation Class B †	612	21,726
U.S. Physical Therapy Incorporated	1,012	118,809
Viemed Healthcare Incorporated †	8,850	56,729
		6,031,448
Health care technology: 1.30%
Allscripts Healthcare Solutions Incorporated †	17,142	263,301
American Well Corporation Class A †	8,371	89,653
Castlight Health Incorporated Class B †	73,678	133,357
Computer Programs & Systems Incorporated	6,524	232,059
Evolent Health Incorporated Class A †	7,967	195,670
Forian Incorporated †	2,487	30,366
Health Catalyst Incorporated †	1,238	67,607
HealthStream Incorporated †	2,952	89,711
Inovalon Holdings Incorporated Class A †	7,176	293,140
Inspire Medical Systems Incorporated †	1,300	290,628
MultiPlan Corporation †	26,115	156,690
Nanthealth Incorporated †	1,849	4,068
NextGen Healthcare Incorporated †	9,288	141,735
Omnicell Incorporated †	2,825	438,638
OptimizeRx Corporation †	1,613	106,748
Phreesia Incorporated †	1,831	131,008
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Health care technology (continued)
Schrodinger Incorporated †	962	$ 57,422
Tabula Rasa Healthcare Incorporated †	1,124	35,192
Vocera Communications Incorporated †	2,461	119,334
		2,876,327
Life sciences tools & services: 1.17%
Akoya Biosciences Incorporated †	6,125	97,816
Berkeley Lights Incorporated †	1,720	61,163
Bionano Genomics Incorporated †	19,042	111,015
Cerevel Therapeutics Holdings Incorporated †	4,565	144,528
Chromadex Corporation †	7,315	62,397
Codexis Incorporated †	5,885	159,013
Fluidigm Corporation †	14,085	101,553
Harvard Bioscience Incorporated †	29,050	239,953
Inotiv Incorporated †	4,270	111,148
Medpace Holdings Incorporated †	2,410	439,464
Nanostring Technologies Incorporated †	2,638	153,532
Neogenomics Incorporated †	6,708	326,143
Pacific Biosciences of California †	12,897	403,805
Personalis Incorporated †	3,816	80,823
Quanterix Corporation †	1,851	94,494
		2,586,847
Pharmaceuticals: 2.37%
Aclaris Therapeutics Incorporated †	11,121	180,271
Aerie Pharmaceuticals Incorporated †	4,641	69,197
Amneal Pharmaceuticals Incorporated †	61,692	347,943
Amphastar Pharmaceuticals Incorporated †	7,896	155,235
ANI Pharmaceuticals Incorporated †	711	21,565
Antares Pharma Incorporated †	56,018	220,692
Arvinas Incorporated †	2,073	178,713
Atea Pharmaceuticals Incorporated †	11,505	341,929
BioDelivery Sciences International Incorporated †	58,983	227,674
Cara Therapeutics Incorporated †	8,942	141,105
Collegium Pharmaceutical Incorporated †	10,111	207,579
Corcept Therapeutics Incorporated †	14,571	310,071
Cymabay Therapeutics Incorporated †	127	503
Dova Pharmaceuticals Incorporated ♦	2,458	0
Durect Corporation †	7,653	10,638
Evolus Incorporated †	4,728	50,117
EyePoint Pharmaceuticals Incorporated †	5,286	57,829
Harmony Biosciences Holdings †	7,600	257,564
Ikena Oncology Incorporated †	723	9,305
Innoviva Incorporated †	24,616	375,640
Intra-Cellular Therapies Incorporated †	1,805	59,926
KemPharm Incorporated †	2,998	27,881
NGM Biopharmaceuticals Incorporated †	1,522	33,225
Nuvation Bio Incorporated †	8,792	81,150
Ocular Therapeutix Incorporated †	1,397	14,752
Omeros Corporation †	1,427	23,260
Pacira Pharmaceuticals Incorporated †	4,808	285,066
Paratek Pharmaceuticals Incorporated †	23,589	131,155
Phibro Animal Health Corporation Class A	10,917	265,174
Prestige Consumer Healthcare Incorporated †	7,852	450,626
Reata Pharmaceuticals Incorporated Class A †	731	77,859
Revance Therapeutics Incorporated †	1,139	30,502
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio  |  21

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Pharmaceuticals (continued)
Siga Technologies Incorporated †	46,538	$ 303,893
Supernus Pharmaceuticals Incorporated †	8,419	231,775
Tarsus Pharmaceuticals Incorporated †	146	3,869
TherapeuticsMD Incorporated †	70,669	56,182
Verrica Pharmaceuticals Incorporated †	1,757	19,678
		5,259,543
Industrials: 13.41%
Aerospace & defense: 0.63%
AAR Corporation †	3,973	134,486
Aerojet Rocketdyne Holdings	4,972	206,437
Aerovironment Incorporated †	1,200	122,832
Astronics Corporation †	1,759	23,500
Ducommun Incorporated †	1,054	55,546
Kaman Corporation	1,093	42,714
Kratos Defense & Security Solutions Incorporated †	5,746	142,041
Maxar Technologies Incorporated	4,674	148,586
Moog Incorporated Class A	2,890	229,582
National Presto Industries Incorporated	137	11,445
PAE Incorporated †	7,580	50,710
Park Aerospace Corporation	3,219	46,933
Parsons Corporation †	732	25,935
Triumph Group Incorporated †	3,013	55,620
Vectrus Incorporated †	1,918	96,495
		1,392,862
Air freight & logistics: 0.27%
Atlas Air Worldwide Holdings Incorporated †	2,485	181,827
Echo Global Logistics Incorporated †	2,530	83,186
Forward Air Corporation	1,302	114,797
Hub Group Incorporated Class A †	1,702	119,480
Radiant Logistics Incorporated †	15,667	107,319
		606,609
Airlines: 0.38%
Allegiant Travel Company †	1,059	203,794
Frontier Group Holdings Incorporated †	3,351	51,371
Mesa Air Group Incorporated †	23,875	190,523
SkyWest Incorporated †	5,133	239,454
Spirit Airlines Incorporated †	4,448	109,109
Sun Country Airlines Holding †	1,330	43,079
		837,330
Building products: 0.93%
AAON Incorporated	888	60,482
American Woodmark Corporation †	1,130	79,620
Apogee Enterprises Incorporated	1,996	85,788
Cornerstone Building Brands Incorporated †	5,148	85,560
CSW Industrials Incorporated	27	3,585
Gibraltar Industries Incorporated †	1,486	110,945
Griffon Corporation	2,416	58,467
Insteel Industries Incorporated	2,756	101,972
JELD-WEN Holding Incorporated †	6,543	180,194
Masonite International Corporation †	1,728	206,807
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Building products (continued)
PGT Incorporated †	2,623	$ 55,686
Quanex Building Products Corporation	5,944	140,041
Resideo Technologies Incorporated †	8,243	265,754
Simpson Manufacturing Company Incorporated	2,186	247,346
UFP Industries Incorporated	4,202	315,486
View Incorporated †	14,800	74,148
		2,071,881
Commercial services & supplies: 1.39%
ABM Industries Incorporated	5,482	271,469
ACCO Brands Corporation	5,711	53,512
Brady Corporation Class A	2,779	148,204
BrightView Holdings Incorporated †	2,775	42,541
Casella Waste Systems Incorporated Class A †	1,639	121,270
Ceco Environmental Corporation †	5,395	40,732
Cimpress plc †	642	60,977
CompX International Incorporated	532	12,231
Covanta Holding Corporation	3,488	69,934
Deluxe Corporation	3,096	118,732
Ennis Incorporated	759	14,732
Harsco Corporation †	808	14,738
Healthcare Services Group Incorporated	5,286	138,282
Heritage Crystal Clean Incorporated †	387	11,432
Herman Miller Incorporated	5,371	225,743
HNI Corporation	4,557	172,665
Interface Incorporated	5,190	74,632
KAR Auction Services Incorporated †	4,002	67,674
Matthews International Corporation Class A	4,601	170,375
NL Industries	3,877	26,519
Pitney Bowes Incorporated	13,321	99,508
RR Donnelley & Sons Company †	32,118	157,699
Steelcase Incorporated Class A	5,079	71,563
Team Incorporated †	11,542	51,708
Tetra Tech Incorporated	3,263	469,350
The Brink's Company	2,174	169,920
UniFirst Corporation	657	150,499
VSE Corporation	1,147	57,339
		3,083,980
Construction & engineering: 1.21%
Ameresco Incorporated Class A †	1,179	81,528
APi Group Corporation 144A†	10,893	252,609
Arcosa Incorporated	2,301	116,937
Comfort Systems Incorporated	2,934	222,925
Construction Partners Incorporated Class A †	2,266	75,843
Dycom Industries Incorporated †	2,226	167,685
EMCOR Group Incorporated	3,487	423,671
Fluor Corporation †	10,662	177,629
Granite Construction Incorporated	3,303	133,904
Great Lakes Dredge & Dock Company †	4,258	64,338
IES Holdings Incorporated †	603	29,487
Infrastructure and Energy Alternatives Incorporated †	8,769	112,506
Matrix Service Company †	1,921	21,669
MYR Group Incorporated †	2,479	257,841
Northwest Pipe Company †	1,211	31,389
Primoris Services Corporation	5,927	152,324
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio  |  23

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Construction & engineering (continued)
Sterling Construction Company Incorporated †	3,770	$ 86,936
Tutor Perini Corporation †	7,431	107,155
WillScot Mobile Mini Holdings Corporation †	5,768	170,733
		2,687,109
Electrical equipment: 1.22%
Allied Motion Technologies	1,458	50,388
Array Technologies Incorporated †	16,274	310,345
Atkore International Incorporated †	4,646	431,009
AZZ Incorporated	3,963	212,219
Babcock & Wilcox Enterprises Incorporated †	15,369	112,194
Bloom Energy Corporation Class A †	7,024	150,454
Encore Wire Corporation	3,060	260,131
EnerSys	3,539	299,364
Eos Energy Enterprises Incorporated †	3,686	47,623
FTC Solar Incorporated †	1,910	20,724
Fuelcell Energy Incorporated †	9,649	60,210
GrafTech International Limited	27,984	309,783
Powell Industries Incorporated	670	16,951
Preformed Line Products Company	185	12,972
Romeo Power Incorporated †	3,010	14,659
Stem Incorporated †	7,796	194,822
TPI Composites Incorporated †	3,332	120,985
Vicor Corporation †	575	70,938
		2,695,771
Machinery: 3.86%
Alamo Group Incorporated	724	112,227
Albany International Corporation Class A	1,722	134,884
Altra Industrial Motion Corporation	4,532	265,394
Astec Industries Incorporated	1,656	101,248
Barnes Group Incorporated	2,591	123,513
Blue Bird Corporation †	4,830	104,570
Chart Industries Incorporated †	2,440	459,647
Circor International Incorporated †	1,347	48,155
Columbus McKinnon Corporation	1,115	51,346
Commercial Vehicle Group Incorporated †	17,081	179,521
Desktop Metal Incorporated †	6,170	51,211
Douglas Dynamics Incorporated	722	28,692
Energy Recovery Incorporated †	2,349	47,990
Enerpac Tool Group Corporation	4,141	104,188
EnPro Industries Incorporated	1,013	86,622
ESC Briggs & Stratton ♦	1,723	0
ESCO Technologies Incorporated	1,091	98,321
Evoqua Water Technologies Company †	7,093	276,060
Federal Signal Corporation	4,828	196,162
Franklin Electric Company Incorporated	4,142	351,987
Gorman Rupp Company	1,186	41,593
Helios Technologies Incorporated	1,736	141,692
Hillenbrand Incorporated	5,387	250,065
Hyliion Holdings Corporation †	8,443	74,552
Hyster Yale Materials Handeling Incorporated	742	43,489
Ideanomics Incorporated †	19,143	48,049
John Bean Technologies Corporation	2,136	311,621
Kadant Incorporated	841	175,870
Kennametal Incorporated	4,443	165,191
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Machinery (continued)
Lindsay Manufacturing Company	940	$ 154,865
Luxfer Holdings plc	1,139	24,318
Manitowoc Company Incorporated †	2,314	56,115
Mayville Engineering Company Incorporated †	4,998	74,570
Meritor Incorporated †	9,078	215,330
Miller Industries Incorporated	1,196	44,515
Mueller Industries Incorporated	7,981	356,032
Mueller Water Products Incorporated Class A	12,986	215,827
NN Incorporated †	16,561	90,092
Omega Flex Incorporated	457	69,464
Park Ohio Holdings Corporation	3,158	81,413
Proto Labs Incorporated †	1,130	83,801
RBC Bearings Incorporated †	1,152	266,711
REV Group Incorporated	9,773	158,909
Rexnord Corporation	8,236	500,419
SPX Corporation †	3,041	190,002
SPX FLOW Incorporated	3,527	284,029
Standex International Corporation	1,054	104,599
Tennant Company	1,615	119,478
Terex Corporation	7,606	388,286
The Greenbrier Companies Incorporated	2,382	105,046
The Shyft Group Incorporated	6,520	286,945
Titan International Incorporated †	15,155	125,938
Trimas Corporation †	1,233	39,592
Trinity Industries Incorporated	418	12,135
Wabash National Corporation	3,732	57,995
Watts Water Technologies Incorporated	2,229	382,430
		8,562,716
Marine: 0.13%
Matson Incorporated	3,738	295,937
Paper & forest products: 0.12%
Boise Cascade Company	4,441	256,912
Professional services: 1.50%
ASGN Incorporated †	3,427	384,475
Atlas Technical Consultants Incorporated †	3,956	40,035
Barrett Business Services Incorporated	1,132	87,730
CBIZ Incorporated †	2,965	101,136
CRA International Incorporated	460	42,775
Exponent Incorporated	2,180	254,842
GP Strategies Corporation †	9,811	202,891
Heidrick & Struggles International Incorporated	777	33,582
HireQuest Incorporated	1,139	21,128
Huron Consulting Group Incorporated †	982	48,481
ICF International Incorporated	1,184	110,893
Insperity Incorporated	2,797	308,621
KBR Incorporated	8,785	342,088
Kelly Services Incorporated Class A	7,781	151,263
Kforce Incorporated	3,039	177,538
Korn Ferry International	2,505	177,078
ManTech International Corporation Class A	1,884	149,156
Mistras Group Incorporated †	8,814	93,517
TriNet Group Incorporated †	2,321	213,718
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio  |  25

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Professional services (continued)
TrueBlue Incorporated †	6,414	$ 175,295
UPwork Incorporated †	4,987	222,969
		3,339,211
Road & rail: 0.54%
Arcbest Corporation	3,453	230,419
Avis Budget Group Incorporated †	3,022	274,247
Covenant Transport Incorporated Class A †	4,581	111,593
Daseke Incorporated †	1	9
Saia Incorporated †	1,468	352,511
Universal Truckload Services	1,408	30,793
US Xpress Enterprises Incorporated Class A †	1,976	17,270
Werner Enterprises Incorporated	3,174	149,686
Yellow Corporation †	3,488	21,242
		1,187,770
Trading companies & distributors: 1.11%
Applied Industrial Technologies Incorporated	1,878	166,785
Beacon Roofing Supply Incorporated †	3,563	183,423
Bluelinx Holdings Incorporated †	5,512	317,271
GATX Corporation	1,282	117,534
Global Industrial Company	218	8,391
GMS Incorporated †	2,615	129,207
H&E Equipment Services Incorporated	632	21,520
Herc Holdings Incorporated †	1,720	226,094
McGrath RentCorp	903	63,011
Rush Enterprises Incorporated Class A	5,086	224,293
Rush Enterprises Incorporated Class B	4,401	186,558
Textainer Group Holdings Limited †	2,413	80,160
Titan Machinery Incorporated †	3,676	105,575
Triton International Limited	3,774	206,513
Veritiv Corporation †	2,114	189,562
WESCO International Incorporated †	2,054	240,359
		2,466,256
Transportation infrastructure: 0.12%
Macquarie Infrastructure Company LLC	6,676	266,039
Information technology: 15.25%
Communications equipment: 0.61%
Adtran Incorporated	4,552	94,044
Aviat Networks Incorporated †	3,192	113,124
Calamp Corporation †	789	8,947
Calix Networks Incorporated †	3,669	170,975
Cambium Networks Corporation †	2,836	106,265
Casa Systems Incorporated †	574	4,041
Clearfield Incorporated †	1,824	82,645
Echostar Corporation †	2,956	79,812
Emcore Corporation †	8,370	62,608
Extreme Networks Incorporated †	11,681	126,505
Infinera Corporation †	1,156	9,791
KVH Industries Incorporated †	4,548	48,072
Netgear Incorporated †	3,639	130,021
NetScout Systems Incorporated †	1,581	43,351
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Communications equipment (continued)
Plantronics Incorporated †	2,341	$ 69,715
Viavi Solutions Incorporated †	12,225	199,145
		1,349,061
Electronic equipment, instruments & components: 2.26%
Aeva Technologies Incorporated †	2,034	19,954
Badger Meter Incorporated	1,842	197,260
Belden Incorporated	4,562	261,175
Benchmark Electronics Incorporated	4,738	128,068
CTS Corporation	3,993	140,074
Daktronics Incorporated †	15,517	94,499
ePlus Incorporated †	1,685	182,351
Fabrinet †	2,551	262,804
FARO Technologies Incorporated †	572	39,434
II-VI Incorporated †	5,462	343,997
Insight Enterprises Incorporated †	3,685	379,150
Iteris Incorporated †	7,379	42,060
Itron Incorporated †	2,002	168,188
Kimball Electronics Incorporated †	7,466	180,453
Knowles Corporation †	6,531	130,620
Methode Electronics Incorporated	2,769	128,952
MicroVision Incorporated †	6,685	98,470
Novanta Incorporated †	2,057	315,174
OSI Systems Incorporated †	1,601	158,403
Ouster Incorporated †	7,274	61,102
Par Technology Corporation †	116	7,880
PC Connection Incorporated	804	38,922
Plexus Corporation †	3,024	277,694
Rogers Corporation †	1,135	241,085
Sanmina Corporation †	9,306	367,401
ScanSource Incorporated †	5,212	185,443
TTM Technologies Incorporated †	11,495	160,930
Velodyne Lidar Incorporated †	5,046	33,304
Vishay Intertechnology Incorporated	16,568	363,999
Vishay Precision Group †	530	19,806
		5,028,652
IT services: 1.64%
BigCommerce Holdings Incorporated Series 1 †	2,194	130,631
BM Technologies Incorporated †	1,827	17,795
Brightcove Incorporated †	7,616	86,518
Conduent Incorporated †	35,432	258,654
CSG Systems International Incorporated	3,174	153,019
ESC Incorporated ♦	6,981	0
Evertec Incorporated	5,434	251,323
EVO Payments Incorporated Class A †	3,293	83,774
ExlService Holdings Incorporated †	2,841	349,841
GreenBox POS †	12,830	125,093
GreenSky Incorporated Class A †	1,024	8,141
Grid Dynamics Holdings Incorporated †	3,287	87,993
Hackett Group Incorporated	5,090	99,764
IBEX Holdings Limited †	3,508	63,074
International Money Express Incorporated †	9,001	164,178
LiveRamp Holdings Incorporated †	3,265	159,985
Maximus Incorporated	5,214	454,087
Moneygram International Incorporated †	6,696	60,197
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio  |  27

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
IT services (continued)
Paya Holdings Incorporated Class A †	4,559	$ 43,994
Perficient Incorporated †	2,706	322,609
Priority Technology Holdings †	14,221	85,753
Rackspace Technology Incorporated †	1,045	14,599
StarTek Incorporated †	8,744	53,076
TTEC Holdings Incorporated	2,150	226,739
Tucows Incorporated Class A †	906	67,144
Unisys Corporation †	8,303	201,016
Verra Mobility Corporation †	3,978	61,699
		3,630,696
Semiconductors & semiconductor equipment: 3.15%
Advanced Energy Industries Incorporated	2,231	201,192
Alpha & Omega Semiconductor †	7,373	214,186
Ambarella Incorporated †	1,949	201,858
Amkor Technology Incorporated	9,701	266,486
Axcelis Technologies Incorporated †	4,583	227,821
AXT Incorporated †	5,699	53,058
Ceva Incorporated †	1,116	53,847
CMC Materials Incorporated	1,570	208,213
Cohu Incorporated †	6,951	248,012
Diodes Incorporated †	3,792	367,179
FormFactor Incorporated †	5,822	226,359
Ichor Holdings Limited †	3,923	173,828
Kopin Corporation †	5,709	33,569
Kulicke and Soffa Industries Incorporated	6,627	465,149
Lattice Semiconductor Corporation †	8,628	535,971
Macom Technology Solutions Holdings Incorporated †	3,016	183,101
Maxlinear Incorporated †	4,065	212,315
Metamaterial Incorporated	4,491	20,883
Neophotonics Corporation †	1,171	10,937
NVE Corporation	1,285	90,220
Onto Innovation Incorporated †	2,943	218,165
Photronics Incorporated †	8,777	132,269
Power Integrations Incorporated	3,898	423,479
Rambus Incorporated †	6,256	148,893
Semtech Corporation †	4,484	313,521
Silicon Laboratories Incorporated †	2,450	386,169
Sitime Corporation †	394	83,859
Smart Global Holdings Incorporated †	4,223	204,647
SunPower Corporation	11,850	255,368
Synaptics Incorporated †	2,502	474,830
Ultra Clean Holdings Incorporated †	5,931	274,249
Veeco Instruments Incorporated †	3,813	86,898
		6,996,531
Software: 7.33%
8x8 Incorporated †	8,949	216,118
A10 Networks Incorporated †	13,489	187,362
ACI Worldwide Incorporated †	8,666	279,305
Agilysys Incorporated †	2,479	140,882
Alarm.com Holdings Incorporated †	3,866	326,020
Altair Engineering Incorporated Class A †	5,036	372,614
American Software Incorporated Class A	8,115	205,878
AppFolio Incorporated Class A †	1,361	160,734
Appian Corporation †	2,634	282,365
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Software (continued)
Arlo Technologies Incorporated †	10,252	$ 63,562
Asana Incorporated Class A †	3,855	291,245
Avaya Holdings Corporation †	17,598	354,952
Benefitfocus Incorporated †	8,176	98,684
Blackbaud Incorporated †	4,488	312,769
BlackLine Incorporated †	2,822	307,880
Bottomline Technologies (DE) Incorporated †	3,194	135,010
Box Incorporated Class A †	9,549	246,173
BTRS Holdings Incorporated †	8,032	87,629
Cerence Incorporated †	3,017	327,163
ChannelAdvisor Corporation †	6,835	175,113
CleanSpark Incorporated †	6,619	91,342
CommVault Systems Incorporated †	4,739	383,717
Cornerstone OnDemand Incorporated †	3,395	194,534
Digimarc Corporation †	1,040	30,410
Digital Turbine Incorporated †	7,840	458,248
Domo Incorporated Class B †	3,285	294,008
Ebix Incorporated	7,158	206,007
eGain Corporation †	9,540	112,381
Envestnet Incorporated †	3,830	305,902
GTY Technology Holdings Incorporated †	3,704	27,336
Intelligent Systems Corporation †	4,202	162,155
InterDigital Incorporated	4,338	312,813
J2 Global Incorporated †	4,033	555,344
JFrog Limited †	3,511	134,963
LivePerson Incorporated †	3,466	222,171
Marathon Digital Holdings Incorporated †	10,961	444,907
MicroStrategy Incorporated Class A †	555	385,337
Mimecast Limited †	4,713	329,015
Mitek Systems Incorporated †	6,434	143,929
Model N Incorporated †	1,209	40,997
Momentive Global Incorporated †	6,296	123,465
ON24 Incorporated †	2,977	67,310
OneSpan Incorporated †	2,742	52,838
Pagerduty Incorporated †	4,616	197,565
Ping Identity Holding Corporation †	1,911	49,590
Progress Software Corporation	6,349	295,609
PROS Holdings Incorporated †	2,430	105,073
Q2 Holdings Incorporated †	2,753	242,512
Qualys Incorporated †	2,950	346,271
Rapid7 Incorporated †	3,395	412,560
Rimini Street Incorporated †	15,941	152,237
Riot Blockchain Incorporated †	7,762	289,678
SailPoint Technologies Holdings Incorporated †	6,418	300,747
Sapiens International Corporation	5,855	167,102
Secureworks Corporation Class A †	13,341	272,957
Shotspotter Incorporated †	2,889	115,069
Smith Micro Software Incorporated †	11,112	55,449
Sprout Social Incorporated Class A †	3,069	373,190
SPS Commerce Incorporated †	3,301	447,385
Sumo Logic Incorporated †	7,130	148,661
Telos Corporation †	3,253	107,349
Tenable Holdings Incorporated †	6,468	286,985
Upland Software Incorporated †	2,443	95,228
Varonis Systems Incorporated †	5,925	408,884
Verint Systems Incorporated	7,991	356,718
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio  |  29

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Software (continued)
Veritone Incorporated †	944	$ 19,701
Viant Technology †	6,293	86,529
Vonage Holdings Corporation †	17,672	249,175
Workiva Incorporated †	2,826	396,403
Xperi Holding Corporation	10,481	223,979
Yext Incorporated †	8,830	119,382
Zix Corporation †	18,677	144,560
Zuora Incorporated †	8,660	147,047
		16,264,182
Technology hardware, storage & peripherals: 0.26%
3D Systems Corporation †	6,476	197,129
Avid Technology Incorporated †	4,545	117,306
Corsair Gaming Incorporated †	1,175	34,016
Diebold Nixdorf Incorporated †	5,111	55,608
Super Micro Computer Incorporated †	3,518	128,548
Turtle Beach Corporation †	1,682	47,786
		580,393
Materials: 3.86%
Chemicals: 2.09%
Advansix Incorporated †	7,909	288,679
American Vanguard Corporation	1,173	17,982
Amyris Incorporated †	197	2,965
Avient Corporation	5,985	311,759
Balchem Corporation	1,774	249,105
Cabot Corporation	5,672	302,885
Danimer Scientific Incorporated †	4,955	96,821
Ecovyst Incorporated	2,338	30,417
Ferro Corporation †	6,618	137,654
GCP Applied Technologies Incorporated †	3,964	94,502
Hawkins Incorporated	3,067	116,178
HB Fuller Company	3,771	254,806
Ingevity Corporation †	3,145	252,827
Innospec Incorporated	1,645	153,972
Intrepid Potash Incorporated †	236	7,318
Kooper Holdings Incorporated †	6,603	217,239
Kraton Performance Polymers Incorporated †	1,879	79,143
Kronos Worldwide Incorporated	7,279	96,374
Livent Corporation †	6,131	152,478
Minerals Technologies Incorporated	3,187	250,626
Orion Engineered Carbons SA †	9,304	164,402
Quaker Chemical Corporation	392	101,575
Rayonier Advanced Materials †	4,585	32,370
Sensient Technologies Corporation	3,712	322,387
Stepan Company	2,042	240,058
Tredegar Corporation	1,801	23,917
Trinseo SA	5,729	297,507
Tronox Holdings plc Class A	13,647	288,361
Valhi Incorporated	2,363	56,050
		4,640,357
Construction materials: 0.10%
Summit Materials Incorporated Class A †	6,215	209,259
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Containers & packaging: 0.20%
Greif Incorporated Class A	2,936	$ 185,908
O-I Glass Incorporated †	15,750	238,298
Pactiv Evergreen Incorporated	1,765	24,269
		448,475
Metals & mining: 1.44%
Allegheny Technologies Incorporated †	6,910	123,413
Arconic Corporation †	7,197	248,225
Carpenter Technology	988	32,950
Century Aluminum Company †	5,416	69,433
Coeur d'Alene Mines Corporation †	20,842	146,936
Commercial Metals Company	10,770	351,317
Compass Minerals International Incorporated	3,693	247,172
Constellium SE †	12,259	247,877
Hecla Mining Company	31,723	195,096
Kaiser Aluminum Corporation	283	35,732
Materion Corporation	927	67,699
MP Materials Corporation †	7,471	250,801
Olympic Steel Incorporated	7,229	197,063
Ryerson Holding Corporation	11,801	273,193
Schnitzer Steel Industries Incorporated Class A	5,104	241,470
Suncoke Energy Incorporated	5,738	39,879
TimkenSteel Corporation †	10,904	149,167
Warrior Met Coal Incorporated	545	12,203
Worthington Industries Incorporated	4,626	268,077
		3,197,703
Paper & forest products: 0.03%
Clearwater Paper Corporation †	287	9,325
Schweitzer-Mauduit International Incorporated	1,521	58,209
		67,534
Real estate: 6.11%
Equity REITs: 5.28%
Acadia Realty Trust	4,101	87,023
Agree Realty Corporation	3,475	259,061
Alexander & Baldwin Incorporated	6,718	140,272
Alexander's Incorporated	180	47,934
American Assets Trust Incorporated	2,264	90,152
American Finance Trust Incorporated	1,486	12,809
Apartment Investment & Management Company Class A	29,317	210,496
Apple Hospitality REIT Incorporated	11,584	171,212
Armada Hoffler Properties Incorporated	6,150	82,595
Brandywine Realty Trust	19,269	267,454
Broadstone Net Lease Incorporated REIT	9,095	249,203
BRT Apartments Corporation REIT	3,411	66,242
CareTrust REIT Incorporated	11,036	242,682
Catchmark Timber Trust Incorporated Class A	1,749	20,183
Chatham Lodging Trust †	486	5,832
City Office REIT Incorporated	6,683	106,728
Clipper Realty Incorporated	4,169	35,186
Columbia Property Trust Incorporated	6,406	107,108
Community Healthcare Trust Incorporated	1,120	54,331
CorePoint Lodging Incorporated †	3,890	56,249
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio  |  31

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Equity REITs (continued)
Corporate Office Properties Trust	7,102	$ 200,134
CTO Realty Growth Incorporated REIT	3,433	192,557
DiamondRock Hospitality †	5,811	52,531
DigitalBridge Group Incorporated †	22,792	157,265
Diversified Healthcare Trust	1,423	5,336
Easterly Government Properties Incorporated	1,106	23,635
EastGroup Properties Incorporated	2,632	474,444
Empire State Realty Trust Incorporated Class A	7,858	80,702
Equity Commonwealth	3,188	83,972
Essential Properties Realty	7,593	246,089
Farmland Partners REIT Incorporated	2,004	24,549
Four Corners Property Trust Incorporated	6,401	183,133
Franklin Street Properties Corporation	7,253	34,814
Getty Realty Corporation	3,517	111,243
Global Net Lease Incorporated	3,213	54,621
Healthcare Realty Trust Incorporated	8,602	258,318
Independence Realty Trust Incorporated	9,449	193,516
Industrial Logistics Properties Trust	8,456	231,948
Innovative Industrial Properties Incorporated	1,463	359,766
iStar Financial Incorporated	4,982	131,774
Kite Realty Group Trust	5,720	115,887
Lexington Corporate Properties Trust	21,492	290,787
LTC Properties Incorporated	3,599	124,201
Mack-Cali Realty Corporation †	522	9,333
National Health Investors Incorporated	3,761	224,983
National Storage Affiliates Trust	6,217	355,923
New York REIT Liquidating LLC ♦‡	4,209	74,181
NexPoint Residential Trust Incorporated	1,099	71,204
Office Properties Income Trust	2,612	69,296
One Liberty Properties Incorporated	1,976	62,916
Outfront Media Incorporated	8,367	207,167
Paramount Group Incorporated	8,771	77,711
Pebblebrook Hotel Trust	3,670	80,850
Physicians Realty Trust	13,307	246,313
Piedmont Office Realty Trust Incorporated Class A	11,275	200,921
PotlatchDeltic Corporation	8,709	452,433
PS Business Parks Incorporated	1,702	267,605
QTS Realty Trust Incorporated Class A	2,776	216,472
Retail Opportunity Investment Corporation	8,402	151,908
Retail Properties of America Incorporated Class A	13,106	173,261
RLJ Lodging Trust	5,399	77,908
RPT Realty	2,270	29,374
Ryman Hospitality Properties Incorporated †	2,896	240,571
Sabra Health Care REIT Incorporated	16,170	258,720
Seritage Growth Property Class A †	464	7,503
Service Properties Trust	6,911	78,993
SITE Centers Corporation	11,794	190,001
STAG Industrial Incorporated	9,768	412,698
Sunstone Hotel Investors Incorporated †	6,648	77,050
Tanger Factory Outlet Centers Incorporated	8,290	138,609
Terreno Realty Corporation	4,550	303,986
The Geo Group Incorporated	29,370	227,618
The Macerich Company	7,607	129,928
UMH Properties Incorporated	4,152	98,402
Uniti Group Incorporated	9,791	127,968
Universal Health Realty Income Trust	117	6,930
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Equity REITs (continued)
Urban Edge Properties	8,175	$ 154,835
Urstadt Biddle Properties Incorporated	4,091	78,056
Washington REIT	3,742	94,074
Whitestone REIT	2,723	26,713
Xenia Hotels & Resorts Incorporated †	3,701	64,471
		11,710,859
Real estate management & development: 0.83%
Cushman & Wakefield plc †	10,471	189,944
eXp World Holdings Incorporated	4,625	212,056
Fathom Holdings Incorporated †	443	12,661
Forestar Group Incorporated †	6,342	131,850
FRP Holdings Incorporated †	244	14,079
Kennedy Wilson Holdings Incorporated	5,439	119,604
Marcus & Millichap Incorporated †	2,660	104,325
Newmark Group Incorporated Class A	17,809	242,559
RE/MAX Holdings Incorporated Class A	1,271	42,566
Realogy Holdings Corporation †	18,893	331,572
Redfin Corporation †	4,124	200,303
The RMR Group Incorporated Class A	3,737	173,173
The St. Joe Company	1,557	72,042
		1,846,734
Utilities: 2.74%
Electric utilities: 0.56%
Allete Incorporated	3,119	210,283
MGE Energy Incorporated	2,049	165,026
Otter Tail Corporation	2,696	147,930
PNM Resources Incorporated	4,988	246,906
Portland General Electric Company	4,980	255,723
Via Renewables Incorporated	18,858	211,210
		1,237,078
Gas utilities: 0.82%
Brookfield Infrastructure Corporation Class A	2,760	175,536
Chesapeake Utilities Corporation	1,777	232,254
New Jersey Resources Corporation	7,129	266,197
Northwest Natural Holding Company	2,223	114,373
ONE Gas Incorporated	3,497	251,155
South Jersey Industries Incorporated	8,907	220,983
Southwest Gas Holdings Incorporated	4,232	297,552
Spire Incorporated	3,837	255,928
		1,813,978
Independent power & renewable electricity producers: 0.50%
Clearway Energy Incorporated Class A	11,780	350,337
Clearway Energy Incorporated Class C	9,186	288,349
Ormat Technologies Incorporated	4,463	317,453
Sunnova Energy International Incorporated †	4,197	151,931
		1,108,070
Multi-utilities: 0.38%
Avista Corporation	5,397	225,864
Black Hills Corporation	4,623	325,136
The accompanying notes are an integral part of these financial statements.

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Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Multi-utilities (continued)
Northwestern Corporation	3,834	$ 243,842
Unitil Corporation	1,219	60,462
		855,304
Water utilities: 0.48%
American States Water Company	2,528	233,107
Artesian Resources Corporation Class A	2,652	104,515
California Water Service Group	4,254	270,342
Global Water Resources Incorporated	4,594	91,880
Middlesex Water Company	1,449	158,535
Pure Cycle Corporation †	6,453	96,472
SJW Corporation	1,388	96,230
York Water Company	362	18,668
		1,069,749
Total Common stocks (Cost $173,180,718)		218,082,720

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 0.01%
Financials: 0.01%
Capital markets: 0.01%
Gamco Investors Incorporated	4.00%	6-15-2023	$ 12,000	11,999
Total Corporate bonds and notes (Cost $12,000)				11,999

	Expiration date	Shares
Rights: 0.00%
Financials: 0.00%
Thrifts & mortgage finance: 0.00%
NewStar Financial Incorporated ♦†	12-26-2027	9,129	0
Health care: 0.00%
Pharmaceuticals: 0.00%
Elanco Animal Health Incorporated ♦†	12-31-2021	8,956	0
Total Rights (Cost $225)			0

Warrants: 0.00%
Energy: 0.00%
Oil, gas & consumable fuels: 0.00%
Battalion Oil Corporation ♦†	10-8-2022	375	0
Battalion Oil Corporation ♦†	10-8-2022	300	0
Battalion Oil Corporation ♦†	10-8-2022	482	0
			0
Total Warrants (Cost $0)			0

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

		Yield	Shares	Value
Short-term investments: 1.23%
Investment companies: 1.23%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03%	2,740,263	$ 2,740,263
Total Short-term investments (Cost $2,740,263)				2,740,263
Total investments in securities (Cost $175,933,206)	99.51%			220,834,982
Other assets and liabilities, net	0.49			1,089,824
Total net assets	100.00%			$221,924,806

†	Non-income-earning security
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
‡	Security is valued using significant unobservable inputs.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Wells Fargo Government Money Market Fund Select Class	$2,925,181	$49,580,576	$(49,765,494)	$0	$0	$2,740,263	2,740,263	$1,099
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini Russell 2000 Index	32	9-17-2021	$3,589,052	$3,633,920	$44,868	$0
The accompanying notes are an integral part of these financial statements.

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Statement of assets and liabilities—August 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $173,192,943)	$ 218,094,719
Investments in affiliated securites, at value (cost $2,740,263)	2,740,263
Cash at broker segregated for futures contracts	1,005,440
Receivable for dividends and interest	141,009
Receivable for daily variation margin on open futures contracts	15,679
Prepaid expenses and other assets	4,821
Total assets	222,001,931
Liabilities
Custodian and accounting fee payable	52,475
Advisory fee payable	16,383
Professional fees payable	8,267
Total liabilities	77,125
Total net assets	$221,924,806
The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

Statement of operations—six months ended August 31, 2021 (unaudited)

Investment income
Dividends (net of foreign withholdings taxes of $6,676)	$ 1,118,189
Income from affiliated securities	1,099
Interest	96
Total investment income	1,119,384
Expenses
Advisory fee	161,983
Custody and accounting fees	21,059
Professional fees	25,396
Interest holder report expenses	7,504
Trustees’ fees and expenses	9,771
Other fees and expenses	10,265
Total expenses	235,978
Less: Fee waivers and/or expense reimbursements	(67,515)
Net expenses	168,463
Net investment income	950,921
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	42,398,257
Futures contracts	(297,167)
Net realized gains on investments	42,101,090
Net change in unrealized gains (losses) on
Unaffiliated securities	(30,842,703)
Futures contracts	154,816
Net change in unrealized gains (losses) on investments	(30,687,887)
Net realized and unrealized gains (losses) on investments	11,413,203
Net increase in net assets resulting from operations	$ 12,364,124
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio  |  37

Statement of changes in net assets

	Six months ended August 31, 2021 (unaudited)	Year ended February 28, 2021
Operations
Net investment income	$ 950,921	$ 2,315,241
Net realized gains on investments	42,101,090	13,262,319
Net change in unrealized gains (losses) on investments	(30,687,887)	80,382,173
Net increase in net assets resulting from operations	12,364,124	95,959,733
Capital transactions
Transactions in investors’ beneficial interests
Contributions	30,709,276	90,575,424
Withdrawals	(30,516,217)	(206,734,779)
Net increase (decrease) in net assets resulting from capital transactions	193,059	(116,159,355)
Total increase (decrease) in net assets	12,557,183	(20,199,622)
Net assets
Beginning of period	209,367,623	229,567,245
End of period	$221,924,806	$ 209,367,623
The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

Financial highlights
		Year ended February 28
	Six months ended August 31, 2021 (unaudited)	2021	2020 [1]	2019	2018 [2]
Total return[3]	5.56%	43.18%	(5.94)%	7.05%	8.75%
Ratios to average net assets (annualized)
Gross expenses	0.22%	0.22%	0.23%	0.21%	0.19%
Net expenses	0.16% *	0.16% *	0.18%	0.19%	0.19%
Net investment income	0.88%	1.02%	1.35%	1.29%	1.23%
Supplemental data
Portfolio turnover rate	62%	98%	40%	37%	85%

*	Ratios reflect expenses which were voluntarily waived by the adviser. Without these voluntary waivers, the net expense ratios would be increased by the following amounts:

Six months ended August 31, 2021 (unaudited)	0.06%
Year ended February 28, 2021	0.05%

[1]	Year ended February 29
[2]	For the period from May 23, 2017 (commencement of operations) to February 28, 2018
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio  |  39

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Investment Company Act of 1933.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Portfolio, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Portfolio's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Portfolio’s investment advisory agreement and subadvisory agreements. The Portfolio’s Board of Trustees approved a new investment advisory agreement and a new subadvisory agreement which were subsequently approved on behalf of the feeder funds that were investors in the Portfolio at the close of business on May 28, 2021. The new agreements will take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks

40  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

Notes to financial statements (unaudited)
associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2021, the aggregate cost of all investments for federal income tax purposes was $177,162,320 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$51,410,690
Gross unrealized losses	(7,693,160)
Net unrealized gains	$43,717,530

Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio  |  41

Notes to financial statements (unaudited)
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of August 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 7,469,441	$ 0	$ 36,099	$ 7,505,540
Consumer discretionary	23,500,501	0	0	23,500,501
Consumer staples	7,262,532	0	0	7,262,532
Energy	7,752,824	0	0	7,752,824
Financials	30,768,858	0	0	30,768,858
Health care	49,183,185	0	304,282	49,487,467
Industrials	29,750,383	0	0	29,750,383
Information technology	33,849,515	0	0	33,849,515
Materials	8,563,328	0	0	8,563,328
Real estate	13,483,412	0	74,181	13,557,593
Utilities	6,084,179	0	0	6,084,179
Corporate bonds and notes	0	11,999	0	11,999
Rights
Health care	0	0	0	0
Financials	0	0	0	0
Warrants
Energy	0	0	0	0
Short-term investments
Investment companies	2,740,263	0	0	2,740,263
	220,408,421	11,999	414,562	220,834,982
Futures contracts	44,868	0	0	44,868
Total assets	$220,453,289	$11,999	$414,562	$220,879,850
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended August 31, 2021, the Portfolio did not have any transfers into/out of Level 3.

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Notes to financial statements (unaudited)
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $5 billion	0.150%
Next $5 billion	0.130
Over $10 billion	0.110
For the six months ended August 31, 2021, the advisory fee was equivalent to an annual rate of 0.15% of the Portfolio’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.08% and declining to 0.05% as the average daily net assets of the Portfolio increase.
Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended August 31, 2021 were $133,094,836 and $128,295,837, respectively.
6. DERIVATIVE TRANSACTIONS
During the six months ended August 31, 2021, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $9,653,639 in long futures contracts during the six months ended August 31, 2021.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7. BANK BORROWINGS
The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended August 31, 2021, there were no borrowings by the Portfolio under the agreement.
8. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee.

Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio  |  43

Notes to financial statements (unaudited)
Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
10. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
The Board of Trustees of the Wells Fargo Funds approved a change in the Portfolio's name to remove “Wells Fargo” from the Portfolio's name and replace with “Allspring” on December 6, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Portfolio's adviser, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC will each be rebranded as Allspring.

44  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio  |  45

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Wells Fargo Legal Department since 2018. Previously, Director and Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a meeting held on May 17-19, 2021 (the “Meeting”), the Board of the Trust, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for each of the portfolios of the Trust identified in the table below (individually, a “Portfolio” and collectively, the “Portfolios”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) with the sub-adviser(s) identified in the table below (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) for the corresponding Portfolio identified. The Advisory Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”
Master Portfolios	Sub-Advisers
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Wells Capital Management Incorporated
Wells Fargo Emerging Markets Bond Portfolio	Wells Fargo Asset Management (International) Limited and Wells Capital Management Incorporated
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced International Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo High Yield Corporate Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo Investment Grade Corporate Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Strategic Retirement Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo U.S. REIT Portfolio	Wells Capital Management Incorporated
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Advisers, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment advisory agreement with Funds Management and a new investment sub-advisory agreement with each of the Sub-Advisers (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Portfolios’ shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Advisers to continue providing services to the Portfolios while the Portfolios continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of

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Board considerations (unaudited)
Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation or the absence of compensation payable to Funds Management and each of the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Portfolios as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board noted that each of the Portfolios replicates the performance of a proprietary index provided by an affiliate of Funds Management, except that each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, and Wells Fargo Strategic Retirement Bond Portfolio track the performance of a third party index. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Portfolios.
Portfolio investment performance and expenses
The Board considered the investment performance results for each of the Portfolios over the one- and three-year periods ended December 31, 2020, except for the Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, for which the Board considered the investment performance results for the quarter ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each respective Portfolios (each, a “Universe”), and in comparison to each Portfolios’ benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted the short performance history of the Portfolios.

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Board considerations (unaudited)
With respect to the investment performance of each Portfolio relative to its respective Universe, the Board noted the following: (i) the investment performance of each of Wells Fargo Factor Enhanced International Equity Portfolio and Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio was higher than such Portfolio’s respective Universe for the one- and three-year periods under review; (ii) the investment performance of each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, and Wells Fargo Investment Grade Corporate Bond Portfolio was higher than such Portfolio’s respective Universe for the three-year period under review, and lower than such Portfolio’s respective Universe for the one-year period under review; (iii) the investment performance of each of Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio was lower than such Portfolio’s respective Universe for the one- and three-year periods under review; and (iv) the Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio launched on July 1, 2020 and, given its short operational history, had no historical performance.
With respect to the investment performance of each Portfolio relative to its respective benchmark index, the Board noted the following: (i) the investment performance of each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, and Wells Fargo Strategic Retirement Bond Portfolio was higher than or in range of such Portfolio’s respective benchmark index for all periods under review; (ii) the investment performance of Wells Fargo U.S. REIT Portfolio was in range of the Portfolio’s benchmark index for the three-year period under review, and was lower than the Portfolio’s benchmark index for the one-year period under review; and (iii) the investment performance of each of Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio, and Wells Fargo High Yield Corporate Bond Portfolio was lower than such Portfolio’s respective benchmark index for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of each of Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio relative to such Portfolio’s Universe and benchmark index for the periods identified above.
The Board also received and considered information regarding the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged to the Portfolios, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
The Board took into account the Portfolios’ investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Portfolios to Funds Management under the Advisory Agreement. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Portfolios’ Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the Portfolios in the expense Groups. The Board noted that the Management Rates of the Portfolios were lower than, equal to, or in range of the sum of these average rates for the Portfolios’ expense Groups.
The Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of these amounts, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of certain Portfolios. In this regard, the Board received information about the significantly greater scope of services, and compliance,

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Board considerations (unaudited)
reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the funds family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Portfolios and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolios to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolios’ management fee structure, which operate generally to reduce the Portfolios’ expense ratios as the Portfolios grow in size, and the size of the Portfolios in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Portfolios, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolios and their shareholders.
Other benefits to Funds Management and the Sub-Advisers
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ businesses as a result of their relationships with the Portfolios. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital Management Incorporated from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”, and the series identified below, the “Portfolios”) approved the continuation of each Portfolio’s current Investment Advisory Agreement (the “Current Investment Advisory Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Disciplined Large Cap Portfolio
Wells Fargo Diversified Large Cap Growth Portfolio
Wells Fargo Disciplined International Developed Markets Portfolio
Wells Fargo Large Company Value Portfolio
Wells Fargo Managed Fixed Income Portfolio
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio
Wells Fargo Emerging Markets Bond Portfolio
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio
Wells Fargo Factor Enhanced International Equity Portfolio
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio
Wells Fargo High Yield Corporate Bond Portfolio
Wells Fargo Investment Grade Corporate Bond Portfolio
Wells Fargo Strategic Retirement Bond Portfolio
Wells Fargo U.S. REIT Portfolio
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Portfolios (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Portfolio’s Current Agreements under the 1940 Act that will result in the automatic termination of each Portfolio’s Current Agreements. In light of the expected termination of each Portfolio’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved: (i) a new Investment Advisory Agreement (the “New Investment Advisory Agreement”) between the Trust, on behalf of each Portfolio, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Portfolio, Funds Management and Wells Capital; and (iii) a new Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”) among the Trust, on behalf of Emerging Markets Bond Portfolio, Funds Management and WFAM(I) Ltd (“WFAMI”); and (iv) a new Sub-Advisory Agreement (the “New Galliard Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of Managed Fixed Income Portfolio, Funds Management and Galliard Capital Management, LLC (“Galliard”, and together with Wells Capital and WFAMI, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in

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Board considerations (unaudited)
connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Portfolios.
■	Impact of the Transaction on the Portfolios and their Shareholders: (i) information regarding anticipated benefits to the Portfolios as a result of the Transaction; (ii) a commitment that the Portfolios would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Portfolios in a manner consistent with each Portfolio’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Portfolios as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Portfolios will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Portfolios after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Portfolios by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Portfolios and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Portfolio performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Portfolio to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Portfolio’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Portfolio in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Portfolio(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

54  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

Board considerations (unaudited)
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to each Portfolio by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and administrative services covered by the Current Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from the Advisers that each Portfolio will continue to be advised by its current Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Portfolios after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Portfolios, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Portfolios and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Portfolios and their shareholders.
Investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Portfolio over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Portfolio (the “Universe”), and in comparison to each Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Portfolios relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.

Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio  |  55

Board considerations (unaudited)
Investment advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual investment advisory fee rate that is payable by each Portfolio to Funds Management for investment advisory services under the Current Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the applicable Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Portfolio’s Advisory Agreement Rate with those of other funds in the Portfolio’s expense Group at a common asset level.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Agreement Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Advisory Agreement Rates or the Sub-Advisory Agreement Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Advisory Agreement and to each of the Sub-Advisers under the applicable new Sub-Advisory Agreement was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Portfolio will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of advisory services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Portfolio shareholders. The Board noted the existence of breakpoints in each Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The

56  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

Board considerations (unaudited)
Board considered that, in addition to advisory fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Portfolios resulting from enhanced distribution capabilities for their investing funds. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Portfolio, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Portfolios. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Portfolios might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term.

Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio  |  57

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

58  |  Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Portfolio's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Portfolio's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.

Semi-Annual Report
August 31, 2021
Wells Fargo High Yield
Corporate Bond Portfolio

 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo High Yield Corporate Bond Portfolio  |  1

Portfolio information (unaudited)
Investment objective	The Portfolio seeks to replicate the total return of the Bloomberg U.S. High Yield 2% Issuer Capped Bond Index, before fees and expenses.
Adviser	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Manjunath Boraiah, Janet S. Rilling, CFA®‡, CPA, Michael J. Schueller, CFA®‡
Ten largest holdings (%) as of August 31, 2021[1]
FirstEnergy Corporation, 5.35%, 7-15-2047	0.74
At Home Group Incorporated, 7.13%, 7-15-2029	0.74
Boyd Gaming Corporation, 4.75%, 6-15-2031	0.73
Compass Group Diversified Holdings LLC, 5.25%, 4-15-2029	0.73
Ford Motor Company, 9.00%, 4-22-2025	0.72
Clear Channel Outdoor Holdings, 7.75%, 4-15-2028	0.72
iHeartCommunications Incorporated, 6.38%, 5-1-2026	0.71
Covanta Holding Corporation, 5.00%, 9-1-2030	0.70
L Brands Incorporated, 6.88%, 11-1-2035	0.66
MGM Growth Properties Operating Partnership LP, 4.50%, 9-1-2026	0.65
[1]	Figures represent the percentage of the Portfolio's net assets. Holdings are subject to change and may have changed since the date specified.

Credit quality as of August 31, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Portfolio and not to the Portfolio itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Portfolio. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2  |  Wells Fargo High Yield Corporate Bond Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 82.73%
Communication services: 13.26%
Diversified telecommunication services: 1.34%
Century Telephone Enterprises Incorporated	6.88%	1-15-2028	$ 200,000	$ 224,784
Level 3 Financing Incorporated 144A	3.75	7-15-2029	200,000	195,000
Zayo Group LLC 144A	4.00	3-1-2027	260,000	257,062
				676,846
Entertainment: 1.80%
Caesars Resort Collection LLC 144A	5.25	10-15-2025	200,000	202,840
Caesars Resort Collection LLC 144A	5.75	7-1-2025	240,000	252,180
Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	200,000	202,750
Netflix Incorporated	4.88	4-15-2028	220,000	257,125
				914,895
Media: 9.19%
CCO Holdings LLC 144A	4.50	6-1-2033	280,000	290,150
CCO Holdings LLC 144A	4.75	3-1-2030	200,000	211,616
Clear Channel Outdoor Holdings 144A	7.75	4-15-2028	350,000	364,875
CSC Holdings LLC 144A	5.50	4-15-2027	200,000	209,226
CSC Holdings LLC 144A	5.75	1-15-2030	200,000	211,340
Diamond Sports Group LLC 144A	5.38	8-15-2026	270,000	179,172
DIRECTV Holdings LLC 144A	5.88	8-15-2027	50,000	52,250
DISH DBS Corporation	5.88	11-15-2024	200,000	215,000
Gray Television Incorporated	5.88	7-15-2026	200,000	206,232
Gray Television Incorporated 144A	4.75	10-15-2030	205,000	202,602
iHeartCommunications Incorporated	6.38	5-1-2026	340,000	359,125
Lamar Media Corporation	3.75	2-15-2028	200,000	205,484
Meredith Corporation	6.88	2-1-2026	161,000	166,836
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	200,000	212,340
Nielsen Finance LLC 144A	5.63	10-1-2028	200,000	210,250
Outfront Media Capital Corporation 144A	4.63	3-15-2030	200,000	202,500
QVC Incorporated	4.75	2-15-2027	210,000	224,975
Radiate Holdco LLC 144A	4.50	9-15-2026	210,000	218,658
Sinclair Television Group Incorporated 144A	5.50	3-1-2030	200,000	195,980
Sirius XM Radio Incorporated 144A	5.00	8-1-2027	300,000	314,625
Univision Communications Incorporated 144A	5.13	2-15-2025	200,000	203,500
				4,656,736
Wireless telecommunication services: 0.93%
Frontier Communications 144A	5.00	5-1-2028	200,000	209,000
Sprint Capital Corporation	6.88	11-15-2028	200,000	260,696
				469,696
Consumer discretionary: 14.31%
Auto components: 2.22%
Adient Global Holdings Limited 144A	4.88	8-15-2026	200,000	205,500
Allison Transmission Incorporated 144A	5.88	6-1-2029	200,000	220,000
Clarios Global LP 144A	6.25	5-15-2026	180,000	189,675
Dana Incorporated	5.63	6-15-2028	200,000	214,984
Goodyear Tire & Rubber Company	5.63	4-30-2033	270,000	292,958
				1,123,117
The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Corporate Bond Portfolio  |  3

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Automobiles: 0.72%
Ford Motor Company	9.00%	4-22-2025	$ 300,000	$ 366,510
Diversified consumer services: 0.58%
Prime Security Services Borrower LLC 144A	5.75	4-15-2026	270,000	292,096
Hotels, restaurants & leisure: 5.74%
Aramark Services Incorporated 144A	5.00	2-1-2028	200,000	207,964
Boyd Gaming Corporation 144A	4.75	6-15-2031	360,000	371,783
Caesars Entertainment Incorporated 144A	8.13	7-1-2027	210,000	232,113
Carnival Corporation 144A	5.75	3-1-2027	195,000	199,354
Carnival Corporation 144A	9.88	8-1-2027	230,000	265,075
Hilton Domestic Operating Company	4.88	1-15-2030	200,000	215,000
Life Time Incorporated 144A	8.00	4-15-2026	200,000	209,500
MGM Resorts International	4.63	9-1-2026	154,000	162,516
NCL Corporation Limited 144A	3.63	12-15-2024	210,000	198,450
Royal Caribbean Group	5.25	11-15-2022	210,000	214,988
Scientific Games International Incorporated 144A	5.00	10-15-2025	210,000	215,996
Six Flags Entertainment Company 144A	4.88	7-31-2024	200,000	202,164
Yum! Brands Incorporated 144A	7.75	4-1-2025	200,000	215,478
				2,910,381
Household durables: 1.16%
Newell Brands Incorporated	4.35	4-1-2023	101,000	106,537
Taylor Morrison Communities Incorporated 144A	5.13	8-1-2030	210,000	229,736
Toll Brothers Finance Corporation	3.80	11-1-2029	230,000	250,344
				586,617
Multiline retail: 0.43%
Macy's Retail Holdings LLC 144A	5.88	4-1-2029	200,000	218,520
Specialty retail: 2.67%
ABC Supply Company Incorporated 144A	4.00	1-15-2028	200,000	206,580
At Home Group Incorporated 144A	7.13	7-15-2029	375,000	375,457
Carvana Company 144A	5.50	4-15-2027	210,000	216,747
L Brands Incorporated	6.88	11-1-2035	260,000	333,769
The Gap Incorporated 144A	8.63	5-15-2025	200,000	218,210
				1,350,763
Textiles, apparel & luxury goods: 0.79%
HanesBrands Incorporated 144A	4.63	5-15-2024	200,000	212,250
Wolverine World Wide Incorporated 144A	8.50	11-15-2024	200,000	190,000
				402,250
Consumer staples: 4.48%
Food & staples retailing: 1.02%
Albertsons Companies Incorporated 144A	4.63	1-15-2027	290,000	307,038
Performance Food Group Company 144A	5.50	10-15-2027	200,000	208,250
				515,288
Food products: 2.66%
CHS Incorporated 144A	6.88	4-15-2029	220,000	228,525
Kraft Heinz Foods Company	4.38	6-1-2046	200,000	231,893
Kraft Heinz Foods Company	5.20	7-15-2045	175,000	224,566
Lamb Weston Holdings Incorporated 144A	4.88	11-1-2026	200,000	205,726
The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo High Yield Corporate Bond Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Food products (continued)
Pilgrim's Pride Corporation 144A	5.88%	9-30-2027	$ 200,000	$ 213,454
Post Holdings Incorporated 144A	5.50	12-15-2029	230,000	246,388
				1,350,552
Household products: 0.40%
Energizer Holdings Incorporated 144A	4.38	3-31-2029	200,000	200,574
Tobacco: 0.40%
Vector Group Limited 144A	5.75	2-1-2029	200,000	203,500
Energy: 11.78%
Energy equipment & services: 0.41%
USA Compression Partners LP	6.88	4-1-2026	200,000	207,810
Oil, gas & consumable fuels: 11.37%
Antero Midstream Partners LP 144A	5.75	1-15-2028	200,000	208,250
Apache Corporation	4.38	10-15-2028	190,000	205,008
Archrock Partners LP 144A	6.25	4-1-2028	230,000	234,313
Buckeye Partners LP 144A	4.50	3-1-2028	200,000	207,332
Cheniere Energy Incorporated	4.63	10-15-2028	200,000	211,000
Cheniere Energy Partners LP	4.50	10-1-2029	210,000	226,275
Continental Resources Incorporated 144A	5.75	1-15-2031	200,000	243,750
CrownRock LP 144A	5.63	10-15-2025	200,000	205,986
DCP Midstream Operating LP	5.38	7-15-2025	280,000	308,350
Endeavor Energy Resources LP 144A	5.50	1-30-2026	200,000	207,044
EnLink Midstream Partners LP	5.60	4-1-2044	270,000	256,500
EQM Midstream Partners LP	5.50	7-15-2028	200,000	218,246
EQT Corporation	3.90	10-1-2027	200,000	215,916
Genesis Energy Company	6.25	5-15-2026	210,000	202,125
Moss Creek Resources Holdings Incorporated 144A	10.50	5-15-2027	200,000	181,750
Murphy Oil Corporation	6.88	8-15-2024	145,000	147,900
Newfield Exploration Company	5.38	1-1-2026	200,000	226,116
Occidental Petroleum Corporation	5.88	9-1-2025	200,000	225,012
Range Resources Corporation	4.88	5-15-2025	200,000	207,000
Renewable Energy Group Incorporated 144A	5.88	6-1-2028	265,000	274,408
SM Energy Company	6.75	9-15-2026	200,000	201,000
Southwestern Energy Company	7.75	10-1-2027	200,000	216,750
Sunoco LP	4.50	5-15-2029	200,000	202,500
Targa Resources Partners LP	5.88	4-15-2026	260,000	272,025
Weatherford International Limited 144A	11.00	12-1-2024	200,000	209,000
Western Midstream Operating LP	5.30	2-1-2030	220,000	246,534
				5,760,090
Financials: 6.35%
Banks: 1.00%
CIT Group Incorporated	5.00	8-1-2023	200,000	215,500
Dredsner Funding Trust 144A	8.15	6-30-2031	200,000	288,250
				503,750
Capital markets: 0.42%
MSCI Incorporated 144A	4.00	11-15-2029	200,000	214,000
The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Corporate Bond Portfolio  |  5

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Consumer finance: 0.89%
Navient Corporation	7.25%	9-25-2023	$ 200,000	$ 219,726
Springleaf Finance Corporation	5.38	11-15-2029	210,000	229,425
				449,151
Diversified financial services: 0.73%
Compass Group Diversified Holdings LLC 144A	5.25	4-15-2029	355,000	371,610
Insurance: 1.82%
Acrisure LLC 144A	7.00	11-15-2025	200,000	203,750
Genworth Holdings Incorporated	4.90	8-15-2023	200,000	198,118
HUB International Limited 144A	7.00	5-1-2026	200,000	206,920
NFP Corporation 144A	6.88	8-15-2028	305,000	313,006
				921,794
Mortgage REITs: 0.64%
Apollo Commercial Real Estate Finance Incorporated 144A	4.63	6-15-2029	335,000	326,223
Thrifts & mortgage finance: 0.85%
Nationstar Mortgage Holdings Incorporated 144A	6.00	1-15-2027	210,000	221,288
Quicken Loans Incorporated 144A	5.25	1-15-2028	200,000	211,000
				432,288
Health care: 6.71%
Health care equipment & supplies: 0.85%
Avantor Funding Incorporated 144A	4.63	7-15-2028	200,000	211,480
Teleflex Incorporated 144A	4.25	6-1-2028	210,000	218,663
				430,143
Health care providers & services: 4.82%
Centene Corporation	3.00	10-15-2030	210,000	217,659
DaVita Incorporated 144A	3.75	2-15-2031	260,000	256,936
Encompass Health Corporation	4.63	4-1-2031	220,000	235,910
Envision Healthcare Corporation 144A	8.75	10-15-2026	200,000	169,000
HCA Incorporated	5.38	2-1-2025	175,000	197,094
HCA Incorporated	5.88	5-1-2023	220,000	237,050
Molina Healthcare Incorporated 144A	4.38	6-15-2028	200,000	209,750
MPT Operating Partnership LP	5.00	10-15-2027	200,000	211,750
RegionalCare Hospital Partners 144A	9.75	12-1-2026	200,000	212,750
Tenet Healthcare Corporation 144A	4.25	6-1-2029	260,000	265,665
Tenet Healthcare Corporation 144A	6.25	2-1-2027	220,000	229,350
				2,442,914
Pharmaceuticals: 1.04%
Bausch Health Companies Incorporated 144A	8.50	1-31-2027	300,000	322,635
Organon Finance 1 LLC 144A	4.13	4-30-2028	200,000	206,340
				528,975
Industrials: 8.33%
Aerospace & defense: 0.91%
Howmet Aerospace Incorporated	5.95	2-1-2037	200,000	252,250
TransDigm Group Incorporated	6.38	6-15-2026	200,000	207,660
				459,910
The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo High Yield Corporate Bond Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Air freight & logistics: 0.42%
XPO Logistics Incorporated 144A	6.25%	5-1-2025	$ 200,000	$ 211,250
Airlines: 1.79%
American Airlines Group Incorporated 144A	5.75	4-20-2029	250,000	269,966
American Airlines Incorporated 144A	11.75	7-15-2025	175,000	217,263
Delta Air Lines Incorporated	3.75	10-28-2029	210,000	213,097
United Airlines Incorporated 144A	4.38	4-15-2026	200,000	207,480
				907,806
Building products: 0.41%
Builders FirstSource Incorporated 144A	6.75	6-1-2027	197,000	210,298
Commercial services & supplies: 3.19%
ADT Corporation	4.13	6-15-2023	200,000	210,250
Allied Universal Security Services 144A	9.75	7-15-2027	200,000	218,750
APTIM Corporation 144A	7.75	6-15-2025	200,000	168,250
Avis Budget Car Rental LLC 144A	5.75	7-15-2027	210,000	219,188
Covanta Holding Corporation	5.00	9-1-2030	345,000	353,625
Prime Security One MS Incorporated 144A	4.88	7-15-2032	285,000	289,255
West Corporation Company 144A	8.50	10-15-2025	167,000	160,320
				1,619,638
Construction & engineering: 0.73%
Fluor Corporation	4.25	9-15-2028	50,000	52,375
United Rentals North America Incorporated	5.50	5-15-2027	300,000	316,443
				368,818
Electronic equipment, instruments & components: 0.46%
WESCO Distribution Incorporated 144A	7.25	6-15-2028	210,000	233,560
Trading companies & distributors: 0.42%
Herc Holdings Incorporated 144A	5.50	7-15-2027	200,000	210,840
Information technology: 4.79%
Communications equipment: 0.80%
CommScope Technologies LLC 144A	5.00	3-15-2027	200,000	196,908
Viasat Incorporated 144A	5.63	4-15-2027	200,000	207,500
				404,408
Electronic equipment, instruments & components: 0.58%
APX Group Incorporated 144A	5.75	7-15-2029	295,000	295,738
IT services: 0.86%
Gartner Incorporated 144A	3.75	10-1-2030	220,000	230,208
Square Incorporated 144A	3.50	6-1-2031	200,000	208,000
				438,208
Software: 1.25%
IQVIA Incorporated 144A	5.00	5-15-2027	200,000	208,986
J2 Global Incorporated 144A	4.63	10-15-2030	200,000	211,782
SS&C Technologies Incorporated 144A	5.50	9-30-2027	200,000	211,790
				632,558
The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Corporate Bond Portfolio  |  7

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Technology hardware, storage & peripherals: 1.30%
EMC Corporation	3.38%	6-1-2023	$ 200,000	$ 206,500
NCR Corporation 144A	6.13	9-1-2029	210,000	228,900
Western Digital Corporation	4.75	2-15-2026	200,000	223,500
				658,900
Materials: 4.10%
Chemicals: 0.85%
Chemours Company	5.38	5-15-2027	200,000	217,204
Olin Corporation	5.00	2-1-2030	200,000	214,654
				431,858
Construction materials: 0.61%
Standard Industries Incorporated 144A	5.00	2-15-2027	300,000	310,125
Containers & packaging: 1.72%
Ball Corporation	5.25	7-1-2025	200,000	226,000
BWAY Holding Company Incorporated 144A	5.50	4-15-2024	210,000	211,575
Labl Escrow Issuer LLC 144A	6.75	7-15-2026	200,000	210,000
Sealed Air Corporation 144A	5.50	9-15-2025	200,000	224,382
				871,957
Metals & mining: 0.92%
Freeport-McMoRan Incorporated	5.40	11-14-2034	200,000	250,789
Novelis Corporation 144A	4.75	1-30-2030	200,000	213,000
				463,789
Real estate: 5.00%
Equity REITs: 3.30%
Iron Mountain Incorporated 144A	5.00	7-15-2028	220,000	229,900
iStar Incorporated	4.25	8-1-2025	200,000	208,500
MGM Growth Properties Operating Partnership LP	4.50	9-1-2026	300,000	326,787
SBA Communications Corporation	4.88	9-1-2024	200,000	203,000
Service Properties Trust Company	4.38	2-15-2030	210,000	201,717
Uniti Group Incorporated 144A	6.50	2-15-2029	250,000	260,545
VICI Properties Incorporated 144A	4.25	12-1-2026	230,000	241,596
				1,672,045
Real estate management & development: 1.70%
Howard Hughes Corporation 144A	4.13	2-1-2029	200,000	201,000
Icahn Enterprises Finance Corporation	6.25	5-15-2026	220,000	231,825
Kennedy-Wilson Holdings Incorporated	4.75	3-1-2029	200,000	206,861
Realogy Group LLC 144A	9.38	4-1-2027	200,000	220,750
				860,436
Utilities: 3.62%
Electric utilities: 1.57%
FirstEnergy Corporation	5.35	7-15-2047	300,000	375,480
NRG Energy Incorporated 144A	3.63	2-15-2031	220,000	223,850
PG&E Corporation	5.00	7-1-2028	200,000	198,500
				797,830
The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo High Yield Corporate Bond Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Gas utilities: 0.80%
Ferellgas Partners LP 144A	5.38%	4-1-2026	$ 200,000	$ 196,500
Global Partners LP	7.00	8-1-2027	200,000	207,810
				404,310
Independent power & renewable electricity producers: 1.25%
Calpine Corporation 144A	5.00	2-1-2031	190,000	193,325
TerraForm Power Operating LLC 144A	4.75	1-15-2030	220,000	231,535
Vistra Operations Company LLC 144A	5.63	2-15-2027	200,000	208,262
				633,122
Total Corporate bonds and notes (Cost $40,532,965)				41,924,493
Yankee corporate bonds and notes: 15.04%
Communication services: 4.07%
Diversified telecommunication services: 1.87%
Altice France Holding SA 144A	6.00	2-15-2028	210,000	208,163
SFR Group SA 144A	7.38	5-1-2026	200,000	207,594
Telecom Italia Capital SpA	6.00	9-30-2034	200,000	227,440
Virgin Media Secured Finance plc 144A	4.50	8-15-2030	300,000	304,290
				947,487
Media: 1.27%
Altice Finco SA 144A	5.00	1-15-2028	230,000	229,816
Videotron Limited 144A	5.13	4-15-2027	200,000	208,250
Ziggo BV 144A	4.88	1-15-2030	200,000	206,000
				644,066
Wireless telecommunication services: 0.93%
VEON Holdings BV 144A	4.00	4-9-2025	210,000	221,193
Vodafone Group plc (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year +4.87%) ±	7.00	4-4-2079	200,000	247,008
				468,201
Consumer discretionary: 2.48%
Automobiles: 0.82%
IHO Verwaltungs GmbH (PIK at 6.75%) 144A¥	6.00	5-15-2027	210,000	219,761
Jaguar Land Rover Automotive plc 144A	4.50	10-1-2027	200,000	196,520
				416,281
Hotels, restaurants & leisure: 1.27%
International Game Technology plc 144A	6.25	1-15-2027	200,000	228,000
Melco Resorts Finance Limited 144A	5.38	12-4-2029	200,000	206,939
MGM China Holdings Limited 144A	5.38	5-15-2024	200,000	205,000
				639,939
Leisure products: 0.39%
VOC Escrow Limited 144A	5.00	2-15-2028	200,000	197,750
Consumer staples: 0.43%
Food products: 0.43%
JBS USA LLC 144A	6.75	2-15-2028	200,000	219,250
The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Corporate Bond Portfolio  |  9

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Energy: 0.22%
Oil, gas & consumable fuels: 0.22%
Transocean Incorporated 144A	11.50%	1-30-2027	$ 112,000	$ 112,827
Financials: 2.13%
Banks: 0.91%
Deutsche Bank AG (USD ICE Swap Rate 11:00am NY 5 Year +2.55%) ±	4.88	12-1-2032	220,000	240,755
UniCredit SpA (USD ICE Swap Rate 11:00am NY 5 Year +3.70%) 144A±	5.86	6-19-2032	200,000	223,200
				463,955
Diversified financial services: 1.22%
New Red Finance Incorporated 144A	3.88	1-15-2028	200,000	202,500
New Red Finance Incorporated 144A	4.00	10-15-2030	200,000	198,896
Trivium Packaging Finance BV 144A	8.50	8-15-2027	200,000	214,750
				616,146
Health care: 0.25%
Pharmaceuticals: 0.25%
Endo Limited 144A	6.00	7-15-2023	200,000	124,000
Industrials: 2.44%
Aerospace & defense: 0.98%
Bombardier Incorporated 144A	7.50	12-1-2024	230,000	239,729
Bombardier Incorporated 144A	7.13	6-15-2026	245,000	258,475
				498,204
Commercial services & supplies: 0.56%
Garda World Security Corporation 144A	6.00	6-1-2029	295,000	284,997
Electrical equipment: 0.44%
Sensata Technologies BV 144A	5.00	10-1-2025	200,000	223,574
Professional services: 0.46%
IHS Markit Limited	4.25	5-1-2029	200,000	231,276
Information technology: 1.28%
Communications equipment: 0.44%
Nokia OYJ	4.38	6-12-2027	200,000	221,888
Software: 0.40%
Open Text Corporation 144A	5.88	6-1-2026	200,000	206,450
Technology hardware, storage & peripherals: 0.44%
Seagate HDD Cayman 144A	4.13	1-15-2031	210,000	221,815
Materials: 1.33%
Chemicals: 0.45%
Methanex Corporation	5.25	12-15-2029	210,000	229,074
Containers & packaging: 0.41%
Ardagh Packaging Finance plc 144A	5.25	8-15-2027	200,000	207,000
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo High Yield Corporate Bond Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Metals & mining: 0.47%
Alcoa Europe Holding BV 144A	6.13%	5-15-2028	$ 220,000	$ 239,250
Utilities: 0.41%
Independent power & renewable electricity producers: 0.41%
Atlantica Sustainable Infrastructure plc 144A	4.13	6-15-2028	200,000	209,640
Total Yankee corporate bonds and notes (Cost $7,538,838)				7,623,070

		Yield	Shares
Short-term investments: 2.02%
Investment companies: 2.02%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	1,022,172	1,022,172
Total Short-term investments (Cost $1,022,172)				1,022,172
Total investments in securities (Cost $49,093,975)	99.79%			50,569,735
Other assets and liabilities, net	0.21			106,656
Total net assets	100.00%			$50,676,391

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Wells Fargo Government Money Market Fund Select Class	$333,484	$7,893,578	$(7,204,890)	$0	$0	$1,022,172	1,022,172	$123
The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Corporate Bond Portfolio  |  11

Statement of assets and liabilities—August 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $48,071,803)	$ 49,547,563
Investments in affiliated securites, at value (cost $1,022,172)	1,022,172
Receivable for investments sold	2,109,159
Receivable for interest	669,945
Prepaid expenses and other assets	9,829
Total assets	53,358,668
Liabilities
Payable for investments purchased	2,674,924
Advisory fee payable	479
Accrued expenses and other liabilities	6,874
Total liabilities	2,682,277
Total net assets	$50,676,391
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo High Yield Corporate Bond Portfolio

Statement of operations—six months ended August 31, 2021 (unaudited)

Investment income
Interest	$ 1,201,436
Income from affiliated securities	123
Total investment income	1,201,559
Expenses
Advisory fee	63,481
Custody and accounting fees	5,772
Professional fees	31,461
Interest holder report expenses	7,943
Trustees’ fees and expenses	9,771
Other fees and expenses	5,123
Total expenses	123,551
Less: Fee waivers and/or expense reimbursements	(54,991)
Net expenses	68,560
Net investment income	1,132,999
Realized and unrealized gains (losses) on investments
Net realized gains on investments	601,490
Net change in unrealized gains (losses) on investments	44,655
Net realized and unrealized gains (losses) on investments	646,145
Net increase in net assets resulting from operations	$1,779,144
The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Corporate Bond Portfolio  |  13

Statement of changes in net assets

	Six months ended August 31, 2021 (unaudited)	Year ended February 28, 2021
Operations
Net investment income	$ 1,132,999	$ 5,865,899
Net realized gains on investments	601,490	2,256,834
Net change in unrealized gains (losses) on investments	44,655	3,105,325
Net increase in net assets resulting from operations	1,779,144	11,228,058
Capital transactions
Transactions in investors’ beneficial interests
Contributions	3,291,568	145,893,143
Withdrawals	(4,506,088)	(160,998,466)
Net decrease in net assets resulting from capital transactions	(1,214,520)	(15,105,323)
Total increase (decrease) in net assets	564,624	(3,877,265)
Net assets
Beginning of period	50,111,767	53,989,032
End of period	$50,676,391	$ 50,111,767
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo High Yield Corporate Bond Portfolio

Financial highlights
		Year ended February 28
	Six months ended August 31, 2021 (unaudited)	2021	2020 [1]	2019	2018 [2]
Total return[3]	3.60%	6.34%	3.97%	3.70%	0.49%
Ratios to average net assets (annualized)
Gross expenses	0.49%	0.35%	0.42%	0.34%	0.37%
Net expenses	0.27% *	0.27% *	0.30%	0.32%	0.37%
Net investment income	4.46%	5.54%	5.54%	6.06%	5.36%
Supplemental data
Portfolio turnover rate	37%	169%	52%	47%	122%

*	Ratios reflect expenses which were voluntarily waived by the adviser. Without these voluntary waivers, the net expense ratios would be increased by the following amounts:

Six months ended August 31, 2021 (unaudited)	0.22%
Year ended February 28, 2021	0.08%

[1]	Year ended February 29
[2]	For the period from May 23, 2017 (commencement of operations) to February 28, 2018
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Corporate Bond Portfolio  |  15

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo High Yield Corporate Bond Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Investment Company Act of 1933.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Portfolio, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Portfolio's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Portfolio’s investment advisory agreement and subadvisory agreements. The Portfolio’s Board of Trustees approved a new investment advisory agreement and a new subadvisory agreement which were subsequently approved on behalf of the feeder funds that were investors in the Portfolio at the close of business on May 28, 2021. The new agreements will take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

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Notes to financial statements (unaudited)
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2021, the aggregate cost of all investments for federal income tax purposes was $49,178,947 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$1,918,048
Gross unrealized losses	(527,260)
Net unrealized gains	$1,390,788
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of August 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Corporate bonds and notes	$ 0	$ 41,924,493	$0	$ 41,924,493
Yankee corporate bonds and notes	0	7,623,070	0	7,623,070
Short-term investments
Investment companies	1,022,172	0	0	1,022,172
Total assets	$1,022,172	$49,547,563	$0	$50,569,735
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended August 31, 2021, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The adviser is responsible for implementing investment policies and guidelines and for supervising

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Notes to financial statements (unaudited)
the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $5 billion	0.250%
Next $5 billion	0.230
Over $10 billion	0.210
For the six months ended August 31, 2021, the advisory fee was equivalent to an annual rate of 0.25% of the Portfolio’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.09% and declining to 0.07% as the average daily net assets of the Portfolio increase.
Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended August 31, 2021 were $19,233,883 and $18,173,682, respectively.
6. BANK BORROWINGS
The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended August 31, 2021, there were no borrowings by the Portfolio under the agreement.
7. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
8. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

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Notes to financial statements (unaudited)
9. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
The Board of Trustees of the Wells Fargo Funds approved a change in the Portfolio's name to remove “Wells Fargo” from the Portfolio's name and replace with “Allspring” on December 6, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Portfolio's adviser, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC will each be rebranded as Allspring.

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Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Wells Fargo Legal Department since 2018. Previously, Director and Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a meeting held on May 17-19, 2021 (the “Meeting”), the Board of the Trust, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for each of the portfolios of the Trust identified in the table below (individually, a “Portfolio” and collectively, the “Portfolios”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) with the sub-adviser(s) identified in the table below (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) for the corresponding Portfolio identified. The Advisory Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”
Funds Trust	Master Trust
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Wells Capital Management Incorporated
Wells Fargo Emerging Markets Bond Portfolio	Wells Fargo Asset Management (International) Limited and Wells Capital Management Incorporated
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced International Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo High Yield Corporate Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo Investment Grade Corporate Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Strategic Retirement Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo U.S. REIT Portfolio	Wells Capital Management Incorporated
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Advisers, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment advisory agreement with Funds Management and a new investment sub-advisory agreement with each of the Sub-Advisers (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Portfolios’ shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Advisers to continue providing services to the Portfolios while the Portfolios continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of

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Board considerations (unaudited)
Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation or the absence of compensation payable to Funds Management and each of the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Portfolios as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board noted that each of the Portfolios replicates the performance of a proprietary index provided by an affiliate of Funds Management, except that each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, and Wells Fargo Strategic Retirement Bond Portfolio track the performance of a third party index. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Portfolios.
Portfolio investment performance and expenses
The Board considered the investment performance results for each of the Portfolios over the one- and three-year periods ended December 31, 2020, except for the Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, for which the Board considered the investment performance results for the quarter ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each respective Portfolios (each, a “Universe”), and in comparison to each Portfolios’ benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted the short performance history of the Portfolios.

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Board considerations (unaudited)
With respect to the investment performance of each Portfolio relative to its respective Universe, the Board noted the following: (i) the investment performance of each of Wells Fargo Factor Enhanced International Equity Portfolio and Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio was higher than such Portfolio’s respective Universe for the one- and three-year periods under review; (ii) the investment performance of each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, and Wells Fargo Investment Grade Corporate Bond Portfolio was higher than such Portfolio’s respective Universe for the three-year period under review, and lower than such Portfolio’s respective Universe for the one-year period under review; (iii) the investment performance of each of Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio was lower than such Portfolio’s respective Universe for the one- and three-year periods under review; and (iv) the Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio launched on July 1, 2020 and, given its short operational history, had no historical performance.
With respect to the investment performance of each Portfolio relative to its respective benchmark index, the Board noted the following: (i) the investment performance of each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, and Wells Fargo Strategic Retirement Bond Portfolio was higher than or in range of such Portfolio’s respective benchmark index for all periods under review; (ii) the investment performance of Wells Fargo U.S. REIT Portfolio was in range of the Portfolio’s benchmark index for the three-year period under review, and was lower than the Portfolio’s benchmark index for the one-year period under review; and (iii) the investment performance of each of Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio, and Wells Fargo High Yield Corporate Bond Portfolio was lower than such Portfolio’s respective benchmark index for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of each of Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio relative to such Portfolio’s Universe and benchmark index for the periods identified above.
The Board also received and considered information regarding the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged to the Portfolios, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
The Board took into account the Portfolios’ investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Portfolios to Funds Management under the Advisory Agreement. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Portfolios’ Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the Portfolios in the expense Groups. The Board noted that the Management Rates of the Portfolios were lower than, equal to, or in range of the sum of these average rates for the Portfolios’ expense Groups.
The Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of these amounts, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of certain Portfolios. In this regard, the Board received information about the significantly greater scope of services, and compliance,

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Board considerations (unaudited)
reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the funds family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Portfolios and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolios to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolios’ management fee structure, which operate generally to reduce the Portfolios’ expense ratios as the Portfolios grow in size, and the size of the Portfolios in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Portfolios, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolios and their shareholders.
Other benefits to Funds Management and the Sub-Advisers
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ businesses as a result of their relationships with the Portfolios. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital Management Incorporated from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”, and the series identified below, the “Portfolios”) approved the continuation of each Portfolio’s current Investment Advisory Agreement (the “Current Investment Advisory Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Disciplined Large Cap Portfolio
Wells Fargo Diversified Large Cap Growth Portfolio
Wells Fargo Disciplined International Developed Markets Portfolio
Wells Fargo Large Company Value Portfolio
Wells Fargo Managed Fixed Income Portfolio
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio
Wells Fargo Emerging Markets Bond Portfolio
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio
Wells Fargo Factor Enhanced International Equity Portfolio
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio
Wells Fargo High Yield Corporate Bond Portfolio
Wells Fargo Investment Grade Corporate Bond Portfolio
Wells Fargo Strategic Retirement Bond Portfolio
Wells Fargo U.S. REIT Portfolio
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Portfolios (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Portfolio’s Current Agreements under the 1940 Act that will result in the automatic termination of each Portfolio’s Current Agreements. In light of the expected termination of each Portfolio’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved: (i) a new Investment Advisory Agreement (the “New Investment Advisory Agreement”) between the Trust, on behalf of each Portfolio, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Portfolio, Funds Management and Wells Capital; and (iii) a new Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”) among the Trust, on behalf of Emerging Markets Bond Portfolio, Funds Management and WFAM(I) Ltd (“WFAMI”); and (iv) a new Sub-Advisory Agreement (the “New Galliard Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of Managed Fixed Income Portfolio, Funds Management and Galliard Capital Management, LLC (“Galliard”, and together with Wells Capital and WFAMI, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in

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Board considerations (unaudited)
connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Portfolios.
■	Impact of the Transaction on the Portfolios and their Shareholders: (i) information regarding anticipated benefits to the Portfolios as a result of the Transaction; (ii) a commitment that the Portfolios would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Portfolios in a manner consistent with each Portfolio’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Portfolios as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Portfolios will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Portfolios after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Portfolios by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Portfolios and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Portfolio performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Portfolio to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Portfolio’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Portfolio in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Portfolio(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

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Board considerations (unaudited)
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to each Portfolio by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and administrative services covered by the Current Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from the Advisers that each Portfolio will continue to be advised by its current Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Portfolios after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Portfolios, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Portfolios and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Portfolios and their shareholders.
Investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Portfolio over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Portfolio (the “Universe”), and in comparison to each Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Portfolios relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.

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Board considerations (unaudited)
Investment advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual investment advisory fee rate that is payable by each Portfolio to Funds Management for investment advisory services under the Current Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the applicable Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Portfolio’s Advisory Agreement Rate with those of other funds in the Portfolio’s expense Group at a common asset level.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Agreement Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Advisory Agreement Rates or the Sub-Advisory Agreement Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Advisory Agreement and to each of the Sub-Advisers under the applicable new Sub-Advisory Agreement was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Portfolio will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of advisory services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Portfolio shareholders. The Board noted the existence of breakpoints in each Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The

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Board considerations (unaudited)
Board considered that, in addition to advisory fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Portfolios resulting from enhanced distribution capabilities for their investing funds. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Portfolio, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Portfolios. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Portfolios might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term.

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Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo High Yield Corporate Bond Portfolio  |  33

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Portfolio's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Portfolio's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.

Semi-Annual Report
August 31, 2021
Wells Fargo Investment Grade
Corporate Bond Portfolio

 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

  |  1

Portfolio information (unaudited)
Investment objective	The Portfolio seeks to replicate the total return of the Bloomberg U.S. Corporate Bond Index, before fees and expenses.
Adviser	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Manjunath Boraiah†, Mark Clegg, CFA®‡, Janet S. Rilling, CFA®‡, Michael J. Schueller, CFA®‡, Noah M. Wise, CFA®‡
Ten largest holdings (%) as of August 31, 2021[1]
AT&T Incorporated, 4.30%, 12-15-2042	0.81
The Boeing Company, 3.20%, 3-1-2029	0.75
Bank of Montreal, 3.80%, 12-15-2032	0.75
Verizon Communications Incorporated, 4.67%, 3-15-2055	0.73
BNP Paribas, 4.25%, 10-15-2024	0.66
JPMorgan Chase & Company, 4.26%, 2-22-2048	0.65
Bank of America Corporation, 3.95%, 1-23-2049	0.64
Goldman Sachs Group Incorporated, 4.75%, 10-21-2045	0.64
McDonald's Corporation, 3.50%, 7-1-2027	0.62
Comcast Corporation, 4.00%, 11-1-2049	0.61
[1]	Figures represent the percentage of the Portfolio's net assets. Holdings are subject to change and may have changed since the date specified.
Sector allocation as of August 31, 2021[1]
[1]	Figures represent the percentage of the Portfolio's long-term investments. These amounts are subject to change and may have changed since the date specified.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2  |  Wells Fargo Investment Grade Corporate Bond Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 80.29%
Communication services: 5.99%
Diversified telecommunication services: 1.82%
AT&T Incorporated	4.30%	12-15-2042	$1,630,000	$ 1,883,926
AT&T Incorporated	4.50	5-15-2035	335,000	397,235
AT&T Incorporated	4.90	6-15-2042	36,000	45,015
Verizon Communications Incorporated	4.13	3-16-2027	200,000	228,676
Verizon Communications Incorporated	4.67	3-15-2055	1,300,000	1,695,445
				4,250,297
Entertainment: 0.87%
Activision Blizzard	1.35	9-15-2030	700,000	658,320
Walt Disney Company	2.20	1-13-2028	435,000	453,209
Walt Disney Company	2.65	1-13-2031	855,000	908,184
				2,019,713
Interactive media & services: 0.71%
Alphabet Incorporated	2.25	8-15-2060	540,000	490,798
Alphabet Incorporated	3.38	2-25-2024	1,087,000	1,167,613
				1,658,411
Media: 2.59%
CBS Corporation	3.70	8-15-2024	350,000	376,879
CBS Corporation	4.85	7-1-2042	140,000	172,100
CBS Corporation	4.90	8-15-2044	350,000	431,588
Charter Communications Operating LLC	4.40	12-1-2061	260,000	284,884
Charter Communications Operating LLC	4.91	7-23-2025	400,000	452,598
Charter Communications Operating LLC	6.83	10-23-2055	335,000	500,148
Comcast Corporation	1.50	2-15-2031	400,000	383,507
Comcast Corporation	2.35	1-15-2027	210,000	221,600
Comcast Corporation	4.00	11-1-2049	1,200,000	1,426,433
Discovery Communications LLC	3.95	3-20-2028	400,000	446,829
Discovery Communications LLC	4.00	9-15-2055	241,000	258,008
Fox Corporation	5.58	1-25-2049	220,000	302,626
Time Warner Cable Incorporated	5.50	9-1-2041	210,000	262,259
Time Warner Cable Incorporated	8.38	3-15-2023	175,000	195,671
Time Warner Entertainment Company LP	8.38	7-15-2033	210,000	312,727
				6,027,857
Consumer discretionary: 4.72%
Automobiles: 0.20%
General Motors Company	6.25	10-2-2043	345,000	472,308
Hotels, restaurants & leisure: 1.48%
GLP Capital LP	5.30	1-15-2029	400,000	469,688
Marriott International Incorporated	4.63	6-15-2030	400,000	459,667
McDonald's Corporation	3.38	5-26-2025	245,000	265,085
McDonald's Corporation	3.50	7-1-2027	1,300,000	1,443,080
McDonald's Corporation	4.60	5-26-2045	175,000	221,622
Starbucks Corporation	4.00	11-15-2028	500,000	576,970
				3,436,112
The accompanying notes are an integral part of these financial statements.

Wells Fargo Investment Grade Corporate Bond Portfolio  |  3

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Household durables: 0.04%
Whirlpool Corporation	4.00%	3-1-2024	$ 87,000	$ 94,011
Internet & direct marketing retail: 0.68%
Amazon.com Incorporated	4.05	8-22-2047	400,000	494,343
Amazon.com Incorporated	4.25	8-22-2057	400,000	521,108
Amazon.com Incorporated	4.95	12-5-2044	215,000	295,611
eBay Incorporated	4.00	7-15-2042	175,000	198,130
Expedia Incorporated	4.50	8-15-2024	70,000	76,169
				1,585,361
Leisure products: 0.06%
Hasbro Incorporated	6.35	3-15-2040	108,000	151,374
Multiline retail: 0.33%
Dollar General Corporation	3.25	4-15-2023	245,000	254,564
Target Corporation	3.63	4-15-2046	430,000	515,924
				770,488
Professional services: 0.29%
University of Pennsylvania	3.61	2-15-2119	570,000	664,078
Specialty retail: 1.57%
AutoZone Incorporated	3.13	7-15-2023	105,000	109,620
Home Depot Incorporated	2.70	4-15-2030	1,300,000	1,395,340
Home Depot Incorporated	3.50	9-15-2056	380,000	435,570
Lowe's Companies Incorporated	2.50	4-15-2026	350,000	371,878
Lowe's Companies Incorporated	3.88	9-15-2023	175,000	185,666
Lowe's Companies Incorporated	4.50	4-15-2030	300,000	356,069
O'Reilly Automotive Incorporated	3.80	9-1-2022	105,000	107,682
TJX Companies Incorporated	3.88	4-15-2030	600,000	693,201
				3,655,026
Textiles, apparel & luxury goods: 0.07%
Nike Incorporated	2.25	5-1-2023	70,000	72,021
Nike Incorporated	3.63	5-1-2043	70,000	82,907
				154,928
Consumer staples: 6.89%
Beverages: 1.77%
Anheuser-Busch InBev Finance Company	4.00	1-17-2043	210,000	237,481
Anheuser-Busch InBev Finance Company	4.63	2-1-2044	635,000	773,902
Anheuser-Busch InBev Worldwide Incorporated	4.75	4-15-2058	400,000	508,544
Constellation Brands Incorporated	3.15	8-1-2029	300,000	324,154
Constellation Brands Incorporated	4.25	5-1-2023	360,000	381,507
Keurig Dr Pepper Incorporated	4.60	5-25-2028	700,000	821,468
Molson Coors Beverage Company	4.20	7-15-2046	210,000	237,288
PepsiCo Incorporated	3.63	3-19-2050	285,000	338,697
The Coca-Cola Company	4.20	3-25-2050	400,000	510,671
				4,133,712
Food & staples retailing: 2.33%
Costco Wholesale Corporation	1.60	4-20-2030	1,000,000	992,723
Sysco Corporation	3.30	7-15-2026	1,100,000	1,196,970
Sysco Corporation	5.38	9-21-2035	200,000	260,232
The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Investment Grade Corporate Bond Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Food & staples retailing (continued)
The Kroger Company	3.85%	8-1-2023	$ 175,000	$ 185,003
The Kroger Company	5.00	4-15-2042	175,000	226,361
The Kroger Company	5.15	8-1-2043	205,000	270,634
Walgreens Boots Alliance Incorporated	3.45	6-1-2026	200,000	218,362
Walgreens Boots Alliance Incorporated	3.80	11-18-2024	200,000	217,266
Walgreens Boots Alliance Incorporated	4.80	11-18-2044	180,000	219,394
Wal-Mart Stores Incorporated	3.40	6-26-2023	900,000	949,201
Wal-Mart Stores Incorporated	4.88	7-8-2040	450,000	601,395
Wal-Mart Stores Incorporated	5.88	4-5-2027	70,000	87,530
				5,425,071
Food products: 1.50%
Archer Daniels Midland	3.75	9-15-2047	400,000	479,380
Conagra Brands Incorporated	4.60	11-1-2025	200,000	225,886
Conagra Brands Incorporated	8.25	9-15-2030	584,000	863,842
General Mills Incorporated	3.65	2-15-2024	175,000	186,488
Mead Johnson Nutrition Company	5.90	11-1-2039	70,000	101,336
Mondelez Iternational	2.75	4-13-2030	1,000,000	1,058,929
Tyson Foods Incorporated	4.35	3-1-2029	300,000	350,704
Tyson Foods Incorporated	4.88	8-15-2034	175,000	218,647
				3,485,212
Household products: 0.20%
Clorox Company	3.50	12-15-2024	140,000	151,628
Kimberly-Clark Corporation	2.40	6-1-2023	105,000	108,829
Kimberly-Clark Corporation	6.63	8-1-2037	140,000	218,106
				478,563
Personal products: 0.09%
Estee Lauder Companies Incorporated	6.00	5-15-2037	140,000	202,535
Tobacco: 1.00%
Altria Group Incorporated	3.88	9-16-2046	430,000	434,191
Altria Group Incorporated	4.00	1-31-2024	62,000	67,092
Altria Group Incorporated	4.50	5-2-2043	175,000	192,454
Philip Morris International Incorporated	2.63	3-6-2023	122,000	126,177
Philip Morris International Incorporated	3.25	11-10-2024	210,000	226,792
Philip Morris International Incorporated	4.25	11-10-2044	210,000	246,192
Philip Morris International Incorporated	4.50	3-20-2042	140,000	166,853
Reynolds American Incorporated	4.45	6-12-2025	350,000	387,842
Reynolds American Incorporated	5.70	8-15-2035	210,000	256,739
Reynolds American Incorporated	6.15	9-15-2043	177,000	224,443
				2,328,775
Energy: 7.03%
Energy equipment & services: 0.96%
Baker Hughes LLC	3.34	12-15-2027	1,000,000	1,103,123
Halliburton Company	3.50	8-1-2023	350,000	367,397
Halliburton Company	3.80	11-15-2025	350,000	385,412
Halliburton Company	4.50	11-15-2041	175,000	194,773
Halliburton Company	4.75	8-1-2043	175,000	199,908
				2,250,613
The accompanying notes are an integral part of these financial statements.

Wells Fargo Investment Grade Corporate Bond Portfolio  |  5

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels: 6.07%
Boardwalk Pipelines LP	3.38%	2-1-2023	$ 70,000	$ 72,088
BP Capital Markets America Incorporated	3.00	2-24-2050	200,000	197,716
BP Capital Markets America Incorporated	3.94	9-21-2028	200,000	227,914
Chevron Corporation	3.08	5-11-2050	350,000	369,468
Columbia Pipeline Group Incorporated	5.80	6-1-2045	140,000	196,054
ConocoPhillips Company 144A	2.40	2-15-2031	800,000	823,459
ConocoPhillips Company	4.30	11-15-2044	210,000	254,580
ConocoPhillips Company	5.90	10-15-2032	175,000	235,190
ConocoPhillips Company	6.95	4-15-2029	210,000	284,186
Devon Energy Corporation	7.95	4-15-2032	150,000	215,697
Diamondback Energy Incorporated	3.50	12-1-2029	900,000	969,083
Enbridge Energy Partners LP	5.50	9-15-2040	140,000	183,169
Energy Transfer Partners LP	4.90	2-1-2024	210,000	227,148
Energy Transfer Partners LP	5.95	10-1-2043	140,000	174,367
Energy Transfer Partners LP	7.50	7-1-2038	70,000	98,094
Enterprise Products Operating LLC	4.85	3-15-2044	280,000	347,339
Enterprise Products Operating LLC	5.70	2-15-2042	140,000	190,083
Enterprise Products Operating LLC	5.95	2-1-2041	70,000	97,450
Enterprise Products Operating LLC	7.55	4-15-2038	70,000	107,974
Exxon Mobil Corporation	2.71	3-6-2025	465,000	494,731
Exxon Mobil Corporation	3.04	3-1-2026	500,000	542,221
Hess Corporation	7.30	8-15-2031	269,000	365,822
Kinder Morgan Energy Partners LP	5.00	8-15-2042	175,000	212,838
Kinder Morgan Energy Partners LP	5.00	3-1-2043	157,000	190,319
Kinder Morgan Energy Partners LP	5.50	3-1-2044	210,000	267,039
Kinder Morgan Energy Partners LP	5.80	3-15-2035	70,000	89,882
Magellan Midstream Partners LP	5.15	10-15-2043	140,000	172,675
Marathon Oil Corporation	3.85	6-1-2025	245,000	268,924
Marathon Oil Corporation	5.20	6-1-2045	140,000	169,283
Marathon Petroleum Corporation	3.63	9-15-2024	350,000	376,292
Marathon Petroleum Corporation	3.80	4-1-2028	385,000	424,890
MPLX LP	4.13	3-1-2027	200,000	224,424
MPLX LP	4.88	6-1-2025	200,000	224,973
MPLX LP	5.20	3-1-2047	220,000	270,733
ONEOK Incorporated	4.00	7-13-2027	200,000	221,959
ONEOK Incorporated	4.55	7-15-2028	500,000	570,238
Phillips 66	4.65	11-15-2034	140,000	165,529
Plains All American Pipeline LP	3.60	11-1-2024	210,000	223,855
Plains All American Pipeline LP	3.85	10-15-2023	350,000	368,880
Plains All American Pipeline LP	4.90	2-15-2045	175,000	189,448
Sabine Pass Liquefaction LLC	5.00	3-15-2027	400,000	462,732
Sabine Pass Liquefaction LLC	5.63	3-1-2025	200,000	227,921
Sabine Pass Liquefaction LLC	5.88	6-30-2026	200,000	236,098
Spectra Energy Partners LP	3.38	10-15-2026	300,000	325,026
Spectra Energy Partners LP	4.75	3-15-2024	245,000	267,047
Sunoco Logistics Partner LP	4.95	1-15-2043	105,000	116,043
Sunoco Logistics Partner LP	5.35	5-15-2045	285,000	338,165
Tennessee Gas Pipeline Company	7.00	10-15-2028	175,000	228,590
Williams Companies Incorporated	4.85	3-1-2048	200,000	245,718
Williams Partners LP	6.30	4-15-2040	273,000	374,452
				14,127,806
The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Investment Grade Corporate Bond Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Financials: 18.39%
Banks: 6.63%
Bank of America Corporation (3 Month LIBOR +1.19%) ±	3.95%	1-23-2049	$1,270,000	$ 1,497,441
Bank of America Corporation	4.18	11-25-2027	725,000	814,798
Bank One Corporation	7.63	10-15-2026	168,000	218,716
BB&T Corporation	2.85	10-26-2024	500,000	534,051
Citigroup Incorporated (U.S. SOFR +1.15%) ±	2.67	1-29-2031	900,000	935,101
Citigroup Incorporated	4.13	7-25-2028	500,000	565,534
Citigroup Incorporated	4.65	7-30-2045	625,000	813,936
Citizens Financial Group	4.30	2-11-2031	200,000	218,796
Compass Bank	3.88	4-10-2025	250,000	275,549
Discover Bank	4.20	8-8-2023	1,310,000	1,402,839
Discover Bank	4.25	3-13-2026	250,000	281,335
Discover Bank	4.65	9-13-2028	250,000	293,189
Fifth Third Bancorp	3.95	3-14-2028	400,000	460,944
JPMorgan Chase & Company	4.13	12-15-2026	500,000	567,675
JPMorgan Chase & Company (3 Month LIBOR +1.58%) ±	4.26	2-22-2048	1,235,000	1,521,639
Key Bank NA	3.30	6-1-2025	250,000	272,755
KeyCorp Incorporated	4.10	4-30-2028	400,000	461,439
PNC Bank NA	2.95	1-30-2023	300,000	310,420
PNC Bank NA	3.25	1-22-2028	1,050,000	1,163,133
PNC Bank NA	4.20	11-1-2025	250,000	282,250
Santander Holdings USA Incorporated	4.50	7-17-2025	350,000	388,022
Truist Bank	2.20	3-16-2023	1,100,000	1,130,367
Truist Bank	3.30	5-15-2026	400,000	439,934
US Bancorp	2.38	7-22-2026	190,000	202,131
US Bancorp	3.60	9-11-2024	350,000	380,334
				15,432,328
Capital markets: 5.22%
Bank of New York Mellon Corporation	2.95	1-29-2023	300,000	310,633
Bank of New York Mellon Corporation	3.00	10-30-2028	700,000	769,883
Bank of New York Mellon Corporation	3.40	1-29-2028	300,000	334,837
BlackRock Incorporated	3.25	4-30-2029	900,000	1,003,226
CME Group Incorporated	4.15	6-15-2048	290,000	377,521
Goldman Sachs Group Incorporated	3.75	5-22-2025	350,000	381,350
Goldman Sachs Group Incorporated	4.75	10-21-2045	1,125,000	1,484,268
Goldman Sachs Group Incorporated	6.13	2-15-2033	200,000	271,502
Intercontinental Exchange	3.75	9-21-2028	500,000	563,869
Jefferies Group Incorporated	5.13	1-20-2023	175,000	185,713
Jefferies Group Incorporated	6.45	6-8-2027	285,000	356,035
John Deere Capital Corporation	0.45	6-7-2024	810,000	810,313
Legg Mason Incorporated	4.75	3-15-2026	190,000	219,824
Moody's Corporation	5.25	7-15-2044	210,000	287,701
Morgan Stanley	4.30	1-27-2045	980,000	1,220,077
Morgan Stanley	5.00	11-24-2025	200,000	230,160
Morgan Stanley	6.25	8-9-2026	300,000	369,206
Morgan Stanley	7.25	4-1-2032	329,000	480,651
Northern Trust Corporation	3.95	10-30-2025	175,000	197,179
PPL Capital Funding Incorporated	3.10	5-15-2026	100,000	107,575
S&P Global Incorporated	4.00	6-15-2025	227,000	251,696
State Street Corporation	2.65	5-19-2026	1,100,000	1,181,291
The accompanying notes are an integral part of these financial statements.

Wells Fargo Investment Grade Corporate Bond Portfolio  |  7

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Capital markets (continued)
TD Ameritrade Holding Corporation	3.63%	4-1-2025	$ 140,000	$ 152,858
The Charles Schwab Corporation	4.63	3-22-2030	500,000	610,556
				12,157,924
Consumer finance: 1.86%
American Express Company	2.65	12-2-2022	402,000	414,116
American Express Company	4.20	11-6-2025	200,000	226,886
American Honda Finance Corporation	2.90	2-16-2024	200,000	211,253
American Honda Finance Corporation	3.45	7-14-2023	200,000	211,120
Capital One Financial Corporation	3.75	7-28-2026	525,000	580,889
Caterpillar Financial Services Corporation	2.63	3-1-2023	260,000	268,728
Caterpillar Financial Services Corporation	3.25	12-1-2024	200,000	217,948
Caterpillar Financial Services Corporation	3.75	11-24-2023	175,000	188,585
Discover Financial Services	3.95	11-6-2024	200,000	217,702
General Motors Financial Company Incorporated	3.70	5-9-2023	380,000	397,189
Synchrony Financial	5.15	3-19-2029	900,000	1,065,756
Toyota Motor Credit Corporation	2.63	1-10-2023	310,000	319,851
				4,320,023
Diversified financial services: 0.55%
Berkshire Hathaway Incorporated	3.00	2-11-2023	75,000	77,976
Berkshire Hathaway Incorporated	3.13	3-15-2026	635,000	694,786
Berkshire Hathaway Incorporated	4.50	2-11-2043	275,000	353,314
National Rural Utilities Cooperative Finance Corporation	4.02	11-1-2032	140,000	166,617
				1,292,693
Insurance: 3.28%
Allstate Corporation (3 Month LIBOR +2.12%) ±	6.50	5-15-2067	230,000	308,775
American International Group Incorporated	4.50	7-16-2044	475,000	588,630
American International Group Incorporated (3 Month LIBOR +2.87%) ±	5.75	4-1-2048	200,000	230,850
Aon Corporation	6.25	9-30-2040	70,000	101,603
Arch Capital Group Limited	5.14	11-1-2043	147,000	195,550
Chubb Corporation	6.00	5-11-2037	196,000	287,720
Hartford Financial Services Group Incorporated	4.30	4-15-2043	30,000	36,318
Lincoln National Corporation	4.00	9-1-2023	175,000	187,136
Loews Corporation	2.63	5-15-2023	105,000	108,450
Loews Corporation	4.13	5-15-2043	140,000	168,956
Marsh & McLennan Company Incorporated	3.50	6-3-2024	200,000	214,322
Marsh & McLennan Company Incorporated	3.88	3-15-2024	200,000	215,803
Marsh & McLennan Company Incorporated	4.90	3-15-2049	110,000	151,476
MetLife Incorporated	4.13	8-13-2042	115,000	139,190
MetLife Incorporated	4.72	12-15-2044	175,000	230,923
MetLife Incorporated	6.38	6-15-2034	196,000	281,012
MetLife Incorporated	6.40	12-15-2066	200,000	257,062
MetLife Incorporated	6.50	12-15-2032	140,000	199,548
Principal Financial Group Incorporated	3.30	9-15-2022	175,000	180,287
Principal Financial Group Incorporated	3.40	5-15-2025	140,000	151,261
Progressive Corporation	6.25	12-1-2032	252,000	349,978
Progressive Corporation	7.75	3-1-2031	865,000	1,243,150
Prudential Financial Incorporated	3.91	12-7-2047	155,000	183,688
Prudential Financial Incorporated (3 Month LIBOR +3.04%) ±	5.20	3-15-2044	175,000	187,987
Prudential Financial Incorporated	5.75	7-15-2033	350,000	466,690
Prudential Financial Incorporated	6.63	12-1-2037	45,000	66,847
The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Investment Grade Corporate Bond Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Insurance (continued)
Transatlantic Holdings Incorporated	8.00%	11-30-2039	$ 70,000	$ 109,657
Travelers Companies Incorporated	4.60	8-1-2043	600,000	788,489
				7,631,358
Mortgage REITs: 0.85%
CC Holdings GS V LLC	3.85	4-15-2023	350,000	368,574
ERP Operating LP	4.00	8-1-2047	400,000	479,311
Ventas Realty LP	3.50	2-1-2025	400,000	430,628
Ventas Realty LP	4.40	1-15-2029	600,000	690,896
				1,969,409
Health care: 8.96%
Biotechnology: 2.04%
AbbVie Incorporated	3.20	5-14-2026	530,000	575,419
AbbVie Incorporated	4.45	5-14-2046	500,000	612,249
AbbVie Incorporated	4.85	6-15-2044	350,000	447,508
Amgen Incorporated	2.77	9-1-2053	584,000	559,810
Amgen Incorporated	3.63	5-22-2024	350,000	375,666
Baxalta Incorporated	5.25	6-23-2045	280,000	384,197
Biogen Incorporated	2.25	5-1-2030	700,000	710,747
Gilead Sciences Incorporated	3.65	3-1-2026	350,000	385,856
Gilead Sciences Incorporated	4.50	2-1-2045	200,000	247,301
Gilead Sciences Incorporated	4.75	3-1-2046	350,000	450,265
				4,749,018
Health care equipment & supplies: 1.09%
Abbott Laboratories	6.00	4-1-2039	105,000	156,504
Abbott Laboratories	6.15	11-30-2037	166,000	245,617
Boston Scientific Corporation	3.85	5-15-2025	200,000	220,462
Catholic Health Initiatives	4.35	11-1-2042	175,000	206,624
Medtronic Incorporated	3.50	3-15-2025	140,000	152,886
Stryker Corporation	4.63	3-15-2046	350,000	458,890
Zimmer Biomet Holdings	3.55	3-20-2030	1,000,000	1,106,196
				2,547,179
Health care providers & services: 2.85%
Aetna Incorporated	4.13	11-15-2042	75,000	87,244
Aetna Incorporated	4.50	5-15-2042	105,000	127,408
AmerisourceBergen Corporation	4.25	3-1-2045	175,000	205,611
Anthem Incorporated	4.38	12-1-2047	15,000	18,570
Ascension Healthcare Company	3.11	11-15-2039	500,000	545,918
CIGNA Corporation Company	3.00	7-15-2023	300,000	312,800
CIGNA Corporation Company	4.80	7-15-2046	210,000	268,739
CIGNA Corporation Company	6.13	11-15-2041	175,000	248,681
CVS Health Corporation	5.05	3-25-2048	790,000	1,045,696
HCA Incorporated	5.50	6-15-2047	500,000	660,533
Kaiser Foundation Hospitals	4.88	4-1-2042	175,000	238,569
Laboratory Corporation of America Holdings	4.00	11-1-2023	105,000	111,648
McKesson Corporation	2.85	3-15-2023	140,000	144,276
Quest Diagnostics Incorporated	2.95	6-30-2030	300,000	321,010
UnitedHealth Group Incorporated	4.20	1-15-2047	200,000	247,465
UnitedHealth Group Incorporated	4.25	3-15-2043	175,000	217,443
UnitedHealth Group Incorporated	4.25	4-15-2047	300,000	375,714
The accompanying notes are an integral part of these financial statements.

Wells Fargo Investment Grade Corporate Bond Portfolio  |  9

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Health care providers & services (continued)
UnitedHealth Group Incorporated	4.25%	6-15-2048	$ 300,000	$ 378,430
UnitedHealth Group Incorporated	6.63	11-15-2037	105,000	160,634
WellPoint Incorporated	3.30	1-15-2023	200,000	207,898
WellPoint Incorporated	4.65	8-15-2044	345,000	436,518
WellPoint Incorporated	5.85	1-15-2036	200,000	271,878
				6,632,683
Life sciences tools & services: 0.05%
Agilent Technologies Incorporated	3.88	7-15-2023	105,000	110,875
Pharmaceuticals: 2.93%
Bristol-Myers Squibb Company	3.25	11-1-2023	109,000	115,732
Bristol-Myers Squibb Company	3.88	8-15-2025	285,000	315,819
Bristol-Myers Squibb Company	4.50	3-1-2044	200,000	262,175
Bristol-Myers Squibb Company	4.63	5-15-2044	240,000	316,655
Eli Lilly & Company	2.75	6-1-2025	70,000	74,654
Eli Lilly & Company	3.95	3-15-2049	600,000	739,507
GlaxoSmithKline Capital Incorporated	2.80	3-18-2023	140,000	145,411
GlaxoSmithKline Capital Incorporated	5.38	4-15-2034	210,000	284,801
Johnson & Johnson	2.45	9-1-2060	715,000	695,134
Johnson & Johnson	4.38	12-5-2033	200,000	251,553
Merck & Company Incorporated	2.75	2-10-2025	380,000	405,013
Merck & Company Incorporated	3.70	2-10-2045	200,000	234,026
Mylan Incorporated	4.20	11-29-2023	200,000	213,995
Novartis Capital Corporation	2.40	9-21-2022	350,000	358,093
Novartis Capital Corporation	2.75	8-14-2050	600,000	621,166
Pfizer Incorporated	3.00	12-15-2026	510,000	561,158
Pfizer Incorporated	3.90	3-15-2039	200,000	239,415
Pfizer Incorporated	4.30	6-15-2043	210,000	264,309
Schering-Plough Corporation	6.50	12-1-2033	175,000	261,950
Zoetis Incorporated	4.70	2-1-2043	350,000	454,764
				6,815,330
Industrials: 7.15%
Aerospace & defense: 2.87%
L3Harris Technologies Incorporated	2.90	12-15-2029	900,000	957,305
Lockheed Martin Corporation	4.07	12-15-2042	229,000	280,996
Lockheed Martin Corporation	4.70	5-15-2046	350,000	469,300
Lockheed Martin Corporation	6.15	9-1-2036	122,000	175,643
Northrop Grumman Corporation	4.03	10-15-2047	400,000	479,362
Northrop Grumman Corporation	5.05	11-15-2040	70,000	92,566
Northrop Grumman Corporation	7.75	2-15-2031	210,000	308,642
Precision Castparts Corporation	2.50	1-15-2023	175,000	179,375
Precision Castparts Corporation	3.90	1-15-2043	140,000	162,492
Raytheon Technologies Corporation	4.80	12-15-2043	175,000	225,076
Raytheon Technologies Corporation	7.20	8-15-2027	84,000	110,468
Textron Incorporated	4.30	3-1-2024	140,000	151,325
The Boeing Company	2.60	10-30-2025	300,000	313,121
The Boeing Company	3.20	3-1-2029	1,660,000	1,747,243
The Boeing Company	5.88	2-15-2040	186,000	241,271
United Technologies Corporation	3.75	11-1-2046	200,000	227,467
United Technologies Corporation	7.50	9-15-2029	400,000	560,563
				6,682,215
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Investment Grade Corporate Bond Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Air freight & logistics: 0.48%
FedEx Corporation	4.55%	4-1-2046	$ 250,000	$ 306,582
FedEx Corporation	4.90	1-15-2034	175,000	219,441
FedEx Corporation	5.10	1-15-2044	210,000	275,132
United Parcel Service Incorporated	6.20	1-15-2038	206,000	306,483
				1,107,638
Airlines: 0.09%
American Airlines Incorporated	3.20	12-15-2029	48,794	49,601
United Airlines Incorporated	4.30	2-15-2027	150,180	162,170
				211,771
Commercial services & supplies: 0.30%
Republic Services Incorporated	2.90	7-1-2026	260,000	278,999
Waste Management Incorporated	4.10	3-1-2045	355,000	431,325
				710,324
Industrial conglomerates: 0.82%
3M Company	5.70	3-15-2037	227,000	317,387
General Electric Company	3.10	1-9-2023	300,000	310,728
General Electric Company	4.50	3-11-2044	200,000	245,944
General Electric Company	5.88	1-14-2038	200,000	275,243
Honeywell International Incorporated	3.35	12-1-2023	140,000	148,854
Honeywell International Incorporated	3.81	11-21-2047	500,000	606,948
				1,905,104
Machinery: 0.49%
Caterpillar Incorporated	3.80	8-15-2042	105,000	125,340
Caterpillar Incorporated	4.75	5-15-2064	300,000	437,193
Deere & Company	5.38	10-16-2029	210,000	268,364
Dover Corporation	5.38	10-15-2035	140,000	182,079
Parker Hannifin Corporation	3.50	9-15-2022	70,000	72,270
Parker Hannifin Corporation	6.25	5-15-2038	42,000	59,265
				1,144,511
Road & rail: 1.85%
Burlington Northern Santa Fe LLC	3.00	3-15-2023	210,000	217,400
Burlington Northern Santa Fe LLC	3.40	9-1-2024	210,000	226,280
Burlington Northern Santa Fe LLC	4.55	9-1-2044	330,000	421,982
CSX Corporation	3.40	8-1-2024	278,000	298,824
CSX Corporation	4.50	8-1-2054	350,000	449,652
CSX Corporation	6.22	4-30-2040	140,000	205,627
Kansas City Southern	3.00	5-15-2023	51,000	52,872
Kansas City Southern	3.15	3-15-2023	140,000	144,922
Kansas City Southern	4.30	5-15-2043	140,000	165,184
Norfolk Southern Corporation	2.90	6-15-2026	250,000	270,131
Norfolk Southern Corporation	3.15	6-1-2027	300,000	323,819
Norfolk Southern Corporation	3.85	1-15-2024	140,000	149,446
Union Pacific Corporation	2.75	4-15-2023	200,000	206,571
Union Pacific Corporation	2.97	9-16-2062	175,000	172,661
Union Pacific Corporation	3.25	1-15-2025	175,000	187,999
Union Pacific Corporation	3.75	3-15-2024	140,000	149,986
The accompanying notes are an integral part of these financial statements.

Wells Fargo Investment Grade Corporate Bond Portfolio  |  11

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Road & rail (continued)
Union Pacific Corporation	3.80%	10-1-2051	$ 200,000	$ 232,777
Union Pacific Corporation 144A	3.80	4-6-2071	380,000	435,520
				4,311,653
Trading companies & distributors: 0.25%
Air Lease Corporation	3.25	3-1-2025	200,000	212,553
W.W. Grainger Incorporated	4.60	6-15-2045	280,000	367,292
				579,845
Information technology: 6.80%
Communications equipment: 0.29%
Cisco Systems Incorporated	2.20	9-20-2023	300,000	310,934
Cisco Systems Incorporated	2.95	2-28-2026	340,000	370,455
				681,389
Electronic equipment, instruments & components: 0.14%
Corning Incorporated	5.75	8-15-2040	105,000	144,614
Keysight Technologies Incorporated	4.55	10-30-2024	175,000	193,879
				338,493
IT services: 1.71%
Fidelity National Information Service	0.60	3-1-2024	120,000	120,030
Fiserv Incorporated	3.85	6-1-2025	210,000	230,448
IBM Corporation	3.38	8-1-2023	210,000	221,749
IBM Corporation	5.88	11-29-2032	175,000	238,236
IBM Corporation	7.00	10-30-2025	210,000	261,342
IBM Corporation	3.00	5-15-2024	300,000	319,329
Massachusetts Institute of Technology	3.89	7-1-2116	565,000	719,746
Mastercard Incorporated	3.50	2-26-2028	400,000	451,641
Total System Services Incorporated	3.75	6-1-2023	105,000	109,958
Visa Incorporated	2.75	9-15-2027	300,000	326,262
Visa Incorporated	2.05	4-15-2030	800,000	826,111
Western Union Company	6.20	11-17-2036	122,000	152,688
				3,977,540
Semiconductors & semiconductor equipment: 2.06%
Analog Devices Incorporated	2.88	6-1-2023	105,000	108,876
Applied Materials Incorporated	5.85	6-15-2041	140,000	207,875
Broadcom Incorporated	3.13	1-15-2025	600,000	636,996
Broadcom Incorporated	3.88	1-15-2027	1,020,000	1,125,580
Intel Corporation	2.60	5-19-2026	220,000	236,636
Intel Corporation	4.10	5-19-2046	300,000	362,810
Intel Corporation	4.25	12-15-2042	175,000	217,075
Intel Corporation	4.90	7-29-2045	230,000	308,876
Lam Research Corporation	4.88	3-15-2049	155,000	214,109
NVIDIA Corporation	2.85	4-1-2030	900,000	974,584
Qualcomm Incorporated	3.25	5-20-2027	200,000	220,890
Texas Instruments Incorporated	2.25	5-1-2023	175,000	179,912
				4,794,219
Software: 1.74%
Microsoft Corporation	4.50	2-6-2057	750,000	1,044,951
Microsoft Corporation	5.20	6-1-2039	77,000	110,290
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Investment Grade Corporate Bond Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Software (continued)
Oracle Corporation	3.40%	7-8-2024	$ 110,000	$ 117,783
Oracle Corporation	4.30	7-8-2034	380,000	441,758
Oracle Corporation	4.38	5-15-2055	800,000	942,164
Salesforce.com Incorporated	3.70	4-11-2028	200,000	227,466
Vmware Incorporated	4.65	5-15-2027	1,000,000	1,155,962
				4,040,374
Technology hardware, storage & peripherals: 0.86%
Apple Incorporated	3.75	11-13-2047	400,000	472,772
Apple Incorporated	4.38	5-13-2045	350,000	448,751
Apple Incorporated	4.65	2-23-2046	345,000	458,998
Dell International LLC	8.10	7-15-2036	400,000	613,485
				1,994,006
Materials: 1.83%
Chemicals: 1.39%
Dow Chemical Company	4.25	10-1-2034	175,000	205,290
Dow Chemical Company	5.25	11-15-2041	175,000	230,702
DuPont de Nemours Incorporated	4.73	11-15-2028	800,000	953,115
Eastman Chemical Company	4.80	9-1-2042	140,000	173,733
Ecolab Incorporated	2.70	11-1-2026	1,000,000	1,075,900
Mosaic Company	5.63	11-15-2043	175,000	232,645
Praxair Incorporated	2.70	2-21-2023	105,000	108,118
The Sherwin-Williams Company	4.50	6-1-2047	205,000	256,803
				3,236,306
Containers & packaging: 0.22%
International Paper Company	7.30	11-15-2039	175,000	273,270
MeadWestvaco Corporation	7.95	2-15-2031	35,000	50,319
Packaging Corporation of America	3.65	9-15-2024	175,000	188,607
				512,196
Metals & mining: 0.15%
Newmont Goldcorp Corporation	3.70	3-15-2023	210,000	218,278
Nucor Corporation	4.00	8-1-2023	132,000	139,823
				358,101
Paper & forest products: 0.07%
Georgia-Pacific LLC	8.00	1-15-2024	140,000	164,326
Real estate: 4.12%
Equity REITs: 4.12%
ACE INA Holdings Incorporated	2.70	3-13-2023	280,000	290,225
ACE INA Holdings Incorporated	3.15	3-15-2025	200,000	216,181
ACE INA Holdings Incorporated	3.35	5-15-2024	350,000	375,998
Alexandria Real Estate Equities Incorporated	4.70	7-1-2030	400,000	479,929
American Campus Communities Incorporated	3.75	4-15-2023	70,000	73,024
American Tower Corporation	3.50	1-31-2023	295,000	307,659
American Tower Corporation	4.00	6-1-2025	350,000	384,499
AvalonBay Communities Incorporated	3.45	6-1-2025	140,000	152,531
AvalonBay Communities Incorporated	4.20	12-15-2023	175,000	187,950
Boston Properties LP	2.75	10-1-2026	500,000	533,261
Boston Properties LP	3.13	9-1-2023	105,000	109,724
The accompanying notes are an integral part of these financial statements.

Wells Fargo Investment Grade Corporate Bond Portfolio  |  13

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Equity REITs (continued)
Boston Properties LP	3.80%	2-1-2024	$ 300,000	$ 319,511
Boston Properties LP	3.85	2-1-2023	200,000	207,644
Equinix Incorporated	1.55	3-15-2028	1,100,000	1,087,917
Essex Portfolio LP	3.25	5-1-2023	70,000	72,724
Federal Realty Investment Trust	4.50	12-1-2044	175,000	214,089
HCP Incorporated	6.75	2-1-2041	95,000	145,421
Health Care REIT Incorporated	4.00	6-1-2025	210,000	230,844
Health Care REIT Incorporated	4.50	1-15-2024	140,000	151,187
Host Hotels & Resorts Company	3.75	10-15-2023	70,000	73,578
Kilroy Realty Corporation	3.80	1-15-2023	175,000	181,150
Kimco Realty Corporation	2.80	10-1-2026	350,000	371,959
Mid-America Apartments LP	4.30	10-15-2023	35,000	37,422
Prologis LP	1.25	10-15-2030	1,100,000	1,045,019
Realty Income Corporation	4.65	8-1-2023	810,000	866,543
Simon Property Group LP	3.30	1-15-2026	410,000	444,300
Simon Property Group LP	3.75	2-1-2024	175,000	187,096
Simon Property Group LP	4.75	3-15-2042	175,000	219,359
VEREIT Operating Partnership LP	4.60	2-6-2024	98,000	106,135
VEREIT Operating Partnership LP	4.88	6-1-2026	119,000	137,448
Welltower Incorporated	4.95	9-1-2048	65,000	84,051
Weyerhaeuser Company	7.38	3-15-2032	200,000	288,597
				9,582,975
Utilities: 8.41%
Electric utilities: 6.96%
AGL Capital Corporation	4.40	6-1-2043	140,000	168,812
Alabama Power Company	3.55	12-1-2023	175,000	187,144
Alabama Power Company	3.85	12-1-2042	140,000	163,753
American Electric Power Company Incorporated	2.95	12-15-2022	300,000	308,065
Appalachian Power Company	3.40	6-1-2025	175,000	189,163
Appalachian Power Company	4.45	6-1-2045	175,000	215,115
Appalachian Power Company	7.00	4-1-2038	70,000	105,506
Arizona Public Service Company	3.15	5-15-2025	105,000	112,944
Arizona Public Service Company	4.50	4-1-2042	70,000	86,187
Baltimore Gas & Electric Company	3.50	8-15-2046	50,000	55,812
Berkshire Hathaway Energy	3.65	4-15-2029	800,000	908,325
Berkshire Hathaway Energy	6.75	12-30-2031	105,000	149,143
Berkshire Hathaway Finance Corporation	4.40	5-15-2042	180,000	227,019
Berkshire Hathaway Finance Corporation	5.75	1-15-2040	175,000	255,402
CenterPoint Energy Houston	4.50	4-1-2044	175,000	227,284
Commonwealth Edison Company	3.80	10-1-2042	70,000	81,674
Connecticut Light & Power Company	4.15	6-1-2045	227,000	278,605
Consolidated Edison Company of New York Incorporated Series 07-A	6.30	8-15-2037	175,000	248,373
Consolidated Edison Company of New York Incorporated Series 14-C	4.63	12-1-2054	300,000	384,003
Consolidated Edison Company of New York Incorporated Series 16-C	4.30	12-1-2056	75,000	91,300
DTE Electric Company	3.65	3-15-2024	105,000	112,577
Duke Energy Corporation	3.95	10-15-2023	140,000	149,187
Duke Energy Florida Incorporated	3.85	11-15-2042	70,000	81,802
Duke Energy Indiana Incorporated	4.90	7-15-2043	105,000	136,845
Duke Energy Indiana Incorporated	6.45	4-1-2039	45,000	66,347
Duke Energy Progress Incorporated	4.10	3-15-2043	105,000	127,992
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Investment Grade Corporate Bond Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Electric utilities (continued)
Emera US Finance LP	3.55%	6-15-2026	$ 200,000	$ 218,393
Entergy Arkansas Incorporated	3.70	6-1-2024	175,000	188,456
Entergy Gulf States Louisiana LLC	4.20	4-1-2050	500,000	623,746
Entergy Gulf States Louisiana LLC	5.59	10-1-2024	84,000	96,224
Exelon Corporation	4.70	4-15-2050	365,000	467,086
Exelon Corporation	4.95	6-15-2035	140,000	173,953
Florida Power & Light Company	5.95	2-1-2038	224,000	324,586
Florida Power & Light Company	5.96	4-1-2039	175,000	257,092
Florida Power Corporation	5.65	4-1-2040	87,000	122,338
Interstate Power & Light Company	6.25	7-15-2039	21,000	30,161
Northeast Utilities	2.80	5-1-2023	122,000	126,005
Northern States Power Company of Minnesota	2.60	5-15-2023	105,000	107,851
Northern States Power Company of Minnesota	5.35	11-1-2039	28,000	38,949
NSTAR Electric Company	5.50	3-15-2040	70,000	97,688
Oglethorpe Power Corporation	5.95	11-1-2039	105,000	143,288
Ohio Edison Company	6.88	7-15-2036	175,000	254,316
Oncor Electric Delivery Company LLC	7.00	5-1-2032	122,000	174,100
Pacific Gas & Electric Company	2.50	2-1-2031	1,300,000	1,224,764
PacifiCorp	3.60	4-1-2024	175,000	187,350
PacifiCorp	4.10	2-1-2042	70,000	81,331
Potomac Electric Power Company	3.60	3-15-2024	175,000	187,106
PPL Electric Utilities	4.75	7-15-2043	105,000	137,821
PPL Electric Utilities	6.25	5-15-2039	31,000	45,957
PSEG Power LLC	8.63	4-15-2031	75,000	118,425
Public Service Company of Colorado	2.25	9-15-2022	70,000	70,760
Public Service Electric & Gas Company	2.38	5-15-2023	140,000	144,155
Public Service Electric & Gas Company	3.80	1-1-2043	140,000	163,830
Public Service Electric & Gas Company	3.95	5-1-2042	70,000	83,296
Public Service Electric & Gas Company	5.80	5-1-2037	70,000	98,639
South Carolina Electric & Gas Company	5.10	6-1-2065	470,000	695,366
Southern California Edison Company	3.90	3-15-2043	105,000	110,839
Southern California Edison Company	5.35	7-15-2035	126,000	160,203
Southern California Edison Company	5.50	3-15-2040	140,000	176,469
Southern California Edison Company	6.00	1-15-2034	70,000	92,675
Southwestern Electric Power Company	6.20	3-15-2040	35,000	49,617
The Southern Company	0.60	2-26-2024	1,415,000	1,414,390
The Southern Company	2.95	7-1-2023	200,000	208,314
TXU Electric Delivery Company	7.25	1-15-2033	52,000	77,727
Union Electric Company	3.90	9-15-2042	175,000	203,954
Union Electric Company	8.45	3-15-2039	56,000	96,164
Virginia Electric & Power Company	3.10	5-15-2025	70,000	74,964
Virginia Electric & Power Company	3.45	2-15-2024	105,000	111,608
Virginia Electric & Power Company	4.20	5-15-2045	105,000	127,438
Virginia Electric & Power Company	4.45	2-15-2044	105,000	131,283
Virginia Electric & Power Company	6.00	1-15-2036	70,000	98,617
Westar Energy Incorporated	4.10	4-1-2043	210,000	252,878
Wisconsin Electric Power Company	5.63	5-15-2033	70,000	93,095
Wisconsin Electric Power Company	5.70	12-1-2036	105,000	144,875
XCEL Energy Incorporated	3.40	6-1-2030	700,000	775,371
				16,201,892
Gas utilities: 0.46%
Atmos Energy Corporation	4.13	10-15-2044	245,000	292,166
Atmos Energy Corporation	5.50	6-15-2041	42,000	57,272
CenterPoint Energy Resources Corporation	5.85	1-15-2041	77,000	107,127
The accompanying notes are an integral part of these financial statements.

Wells Fargo Investment Grade Corporate Bond Portfolio  |  15

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Gas utilities (continued)
National Fuel Gas Company	3.75%	3-1-2023	$ 218,000	$ 225,895
One Gas Incorporated	3.61	2-1-2024	70,000	74,207
One Gas Incorporated	4.66	2-1-2044	150,000	185,471
Piedmont Natural Gas Company	4.65	8-1-2043	35,000	43,567
Southern California Gas Company	5.13	11-15-2040	70,000	92,902
				1,078,607
Multi-utilities: 0.89%
Black Hills Corporation	4.25	11-30-2023	210,000	224,387
Consumers Energy Company	3.95	5-15-2043	140,000	167,726
Dominion Resources Incorporated	4.90	8-1-2041	452,000	577,612
Dominion Resources Incorporated	5.95	6-15-2035	157,000	213,904
NiSource Finance Corporation	5.65	2-1-2045	140,000	196,287
Puget Energy Incorporated	3.65	5-15-2025	140,000	150,709
Sempra Energy	3.25	6-15-2027	300,000	325,271
Sempra Energy	4.00	2-1-2048	70,000	79,176
WEC Energy Group Incorporated	3.55	6-15-2025	118,000	128,298
				2,063,370
Water utilities: 0.10%
American Water Capital Corporation	3.40	3-1-2025	210,000	227,273
Total Corporate bonds and notes (Cost $171,813,681)				186,935,199
Yankee corporate bonds and notes: 18.40%
Communication services: 0.94%
Diversified telecommunication services: 0.39%
Orange SA	5.50	2-6-2044	200,000	283,101
Telefonica Emisiones SA	4.90	3-6-2048	150,000	183,124
Telefonica Europe BV	8.25	9-15-2030	294,000	432,776
				899,001
Media: 0.09%
WPP Finance Limited 2010	3.75	9-19-2024	200,000	216,895
Wireless telecommunication services: 0.46%
America Movil SAB de CV	4.38	4-22-2049	100,000	125,565
Vodafone Group plc	4.38	2-19-2043	350,000	414,272
Vodafone Group plc	6.25	11-30-2032	210,000	285,330
Vodafone Group plc	7.88	2-15-2030	175,000	252,199
				1,077,366
Consumer discretionary: 0.93%
Auto components: 0.09%
Magna International Incorporated	4.15	10-1-2025	175,000	195,837
Hotels, restaurants & leisure: 0.19%
Sands China Limited	5.13	8-8-2025	400,000	444,776
Internet & direct marketing retail: 0.65%
Alibaba Group Holding Limited	3.40	12-6-2027	800,000	871,240
Alibaba Group Holding Limited	3.60	11-28-2024	600,000	646,985
				1,518,225
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Investment Grade Corporate Bond Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Consumer staples: 0.17%
Beverages: 0.17%
Diageo Capital plc	2.63%	4-29-2023	$ 210,000	$ 216,883
Diageo Capital plc	5.88	9-30-2036	122,000	174,496
				391,379
Energy: 2.31%
Oil, gas & consumable fuels: 2.31%
BP Capital Markets plc	3.81	2-10-2024	350,000	377,334
Canadian Natural Resources Limited	3.85	6-1-2027	200,000	220,393
Canadian Natural Resources Limited	3.90	2-1-2025	210,000	227,851
Canadian Natural Resources Limited	4.95	6-1-2047	110,000	137,673
Cenovus Energy Incorporated	5.38	7-15-2025	1,000,000	1,135,079
Husky Energy Incorporated	6.80	9-15-2037	70,000	93,464
Petro-Canada	5.95	5-15-2035	140,000	184,784
Shell International Finance BV	2.25	1-6-2023	175,000	179,627
Shell International Finance BV	2.88	5-10-2026	230,000	248,423
Shell International Finance BV	3.25	5-11-2025	350,000	379,218
Shell International Finance BV	3.40	8-12-2023	175,000	185,639
Shell International Finance BV	3.63	8-21-2042	730,000	823,248
Suncor Energy Incorporated	5.95	12-1-2034	52,000	69,175
Total Capital Canada Limited	2.75	7-15-2023	245,000	256,101
Total Capital International SA	3.75	4-10-2024	350,000	378,540
TransCanada PipeLines Limited	3.75	10-16-2023	175,000	185,297
TransCanada PipeLines Limited	6.10	6-1-2040	210,000	289,827
				5,371,673
Financials: 10.31%
Banks: 8.54%
Bank of Montreal (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year +1.43%) ±	3.80	12-15-2032	1,575,000	1,741,525
Bank of Nova Scotia	2.45	9-19-2022	300,000	307,281
Bank of Nova Scotia	4.50	12-16-2025	500,000	566,576
Barclays plc	4.38	1-12-2026	200,000	224,915
Barclays plc (3 Month LIBOR +1.90%) ±	4.97	5-16-2029	1,100,000	1,292,489
Barclays plc	5.25	8-17-2045	400,000	542,451
BNP Paribas	4.25	10-15-2024	1,400,000	1,537,246
Cooperatieve Rabobank UA	3.75	7-21-2026	780,000	862,837
Deutsche Bank	3.95	2-27-2023	1,100,000	1,153,245
HSBC Holdings plc (U.S. SOFR +0.71%) ±	0.98	5-24-2025	400,000	400,202
HSBC Holdings plc (3 Month LIBOR +1.53%) ±	4.58	6-19-2029	400,000	462,102
HSBC Holdings plc	4.95	3-31-2030	400,000	483,083
ING Banking Group plc	4.55	10-2-2028	900,000	1,060,921
Lloyds Banking Group plc	4.55	8-16-2028	900,000	1,049,891
Lloyds Banking Group plc	4.58	12-10-2025	250,000	281,616
Mitsubishi UFJ Financial Group Incorporated	3.68	2-22-2027	200,000	223,414
Mitsubishi UFJ Financial Group Incorporated	4.05	9-11-2028	600,000	690,167
Mizuho Financial Group	3.17	9-11-2027	600,000	652,561
National Australia Bank Limited	2.50	7-12-2026	800,000	852,999
Royal Bank of Canada	0.43	1-19-2024	125,000	124,768
Royal Bank of Canada	4.65	1-27-2026	700,000	799,657
Royal Bank of Scotland Group plc	3.88	9-12-2023	300,000	319,290
Royal Bank of Scotland Group plc	4.80	4-5-2026	400,000	457,683
The accompanying notes are an integral part of these financial statements.

Wells Fargo Investment Grade Corporate Bond Portfolio  |  17

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Banks (continued)
Santander UK plc	4.00%	3-13-2024	$ 800,000	$ 868,388
Sumitomo Mitsui Banking Corporation	3.95	7-19-2023	250,000	266,648
Sumitomo Mitsui Financial Group	3.01	10-19-2026	655,000	711,547
Toronto Dominion Bank	3.50	7-19-2023	300,000	318,284
Toronto Dominion Bank (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year +2.21%) ±	3.63	9-15-2031	790,000	875,355
Westpac Banking Corporation	2.85	5-13-2026	700,000	758,789
				19,885,930
Capital markets: 0.54%
Credit Suisse Group Funding Limited	4.55	4-17-2026	950,000	1,076,556
Invesco Finance plc	4.00	1-30-2024	175,000	188,807
				1,265,363
Diversified financial services: 0.95%
AerCap Capital Corporation	3.65	7-21-2027	300,000	319,557
AerCap Capital Corporation	4.63	10-15-2027	600,000	669,891
Brookfield Finance Incorporated	4.25	6-2-2026	200,000	225,510
GE Capital International Funding Company	3.37	11-15-2025	550,000	601,345
Ingersoll-Rand Finance SA	4.50	3-21-2049	40,000	50,842
Medtronic Global Holdings Company	3.35	4-1-2027	300,000	330,428
				2,197,573
Insurance: 0.28%
Aon plc	3.88	12-15-2025	305,000	338,010
Aon plc	4.00	11-27-2023	105,000	112,135
XLIT Limited	5.25	12-15-2043	140,000	198,353
				648,498
Health care: 1.19%
Health care equipment & supplies: 0.12%
DH Europe Finance II	3.40	11-15-2049	10,000	11,135
Koninklijke Philips Electronics NV	6.88	3-11-2038	175,000	265,975
				277,110
Pharmaceuticals: 1.07%
AstraZeneca plc	3.38	11-16-2025	500,000	547,921
AstraZeneca plc	4.38	11-16-2045	200,000	257,921
Royalty Pharma Company	2.20	9-2-2030	1,100,000	1,090,447
Shire plc	3.20	9-23-2026	560,000	607,815
				2,504,104
Industrials: 1.12%
Building products: 0.34%
Johnson Control International plc	1.75	9-15-2030	800,000	786,170
Professional services: 0.15%
Thomson Reuters Corporation	4.30	11-23-2023	210,000	225,311
Thomson Reuters Corporation	5.85	4-15-2040	94,000	131,258
				356,569
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Investment Grade Corporate Bond Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Road & rail: 0.63%
Canadian National Railway Company	6.20%	6-1-2036	$ 140,000	$ 200,221
Canadian Pacific Railway Company	4.45	3-15-2023	140,000	147,122
Canadian Pacific Railway Company	5.95	5-15-2037	810,000	1,114,629
				1,461,972
Information technology: 0.44%
Technology hardware, storage & peripherals: 0.44%
NXP BV 144A	4.30	6-18-2029	900,000	1,033,838
Materials: 0.99%
Chemicals: 0.52%
LyondellBasell Industries NV	4.63	2-26-2055	350,000	438,965
Nutrien Limited	3.63	3-15-2024	200,000	213,191
Nutrien Limited	5.00	4-1-2049	295,000	397,304
Nutrien Limited	6.13	1-15-2041	115,000	167,035
				1,216,495
Metals & mining: 0.27%
Barrick (Australia Pacific Holdings) Proprietary Limited	5.95	10-15-2039	135,000	188,994
BHP Billiton Finance (USA) Limited	3.85	9-30-2023	200,000	214,466
Rio Tinto Finance (USA) Limited	4.13	8-21-2042	175,000	216,850
				620,310
Paper & forest products: 0.20%
Suzano Austria GmbH	6.00	1-15-2029	400,000	477,504
Total Yankee corporate bonds and notes (Cost $39,946,612)				42,846,588

		Yield	Shares
Short-term investments: 1.15%
Investment companies: 1.15%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	2,666,653	2,666,653
Total Short-term investments (Cost $2,666,653)				2,666,653
Total investments in securities (Cost $214,426,946)	99.84%			232,448,440
Other assets and liabilities, net	0.16			361,246
Total net assets	100.00%			$232,809,686

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
The accompanying notes are an integral part of these financial statements.

Wells Fargo Investment Grade Corporate Bond Portfolio  |  19

Portfolio of investments—August 31, 2021 (unaudited)

Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Wells Fargo Government Money Market Fund Select Class	$877,655	$24,308,316	$(22,519,318)	$0	$0	$2,666,653	2,666,653	$231
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Investment Grade Corporate Bond Portfolio

Statement of assets and liabilities—August 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $211,760,293)	$ 229,781,787
Investments in affiliated securites, at value (cost $2,666,653)	2,666,653
Receivable for investments sold	8,183,943
Receivable for interest	2,127,661
Prepaid expenses and other assets	4,442
Total assets	242,764,486
Liabilities
Payable for investments purchased	9,915,137
Advisory fee payable	2,184
Accrued expenses and other liabilities	37,479
Total liabilities	9,954,800
Total net assets	$232,809,686
The accompanying notes are an integral part of these financial statements.

Wells Fargo Investment Grade Corporate Bond Portfolio  |  21

Statement of operations—six months ended August 31, 2021 (unaudited)

Investment income
Interest	$ 3,533,003
Income from affiliated securities	231
Total investment income	3,533,234
Expenses
Advisory fee	58,295
Custody and accounting fees	8,163
Professional fees	20,849
Interest holder report expenses	7,179
Trustees’ fees and expenses	9,771
Other fees and expenses	6,739
Total expenses	110,996
Less: Fee waivers and/or expense reimbursements	(46,871)
Net expenses	64,125
Net investment income	3,469,109
Realized and unrealized gains (losses) on investments
Net realized gains on investments	2,704,365
Net change in unrealized gains (losses) on investments	(41,395)
Net realized and unrealized gains (losses) on investments	2,662,970
Net increase in net assets resulting from operations	$6,132,079
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Investment Grade Corporate Bond Portfolio

Statement of changes in net assets

	Six months ended August 31, 2021 (unaudited)	Year ended February 28, 2021
Operations
Net investment income	$ 3,469,109	$ 7,098,310
Net realized gains on investments	2,704,365	5,454,647
Net change in unrealized gains (losses) on investments	(41,395)	(8,090,410)
Net increase in net assets resulting from operations	6,132,079	4,462,547
Capital transactions
Transactions in investors’ beneficial interests
Contributions	19,890,507	58,677,235
Withdrawals	(22,995,878)	(95,272,661)
Net decrease in net assets resulting from capital transactions	(3,105,371)	(36,595,426)
Total increase (decrease) in net assets	3,026,708	(32,132,879)
Net assets
Beginning of period	229,782,978	261,915,857
End of period	$232,809,686	$229,782,978
The accompanying notes are an integral part of these financial statements.

Wells Fargo Investment Grade Corporate Bond Portfolio  |  23

Financial highlights
		Year ended February 28
	Six months ended August 31, 2021 (unaudited)	2021	2020 [1]	2019	2018 [2]
Total return[3]	2.65%	2.46%	15.72%	2.29%	(0.12)%
Ratios to average net assets (annualized)
Gross expenses	0.10%	0.10%	0.10%	0.09%	0.08%
Net expenses	0.06% *	0.06% *	0.07%	0.08%	0.08%
Net investment income	2.98%	3.24%	3.59%	3.74%	3.48%
Supplemental data
Portfolio turnover rate	22%	37%	18%	25%	61%

*	Ratios reflect expenses which were voluntarily waived by the adviser. Without these voluntary waivers, the net expense ratios would be increased by the following amounts:

Six months ended August 31, 2021 (unaudited)	0.04%
Year ended February 28, 2021	0.04%

[1]	Year ended February 29
[2]	For the period from May 23, 2017 (commencement of operations) to February 28, 2018
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Investment Grade Corporate Bond Portfolio

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Investment Grade Corporate Bond Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Investment Company Act of 1933.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Portfolio, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Portfolio's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Portfolio’s investment advisory agreement and subadvisory agreements. The Portfolio’s Board of Trustees approved a new investment advisory agreement and a new subadvisory agreement which were subsequently approved on behalf of the feeder funds that were investors in the Portfolio at the close of business on May 28, 2021. The new agreements will take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures

Wells Fargo Investment Grade Corporate Bond Portfolio  |  25

Notes to financial statements (unaudited)
and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2021, the aggregate cost of all investments for federal income tax purposes was $214,803,097 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$18,771,244
Gross unrealized losses	(1,125,901)
Net unrealized gains	$17,645,343
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of August 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Corporate bonds and notes	$ 0	$ 186,935,199	$0	$ 186,935,199
Yankee corporate bonds and notes	0	42,846,588	0	42,846,588
Short-term investments
Investment companies	2,666,653	0	0	2,666,653
Total assets	$2,666,653	$229,781,787	$0	$232,448,440
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended August 31, 2021, the Portfolio did not have any transfers into/out of Level 3.

26  |  Wells Fargo Investment Grade Corporate Bond Portfolio

Notes to financial statements (unaudited)
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the six months ended August 31, 2021, the advisory fee was equivalent to an annual rate of 0.05% of the Portfolio’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.04% and declining to 0.03% as the average daily net assets of the Portfolio increase.
Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended August 31, 2021 were $51,514,795 and $49,482,111, respectively.
6. BANK BORROWINGS
The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended August 31, 2021, there were no borrowings by the Portfolio under the agreement.
7. CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the financials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
8. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a

Wells Fargo Investment Grade Corporate Bond Portfolio  |  27

Notes to financial statements (unaudited)
variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
10. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
The Board of Trustees of the Wells Fargo Funds approved a change in the Portfolio's name to remove “Wells Fargo” from the Portfolio's name and replace with “Allspring” on December 6, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Portfolio's adviser, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC will each be rebranded as Allspring.

28  |  Wells Fargo Investment Grade Corporate Bond Portfolio

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Investment Grade Corporate Bond Portfolio  |  29

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Wells Fargo Legal Department since 2018. Previously, Director and Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a meeting held on May 17-19, 2021 (the “Meeting”), the Board of the Trust, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for each of the portfolios of the Trust identified in the table below (individually, a “Portfolio” and collectively, the “Portfolios”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) with the sub-adviser(s) identified in the table below (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) for the corresponding Portfolio identified. The Advisory Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”
Funds Trust	Master Trust
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Wells Capital Management Incorporated
Wells Fargo Emerging Markets Bond Portfolio	Wells Fargo Asset Management (International) Limited and Wells Capital Management Incorporated
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced International Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo High Yield Corporate Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo Investment Grade Corporate Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Strategic Retirement Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo U.S. REIT Portfolio	Wells Capital Management Incorporated
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Advisers, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment advisory agreement with Funds Management and a new investment sub-advisory agreement with each of the Sub-Advisers (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Portfolios’ shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Advisers to continue providing services to the Portfolios while the Portfolios continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of

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Board considerations (unaudited)
Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation or the absence of compensation payable to Funds Management and each of the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Portfolios as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board noted that each of the Portfolios replicates the performance of a proprietary index provided by an affiliate of Funds Management, except that each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, and Wells Fargo Strategic Retirement Bond Portfolio track the performance of a third party index. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Portfolios.
Portfolio investment performance and expenses
The Board considered the investment performance results for each of the Portfolios over the one- and three-year periods ended December 31, 2020, except for the Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, for which the Board considered the investment performance results for the quarter ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each respective Portfolios (each, a “Universe”), and in comparison to each Portfolios’ benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted the short performance history of the Portfolios.

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Board considerations (unaudited)
With respect to the investment performance of each Portfolio relative to its respective Universe, the Board noted the following: (i) the investment performance of each of Wells Fargo Factor Enhanced International Equity Portfolio and Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio was higher than such Portfolio’s respective Universe for the one- and three-year periods under review; (ii) the investment performance of each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, and Wells Fargo Investment Grade Corporate Bond Portfolio was higher than such Portfolio’s respective Universe for the three-year period under review, and lower than such Portfolio’s respective Universe for the one-year period under review; (iii) the investment performance of each of Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio was lower than such Portfolio’s respective Universe for the one- and three-year periods under review; and (iv) the Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio launched on July 1, 2020 and, given its short operational history, had no historical performance.
With respect to the investment performance of each Portfolio relative to its respective benchmark index, the Board noted the following: (i) the investment performance of each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, and Wells Fargo Strategic Retirement Bond Portfolio was higher than or in range of such Portfolio’s respective benchmark index for all periods under review; (ii) the investment performance of Wells Fargo U.S. REIT Portfolio was in range of the Portfolio’s benchmark index for the three-year period under review, and was lower than the Portfolio’s benchmark index for the one-year period under review; and (iii) the investment performance of each of Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio, and Wells Fargo High Yield Corporate Bond Portfolio was lower than such Portfolio’s respective benchmark index for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of each of Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio relative to such Portfolio’s Universe and benchmark index for the periods identified above.
The Board also received and considered information regarding the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged to the Portfolios, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
The Board took into account the Portfolios’ investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Portfolios to Funds Management under the Advisory Agreement. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Portfolios’ Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the Portfolios in the expense Groups. The Board noted that the Management Rates of the Portfolios were lower than, equal to, or in range of the sum of these average rates for the Portfolios’ expense Groups.
The Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of these amounts, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of certain Portfolios. In this regard, the Board received information about the significantly greater scope of services, and compliance,

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Board considerations (unaudited)
reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the funds family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Portfolios and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolios to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolios’ management fee structure, which operate generally to reduce the Portfolios’ expense ratios as the Portfolios grow in size, and the size of the Portfolios in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Portfolios, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolios and their shareholders.
Other benefits to Funds Management and the Sub-Advisers
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ businesses as a result of their relationships with the Portfolios. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital Management Incorporated from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”, and the series identified below, the “Portfolios”) approved the continuation of each Portfolio’s current Investment Advisory Agreement (the “Current Investment Advisory Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Disciplined Large Cap Portfolio
Wells Fargo Diversified Large Cap Growth Portfolio
Wells Fargo Disciplined International Developed Markets Portfolio
Wells Fargo Large Company Value Portfolio
Wells Fargo Managed Fixed Income Portfolio
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio
Wells Fargo Emerging Markets Bond Portfolio
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio
Wells Fargo Factor Enhanced International Equity Portfolio
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio
Wells Fargo High Yield Corporate Bond Portfolio
Wells Fargo Investment Grade Corporate Bond Portfolio
Wells Fargo Strategic Retirement Bond Portfolio
Wells Fargo U.S. REIT Portfolio
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Portfolios (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Portfolio’s Current Agreements under the 1940 Act that will result in the automatic termination of each Portfolio’s Current Agreements. In light of the expected termination of each Portfolio’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved: (i) a new Investment Advisory Agreement (the “New Investment Advisory Agreement”) between the Trust, on behalf of each Portfolio, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Portfolio, Funds Management and Wells Capital; and (iii) a new Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”) among the Trust, on behalf of Emerging Markets Bond Portfolio, Funds Management and WFAM(I) Ltd (“WFAMI”); and (iv) a new Sub-Advisory Agreement (the “New Galliard Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of Managed Fixed Income Portfolio, Funds Management and Galliard Capital Management, LLC (“Galliard”, and together with Wells Capital and WFAMI, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in

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Board considerations (unaudited)
connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Portfolios.
■	Impact of the Transaction on the Portfolios and their Shareholders: (i) information regarding anticipated benefits to the Portfolios as a result of the Transaction; (ii) a commitment that the Portfolios would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Portfolios in a manner consistent with each Portfolio’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Portfolios as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Portfolios will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Portfolios after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Portfolios by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Portfolios and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Portfolio performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Portfolio to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Portfolio’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Portfolio in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Portfolio(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

38  |  Wells Fargo Investment Grade Corporate Bond Portfolio

Board considerations (unaudited)
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to each Portfolio by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and administrative services covered by the Current Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from the Advisers that each Portfolio will continue to be advised by its current Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Portfolios after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Portfolios, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Portfolios and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Portfolios and their shareholders.
Investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Portfolio over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Portfolio (the “Universe”), and in comparison to each Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Portfolios relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.

Wells Fargo Investment Grade Corporate Bond Portfolio  |  39

Board considerations (unaudited)
Investment advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual investment advisory fee rate that is payable by each Portfolio to Funds Management for investment advisory services under the Current Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the applicable Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Portfolio’s Advisory Agreement Rate with those of other funds in the Portfolio’s expense Group at a common asset level.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Agreement Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Advisory Agreement Rates or the Sub-Advisory Agreement Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Advisory Agreement and to each of the Sub-Advisers under the applicable new Sub-Advisory Agreement was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Portfolio will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of advisory services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Portfolio shareholders. The Board noted the existence of breakpoints in each Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The

40  |  Wells Fargo Investment Grade Corporate Bond Portfolio

Board considerations (unaudited)
Board considered that, in addition to advisory fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Portfolios resulting from enhanced distribution capabilities for their investing funds. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Portfolio, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Portfolios. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Portfolios might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term.

Wells Fargo Investment Grade Corporate Bond Portfolio  |  41

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

42  |  Wells Fargo Investment Grade Corporate Bond Portfolio

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Portfolio's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Portfolio's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.

Semi-Annual Report
August 31, 2021
Wells Fargo Strategic
Retirement Bond Portfolio

 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Strategic Retirement Bond Portfolio  |  1

Portfolio information (unaudited)
Investment objective	The Portfolio seeks to replicate the total return of a blended index that is weighted 50% to the Bloomberg U.S. Treasury Inflation-Linked 1-10 Year Bond Index and 50% to the Bloomberg U.S. Intermediate Government Bond Index, before fees and expenses.
Adviser	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Janet S. Rilling, CFA®‡, CPA, Michal Stanczyk
Ten largest holdings (%) as of August 31, 2021[1]
TIPS, 0.38%, 7-15-2023	2.92
TIPS, 3.63%, 4-15-2028	2.87
TIPS, 0.25%, 1-15-2025	2.77
TIPS, 0.13%, 7-15-2024	2.63
TIPS, 0.13%, 1-15-2023	2.57
TIPS, 0.38%, 7-15-2025	2.56
TIPS, 3.88%, 4-15-2029	2.42
TIPS, 0.63%, 1-15-2026	2.32
TIPS, 0.63%, 4-15-2023	2.30
TIPS, 0.13%, 7-15-2030	2.22
[1]	Figures represent the percentage of the Portfolio's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio composition as of August 31, 2021[1]
[1]	Figures represent the percentage of the Portfolio's long-term investments. These amounts are subject to change and may have changed since the date specified.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2  |  Wells Fargo Strategic Retirement Bond Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities: 2.03%
FHLB	0.80%	3-4-2026	$ 410,000	$ 409,143
FHLB	2.00	9-9-2022	200,000	203,931
FHLB	2.13	6-9-2023	35,000	36,206
FHLB	2.50	2-13-2024	295,000	310,995
FHLB	2.75	12-13-2024	20,000	21,495
FHLB	3.25	6-9-2023	50,000	52,701
FHLB	3.25	11-16-2028	200,000	228,724
FHLMC	0.25	12-4-2023	420,000	419,886
FNMA	0.38	7-21-2025	95,000	94,191
FNMA	0.38	8-25-2025	485,000	480,715
FNMA	1.75	7-2-2024	375,000	389,393
FNMA	1.88	9-24-2026	135,000	142,164
FNMA	2.13	4-24-2026	28,000	29,763
FNMA	2.63	9-6-2024	100,000	106,685
FNMA	2.88	9-12-2023	175,000	184,386
Total Agency securities (Cost $3,084,381)				3,110,378
U.S. Treasury securities: 97.49%
TIPS	0.13	1-15-2023	3,806,037	3,948,416
TIPS	0.13	7-15-2024	3,755,424	4,029,403
TIPS	0.13	10-15-2024	1,212,166	1,302,652
TIPS	0.13	4-15-2025	2,781,350	3,001,504
TIPS	0.13	10-15-2025	617,618	673,758
TIPS	0.13	7-15-2026	3,050,413	3,359,823
TIPS	0.13	1-15-2030	2,037,501	2,271,256
TIPS	0.13	7-15-2030	3,035,124	3,401,552
TIPS	0.13	1-15-2031	2,613,584	2,918,774
TIPS	0.13	7-15-2031	1,408,640	1,579,456
TIPS	0.25	1-15-2025	3,927,653	4,245,599
TIPS	0.25	7-15-2029	1,539,683	1,737,636
TIPS	0.38	7-15-2023	4,230,883	4,471,927
TIPS	0.38	7-15-2025	3,579,250	3,931,163
TIPS	0.38	1-15-2027	1,546,091	1,725,945
TIPS	0.38	7-15-2027	3,014,627	3,393,929
TIPS	0.50	4-15-2024	1,545,423	1,657,678
TIPS	0.50	1-15-2028	1,459,024	1,653,845
TIPS	0.63	4-15-2023	3,357,045	3,526,209
TIPS	0.63	1-15-2024	1,566,852	1,678,459
TIPS	0.63	1-15-2026	3,194,992	3,557,175
TIPS	0.75	7-15-2028	2,445,456	2,838,161
TIPS	0.88	1-15-2029	1,651,184	1,936,271
TIPS	1.75	1-15-2028	764,947	932,538
TIPS	2.00	1-15-2026	2,367,488	2,787,655
TIPS	2.38	1-15-2025	1,259,390	1,456,531
TIPS	2.38	1-15-2027	1,243,161	1,530,059
TIPS	2.50	1-15-2029	1,043,699	1,356,714
TIPS	3.63	4-15-2028	3,249,504	4,407,012
TIPS	3.88	4-15-2029	2,618,785	3,708,308
U.S. Treasury Bond	5.25	11-15-2028	655,000	845,513
U.S. Treasury Bond	6.13	11-15-2027	215,000	282,297
U.S. Treasury Bond	6.13	8-15-2029	115,000	158,970
U.S. Treasury Bond	6.38	8-15-2027	125,000	164,712
U.S. Treasury Bond	6.88	8-15-2025	20,000	24,913
U.S. Treasury Note	0.13	9-30-2022	1,230,000	1,230,480
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Retirement Bond Portfolio  |  3

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	0.13%	10-31-2022	$1,250,000	$ 1,250,195
U.S. Treasury Note	0.13	6-30-2023	1,300,000	1,299,035
U.S. Treasury Note	0.13	7-15-2023	1,135,000	1,133,714
U.S. Treasury Note	0.13	9-15-2023	1,210,000	1,207,542
U.S. Treasury Note	0.13	10-15-2023	1,230,000	1,227,069
U.S. Treasury Note	0.13	12-15-2023	1,335,000	1,330,620
U.S. Treasury Note	0.13	1-15-2024	1,180,000	1,175,483
U.S. Treasury Note	0.25	6-15-2023	1,110,000	1,111,171
U.S. Treasury Note	0.25	11-15-2023	1,275,000	1,275,050
U.S. Treasury Note	0.25	6-30-2025	1,180,000	1,164,881
U.S. Treasury Note	0.25	7-31-2025	1,200,000	1,183,547
U.S. Treasury Note	0.25	8-31-2025	1,225,000	1,206,864
U.S. Treasury Note	0.25	9-30-2025	1,245,000	1,225,498
U.S. Treasury Note	0.25	10-31-2025	1,250,000	1,229,150
U.S. Treasury Note	0.38	8-15-2024	1,105,000	1,104,137
U.S. Treasury Note	0.38	7-31-2027	185,000	179,204
U.S. Treasury Note	0.38	9-30-2027	1,280,000	1,236,300
U.S. Treasury Note	0.50	6-30-2027	320,000	312,588
U.S. Treasury Note	0.50	8-31-2027	10,000	9,744
U.S. Treasury Note	0.50	10-31-2027	1,245,000	1,209,984
U.S. Treasury Note	0.63	11-30-2027	1,295,000	1,267,026
U.S. Treasury Note	0.63	5-15-2030	1,575,000	1,495,819
U.S. Treasury Note	0.63	8-15-2030	1,780,000	1,685,785
U.S. Treasury Note	0.88	11-15-2030	1,135,000	1,096,782
U.S. Treasury Note	1.00	7-31-2028	630,000	626,850
U.S. Treasury Note	1.13	2-28-2025	1,125,000	1,148,730
U.S. Treasury Note	1.13	2-15-2031	915,000	902,705
U.S. Treasury Note	1.25	7-31-2023	488,000	497,874
U.S. Treasury Note	1.25	3-31-2028	1,315,000	1,333,595
U.S. Treasury Note	1.25	4-30-2028	825,000	836,183
U.S. Treasury Note	1.25	5-31-2028	1,100,000	1,114,438
U.S. Treasury Note	1.38	6-30-2023	489,000	499,678
U.S. Treasury Note	1.38	8-31-2023	490,000	501,331
U.S. Treasury Note	1.38	9-30-2023	339,000	347,078
U.S. Treasury Note	1.38	8-31-2026	380,000	391,163
U.S. Treasury Note	1.50	3-31-2023	40,000	40,853
U.S. Treasury Note	1.50	8-15-2026	325,000	336,438
U.S. Treasury Note	1.50	2-15-2030	475,000	486,226
U.S. Treasury Note	1.63	11-15-2022	1,240,000	1,262,572
U.S. Treasury Note	1.63	4-30-2023	483,000	494,773
U.S. Treasury Note	1.63	5-31-2023	435,000	446,062
U.S. Treasury Note	1.63	10-31-2023	486,000	500,523
U.S. Treasury Note	1.63	2-15-2026	663,000	689,831
U.S. Treasury Note	1.63	5-15-2026	1,144,000	1,190,609
U.S. Treasury Note	1.63	11-30-2026	410,000	427,025
U.S. Treasury Note	1.75	9-30-2022	420,000	427,432
U.S. Treasury Note	1.75	1-31-2023	10,000	10,227
U.S. Treasury Note	1.75	5-15-2023	130,000	133,468
U.S. Treasury Note	1.75	6-30-2024	1,015,000	1,054,609
U.S. Treasury Note	1.75	11-15-2029	85,000	88,825
U.S. Treasury Note	1.88	8-31-2024	160,000	167,050
U.S. Treasury Note	1.88	7-31-2026	20,000	21,070
U.S. Treasury Note	2.00	11-30-2022	1,220,000	1,248,689
U.S. Treasury Note	2.00	2-15-2023	285,000	292,748
U.S. Treasury Note	2.00	4-30-2024	10,000	10,444
The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Strategic Retirement Bond Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	2.00%	5-31-2024	$ 269,000	$ 281,116
U.S. Treasury Note	2.00	6-30-2024	185,000	193,491
U.S. Treasury Note	2.00	2-15-2025	597,000	627,526
U.S. Treasury Note	2.00	8-15-2025	645,000	680,147
U.S. Treasury Note	2.00	11-15-2026	520,000	551,586
U.S. Treasury Note	2.13	12-31-2022	510,000	523,527
U.S. Treasury Note	2.13	2-29-2024	378,000	395,202
U.S. Treasury Note	2.13	3-31-2024	500,000	523,223
U.S. Treasury Note	2.13	5-15-2025	1,190,000	1,258,007
U.S. Treasury Note	2.25	12-31-2023	472,000	493,664
U.S. Treasury Note	2.25	1-31-2024	474,000	496,441
U.S. Treasury Note	2.25	4-30-2024	235,000	246,897
U.S. Treasury Note	2.25	10-31-2024	490,000	517,926
U.S. Treasury Note	2.25	11-15-2024	1,245,000	1,316,685
U.S. Treasury Note	2.25	11-15-2025	1,230,000	1,311,632
U.S. Treasury Note	2.25	2-15-2027	485,000	521,242
U.S. Treasury Note	2.25	8-15-2027	480,000	516,919
U.S. Treasury Note	2.25	11-15-2027	650,000	700,578
U.S. Treasury Note	2.38	8-15-2024	1,280,000	1,354,850
U.S. Treasury Note	2.38	5-15-2027	1,118,000	1,210,628
U.S. Treasury Note	2.50	5-15-2024	455,000	481,447
U.S. Treasury Note	2.63	12-31-2023	375,000	395,449
U.S. Treasury Note	2.63	3-31-2025	345,000	370,605
U.S. Treasury Note	2.63	1-31-2026	445,000	482,477
U.S. Treasury Note	2.63	2-15-2029	1,235,000	1,368,341
U.S. Treasury Note	2.75	8-31-2023	15,000	15,758
U.S. Treasury Note	2.75	11-15-2023	1,206,000	1,272,047
U.S. Treasury Note	2.75	2-15-2024	585,000	620,123
U.S. Treasury Note	2.75	8-31-2025	325,000	352,396
U.S. Treasury Note	2.75	2-15-2028	520,000	576,997
U.S. Treasury Note	2.88	4-30-2025	470,000	509,620
U.S. Treasury Note	2.88	5-31-2025	490,000	531,746
U.S. Treasury Note	2.88	11-30-2025	125,000	136,597
U.S. Treasury Note	2.88	5-15-2028	645,000	722,098
U.S. Treasury Note	2.88	8-15-2028	390,000	437,348
U.S. Treasury Note	3.13	11-15-2028	765,000	873,056
U.S. Treasury Note	6.00	2-15-2026	146,000	180,150
U.S. Treasury Note	6.50	11-15-2026	30,000	38,727
U.S. Treasury Note	6.63	2-15-2027	235,000	307,804
U.S. Treasury Note	6.75	8-15-2026	220,000	284,049
Total U.S. Treasury securities (Cost $145,428,395)				149,550,702

		Yield	Shares
Short-term investments: 1.99%
Investment companies: 1.99%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	3,051,209	3,051,209
Total Short-term investments (Cost $3,051,209)				3,051,209
Total investments in securities (Cost $151,563,985)	101.51%			155,712,289
Other assets and liabilities, net	(1.51)			(2,319,809)
Total net assets	100.00%			$153,392,480

The accompanying notes are an integral part of these financial statements.

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Portfolio of investments—August 31, 2021 (unaudited)

♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
TIPS	Treasury inflation-protected securities
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Wells Fargo Government Money Market Fund Select Class	$671,302	$11,873,785	$(9,493,878)	$0	$0	$3,051,209	3,051,209	$152
The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Strategic Retirement Bond Portfolio

Statement of assets and liabilities—August 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $148,512,776)	$ 152,661,080
Investments in affiliated securites, at value (cost $3,051,209)	3,051,209
Receivable for investments sold	1,268,530
Receivable for interest	345,113
Prepaid expenses and other assets	701
Total assets	157,326,633
Liabilities
Payable for investments purchased	3,923,237
Advisory fee payable	2,140
Accrued expenses and other liabilities	8,776
Total liabilities	3,934,153
Total net assets	$153,392,480
The accompanying notes are an integral part of these financial statements.

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Statement of operations—six months ended August 31, 2021 (unaudited)

Investment income
Interest	$ 2,978,221
Income from affiliated securities	152
Total investment income	2,978,373
Expenses
Advisory fee	38,837
Custody and accounting fees	4,434
Professional fees	17,174
Interest holder report expenses	3,995
Trustees’ fees and expenses	9,771
Other fees and expenses	4,334
Total expenses	78,545
Less: Fee waivers and/or expense reimbursements	(29,610)
Net expenses	48,935
Net investment income	2,929,438
Realized and unrealized gains (losses) on investments
Net realized gains on investments	475,279
Net change in unrealized gains (losses) on investments	598,861
Net realized and unrealized gains (losses) on investments	1,074,140
Net increase in net assets resulting from operations	$4,003,578
The accompanying notes are an integral part of these financial statements.

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Statement of changes in net assets

	Six months ended August 31, 2021 (unaudited)	Year ended February 28, 2021
Operations
Net investment income	$ 2,929,438	$ 933,425
Net realized gains on investments	475,279	1,078,112
Net change in unrealized gains (losses) on investments	598,861	620,830
Net increase in net assets resulting from operations	4,003,578	2,632,367
Capital transactions
Transactions in investors’ beneficial interests
Contributions	6,333,115	110,512,241
Withdrawals	(12,059,797)	(33,932,360)
Net increase (decrease) in net assets resulting from capital transactions	(5,726,682)	76,579,881
Total increase (decrease) in net assets	(1,723,104)	79,212,248
Net assets
Beginning of period	155,115,584	75,903,336
End of period	$153,392,480	$155,115,584
The accompanying notes are an integral part of these financial statements.

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Financial highlights
		Year ended February 28
	Six months ended August 31, 2021 (unaudited)	2021	2020 [1]	2019	2018 [2]
Total return[3]	2.63%	3.73%	7.75%	2.47%	(1.40)%
Ratios to average net assets (annualized)
Gross expenses	0.10%	0.15%	0.18%	0.16%	0.17%
Net expenses	0.06% *	0.07% *	0.11%	0.14%	0.17%
Net investment income	3.77%	1.01%	2.27%	2.23%	1.45%
Supplemental data
Portfolio turnover rate	14%	44%	41%	23%	193%

*	Ratios reflect expenses which were voluntarily waived by the adviser. Without these voluntary waivers, the net expense ratios would be increased by the following amounts:

Six months ended August 31, 2021 (unaudited)	0.04%
Year ended February 28, 2021	0.08%

[1]	Year ended February 29
[2]	For the period from May 23, 2017 (commencement of operations) to February 28, 2018
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

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Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Strategic Retirement Bond Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Investment Company Act of 1933.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Portfolio, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Portfolio's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Portfolio’s investment advisory agreement and subadvisory agreements. The Portfolio’s Board of Trustees approved a new investment advisory agreement and a new subadvisory agreement which were subsequently approved on behalf of the feeder funds that were investors in the Portfolio at the close of business on May 28, 2021. The new agreements will take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Wells Fargo Strategic Retirement Bond Portfolio  |  11

Notes to financial statements (unaudited)
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2021, the aggregate cost of all investments for federal income tax purposes was $151,560,119 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$4,566,992
Gross unrealized losses	(414,822)
Net unrealized gains	$4,152,170
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of August 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 3,110,378	$0	$ 3,110,378
U.S. Treasury securities	149,550,702	0	0	149,550,702
Short-term investments
Investment companies	3,051,209	0	0	3,051,209
Total assets	$152,601,911	$3,110,378	$0	$155,712,289
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended August 31, 2021, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The adviser is responsible for implementing investment policies and guidelines and for supervising

12  |  Wells Fargo Strategic Retirement Bond Portfolio

Notes to financial statements (unaudited)
the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the six months ended August 31, 2021, the advisory fee was equivalent to an annual rate of 0.05% of the Portfolio’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.04% and declining to 0.03% as the average daily net assets of the Portfolio increase.
Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments in U.S. government obligations, excluding short-term securities, for the six months ended August 31, 2021 were $21,284,147 and $26,378,629, respectively.
6. BANK BORROWINGS
The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended August 31, 2021, there were no borrowings by the Portfolio under the agreement.
7. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
8. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Strategic Retirement Bond Portfolio  |  13

Notes to financial statements (unaudited)
9. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
The Board of Trustees of the Wells Fargo Funds approved a change in the Portfolio's name to remove “Wells Fargo” from the Portfolio's name and replace with “Allspring” on December 6, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Portfolio's adviser, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC will each be rebranded as Allspring.

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Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Wells Fargo Legal Department since 2018. Previously, Director and Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a meeting held on May 17-19, 2021 (the “Meeting”), the Board of the Trust, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for each of the portfolios of the Trust identified in the table below (individually, a “Portfolio” and collectively, the “Portfolios”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) with the sub-adviser(s) identified in the table below (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) for the corresponding Portfolio identified. The Advisory Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”
Funds Trust	Master Trust
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Wells Capital Management Incorporated
Wells Fargo Emerging Markets Bond Portfolio	Wells Fargo Asset Management (International) Limited and Wells Capital Management Incorporated
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced International Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo High Yield Corporate Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo Investment Grade Corporate Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Strategic Retirement Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo U.S. REIT Portfolio	Wells Capital Management Incorporated
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Advisers, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment advisory agreement with Funds Management and a new investment sub-advisory agreement with each of the Sub-Advisers (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Portfolios’ shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Advisers to continue providing services to the Portfolios while the Portfolios continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of

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Board considerations (unaudited)
Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation or the absence of compensation payable to Funds Management and each of the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Portfolios as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board noted that each of the Portfolios replicates the performance of a proprietary index provided by an affiliate of Funds Management, except that each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, and Wells Fargo Strategic Retirement Bond Portfolio track the performance of a third party index. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Portfolios.
Portfolio investment performance and expenses
The Board considered the investment performance results for each of the Portfolios over the one- and three-year periods ended December 31, 2020, except for the Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, for which the Board considered the investment performance results for the quarter ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each respective Portfolios (each, a “Universe”), and in comparison to each Portfolios’ benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted the short performance history of the Portfolios.

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Board considerations (unaudited)
With respect to the investment performance of each Portfolio relative to its respective Universe, the Board noted the following: (i) the investment performance of each of Wells Fargo Factor Enhanced International Equity Portfolio and Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio was higher than such Portfolio’s respective Universe for the one- and three-year periods under review; (ii) the investment performance of each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, and Wells Fargo Investment Grade Corporate Bond Portfolio was higher than such Portfolio’s respective Universe for the three-year period under review, and lower than such Portfolio’s respective Universe for the one-year period under review; (iii) the investment performance of each of Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio was lower than such Portfolio’s respective Universe for the one- and three-year periods under review; and (iv) the Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio launched on July 1, 2020 and, given its short operational history, had no historical performance.
With respect to the investment performance of each Portfolio relative to its respective benchmark index, the Board noted the following: (i) the investment performance of each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, and Wells Fargo Strategic Retirement Bond Portfolio was higher than or in range of such Portfolio’s respective benchmark index for all periods under review; (ii) the investment performance of Wells Fargo U.S. REIT Portfolio was in range of the Portfolio’s benchmark index for the three-year period under review, and was lower than the Portfolio’s benchmark index for the one-year period under review; and (iii) the investment performance of each of Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio, and Wells Fargo High Yield Corporate Bond Portfolio was lower than such Portfolio’s respective benchmark index for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of each of Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio relative to such Portfolio’s Universe and benchmark index for the periods identified above.
The Board also received and considered information regarding the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged to the Portfolios, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
The Board took into account the Portfolios’ investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Portfolios to Funds Management under the Advisory Agreement. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Portfolios’ Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the Portfolios in the expense Groups. The Board noted that the Management Rates of the Portfolios were lower than, equal to, or in range of the sum of these average rates for the Portfolios’ expense Groups.
The Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of these amounts, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of certain Portfolios. In this regard, the Board received information about the significantly greater scope of services, and compliance,

Wells Fargo Strategic Retirement Bond Portfolio  |  21

Board considerations (unaudited)
reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the funds family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Portfolios and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolios to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolios’ management fee structure, which operate generally to reduce the Portfolios’ expense ratios as the Portfolios grow in size, and the size of the Portfolios in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Portfolios, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolios and their shareholders.
Other benefits to Funds Management and the Sub-Advisers
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ businesses as a result of their relationships with the Portfolios. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital Management Incorporated from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

22  |  Wells Fargo Strategic Retirement Bond Portfolio

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”, and the series identified below, the “Portfolios”) approved the continuation of each Portfolio’s current Investment Advisory Agreement (the “Current Investment Advisory Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio
Wells Fargo Emerging Markets Bond Portfolio
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio
Wells Fargo Factor Enhanced International Equity Portfolio
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio
Wells Fargo High Yield Corporate Bond Portfolio
Wells Fargo Investment Grade Corporate Bond Portfolio
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio
Wells Fargo Strategic Retirement Bond Portfolio
Wells Fargo U.S. REIT Portfolio
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Portfolios (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Portfolio’s Current Agreements under the 1940 Act that will result in the automatic termination of each Portfolio’s Current Agreements. In light of the expected termination of each Portfolio’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved: (i) a new Investment Advisory Agreement (the “New Investment Advisory Agreement”) between the Trust, on behalf of each Portfolio, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Portfolio, Funds Management and Wells Capital; and (iii) a new Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”) among the Trust, on behalf of Emerging Markets Bond Portfolio, Funds Management and WFAM(I) Ltd (“WFAMI”); and (iv) a new Sub-Advisory Agreement (the “New Galliard Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of Managed Fixed Income Portfolio, Funds Management and Galliard Capital Management, LLC (“Galliard”, and together with Wells Capital and WFAMI, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received

Wells Fargo Strategic Retirement Bond Portfolio  |  23

Board considerations (unaudited)
separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Portfolios.
■	Impact of the Transaction on the Portfolios and their Shareholders: (i) information regarding anticipated benefits to the Portfolios as a result of the Transaction; (ii) a commitment that the Portfolios would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Portfolios in a manner consistent with each Portfolio’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Portfolios as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Portfolios will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Portfolios after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Portfolios by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Portfolios and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Portfolio performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Portfolio to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Portfolio’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Portfolio in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Portfolio(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to each Portfolio by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and administrative services covered by

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Board considerations (unaudited)
the Current Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from the Advisers that each Portfolio will continue to be advised by its current Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Portfolios after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Portfolios, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Portfolios and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Portfolios and their shareholders.
Investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Portfolio over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Portfolio (the “Universe”), and in comparison to each Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Portfolios relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual investment advisory fee rate that is payable by each Portfolio to Funds Management for investment advisory services under the Current Advisory

Wells Fargo Strategic Retirement Bond Portfolio  |  25

Board considerations (unaudited)
Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the applicable Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Portfolio’s Advisory Agreement Rate with those of other funds in the Portfolio’s expense Group at a common asset level.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Agreement Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Advisory Agreement Rates or the Sub-Advisory Agreement Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Advisory Agreement and to each of the Sub-Advisers under the applicable new Sub-Advisory Agreement was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Portfolio will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of advisory services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Portfolio shareholders. The Board noted the existence of breakpoints in each Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The Board considered that, in addition to advisory fee breakpoints, Funds Management shares potential economies of scale from its

26  |  Wells Fargo Strategic Retirement Bond Portfolio

Board considerations (unaudited)
management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Portfolios resulting from enhanced distribution capabilities for their investing funds. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Portfolio, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Portfolios. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Portfolios might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term.

Wells Fargo Strategic Retirement Bond Portfolio  |  27

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

28  |  Wells Fargo Strategic Retirement Bond Portfolio

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Portfolio's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Portfolio's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.

Semi-Annual Report
August 31, 2021
Wells Fargo U.S. REIT Portfolio

 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo U.S. REIT Portfolio  |  1

Portfolio information (unaudited)
Investment objective	The Portfolio seeks to replicate the total return of the Dow Jones U.S. Select REIT Index before fees and expenses.
Adviser	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Petros N. Bocray, CFA®‡
Ten largest holdings (%) as of August 31, 2021[1]
Prologis Incorporated	9.79
Public Storage Incorporated	4.84
Digital Realty Trust Incorporated	4.54
Simon Property Group Incorporated	4.34
Welltower Incorporated	3.59
AvalonBay Communities Incorporated	3.15
Equity Residential	2.84
Alexandria Real Estate Equities Incorporated	2.78
Realty Income Corporation	2.65
Extra Space Storage Incorporated	2.46
[1]	Figures represent the percentage of the Portfolio's net assets. Holdings are subject to change and may have changed since the date specified.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2  |  Wells Fargo U.S. REIT Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Common stocks: 99.79%
Real estate: 99.79%
Equity REITs: 99.79%
Acadia Realty Trust	2,231	$ 47,342
Agree Realty Corporation	1,762	131,354
Alexandria Real Estate Equities Incorporated	3,548	732,201
American Assets Trust Incorporated	1,297	51,647
American Campus Communities Incorporated	3,564	181,229
American Homes 4 Rent Class A	7,081	296,977
Americold Realty Trust	6,531	239,949
Apartment Income Corporation REIT	4,055	206,075
Apartment Investment & Management Company Class A	3,881	27,866
Apple Hospitality REIT Incorporated	5,378	79,487
AvalonBay Communities Incorporated	3,611	829,013
Boston Properties Incorporated	3,674	415,125
Brandywine Realty Trust	4,418	61,322
Brixmor Property Group Incorporated	7,679	180,073
Broadstone Net Lease Incorporated REIT	4,029	110,395
Camden Property Trust	2,526	379,001
CareTrust REIT Incorporated	2,502	55,019
Centerspace REIT	336	33,996
Chatham Lodging Trust †	1,256	15,072
City Office REIT Incorporated	1,121	17,902
Columbia Property Trust Incorporated	2,970	49,658
Community Healthcare Trust Incorporated	593	28,766
Corporate Office Properties Trust	2,904	81,835
Cousins Properties Incorporated	3,844	148,225
CubeSmart	5,211	278,789
DiamondRock Hospitality †	5,437	49,150
Digital Realty Trust Incorporated	7,283	1,193,757
Diversified Healthcare Trust	6,161	23,104
Douglas Emmett Incorporated	4,265	140,788
Duke Realty Corporation	9,697	509,189
Easterly Government Properties Incorporated	2,168	46,330
EastGroup Properties Incorporated	1,035	186,569
Empire State Realty Trust Incorporated Class A	3,646	37,444
EPR Properties	1,933	98,100
Equity Commonwealth	3,152	83,024
Equity Lifestyle Properties Incorporated	4,384	372,947
Equity Residential	8,898	748,055
Essential Properties Realty	3,038	98,462
Essex Property Trust Incorporated	1,681	555,974
Extra Space Storage Incorporated	3,459	646,522
Federal Realty Investment Trust	1,830	222,839
First Industrial Realty Trust Incorporated	3,338	186,895
Four Corners Property Trust Incorporated	1,969	56,333
Franklin Street Properties Corporation	2,497	11,986
Getty Realty Corporation	964	30,491
Global Medical REIT Incorporated	1,414	21,804
Global Net Lease Incorporated	2,466	41,922
Healthcare Realty Trust Incorporated	3,663	110,000
Healthcare Trust of America Incorporated Class A	5,659	171,637
Healthpeak Properties Incorporated	13,937	501,732
Hersha Hospitality Trust †	950	8,911
Highwoods Properties Incorporated	2,690	122,906
The accompanying notes are an integral part of these financial statements.

Wells Fargo U.S. REIT Portfolio  |  3

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Equity REITs (continued)
Host Hotels & Resorts Incorporated †	18,260	$ 302,386
Hudson Pacific Properties Incorporated	3,903	102,961
Independence Realty Trust Incorporated	2,641	54,088
Industrial Logistics Properties Trust	1,688	46,302
Innovative Industrial Properties Incorporated	618	151,972
Invitation Homes Incorporated	14,680	604,522
JBG Smith Properties	2,856	86,051
Kilroy Realty Corporation	2,740	179,881
Kimco Realty Corporation	15,540	338,617
Kite Realty Group Trust	2,184	44,248
Lexington Corporate Properties Trust	7,179	97,132
Life Storage Incorporated	1,988	247,387
LTC Properties Incorporated	1,018	35,131
Mack-Cali Realty Corporation †	2,229	39,855
Mid-America Apartment Communities Incorporated	2,961	569,608
Monmouth Real Estate Investment Corporation	2,541	48,228
National Health Investors Incorporated	1,185	70,887
National Retail Properties Incorporated	4,540	216,149
National Storage Affiliates Trust	2,009	115,015
NexPoint Residential Trust Incorporated	584	37,837
Office Properties Income Trust	1,248	33,109
Omega Healthcare Investors Incorporated	6,086	204,064
Paramount Group Incorporated	4,302	38,116
Park Hotels & Resorts Incorporated †	6,116	117,060
Pebblebrook Hotel Trust	3,397	74,836
Piedmont Office Realty Trust Incorporated Class A	3,207	57,149
Prologis Incorporated	19,132	2,576,315
PS Business Parks Incorporated	520	81,760
Public Storage Incorporated	3,937	1,274,053
QTS Realty Trust Incorporated Class A	1,778	138,648
Realty Income Corporation	9,660	697,645
Regency Centers Corporation	4,085	280,313
Retail Opportunity Investment Corporation	3,071	55,524
Retail Properties of America Incorporated Class A	5,552	73,397
Rexford Industrial Realty Incorporated	3,467	214,711
RLJ Lodging Trust	4,265	61,544
RPT Realty	2,098	27,148
Ryman Hospitality Properties Incorporated †	1,424	118,292
Seritage Growth Property Class A †	1,027	16,607
Service Properties Trust	4,262	48,715
Simon Property Group Incorporated	8,497	1,142,422
SITE Centers Corporation	4,365	70,320
SL Green Realty Corporation	1,793	125,653
Spirit Realty Capital Incorporated REIT	2,972	153,860
STAG Industrial Incorporated	4,129	174,450
Store Capital Corporation	6,295	227,061
Summit Hotel Properties Incorporated †	2,743	25,565
Sun Communities Incorporated	2,892	582,709
Sunstone Hotel Investors Incorporated †	5,591	64,800
Tanger Factory Outlet Centers Incorporated	2,606	43,572
Terreno Realty Corporation	1,798	120,124
The Macerich Company	4,325	73,871
UDR Incorporated	7,676	414,658
Universal Health Realty Income Trust	330	19,546
Urban Edge Properties	2,844	53,865
Ventas Incorporated	9,701	542,674
The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo U.S. REIT Portfolio

Portfolio of investments—August 31, 2021 (unaudited)

	Shares	Value
Equity REITs (continued)
VEREIT Incorporated	5,925	$ 299,390
Vornado Realty Trust	4,060	170,033
Washington REIT	2,187	54,981
Welltower Incorporated	10,798	945,149
WP Carey Incorporated	4,602	359,508
Xenia Hotels & Resorts Incorporated †	2,942	51,250
Total Common stocks (Cost $17,769,224)		26,247,913

		Yield
Short-term investments: 0.09%
Investment companies: 0.09%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03%	23,313	23,313
Total Short-term investments (Cost $23,313)				23,313
Total investments in securities (Cost $17,792,537)	99.88%			26,271,226
Other assets and liabilities, net	0.12			32,233
Total net assets	100.00%			$26,303,459

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Wells Fargo Government Money Market Fund Select Class	$133,673	$2,897,882	$(3,008,242)	$0	$0	$23,313	23,313	$17
The accompanying notes are an integral part of these financial statements.

Wells Fargo U.S. REIT Portfolio  |  5

Statement of assets and liabilities—August 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $17,769,224)	$ 26,247,913
Investments in affiliated securites, at value (cost $23,313)	23,313
Receivable for dividends	8,024
Receivable from adviser	7,438
Prepaid expenses and other assets	25,247
Total assets	26,311,935
Liabilities
Professional fees payable	8,476
Total liabilities	8,476
Total net assets	$26,303,459
The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo U.S. REIT Portfolio

Statement of operations—six months ended August 31, 2021 (unaudited)

Investment income
Dividends	$ 410,523
Income from affiliated securities	17
Total investment income	410,540
Expenses
Advisory fee	13,202
Custody and accounting fees	15,187
Professional fees	19,690
Interest holder report expenses	7,980
Trustees’ fees and expenses	9,771
Other fees and expenses	2,802
Total expenses	68,632
Less: Fee waivers and/or expense reimbursements	(50,677)
Net expenses	17,955
Net investment income	392,585
Realized and unrealized gains (losses) on investments
Net realized gains on investments	2,287,617
Net change in unrealized gains (losses) on investments	3,381,124
Net realized and unrealized gains (losses) on investments	5,668,741
Net increase in net assets resulting from operations	$6,061,326
The accompanying notes are an integral part of these financial statements.

Wells Fargo U.S. REIT Portfolio  |  7

Statement of changes in net assets

	Six months ended August 31, 2021 (unaudited)	Year ended February 28, 2021
Operations
Net investment income	$ 392,585	$ 468,359
Net realized gains (losses) on investments	2,287,617	(1,599,946)
Net change in unrealized gains (losses) on investments	3,381,124	2,960,497
Net increase in net assets resulting from operations	6,061,326	1,828,910
Capital transactions
Transactions in investors’ beneficial interests
Contributions	1,356,989	11,785,224
Withdrawals	(6,703,559)	(13,636,052)
Net decrease in net assets resulting from capital transactions	(5,346,570)	(1,850,828)
Total increase (decrease) in net assets	714,756	(21,918)
Net assets
Beginning of period	25,588,703	25,610,621
End of period	$26,303,459	$ 25,588,703
The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo U.S. REIT Portfolio

Financial highlights
		Year ended February 28
	Six months ended August 31, 2021 (unaudited)	2021	2020 [1]	2019	2018 [2]
Total return[3]	25.71%	3.45%	2.65%	19.52%	(8.74)%
Ratios to average net assets (annualized)
Gross expenses	0.52%	0.48%	0.43%	0.26%	0.33%
Net expenses	0.14% *	0.14% *	0.19%	0.23%	0.32%
Net investment income	2.97%	1.93%	2.73%	2.91%	2.53%
Supplemental data
Portfolio turnover rate	22%	71%	26%	20%	51%

*	Ratios reflect expenses which were voluntarily waived by the adviser. Without these voluntary waivers, the net expense ratios would be increased by the following amounts:

Six months ended August 31, 2021 (unaudited)	0.38%
Year ended February 28, 2021	0.34%

[1]	Year ended February 29
[2]	For the period from May 23, 2017 (commencement of operations) to February 28, 2018
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo U.S. REIT Portfolio  |  9

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo U.S. REIT Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Investment Company Act of 1933.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Portfolio, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Portfolio's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Portfolio’s investment advisory agreement and subadvisory agreements. The Portfolio’s Board of Trustees approved a new investment advisory agreement and a new subadvisory agreement which were subsequently approved on behalf of the feeder funds that were investors in the Portfolio at the close of business on May 28, 2021. The new agreements will take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.

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Notes to financial statements (unaudited)
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2021, the aggregate cost of all investments for federal income tax purposes was $19,242,426 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 8,479,249
Gross unrealized losses	(1,450,449)
Net unrealized gains	$ 7,028,800
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of August 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Real estate	$ 26,247,913	$0	$0	$ 26,247,913
Short-term investments
Investment companies	23,313	0	0	23,313
Total assets	$26,271,226	$0	$0	$26,271,226
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended August 31, 2021, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The adviser is responsible for implementing investment policies and guidelines and for supervising

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Notes to financial statements (unaudited)
the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $5 billion	0.100%
Next $5 billion	0.080
Over $10 billion	0.060
For the six months ended August 31, 2021, the advisory fee was equivalent to an annual rate of 0.10% of the Portfolio’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.06% and declining to 0.04% as the average daily net assets of the Portfolio increase.
Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended August 31, 2021 were $5,708,193 and $10,571,944, respectively.
6. BANK BORROWINGS
The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended August 31, 2021, there were no borrowings by the Portfolio under the agreement.
7. CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the real estate sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
8. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and

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Notes to financial statements (unaudited)
investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
10. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
The Board of Trustees of the Wells Fargo Funds approved a change in the Portfolio's name to remove “Wells Fargo” from the Portfolio's name and replace with “Allspring” on December 6, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Portfolio's adviser, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC will each be rebranded as Allspring.

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Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Wells Fargo Legal Department since 2018. Previously, Director and Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a meeting held on May 17-19, 2021 (the “Meeting”), the Board of the Trust, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for each of the portfolios of the Trust identified in the table below (individually, a “Portfolio” and collectively, the “Portfolios”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) with the sub-adviser(s) identified in the table below (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) for the corresponding Portfolio identified. The Advisory Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”
Funds Trust	Master Trust
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Wells Capital Management Incorporated
Wells Fargo Emerging Markets Bond Portfolio	Wells Fargo Asset Management (International) Limited and Wells Capital Management Incorporated
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced International Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo High Yield Corporate Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo Investment Grade Corporate Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio	Wells Capital Management Incorporated
Wells Fargo Strategic Retirement Bond Portfolio	Wells Capital Management Incorporated
Wells Fargo U.S. REIT Portfolio	Wells Capital Management Incorporated
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Advisers, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment advisory agreement with Funds Management and a new investment sub-advisory agreement with each of the Sub-Advisers (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Portfolios’ shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Advisers to continue providing services to the Portfolios while the Portfolios continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of

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Board considerations (unaudited)
Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation or the absence of compensation payable to Funds Management and each of the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Portfolios as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board noted that each of the Portfolios replicates the performance of a proprietary index provided by an affiliate of Funds Management, except that each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, and Wells Fargo Strategic Retirement Bond Portfolio track the performance of a third party index. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Portfolios.
Portfolio investment performance and expenses
The Board considered the investment performance results for each of the Portfolios over the one- and three-year periods ended December 31, 2020, except for the Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, for which the Board considered the investment performance results for the quarter ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each respective Portfolios (each, a “Universe”), and in comparison to each Portfolios’ benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted the short performance history of the Portfolios.

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Board considerations (unaudited)
With respect to the investment performance of each Portfolio relative to its respective Universe, the Board noted the following: (i) the investment performance of each of Wells Fargo Factor Enhanced International Equity Portfolio and Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio was higher than such Portfolio’s respective Universe for the one- and three-year periods under review; (ii) the investment performance of each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, and Wells Fargo Investment Grade Corporate Bond Portfolio was higher than such Portfolio’s respective Universe for the three-year period under review, and lower than such Portfolio’s respective Universe for the one-year period under review; (iii) the investment performance of each of Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio was lower than such Portfolio’s respective Universe for the one- and three-year periods under review; and (iv) the Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio launched on July 1, 2020 and, given its short operational history, had no historical performance.
With respect to the investment performance of each Portfolio relative to its respective benchmark index, the Board noted the following: (i) the investment performance of each of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio, and Wells Fargo Strategic Retirement Bond Portfolio was higher than or in range of such Portfolio’s respective benchmark index for all periods under review; (ii) the investment performance of Wells Fargo U.S. REIT Portfolio was in range of the Portfolio’s benchmark index for the three-year period under review, and was lower than the Portfolio’s benchmark index for the one-year period under review; and (iii) the investment performance of each of Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio, and Wells Fargo High Yield Corporate Bond Portfolio was lower than such Portfolio’s respective benchmark index for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of each of Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio, Wells Fargo Factor Enhanced International Equity Portfolio, Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio relative to such Portfolio’s Universe and benchmark index for the periods identified above.
The Board also received and considered information regarding the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged to the Portfolios, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
The Board took into account the Portfolios’ investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Portfolios to Funds Management under the Advisory Agreement. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Portfolios’ Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the Portfolios in the expense Groups. The Board noted that the Management Rates of the Portfolios were lower than, equal to, or in range of the sum of these average rates for the Portfolios’ expense Groups.
The Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of these amounts, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of certain Portfolios. In this regard, the Board received information about the significantly greater scope of services, and compliance,

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Board considerations (unaudited)
reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the funds family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Portfolios and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolios to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolios’ management fee structure, which operate generally to reduce the Portfolios’ expense ratios as the Portfolios grow in size, and the size of the Portfolios in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Portfolios, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolios and their shareholders.
Other benefits to Funds Management and the Sub-Advisers
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ businesses as a result of their relationships with the Portfolios. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital Management Incorporated from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”, and the series identified below, the “Portfolios”) approved the continuation of each Portfolio’s current Investment Advisory Agreement (the “Current Investment Advisory Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Disciplined Large Cap Portfolio
Wells Fargo Diversified Large Cap Growth Portfolio
Wells Fargo Disciplined International Developed Markets Portfolio
Wells Fargo Large Company Value Portfolio
Wells Fargo Managed Fixed Income Portfolio
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio
Wells Fargo Emerging Markets Bond Portfolio
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio
Wells Fargo Factor Enhanced International Equity Portfolio
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio
Wells Fargo High Yield Corporate Bond Portfolio
Wells Fargo Investment Grade Corporate Bond Portfolio
Wells Fargo Strategic Retirement Bond Portfolio
Wells Fargo U.S. REIT Portfolio
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Portfolios (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Portfolio’s Current Agreements under the 1940 Act that will result in the automatic termination of each Portfolio’s Current Agreements. In light of the expected termination of each Portfolio’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved: (i) a new Investment Advisory Agreement (the “New Investment Advisory Agreement”) between the Trust, on behalf of each Portfolio, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Portfolio, Funds Management and Wells Capital; and (iii) a new Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”) among the Trust, on behalf of Emerging Markets Bond Portfolio, Funds Management and WFAM(I) Ltd (“WFAMI”); and (iv) a new Sub-Advisory Agreement (the “New Galliard Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of Managed Fixed Income Portfolio, Funds Management and Galliard Capital Management, LLC (“Galliard”, and together with Wells Capital and WFAMI, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in

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Board considerations (unaudited)
connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Portfolios.
■	Impact of the Transaction on the Portfolios and their Shareholders: (i) information regarding anticipated benefits to the Portfolios as a result of the Transaction; (ii) a commitment that the Portfolios would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Portfolios in a manner consistent with each Portfolio’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Portfolios as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Portfolios will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Portfolios after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Portfolios by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Portfolios and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Portfolio performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Portfolio to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Portfolio’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Portfolio in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Portfolio(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

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Board considerations (unaudited)
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to each Portfolio by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and administrative services covered by the Current Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from the Advisers that each Portfolio will continue to be advised by its current Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Portfolios after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Portfolios, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Portfolios and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Portfolios and their shareholders.
Investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Portfolio over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Portfolio (the “Universe”), and in comparison to each Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Portfolios relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.

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Board considerations (unaudited)
Investment advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual investment advisory fee rate that is payable by each Portfolio to Funds Management for investment advisory services under the Current Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the applicable Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Portfolio’s Advisory Agreement Rate with those of other funds in the Portfolio’s expense Group at a common asset level.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Agreement Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Advisory Agreement Rates or the Sub-Advisory Agreement Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Advisory Agreement and to each of the Sub-Advisers under the applicable new Sub-Advisory Agreement was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Portfolio will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of advisory services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Portfolio shareholders. The Board noted the existence of breakpoints in each Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The

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Board considerations (unaudited)
Board considered that, in addition to advisory fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Portfolios resulting from enhanced distribution capabilities for their investing funds. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Portfolio, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Portfolios. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Portfolios might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term.

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Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo U.S. REIT Portfolio  |  27

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Portfolio's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Portfolio's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Master Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Master Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Master Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: October 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Master Trust

By:	/s/ Andrew Owen
Andrew Owen
President
Date: October 27, 2021

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: October 27, 2021